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FINANCIAL STATEMENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WESTWATER RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION, DATED MARCH 2, 2018

Dear WWR stockholders:

        You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Westwater Resources, Inc., to be held on [            ], 2018, at 9:00 a.m., local time, at our headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112.

        As previously disclosed, on December 13, 2017, WWR entered into an arrangement agreement to acquire all of the outstanding common shares of Alabama Graphite Corp. ("Alabama Graphite") in an all-stock acquisition. Under the terms of the arrangement agreement and the plan of arrangement attached thereto, eligible Alabama Graphite shareholders will receive 0.08 of a share of WWR common stock in exchange for each Alabama Graphite common share, and holders of Alabama Graphite options and warrants will receive replacement WWR options and warrants. The value of the WWR shares to be received by Alabama Graphite shareholders in the acquisition will fluctuate with the market value of WWR common stock. Based on the exchange ratio of 0.08 of a share of WWR common stock for each Alabama Graphite common share and closing prices of both companies' common stock on December 12, 2017, the last trading day before the acquisition was announced, the implied value of each Alabama Graphite common share was $0.09, or approximately CAD $0.10, which is 5.7% less than Alabama Graphite's closing price of CAD $0.12 per common share on that day.

        Upon completion of the acquisition, former Alabama Graphite shareholders would own approximately 29.4% of the outstanding shares of the combined company based on the number of WWR and Alabama Graphite common shares outstanding as of February 26, 2018.

        The Board of Directors of WWR (the "WWR Board") expects the transaction to provide significant strategic and financial benefits to the stockholders of WWR, including participation in the value chain of critical minerals for the high growth battery market, operational efficiencies and improved access to capital. Following closing of the acquisition, WWR and Alabama Graphite will be combined to create a larger, more diversified American energy minerals development and exploration business, with the aim of becoming a low-cost, near-term producer in the United States of specialized graphite as well as lithium for use in batteries worldwide with continued availability of uranium in the long-term.

        The issuance of WWR common stock to Alabama Graphite shareholders in the acquisition requires the approval of WWR stockholders under the requirements of the Nasdaq Stock Market Listing Rules. At the Annual Meeting, you will be asked to consider and vote on a proposal to approve the issuance of shares of WWR common stock pursuant to the arrangement agreement (the "WWR Stock Issuance"). Additionally, at the Annual Meeting you will also be asked to consider and vote upon the election of five nominees for directors, the ratification of Moss Adams LLP as our independent registered public accounting firm for 2018, and an advisory vote on our executive compensation. The attached notice of the Annual Meeting and proxy statement provide additional information about the proposed acquisition of Alabama Graphite and all of the proposals for WWR stockholders' approval.

        After careful consideration, the WWR Board has unanimously determined that the proposed acquisition of Alabama Graphite is advisable and in the best interests of WWR and its stockholders and, subject to the approval of the WWR Stock Issuance proposal by WWR's stockholders, authorized and approved the issuance of shares of WWR common stock to Alabama Graphite's shareholders in accordance with the arrangement agreement. The WWR Board therefore unanimously recommends that you vote "FOR" the WWR Stock Issuance proposal and "FOR" each of the other proposals to be considered and voted on at the Annual Meeting.

        On behalf of the Board of Directors of WWR, we appreciate your consideration of this important matter and thank you for your continued support.

Very truly yours,

Christopher M. Jones	Terence J. Cryan
President and Chief Executive Officer	Chairman of the Board of Directors

Centennial, Colorado
[            ], 2018

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION, DATED MARCH 2, 2018

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS OF
WESTWATER RESOURCES, INC.
TO BE HELD ON [                        ], 2018

To the stockholders of Westwater Resources, Inc. ("WWR" or "Westwater"):

        We will hold an annual meeting of the stockholders (the "Annual Meeting") on [                        ], 2018 at 9:00 a.m., local time, at our headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112, to consider and vote upon the following matters:

  •
  Proposal 1—a proposal to approve, as required by Rule 5635 of the Nasdaq Manual, the issuance of 14,133,593 shares of WWR common stock in connection with the arrangement (the "Arrangement") contemplated by the Arrangement Agreement, dated as of December 13, 2017 (the "Arrangement Agreement") and the Plan of Arrangement attached thereto, by and among WWR, Alabama Graphite Corp. ("Alabama Graphite") and 1143738 B.C. LTD., a wholly-owned subsidiary of WWR. If approved, up to 14,133,593 shares of WWR common stock will be approved for issuance in exchange for outstanding Alabama Graphite common shares, options and warrants (the "WWR Stock Issuance");

  •
  Proposal 2—a proposal to elect as directors the five nominees named in the accompanying proxy statement;

  •
  Proposal 3—a proposal to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for 2018;

  •
  Proposal 4—a proposal to provide advisory approval of our executive compensation;

  •
  and to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

        The WWR Board unanimously recommends that you vote "FOR" each of the proposals listed above, including "FOR" each director candidate.

        The Board of Directors of WWR (the "WWR Board") has fixed the close of business on March [    ], 2018 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. The proxy statement is dated [                        ], 2018 and, together with the enclosed form of proxy card, is first being mailed to WWR stockholders on or about [                        ], 2018.

        Stockholders are cordially invited to attend the meeting in person. Whether or not you plan to be present at the meeting, you are requested to sign and return the enclosed proxy in the enclosed envelope, or vote all of your shares over the telephone or over the Internet, so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope, or vote over the telephone or Internet. Your vote is important.

Centennial, Colorado	By Order of the Board of Directors of WWR,
[ ], 2018
John W. Lawrence, Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on [                        ], 2018:

The Notice of Annual Meeting and Proxy Statement are available at http://westwaterresources.net.

VOTING BY TELEPHONE, INTERNET OR MAIL

Stockholders of record may submit their proxies by:

        Via the Internet.    You may vote via the Internet by following the instructions on the proxy card. You will be asked to provide the company number and control number from the enclosed proxy card.

        By Telephone.    You may vote by proxy by calling the toll-free number found on the proxy card.

        By Mail.    You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

        In Person.    Attend the Annual Meeting and vote in person.

If you are a beneficial owner of shares held in "street name" (that is, if you hold your shares through a broker, bank or other holder of record), you can vote in one of four ways:

        Via the Internet.    You may vote via the Internet by following the instructions on the voting instruction form accompanying the proxy materials.

        By Telephone.    You may vote by proxy by calling the toll-free number found on the voting instruction form.

        By Mail.    You may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided.

        In Person.    You must obtain a legal proxy from the organization that holds your shares if you wish to attend the Annual Meeting and vote in person.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

        The following are answers to certain questions that you may have regarding the Annual Meeting. WWR urges you to read carefully the remainder of this proxy statement because the information in this section may not provide all of the information that might be important to you in determining how to vote. Additional important information is also contained in the annexes to, and the documents incorporated by reference into, this proxy statement.

Q:
Why am I receiving this document?

A:
You are receiving this proxy statement because you have been identified as a holder of WWR common stock as of the close of business on March [            ], 2018, the record date for the 2018 Annual Meeting of Stockholders. This proxy statement is being used to solicit proxies on behalf of the WWR Board for the Annual Meeting.

Q:
What are holders of WWR common stock being asked to vote on?

A:
Holders of WWR common stock are being asked to:

•
Proposal 1: Approve the WWR Stock Issuance;

•
Proposal 2: Elect as directors the five nominees named in this proxy statement;

•
Proposal 3: Ratify the appointment of Moss Adams LLP as our independent registered public accounts for 2018;

•
Proposal 4: Provide advisory approval of our executive compensation;

  and

  •
  Act upon other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

  Proposals 2, 3 and 4 are collectively referred to herein as the "Annual Meeting Proposals".

  WWR's common stock is listed on the Nasdaq Capital Market. Under Rule 5635(a) of the Nasdaq Manual, a company listed on the Nasdaq Capital Market is required to obtain stockholder approval prior to the issuance of common stock in connection with the acquisition of the stock or assets of another company if 20% or more of the common stock or voting power of the issuer outstanding before such issuance would be issued in connection with such acquisition.

  As of the record date, there were [            ] shares of WWR common stock outstanding. In connection with the Arrangement and pursuant to the WWR Stock Issuance, WWR will issue up to a total of 14,133,593 shares of its common stock representing approximately 33.6% of the common stock of WWR outstanding as of the record date.

Q:
What will happen in the Arrangement?

A:
The Arrangement will combine the businesses of WWR and Alabama Graphite. WWR's wholly-owned British Columbia corporation, 1143738 B.C. LTD, will merge with Alabama Graphite to form one corporate entity with the same effect as if they had amalgamated under Division 3 of the British Columbia Business Corporations Act, except that the legal existence of Alabama Graphite will not cease and Alabama Graphite will survive the merger. The amalgamated company will become a wholly-owned subsidiary of WWR.

  In connection with the closing of the Arrangement, WWR will issue to Alabama Graphite shareholders in exchange for each Alabama Graphite common share, 0.08 of a share of WWR common stock that in the aggregate will equal to up to 14,133,593 shares of WWR common stock.

  After the closing of the Arrangement, the current stockholders of WWR and the current shareholders of Alabama Graphite who receive shares of WWR common stock in the Arrangement will be the stockholders of WWR.

Q:
Why did WWR decide to enter into the Arrangement Agreement with Alabama Graphite?

A:
WWR believes that the Arrangement will provide strategic and financial benefits, including:

•
Increase in WWR's ability to participate in the value chain of critical minerals for the high growth battery market with:

•
the Coosa Graphite Project (a near term, high value planned producer of battery minerals in Alabama that can serve fast growing markets for electrical power storage);

•
WWR's existing lithium exploration projects in Nevada and Utah;

•
Operational efficiencies; and

•
Improved access to capital.

Q:
When and where is the Annual Meeting?

A:
The WWR Annual Meeting will take place on [          ], 2018 at 9:00 a.m., local time, at our headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112.

  Additional information relating to the Annual Meeting is set forth beginning on page [            ].

Q:
Are there any risks in the Arrangement that I should consider?

A:
Yes. There are risks associated with all business combinations, including the Arrangement. Certain of these risks and other risks are described in more detail under "Risk Factors" beginning on page [          ].

Q:
Am I being asked to vote to approve the Arrangement?

A:
No. However, you are being asked to approve the issuance of WWR common stock, including WWR common stock underlying replacement options and warrants, to Alabama Graphite shareholders as consideration for the Arrangement. This issuance is a condition to the closing of the Arrangement. Therefore, approval of the WWR Stock Issuance is required for WWR to complete the Arrangement.

Q:
What is required to complete the Arrangement?

A:
In order to complete the Arrangement, WWR stockholders must approve Proposal 1, authorizing the WWR Stock Issuance. The Arrangement must also be approved by Alabama Graphite's securityholders and the Supreme Court of British Columbia. In addition, all other conditions to the Arrangement set forth in the Arrangement Agreement must be satisfied or waived. For a more complete discussion of the conditions to closing, see the section entitled "The Arrangement Agreement—Conditions to the Arrangement Becoming Effective" on page [            ] of this proxy statement.

  Alabama Graphite will hold a separate meeting of its securityholders to obtain the required approval of the Arrangement.

Q:
Will WWR stockholders receive any shares as a result of the Arrangement?

A:
No. WWR stockholders will continue to hold shares of WWR common stock they currently own. However, as a result of the WWR Stock Issuance, each outstanding share of WWR common stock immediately prior to the Arrangement and the WWR Stock Issuance will represent a smaller percentage of the aggregate number of shares of WWR common stock outstanding after the Arrangement and each WWR stockholder before the Arrangement and the WWR Stock Issuance will hold a smaller percentage of WWR after the Arrangement. However, the combined value of both companies (WWR and Alabama Graphite) is expected to be greater after the closing of the Arrangement than the value of WWR prior to the closing of the Arrangement, but there can be no assurances that this will actually be the case.

Q:
When do you expect to complete the Arrangement?

A:
The Arrangement will be completed when all the conditions in the Arrangement Agreement are satisfied (or, where permitted, waived). Such conditions are described further in "The Arrangement Agreement—Conditions to the Arrangement Becoming Effective" beginning on page [            ]. Assuming the requisite stockholder approvals of both companies are received, the approval of the Supreme Court of British Columbia is received, and all other conditions are satisfied or waived, WWR and Alabama Graphite expect to complete the Arrangement early second quarter of 2018, although completion of the Arrangement cannot be assured by any particular date or at all.

Q:
Am I entitled to appraisal or dissenters' rights?

A:
No. WWR stockholders do not have appraisal or dissenters' rights under Delaware law in connection with the Arrangement or the WWR Stock Issuance.

Q:
Is the Arrangement expected to be taxable to stockholders?

A:
WWR's existing stockholders will simply retain their shares of WWR common stock in the Arrangement, and accordingly there will be no material U.S. federal income tax consequences to WWR's existing stockholders resulting from the issuance of shares of WWR common stock in the Arrangement.

Q:
What will the Alabama Graphite's shareholders be asked to vote upon?

A:
Alabama Graphite's shareholders will not be asked to vote on any of the proposals to be considered and voted upon at the WWR Annual Meeting. Rather, Alabama Graphite will hold a separate meeting of its securityholders, in accordance with the applicable laws of the province of British Columbia.

Q:
Who is eligible to vote at the Annual Meeting?

A:
Only WWR stockholders' proxies are being solicited. We are not soliciting any proxies or votes from Alabama Graphite securityholders through this proxy statement. If you are an Alabama Graphite securityholder and are not a WWR stockholder as of the record date, and you have received or gained access to this proxy statement, you should disregard it completely and should not treat it as any solicitation of your proxy, vote or support on any matter. If you are both a WWR stockholder as of the record date and an Alabama Graphite securityholder, you should treat this proxy statement as soliciting only your proxy with respect to the shares of WWR common stock held by you and should not treat it as an offer or invitation to subscribe or purchase shares of WWR common stock or as a solicitation of your proxy, vote or support on any matter with respect to your Alabama Graphite shares.

  Holders of WWR common stock as of the close of business on March [            ], 2018, the record date for the Annual Meeting, are eligible to vote. As of the close of business on the record date, there were [            ] shares of WWR common stock outstanding and entitled to vote at the Annual Meeting.

Q:
How many votes do WWR's stockholders have?

A:
Holders of WWR's common stock are entitled to cast one vote on each proposal properly brought before the Annual Meeting for each share of WWR common stock that such holder owned at the close of business on the record date.

  As of the record date, directors and executive officers of WWR as a group beneficially owned and were entitled to vote approximately 64,225 shares of WWR common stock, representing approximately less than 1% of the shares of WWR common stock issued and outstanding. All of the directors and executive officers of WWR who are entitled to vote at the Annual Meeting have advised WWR that they intend to vote their shares of WWR common stock in favor of each of the proposals, although such persons have not entered into agreements obligating them to do so.

Q:
What vote is required to approve the WWR Stock Issuance and the Annual Meeting Proposals?

A:
For WWR, assuming a quorum is present:

•
WWR Stock Issuance:  For Proposal 1, the affirmative vote of a majority of the votes cast by the holders of WWR common stock is required to approve the WWR Stock Issuance. Abstentions will not be treated as votes cast and thus will have no effect on the outcome of this proposal. If the WWR Stock Issuance is not approved, WWR will not be able to effect the Arrangement under the terms set forth in the Arrangement Agreement.

•
Election of Directors:  For Proposal 2, WWR's directors are elected by a plurality, and the five nominees for directors who receive the most FOR votes at the 2018 Annual Meeting in person or by proxy will be elected to the WWR Board. Abstentions, "broker non-votes" and shares that are voted "withhold" in regards to a director nominee will not be counted toward such nominee's election and will have no effect on the outcome of the election.

•
Ratification of Independent Registered Public Accountants:  For Proposal 3, the affirmative vote of a majority of the votes cast on the proposal at the 2018 Annual Meeting in person or by proxy is required to ratify the appointment of the independent registered public accountants. Abstentions and "broker non-votes" are not treated as cast either for or against the proposal, and therefore will not affect the outcome of the vote.

•
Advisory Approval of the Compensation of Our Named Executive Officers:  For Proposal 4, the affirmative vote of a majority of the votes cast on the proposal at the 2018 Annual Meeting in person or by proxy is required to approve, by non-binding vote, the compensation of WWR's named executive officers. Abstentions and "broker non-votes" are not treated as cast either for or against the proposal, and therefore will not affect the outcome of the vote.

  Additional information on the vote required to approve the WWR Stock Issuance and related matters is located on page [            ].

Q:
Why is my vote important? What happens if I don't vote?

A:
In order to complete the Arrangement, WWR stockholders must approve the WWR Stock Issuance. If you abstain from voting or fail to vote (either in person or by proxy), your shares will not be treated as votes cast on the WWR Stock Issuance and thus will have no effect on the outcome of the vote.

  If you are the beneficial owner of shares held in "street name" (that is, if you hold your shares through a broker, bank or other holder of record), the broker, bank or other holder of record who holds your shares of WWR common stock will have authority to vote on "routine" proposals, such as the ratification of the appointment of Moss Adams LLP as our independent registered public accountants for 2018, if you have not submitted voting instructions to the broker, bank or other nominee. However, banks, brokerage firms and other nominees are precluded from exercising their voting discretion with respect to non-routine matters, such as the WWR Stock Issuance, the election of directors, and the advisory approval of our executive compensation. As a result, absent specific instructions from the beneficial owner of such shares, brokers, banks or other holders of record are not empowered to vote such shares on non-routine matters, which we refer to as a "broker non-vote." The effect of not instructing your broker, bank or other holder of record regarding how you wish your shares to be voted will NOT be counted as "FOR" or "AGAINST" and will NOT have an effect on the proposals before the Annual Meeting.

  No matter how many or few shares you own you are encouraged to vote and have your voice heard.

Q:
How does the WWR Board recommend that I vote?

A:
The WWR Board unanimously recommends that you vote "FOR" the WWR Stock Issuance and each of the Annual Meeting Proposals.

Q:
Do any executive officers or directors of WWR have interests in the Arrangement or the issuance of WWR common stock to Alabama Graphite shareholders that may be different from, or in addition to, those of other stockholders?

A:
None of WWR's directors or executive officers has any substantial financial interest, direct or indirect, in the Arrangement or the issuance of WWR common stock to Alabama Graphite shareholders, other than being a director or executive officer and a stockholder of WWR.

Q:
What agreements has WWR entered into in connection with the Arrangement?

A:
In addition to the Arrangement Agreement, WWR and Alabama Graphite entered into a Loan Agreement, dated December 13, 2017 (the "Loan Agreement"), pursuant to which WWR is providing a secured convertible non-revolving line of credit to Alabama Graphite and Alabama Graphite Company, Inc. a subsidiary of Alabama Graphite (the "Alabama Graphite Sub" and collectively, the "Borrower"), under which the Borrower may draw up to US$2.0 million. WWR advanced approximately US$0.8 million to the Borrower following the closing of the Loan Agreement and as of the date of the proxy statement has advanced in aggregate approximately US$1.5 million to the Borrower. A copy of the Loan Agreement is attached to this proxy statement as Annex B.

  WWR has also entered into voting agreements with Alabama Graphite's executive officers and directors and certain related shareholders, each dated as of December 13, 2017. Such persons have agreed to vote all of their respective Alabama Graphite shares in favor of the Arrangement at Alabama Graphite's separate securityholder meeting.

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement, please vote promptly by calling the toll-free number listed on your proxy card, accessing the Internet website listed on your proxy card or by completing, signing and dating your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your stock in "street name" through a bank or broker, you must direct your bank or broker to vote in accordance with the instructions you have received from your bank or broker. Submitting your proxy by telephone, Internet or mail or directing your bank or broker to vote your shares will ensure that your shares are represented and voted at the Annual Meeting. For information on how to vote your shares in person at the Annual Meeting, see "Can I attend the Annual Meeting and vote my shares in person?" below.

Q:
How will my proxy be voted?

A:
If you vote by telephone, over the Internet, or by completing, signing, dating and returning your signed proxy card, your proxy will be voted in accordance with your instructions. The proxy confers discretionary authority to the named proxies. Accordingly, if you complete, sign, date and return your proxy card and do not indicate how you want to vote, your shares will be voted "FOR" the approval of the WWR Stock Issuance and each of the Annual Meeting Proposals.

Q:
If my broker holds my shares in "street name," will my broker automatically vote my shares for me?

A:
No. If you do not provide your broker with instructions on how to vote your "street name" shares, your broker will not be permitted to vote on non-routine matters on your behalf. You should therefore be sure to provide your broker with instructions on how to vote your shares, following the directions your broker provides to you. Please check the voting form used by your broker to see if the broker offers telephone or Internet voting.

  All stockholders are urged to have their voices heard on this important matter—please vote your shares today.

Q:
Can I attend the Annual Meeting and vote my shares in person?

A:
Yes. All holders of WWR common stock, including stockholders of record and stockholders who hold their shares through banks, brokers, custodians or any other record holder, are invited to attend the WWR Annual Meeting. Holders of record of WWR common stock as of the record date can vote in person at the WWR Annual Meeting. If you are not a stockholder of record, you must obtain a valid proxy, executed in your favor, from the record holder of your shares, such as a bank, broker, custodian or other record holder, to be able to vote in person at the WWR Annual Meeting.

  If you plan to attend the WWR Annual Meeting, you must hold your shares in your own name, have a letter or recent brokerage statement from the record holder of your shares confirming your ownership or have a valid proxy authorizing you to vote shares at the meeting, and you must bring a form of personal photo identification with you in order to be admitted. WWR reserves the right to refuse admittance to anyone without proper proof of share ownership, proper authorization to vote shares, or proper photo identification.

Q:
What does it mean if I receive more than one set of materials?

A:
This means you own shares of WWR that are registered under different names. For example, you may own some shares directly as a stockholder of record and other shares through a broker, or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must complete, sign, date and return all of the proxy cards or follow the instructions for any alternative voting procedures on each of the proxy cards you receive in order to vote all of the shares you own. Each proxy card you receive will come with its own postage-paid return envelope; if you vote by mail, make sure you return each proxy card in the return envelope that accompanied that proxy card.

Q:
What constitutes a quorum for the Annual Meeting?

A:
The presence in person or by proxy of the holders of one-third of the votes entitled to be cast at the Annual Meeting constitutes a quorum under WWR's bylaws. WWR will treat shares of common stock represented by a properly signed and returned proxy, including abstentions and broker non-votes, as present at the Annual Meeting for the purposes of determining the existence of a quorum. If a quorum is not present, the holders of record of a majority of such shares present and entitled to vote may adjourn the Annual Meeting until a quorum is obtained.

Q:
What can I do if I want to change or revoke my vote?

A:
Regardless of the method you used to cast your vote, if you are a holder of record, you may change your vote by completing, signing, dating and returning a new proxy card with a later date, by calling the toll-free number, if any, listed in your proxy materials or by accessing the Internet website, if any, listed in your proxy materials, in either case by 1:00 a.m. Central Daylight Time on the day of the Annual Meeting or by attending the Annual Meeting and voting by ballot at the Annual Meeting. You may also revoke your proxy card by sending a notice of revocation, which must be received prior to the Annual Meeting, to Westwater Resources, Inc., Attention: Secretary, 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112.

  If you hold your shares in "street name," and wish to change or revoke your vote, please refer to the information on the voting instruction form included with these materials and forwarded to you by your bank, broker, custodian or other record holder to see your voting options.

Q:
Whom should I call if I have questions about the Annual Meeting or the Arrangement?

A:
You should call Regan & Associates, WWR's proxy solicitor, at (212) 587-3005 or WWR's corporate secretary, at (303) 531-0516.

SUMMARY

        This proxy statement is being furnished to the stockholders of WWR in connection with the solicitation of proxies by WWR's Board of Directors (the "WWR Board") for use at the Annual Meeting of the Stockholders (the "Annual Meeting") to be held on [                    ], 2018 at 9:00 a.m., local time, and at any reconvened meeting following any adjournment or postponement thereof. The meeting will be held at our corporate headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112.

        The following summary highlights selected information in this proxy statement and may not contain all of the information that may be important to you. Accordingly, you are urged to read carefully this entire proxy statement, including the attached annexes, and the other documents to which this proxy statement refers you in order for you to fully understand the proposals described in this summary. See "Where You Can Find More Information" beginning on page [                    ] of this proxy statement. Each item in this summary refers to the page of this proxy statement on which that subject is discussed in more detail.

        The functional currency of WWR is the United States ("U.S.") dollar. Unless otherwise specified, all references to "dollars," "$," "USD" or "US$" shall mean U.S. dollars. Alabama Graphite Corp. ("Alabama Graphite") uses the Canadian dollar ("CAD$") as its functional currency.

The Companies (Page [    ])

Westwater Resources, Inc. 6950 S. Potomac Street, Suite 300 Centennial, Colorado 80112 Telephone: (303) 531-0516	Alabama Graphite Corp. First Canadian Place 100 King Street West Suite 5700 Toronto, Ontario, M5X 1C7, Canada Telephone: (416) 309-8641

The Annual Meeting (Page [    ])

        At the Annual Meeting, WWR stockholders will vote on the following matters:

    Proposal 1—Approve the issuance of shares of WWR common stock to the shareholders of Alabama Graphite pursuant to the Arrangement Agreement. We refer to Proposal 1 as the "WWR Stock Issuance".

        The WWR Board recommends a vote "FOR" this proposal.

    Proposal 2—Elect as directors the five nominees named in this proxy statement.

        The WWR Board recommends a vote "FOR" this proposal.

    Proposal 3—Ratify the appointment of Moss Adams LLP as our independent registered public accountants for 2018.

        The WWR Board recommends a vote "FOR" this proposal.

    Proposal 4—Provide advisory approval of the compensation of our named executive officers.

        The WWR Board recommends a vote "FOR" this proposal.

    Conduct other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The Annual Meeting will be held on [            ], 2018 at 9:00 a.m., local time, at our corporate headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112.

        The record date for the Annual Meeting is March [    ], 2018.

Required Vote (page [    ])

        Each share of WWR common stock is entitled to one vote on each matter to be voted upon at the meeting. The presence in person or by proxy of the holders of one-third of the votes entitled to be cast on a matter constitutes a quorum for purposes of the meeting. Votes "FOR" and "AGAINST" or "WITHHOLD," and abstentions and broker non-votes will all be counted as present to determine whether a quorum has been established.

        WWR's directors are elected by a plurality and the five nominees for director who receive the most votes for their nomination will be elected to the WWR Board. Shares that are voted "WITHHOLD" in regards to a director nominee will not be counted towards such nominee's election and will have no effect on the outcome of the election. Approval of each of the remaining Annual Meeting Proposals and the WWR Stock Issuance proposal require the affirmative vote of a majority of the total votes cast on each proposal. In all cases, abstentions and broker non-votes will not be treated as votes cast on the proposal and thus will have no effect on the outcome of the vote.

WWR's Reasons for the Arrangement (Page [    ])

        The WWR Board expects the acquisition of Alabama Graphite to provide significant strategic and financial benefits to the stockholders of WWR, including WWR's increased ability to participate in the value chain of critical minerals for the high growth battery market with Alabama Graphite's Coosa Graphite Project together with WWR's existing lithium exploration projects in Nevada and Utah. In addition, WWR is gaining a pathway to potential production and near-term cash flows through the development of Alabama Graphite's Coosa Project, the exposure to a new commodity, namely graphite, which is in high demand as transportation batteries increase production, and improved access to capital. Furthermore, Alabama Graphite has completed its Preliminary Economic Assessment, which confirmed Coosa as a project with low capital intensity and attractive potential returns.

        Following closing of the acquisition, WWR and Alabama Graphite will be combined to create a larger, more diversified American energy minerals development and exploration business, with the aim of becoming a low-cost, near-term producer in the United States of specialized graphite as well as lithium for use in batteries worldwide with continued availability of uranium in the long-term.

Opinion of Financial Advisor to the WWR Board (Page [    ])

        On December 10, 2017, Roth Capital Partners ("Roth") rendered its written opinion to the WWR Board to the effect that, subject to the matters considered by Roth in preparing its opinion, as of December 10, 2017, the aggregate consideration payable to Alabama Graphite securityholders pursuant to the Arrangement Agreement was fair to WWR and its stockholders from a financial point of view.

        Roth's opinion was directed to WWR Board (in its capacity as such) and only addressed the fairness to WWR and its stockholders, from a financial point of view, of the aggregate consideration payable to Alabama Graphite securityholders provided for in the Arrangement pursuant to execution drafts of the Arrangement Agreement and did not address any other aspect or implication of the Arrangement. The summary of Roth's opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex C to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Roth in preparing its opinion. However, neither Roth's opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to any WWR stockholder as to how such stockholder should act or vote with respect to any matter relating to the Arrangement.

Security Ownership of Certain Beneficial Owners and Management of WWR Stock (Page [    ])

        As of the record date, directors and executive officers of WWR as a group beneficially owned and were entitled to vote approximately [            ] shares of WWR common stock, representing approximately [            ]% of the shares of WWR common stock issued and outstanding. All of the directors and executive officers of WWR who are entitled to vote at the Annual Meeting have advised WWR that they intend to vote their shares of WWR common stock in favor of each of the proposals, although such persons have not entered into agreements obligating them to do so.

The Arrangement and the Arrangement Agreement (Pages [    ], [    ])

        The terms and conditions of the Arrangement are contained in the Arrangement Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to read the Arrangement Agreement carefully, as it is the legal document that governs the Arrangement.

Arrangement Consideration (page [    ])

  •
  WWR will acquire all of the issued and outstanding Alabama Graphite common shares in exchange for shares of common stock of WWR at a ratio of 0.08 of a share of the WWR's common stock for each Alabama Graphite common share.

  •
  The issued and outstanding options and warrants to acquire Alabama Graphite common shares will be converted into rights to purchase shares of common stock of WWR at the same exchange ratio.

Conditions to the Arrangement Becoming Effective (page [    ])

  •
  Alabama Graphite securityholders' approval of the Arrangement;

  •
  WWR stockholders' approval of the WWR Stock Issuance;

  •
  Receipt of the Interim Order and the Final Order of the Supreme Court of British Columbia;

  •
  Conditional approval from Nasdaq of the WWR Stock Issuance;

  •
  Signed officers' certificate of each of WWR and Alabama Graphite certifying the truth and correctness of the representations and warranties of the Arrangement Agreement as of a certain date;

  •
  No more than 5% of the issued and outstanding Alabama Graphite common shares have exercised their dissent rights; and

  •
  No one has breached the Voting Agreements (page [          ]).

Non-Solicitation (page [    ])

  •
  The Arrangement Agreement contains customary non-solicitation covenants that prohibit Alabama Graphite or any of its representatives from soliciting an alternative proposal or entering into, continuing or participating in any discussion, with any person regarding an alternative proposal.

Right to Match (page [    ])

  •
  If Alabama Graphite receives a proposal that the Board of Directors of Alabama Graphite determines to be superior to the Arrangement, Alabama Graphite must provide WWR with a right to match such proposal.

Termination (page [    ])

  •
  Both WWR and Alabama Graphite may terminate the Arrangement Agreement in certain circumstances; and

  •
  In certain situations, Alabama Graphite will reimburse WWR for its expenses of US $1,500,000 if the Arrangement Agreement is terminated.

Interests of WWR's Executive Officers and Directors in the Arrangement

        None of WWR's directors or executive officers has any substantial financial interest, direct or indirect, in the Arrangement or the issuance of WWR common stock to Alabama Graphite shareholders in the Arrangement, other than being a director or executive officer and a stockholder of WWR.

WWR Recent Developments

        WWR announced on December 18, 2017 that it had completed an evaluation and analysis of previously acquired geophysical data covering the Sal Rica lithium brine exploration project in the Pilot Valley of western Utah, and WWR has commenced exploration drill program planning and permitting.

        WWR announced on January 16, 2018 to confirm receipt of $1.5 million from Laramide Resources, Ltd., which was the first of three payments to retire the loan obligation that was part of the sale of the Churchrock and Crownpoint uranium properties in New Mexico last year. WWR received $750,000 in cash and an equivalent amount in Laramide Resources, Ltd. common stock. In the same release, WWR also announced that it had successfully negotiated a reduction in the annual lease payments to La Merced del Pueblo Cebolleta from over $550,000 per year to $350,000 per year for the next three years, improved the royalty structure, and reduced the cost of certain other provisions for the duration of the uranium lease.

Questions

        If you would like to receive additional copies of this proxy statement, without charge, or if you have questions about the meeting, including the procedures for voting your shares, you should contact us at: Westwater Resources, Inc., Attention: Secretary, 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, or by calling (303) 531-0516.

Selected Historical Consolidated Financial Data of WWR

        The following table sets forth selected consolidated financial data for WWR. The data should be read in conjunction with WWR's audited consolidated historical financial statements and related notes included in WWR's Annual Report on Form 10-K for the fiscal year ended December 31, 2017. See "Where You Can Find More Information" beginning on page [    ] of this proxy statement for information regarding how you can view WWR's periodic reports filed with the SEC.

        WWR's historical financial data may not be indicative of the results of operations or financial position to be expected in the future.

(USD in thousands) Results of operations	For the years ending December 31,
	2017	2016
Net loss	$(19,288)	$(19,605)
Basic loss per share	$(0.78)	$(3.73)

	As of December 31,
(USD in thousands) Financial position	2017	2016
Cash and cash equivalents	$4,054	$3,309
Working capital/deficit	3,865	(4,232)
Net property, plant and equipment	35,409	46,916
Total assets	50,238	56,914
Total convertible debt	—	5,431
Total liabilities	9,121	13,866
Total stockholders' equity	$41,117	$43,048

Selected Historical Consolidated Financial Data of Alabama Graphite

        The following tables set forth the selected historical consolidated financial and operating data for Alabama Graphite. The selected consolidated statement of operations data for the fiscal years ended August 31, 2017 and 2016 and the selected balance sheet data as of August 31, 2017 and 2016 are derived from Alabama Graphite's audited consolidated financial statements included in [—] to this proxy statement. The summary financial data for the three months ended November 30, 2017 and 2016 have been derived from Alabama Graphite's unaudited consolidated interim financial statements included in [—] to this proxy statement. Alabama Graphite's unaudited consolidated interim financial data, in the opinion of Alabama Graphite's management, reflect all adjustments of a normal recurring nature necessary for a fair statement of Alabama Graphite's financial position and results of operations at the dates and for the periods indicated. The results for the three months ended November 30, 2017 are not necessarily indicative of results that may be expected for any other interim period or the entire fiscal year. All financial information is presented in Canadian dollars and has been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

        Alabama Graphite's historical financial data may not be indicative of the results of operations or financial position to be expected in the future.

        You should read this selected historical consolidated financial data of Alabama Graphite in conjunction with the section entitled "Information About the Companies—Management's Discussion and Analysis of Alabama Graphite's Financial Condition, Results of Operations, Properties and Other Information" and with Alabama Graphite's consolidated financial statements and the related notes to those financial statements included in [—] to this proxy statement.

	For the three months ending November 30,		For the years ending August 31,
(CAD in thousands) Results of operations	2017	2016	2017	2016
	(unaudited)	(unaudited)
Net loss	$(639)	$(1,322)	$(3,207)	$(1,729)
Comprehensive loss	(639)	(1,322)	(3,207)	(1,729)
Basic loss per share	$(0.00)	$(0.01)	$(0.02)	$(0.01)

		As of August 31,
	As of November 30, 2017
(CAD in thousands) Financial position		2017	2016
	(unaudited)
Cash and cash equivalents	$64	$509	$96
Working capital/(deficit)	(738)	156	(207)
Exploration and evaluation assets	7,792	7,563	6,867
Total assets	7,940	8,217	7,184
Total liabilities	886	496	521
Total stockholders' equity	$7,055	$7,721	$6,663

 Comparative Historical and Unaudited Pro Forma Per Share Data

        The following table sets forth (i) selected per share information for shares of WWR common stock on a historical basis for the year ended December 31, 2017, (ii) selected per share information for shares of WWR common stock on a pro forma combined basis for year ended December 31, 2017, (iii) selected per share information for Alabama Graphite common shares on a historical basis for the twelve months ended November 30, 2017, and (iv) selected per share information for Alabama Graphite common shares on a pro forma equivalent basis for the twelve months ended November 30, 2017. Given that Alabama Graphite's fiscal year ended on August 31, 2017, Alabama Graphite's results represent the sum of the audited historical financial information for the year ended August 31, 2017, less the unaudited historical financial information for the three months ended November 30, 2016 and plus the unaudited historical financial information for the three months ended November 30, 2017. Except for the historical information for WWR as of and for the year ended December 31, 2017, the information in the table is unaudited.

        The unaudited pro forma information below is presented for illustrative purposes only and does not necessarily reflect the results of operations or the financial position of WWR that actually would have resulted had the Arrangement occurred as of the beginning of the periods presented, nor is it necessarily indicative of the future operating results or financial position of the combined company.

        In preparing the unaudited pro forma condensed consolidated financial statements, a review was undertaken by management of WWR to identify accounting policy differences where the impact was potentially material and could be reasonably estimated, and identified Alabama's Graphite's use of IFRS as a material difference. The Company has adjusted Alabama Graphite's financial statements to conform to US GAAP and WWR's accounting policies.

        For WWR, the historical net loss per share, book value per share and weighted average outstanding shares (basic and diluted) were taken from WWR's 2017 Annual Report on Form 10-K. WWR's pro forma combined loss (basic and diluted) and book value per share were calculated by dividing WWR's pro forma combined loss per share from continuing operations (basic and diluted) and stockholders' equity, respectively, by the pro forma equivalent of common shares outstanding, giving effect to the anticipated issuance of an estimated 11,625,215 shares of WWR common stock at completion of the Arrangement.

        For Alabama Graphite, the historical Alabama Graphite common shares used in the calculation were from the unaudited financial results for the three months ended November 30, 2017. The historical net loss per share and book value per share for Alabama Graphite were converted from Canadian dollars to U.S. dollars using the average daily closing exchange rate for the twelve months ending November 30, 2017 and the closing exchange rate as of November 30, 2017. Additionally, the Alabama Graphite historical net loss and book value per share have been adjusted to reflect necessary adjustments for converting from IFRS to US GAAP. Alabama Graphite's pro forma equivalent per share amounts were calculated by taking the historical Alabama Graphite shares times the 0.08 share conversion to determine the incremental shares of WWR common stock for the Arrangement. The incremental number of shares of WWR common stock were then estimated to represent approximately 32% of the total outstanding pro forma shares, basic and diluted net loss per share and book value per share, respectively.

        You should read this information in conjunction with the unaudited pro forma condensed combined financial statements and notes thereto included elsewhere in this proxy statement, and the separate historical audited financial statements and notes thereto of WWR on WWR's Annual Report on Form 10-K for the year ended December 31, 2017, which is incorporated by reference into this proxy statement, and Alabama Graphite's historical audited financial statements and the notes thereto for the year ended August 31, 2017 and the unaudited historical financial statements and notes thereto of Alabama Graphite for the three months ended November 30, 2017, which appear elsewhere in this proxy statement, and the information under "Risk Factors".

	Year Ended December 31, 2017
	Westwater Resources, Inc.		Alabama Graphite Corp.
	Historical	Pro Forma	Historical	Pro Forma Equivalent of One Alabama Graphite Share(1)(2)
Basic and diluted net loss per share	$(0.78)	$(0.56)	$(0.02)	$(0.18)
Shares used in calculating basic and diluted loss per share	24,736,955	36,362,170	145,315,187	11,625,215
Book value per share(3)	$1.66	$1.51	$0.00	$0.48

(1)
The number of shares was calculated by applying an assumed exchange rate of .08 to the historical Alabama Graphite shares.

(2)
Per share amounts represent an estimated 32% of WWR pro forma share amounts.

(3)
The book value per share is computed by dividing (historical or pro forma) stockholders' equity by the (historical or pro forma) number of shares as of the end of the period.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement and other documents incorporated by reference into this proxy statement contain or may contain forward-looking statements. Forward-looking statements may be identified by the use of forward-looking terms such as "may," "will," "should," "can," "expect," "believe," "anticipate," "intend," "plan," "estimate," "potential", "project," "assume," "guide," "target," "forecast," "is confident that" and "seek" or the negative of such terms or other variations on such terms or comparable terminology.

        Such forward-looking statements include, but are not limited to, statements about (i) the timing and completion of the proposed Arrangement between WWR and Alabama Graphite, (ii) expectations as a result of the proposed Arrangement, (iii) the ability to optimize technical and operational components of a future combined business, (iv) the timing, occurrence and rates of production at the properties, including statements regarding future growth and life of the mines, (v) the cost of uranium or graphite or lithium production at the properties, (vi) capital resources, capitalization and ownership, including relationships with major stockholders, (vii) the occurrence, extent and results of any future exploration program, including drilling, (viii) mineral resources and exploration results, which includes inferred resources, (ix) future improvements in the demand for and price of uranium, lithium or graphite and growth in nuclear generating capacity or battery demand, (x) adequacy of funding and access to capital markets, (xi) plans for capital management, revenue, cash generation and profits, (xii) the occurrence and results of any potential production from the combined companies' properties and acceptance by the market of such products, (xiii), and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the respective managements of WWR and Alabama Graphite and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially.

        You should not place undue reliance on these forward-looking statements. Neither WWR nor Alabama Graphite undertakes any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this proxy statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled "Risk Factors" beginning on page [            ] of this proxy statement and those discussed in the filings of WWR that are incorporated by reference into this proxy statement, as well as the following:

  •
  the inability to complete the Arrangement on time or at all due to the failure to obtain stockholder approval or governmental or regulatory clearances or the failure to satisfy other conditions to the completion of the Arrangement or the failure of the Arrangement to be completed for any other reason;

  •
  the occurrence of any event, change or other circumstances that could give rise to the termination of the Arrangement Agreement;

  •
  any disruption from the Arrangement making it difficult to maintain business and operations;

  •
  the incurrence of unexpected transaction and combination-related costs in connection with the Arrangement;

  •
  the impact of potentially immediate sales of WWR common stock received in the Arrangement by Alabama Graphite holders;

  •
  the future financial performance, anticipated liquidity and capital expenditures of WWR and Alabama Graphite;

  •
  the ability to raise additional capital in the future;

  •
  success in retaining or recruiting, or changes required in, WWR's and Alabama Graphite's officers, key employees or directors following the Arrangement;

  •
  the risk that the businesses will not be coordinated successfully, or that the coordination will be more costly or more time consuming and complex than anticipated;

  •
  the risk that Alabama Graphite's mineral rights properties may be subject to other claims that could affect its property rights

  •
  effectiveness of WWR and AGC's systems of internal controls;

  •
  adverse developments in general market, business, economic, labor, regulatory and political conditions, including worldwide demand for uranium, lithium or graphite and the spot price and long-term contract price of uranium, lithium or graphite;

  •
  the impact of competitive risks in the graphite business from other mining companies;

  •
  adverse or inaccurate findings in a future feasibility study of Alabama Graphite's mineral rights properties and the risk that mineral deposits contained in Alabama Graphite's mineral rights properties will not be commercially viable;

  •
  the impact of Canadian disclosure requirements differing from SEC requirements;

  •
  market reaction to negative publicity of lithium ion batteries;

  •
  operating conditions at the projects, including without limitation, weather conditions;

  •
  government regulation of the mining industry and the uranium, lithium or graphite industries;

  •
  the impact of any cyber-breaches, acts of war or terrorism or natural disasters;

  •
  the impact of any unanticipated geological, processing, environmental, regulatory and legal or other restrictions which may be encountered;

  •
  other factors which are more fully described in the WWR's Annual Report on Form 10-K and as updated by subsequent Quarterly Reports on Form 10-Q, and other filings with the SEC; and

  •
  other factors which are more fully described in Alabama Graphite's public filing available on SEDAR at www.sedar.com.

RISK FACTORS

        You should carefully consider the following risk factors and all of the other information contained or incorporated by reference in this proxy statement, including the matters addressed under the caption "Cautionary Statement Regarding Forward-Looking Statements" on page [      ] and the annexes hereto, before deciding how to vote your shares on the proposals presented. If any of the risks described below, elsewhere or incorporated by reference in this proxy statement, actually occur, the business, financial results, financial condition, operating results or stock price of WWR or the combined company could be materially adversely affected.

Risks Relating to the Arrangement

         The benefits of integrating the companies may not be realized.

        To be successful after the Arrangement, WWR will need to combine and integrate the operations of WWR and Alabama Graphite into one company. Integration will require substantial management attention and could detract attention from the day-to-day business of the combined company. WWR could encounter difficulties in the integration process, such as the need to revisit assumptions about future production, revenues, capital expenditures and operating costs, including synergies, the loss of key employees or commercial relationships or the need to address unanticipated liabilities. If WWR cannot integrate the WWR and Alabama Graphite businesses successfully, it may fail to realize the expected benefits of the Arrangement.

         Failure to complete the Arrangement or delays in completing the Arrangement could negatively affect WWR's stock price and WWR's and Alabama Graphite's future businesses and operations.

        If the Arrangement is not completed for any reason, WWR and Alabama Graphite may be subject to a number of risks, including the following:

  •
  the separate companies will not realize the benefits expected from the Arrangement, including potential operational efficiencies and improved access to capital;

  •
  Alabama Graphite, due to its current liquidity position, may not be able to continue operations and, as a result, its creditors may foreclose on certain or all of its assets;

  •
  the current market price of WWR common stock may reflect a market assumption that the Arrangement will occur and a failure to complete the Arrangement could result in a negative perception by the stock market of WWR and a resulting decline in the market price of its common stock; and

  •
  there may be substantial disruption to WWR's business and distraction of its management and employees from day-to-day operations because matters related to the Arrangement (including integration planning) may require substantial commitments of time and resources, which could otherwise have been devoted to other opportunities that could have been beneficial to WWR.

        Delays in completing the Arrangement could exacerbate uncertainties concerning the effect of the Arrangement, which may have an adverse effect on the business following the Arrangement and could defer or detract from the realization of the benefits expected to result from the Arrangement.

         WWR stockholders will suffer immediate dilution to their equity and voting interests as a result of the WWR Stock Issuance.

        In connection with the Arrangement, WWR will issue up to 14,133,593 shares of its common stock to Alabama Graphite shareholders. Immediately following the completion of the Arrangement, former Alabama Graphite shareholders will own collectively approximately 29.4% of the total number of shares the combined company's outstanding common stock and the existing stockholders of WWR will own approximately 70.5% of the outstanding common stock of the combined company; and on a fully diluted basis, former Alabama Graphite shareholders will own collectively approximately 33% of the total number of shares the combined company's outstanding common stock and the existing stockholders of WWR will own approximately 67% of the outstanding common stock of the combined company. Accordingly, the issuance of WWR common stock to Alabama Graphite shareholders will have the effect of reducing the percentage of equity and voting interest held by each of WWR's existing stockholders. Consequently, WWR stockholders as a group will have less influence over the management and policies of the combined company after the Arrangement than they currently exercise.

         If the Alabama Graphite holders immediately sell WWR common stock received in the Arrangement, they could depress WWR's stock price.

        If the Alabama Graphite holders who receive WWR common stock in the Arrangement, or other holders of WWR common stock, sell significant amounts of WWR common stock following the Arrangement, the market price of WWR common stock could decrease. These sales may also make it more difficult for WWR to sell equity securities or equity-related securities in the future at a time and at a price that WWR otherwise would deem appropriate.

         Alabama Graphite's public filings are subject to Canadian disclosure standards, which differ from SEC requirements.

        Alabama Graphite is a Canadian issuer that is required to prepare and file its periodic and other filings in accordance with British Columbia securities laws. As a result, certain of the information about Alabama Graphite that is contained in this proxy statement was prepared in conjunction with Alabama Graphite's financial statements that were prepared in accordance with IFRS and other British Columbia disclosure regulations, rather than the requirements that would apply in the U.S. Because Alabama Graphite disclosure requirements are different from SEC requirements, the information about Alabama Graphite contained in this proxy statement may not be comparable to similar information available about WWR or other U.S. issuers.

         The unaudited pro forma condensed consolidated financials are presented for illustrative purposes only and may not be indicative of the combined company's financial condition or results of operations following the Arrangement.

        The pro forma financial statements contained in this proxy statement are presented for illustrative purposes only and may not be an indication of the combined company's financial condition or results of operations following the Arrangement for several reasons. For example, the pro forma financial statements have been derived from the historical financial statements of WWR and Alabama Graphite, and certain adjustments and assumptions have been made regarding the combined company after giving effect to the Arrangement by which each entity would become a part of the combined company. The information upon which these adjustments and assumptions have been made is preliminary, and such adjustments and assumptions are difficult to make with complete accuracy.

        Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by the combined company in connection with the Arrangement. For example, the impact of any incremental costs incurred in integrating the companies is not reflected in the pro forma financial statements. As a result, the actual financial condition and results of operations of the combined company following the Arrangement may differ significantly from these pro forma financial statements.

        In addition, the assumptions used in preparing the pro forma financial statements may not prove to be accurate, and other factors may affect the combined company's financial condition or results of operations following the Arrangement. Any potential decline in the combined company's financial condition or results of operations may cause significant variations in the stock price of the combined

company. See the section entitled "Unaudited Pro Forma Condensed Consolidated Financial Information" beginning on page [      ].

         WWR will incur significant transaction and combination-related costs in connection with the Arrangement.

        WWR and Alabama Graphite expect to incur significant costs associated with the Arrangement and combining the operations of the two companies. WWR's fees and expenses related to the Arrangement include financial advisor fees, filing fees, legal and accounting fees, regulatory fees and mailing costs, some of which will be paid regardless of whether the Arrangement is completed. Even though Alabama Graphite will be obligated to reimburse WWR US$1.5 million for such expenses in certain situations where the Arrangement Agreement is terminated, such reimbursement amount may not be sufficient to cover actual expenses incurred. Any unreimbursed fees and expenses will reduce WWR's cash on hand. Furthermore, following the completion of the Arrangement, the combined company will incur costs associated with combining the operations of the two companies. However, it is difficult to predict the amount of these costs before the combined company begins the integration process. The combined company may incur additional unanticipated costs as a consequence of difficulties arising from efforts to integrate the companies.

         If the Arrangement does not occur, WWR will still have a loan outstanding to Alabama Graphite, who will have limited ability to repay.

        In connection with the execution of the Arrangement Agreement, on December 13, 2017, WWR entered into the Loan Agreement with Alabama Graphite and Alabama Graphite Sub (collectively, the "Borrower"). Under the Loan Agreement, WWR has agreed to provide a secured convertible non-revolving line of credit to the Borrower of up to US$2.0 million to fund Alabama Graphite's working capital needs, including its transaction costs for the Arrangement. The loan is secured by a security interest in substantially all of the Borrower's real and personal property. The occurrence of either the termination of the Arrangement Agreement or a change of control of the Borrower constitutes an event of default under the Loan Agreement, whereupon WWR may accelerate the loan by delivering a notice to the Borrower, on which date the entire outstanding loan balance would then be immediately due and payable. If the Arrangement does not occur, it is uncertain whether the Borrower will be able to repay such outstanding balance under the Loan Agreement.

         The fairness opinion obtained by WWR from its financial advisors will not reflect changes in circumstances subsequent to the date of the fairness opinion.

        WWR obtained an opinion from its financial advisor regarding the fairness, from a financial point of view, of the share exchange ratio and the aggregate consideration payable to Alabama Graphite's stockholders provided for in the Arrangement pursuant to the Arrangement Agreement. See "The Arrangement—Opinion of Financial Advisor to the WWR Board" on page [      ] of this proxy statement. The fairness opinion is provided as Annex C to this proxy statement. Such opinion does not reflect changes that may occur or may have occurred after the date of the opinion, including changes to the operations and prospects of WWR, changes in WWR's stock price, changes in exchange rates, general market and economic conditions or regulatory or other factors. Any such changes, or changes in other factors on which the fairness opinion is based, may materially alter or affect the fairness of the Arrangement to the stockholders of WWR.

         If WWR fails to implement an effective system of internal controls with respect to Alabama Graphite after the Arrangement, it may not be able to accurately report its financial results or prevent fraud and, as a result, its business could be harmed and current and potential stockholders could lose confidence in WWR, which could cause WWR's value to fall.

        Alabama Graphite does not currently maintain, and if WWR is not able to establish and maintain, effective internal controls with respect to Alabama Graphite in a timely manner following the Arrangement or with adequate compliance, it may not be able to accurately report the financial results of the combined company or prevent fraud and might be subject to sanctions or investigation by, among others, the Nasdaq Capital Market. Any such action could harm its business or investors' confidence in WWR, and could cause its stock price to fall.

         The effect of comprehensive U.S. tax reform legislation on WWR and its affiliates, whether adverse or favorable, is uncertain.

        On December 22, 2017, President Trump signed into law H.R. 1, "An Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on the budget for fiscal year 2018" (informally titled the "Tax Cuts and Jobs Act"). Among a number of significant changes to the current U.S. federal income tax rules, the Tax Cuts and Jobs Act reduces the marginal U.S. corporate income tax rate from 35% to 21%, limits the deduction for net interest expense, shifts the United States toward a more territorial tax system, and imposes new taxes to combat erosion of the U.S. federal income tax base. The effect of the Tax Cuts and Jobs Act on WWR and its affiliates, whether adverse or favorable, is uncertain, and may not become evident for some period of time. You are urged to consult your tax advisor regarding the implications of the Tax Cuts and Jobs Act.

Risks Relating to the Businesses of WWR

        You should also consider the risks associated with WWR's business and operations, which will affect the combined company. These risks are described in the section entitled "Risk Factors" in WWR's Annual Report on Form 10-K for the year ended December 31, 2017 and as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. For information regarding the documents incorporated into this proxy statement by reference, see the section entitled "Where You Can Find More Information" beginning on page [      ].

Risks Relating to the Businesses of WWR, Alabama Graphite and the Combined Company

         The combined company will require significant capital to fund its future operations, which may not be available on terms acceptable to WWR or at all.

        The continued operations of the combined company will be dependent on its ability to obtain financing through debt and equity financing, or generating sufficient cash flows from future operations. There is a risk that the combined company may not be able to access capital from debt or equity markets (or via any other forms of available financing) for future projects or developments, which could have a material adverse impact on the combined company's business and financial condition. If, after the Arrangement is finalized, financing was undertaken through the issuance of new equity or equity-linked securities of the combined company other than on a pro rata basis, existing stockholders may experience additional dilution and the control of the combined company may change.

         The combined company will face significant competitive risks in the graphite business from other mining companies.

        In addition to WWR's existing uranium and lithium businesses, the graphite business to be acquired as a result of the Arrangement is highly competitive. The combined company will face competition from existing companies, which are capable of mining and producing graphite and graphite materials. Many of these companies are larger companies with greater financial resources than the combined company, which companies are more able to withstand price volatility, should the price of graphite significantly decrease.

         Alabama Graphite's financial results and its exploration, development and mining activities may be adversely affected by declines in the price of graphite, and revenues for the combined company are subject to the volatility of graphite prices.

        The combined company's financial results and its exploration, development and mining activities may be adversely affected by declines in the price of graphite. The market price of graphite is volatile and is affected by numerous factors that are beyond WWR or Alabama Graphite's control. These include the sale or purchase of industrial minerals by various dealers, international supply and demand, the level of consumer product demand, international economic trends, currency exchange rate fluctuations, the level of interest rates, exchange rates, the rate of inflation or deflation, production and consumption patterns, speculative activities, increased production due to improved mining and production methods, government regulations relating to prices, taxes, royalties, land tenure, land use, importing and exporting of minerals, environmental protection, the degree to which a dominant producer uses its market strength to bring supply into equilibrium with demand, global or regional political and economic trends and international events as well as a range of other market forces. A reduction in the price of graphite may prevent Alabama Graphite's mineral rights properties from being economically mined or result in the write-off of assets whose value is impaired as a result of low graphite prices. The prices of industrial minerals have fluctuated widely in recent years, and future price declines could cause continued exploration and development of the Coosa Graphite Project to be impracticable. Further, reserve calculations and life-of-mine plans using significantly lower industrial mineral prices could result in material write-downs of Alabama Graphite's investment in the Coosa Graphite Project and increased amortization, reclamation and closure charges. In addition to adversely affecting reserve estimates and Alabama Graphite's financial condition, declining commodity prices can impact operations by requiring a reassessment of the feasibility of a particular project. Such a reassessment may be the result of a management decision or may be required under financing arrangements related to a particular project. Even if the project is ultimately determined to be economically viable, the need to conduct such a reassessment may cause substantial delays or may interrupt operations until the reassessment can be completed. The price of graphite may also have a significant influence on the market price of WWR's common stock.

         Alabama Graphite has a limited operating history as a graphite exploration and mining company, and Alabama Graphite's business and prospects should be considered in light of the risks and difficulties typically encountered by a company with a limited operating history.

        Alabama Graphite has had no revenue-generating operations and Alabama Graphite's operating cash flow needs have been financed solely through offerings of Alabama Graphite's common shares or other securities. As a result, Alabama Graphite has limited historical financial and operating information relating to its ability to generate revenue in the future available to help evaluate Alabama Graphite's performance or independent value.

        All of Alabama Graphite's mineral rights properties are in the exploration stage and require additional capital in order to continue with the implementation of Alabama Graphite's business plan. There can be no assurance that Alabama Graphite will be able to obtain such additional capital. Until the commencement of operations, Alabama Graphite will not generate any operating revenues. Alabama Graphite expects to continue to incur operating deficits as Alabama Graphite implements its business plan.

        Alabama Graphite's estimates of capital, personnel, equipment, and facilities required for its proposed operations are based on certain other existing businesses operating under similar business conditions and plans. Alabama Graphite believes that its estimates are reasonable, but, until Alabama Graphite's operations have been established, it is not possible to determine the accuracy of such estimates. Alabama Graphite has not had any direct operating experience and therefore has no basis for its projections, other than the experience of other similar businesses from which limited financial histories are available. As a result, there is no assurance that Alabama Graphite will be able to generate profits from operations.

         Alabama Graphite is an exploration stage company and has virtually no history of producing graphite from its mineral rights properties. Any future revenues and profits are uncertain.

        Other than limited mining activity conducted for pre-commercial testing purposes, there can be no assurance that the Coosa Graphite Project and Alabama Graphite's mineral rights properties located in Coosa County and Chilton County, Alabama will be successfully placed into production, produce minerals in commercial quantities or qualities or otherwise generate operating earnings. Advancing properties from the exploration stage into development and commercial production requires significant capital and time and will be subject to further feasibility studies, permitting requirements and construction of the mine, processing plants, roads and related works and infrastructure. Alabama Graphite will continue to incur losses until such time, if ever, as its mining activities successfully reach commercial production levels and generate sufficient revenue to fund continuing operations. There is no certainty that Alabama Graphite will produce revenue from any source, operate profitably or provide a return on investment in the future. If Alabama Graphite is unable to generate revenues or profits, the combined company's shareholders might not be able to realize returns on their investment in shares of WWR common stock.

         The combined company cannot be assured that Alabama Graphite's Coosa Graphite Project is feasible or that a feasibility study will accurately forecast operating results.

        Alabama Graphite has not established proven or probable reserves through the completion of a "final" or "bankable" feasibility study for any of its projects, including the Coosa Graphite Project. We cannot be assured that Alabama Graphite's Coosa Graphite Project is feasible or that a feasibility study will accurately forecast operating results. Before contracting with battery manufacturers or those that supply them, WWR will likely have to complete a feasibility study. There can be no assurance that the results of the feasibility study will be positive or that such study will be completed when expected. If the Coosa Graphite Project feasibility study is favorable, there is no assurance that actual production rates, revenues, capital and operating costs at the Coosa Graphite Project will not vary unfavorably from the estimates and assumptions included in the feasibility study.

         There is no guarantee that the mineral deposit contained in the Coosa Graphite Project and Alabama Graphite's mineral rights properties in Chilton County, Alabama will be commercially viable.

        There is no guarantee that the mineral deposit contained in the Coosa Graphite Project and Alabama Graphite's mineral rights properties in Coosa County or Chilton County, Alabama will be commercially viable. The exploration and development of mineral projects is highly speculative in nature and involves a high degree of financial and other risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not reduce or eliminate. The Coosa Graphite Project and Alabama Graphite's mineral rights properties in Chilton County, Alabama constitute Alabama Graphite's primary assets. However, there are no guarantees that there will ever be a profitable mining operation on the Coosa Graphite Project property or Alabama Graphite's properties in Coosa County or Chilton County, Alabama. The proposed multi-phase exploration and development program on the Coosa Graphite Project and Alabama Graphite's mineral rights properties in Coosa County or Chilton County, Alabama is subject to a significant degree of risk. Whether a mineral deposit will be commercially viable depends on a number of factors, including the particular attributes of the deposit (i.e. size, grade, access, flake size distribution, contaminants, and proximity to infrastructure), financing costs, the cyclical nature of commodity prices and government regulations (including those relating to prices, taxes, currency controls, royalties (both product and monetary), land tenure, land use, access to the surface property, importing and exporting of mineral products, and environmental protection). The effect of these factors or a combination thereof cannot be accurately predicted but could have an adverse impact on the combined company.

         Title to Alabama Graphite's mineral rights properties may be subject to other claims that could affect its property rights and claims. Certain of Alabama Graphite's current leases with options to purchase need to be renewed and we cannot guarantee that we will be successful in renewing those leases.

        There are risks that title to Alabama Graphite's mineral rights may be challenged or impugned. Alabama Graphite's current Coosa Graphite Project and its mineral rights in Coosa County or Chilton County, Alabama are all located in Alabama and may be subject to prior unrecorded agreements or transfers, and title may be affected by undetected defects. The combined companies have investigated Alabama Graphite's rights to explore and exploit the Coosa Graphite Project and Coosa County and Chilton County, Alabama mineral rights and, to the best of the combined company's knowledge, Alabama Graphite's rights in relation to the mineral rights covering the Coosa Graphite Project and Coosa County and Chilton County, Alabama resource are in good standing. However, there may be valid challenges to the title of Alabama Graphite's mineral rights that, if successful, could impair development and/or operations. Further, Alabama Graphite's current leases for its mineral rights properties give Alabama Graphite certain renewal options, with such terms not to exceed seventy (70) years. If we are unsuccessful in renewing these mineral rights leases, Alabama Graphite may incur increased costs and difficulties in developing the Coosa Graphite Project and Alabama Graphite's Coosa County and Chilton County, Alabama mineral rights properties that could affect the combined company's results of operations. In addition, Alabama Graphite may be required to obtain rights to access the surface property in order to excavate the mineral deposits. Alabama Graphite does not currently have any agreements in place to operate on the surface property above its mineral rights property. Obtaining such surface rights may be a significant expense and the cost for such access cannot be accurately predicted.

         WWR and Alabama Graphite's operations are subject to government regulations and licensing.

        The future operations of WWR and Alabama Graphite, including exploration and development activities and the commencement and continuation of commercial production, require licenses, permits or other approvals from various federal, state and local governmental authorities and such operations are or will be governed by laws and regulations relating to prospecting, development, mining, production, exports, taxes, labor standards, occupational health and safety, waste disposal, toxic substances, land use, water use, environmental protection, historic and cultural resources, endangered species, land claims of indigenous people and other matters. Alabama Graphite believes that the Coosa Graphite Project and its mineral rights properties in Coosa County and Chilton County, Alabama are in substantial compliance with all material laws and regulations that apply to its current activities. There can be no assurance, however, that WWR or Alabama Graphite will obtain on reasonable terms or at all the permits and approvals, and the renewals thereof, which it may require for the conduct of its future operations or that compliance with applicable laws, regulations, permits and approvals will not have an adverse effect on plans to explore and develop the Coosa Graphite Project and WWR's mineral rights properties in Coosa County and Chilton County, Alabama. Current and possible future environmental and mineral tax legislation, regulations and actions could prohibit Alabama Graphite's planned exploration and operations or cause additional expense, capital expenditures, restrictions and delay on Alabama Graphite's planned exploration and operations, the extent of which cannot be predicted. Failure to comply with applicable laws, regulations and permitting requirements may result in enforcement actions thereunder, including orders issued by regulatory or judicial authorities causing operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment, or remedial actions. Parties engaged in mining operations may be required to compensate those suffering loss or damage by reason of the mining activities and may have civil or criminal fines or penalties imposed for violations of applicable laws or regulations.

         Negative publicity of lithium ion batteries may negatively impact the industries or markets WWR and Alabama Graphite operate in.

        The combined company is unable to predict the impact, security or duration of negative publicity related to fire / mishandling of lithium ion batteries or the environmental impact of their disposal, and how it may impact the industries or markets the combined company of WWR and Alabama Graphite intend to serve. Ongoing negative attention being given to lithium ion batteries that are used in certain cellular phones or are integrated into the power systems of new commercial aircraft and electric motor vehicles may have an impact on the lithium battery industry as a whole, regardless of the design or use of those batteries. The residual effects of such events could have an adverse effect on the combined company's business, financial condition, and results of operations, since the combined company's core business is based on the production of secondary processed materials used in the manufacture of lithium ion batteries.

         Hiring or retaining qualified people or obtaining all necessary services for Alabama Graphite's operations may be difficult.

        Hiring or retaining qualified people or obtaining all necessary services for Alabama Graphite's operations may be difficult. It may be difficult to hire qualified people, or to retain service providers, with the requisite expertise who are situated in or willing to work in the relevant local jurisdiction at reasonable rates. If qualified people and services cannot be obtained in the relevant local jurisdiction, WWR and/or Alabama Graphite may need to obtain these services from people located outside such jurisdiction, which could result in delays and higher costs to the combined company to conduct its operations.

         Our ability to operate will be dependent on the combined company's ability to develop our properties and then mine them at a profit sufficient to finance further mining activities and for the acquisition and development of additional properties. The volatility of graphite, uranium and lithium prices makes long-range planning uncertain and raising capital difficult.

        Our ability to operate will be dependent on the combined company's ability to develop our properties and then operate them at a profit sufficient to finance further mining activities and for the acquisition and development of additional properties. The volatility of graphite, uranium and lithium prices makes long-range planning uncertain and raising capital difficult.

        Our ability to obtain positive cash flow will be dependent on developing and then mining sufficient quantities of graphite, uranium or lithium at a profit sufficient to finance our operations and for the acquisition and development of additional mining properties. Any profit will necessarily be dependent upon, and affected by, the long and short term market prices of graphite, uranium and lithium, which are subject to significant fluctuation. For example, uranium prices have been and will continue to be affected by numerous factors beyond our control such as the demand for nuclear power, political and economic conditions in uranium producing and consuming countries, uranium supply and production levels and costs of production. A significant, sustained drop in graphite, uranium or lithium prices would cause us to recognize impairments of the carrying value of our graphite, uranium, lithium or other assets.

         The combined company's foreign operations subject the combined company to a number of significant regulatory and legal risks that may have a material adverse impact on our its prospects, projects, financial condition and results of operations.

        Foreign operations are important to WWR's, and as a result, the combined company's, future prospects and growth, and such foreign operations expose the combined company to a number of risks. These risks include such things as:

  •
  enforcement of unfamiliar or uncertain foreign real estate, mineral tenure, contract, water use, mine safety and environmental laws and policies;

  •
  challenges to mining, processing and related permits and licenses, or to applications for permits and licenses, by or on behalf of regulatory authorities, indigenous populations, non-governmental organizations or other third parties;

  •
  war, crime, terrorism, sabotage, civil unrest and uncertain political and economic environments;

  •
  renegotiation, nullification or forced modification of existing contracts, licenses, permits, approvals, concessions or the like;

  •
  corruption;

  •
  challenges in overseeing employees and contractors, including the risk that the employees and independent contractors of the combined company may engage in unauthorized or illegal activity;

  •
  exchange and currency controls and fluctuations;

  •
  limitations on foreign exchange and repatriation of earnings;

  •
  restrictions on mineral production and price controls;

  •
  seizure of mineral production and expropriation or nationalization of property;

  •
  changes in legislation, including changes related to taxation, new or increased mining royalty interests, import and export regulations, foreign ownership, foreign trade and foreign investment;

  •
  high rates of inflation; and

  •
  labor practices and disputes.

        For example, during the fourth quarter of 2017, the United States and the Republic of Turkey each suspended all non-immigrant visa services for travel between the two countries following the arrest of U.S. consular staff in Turkey. The uncertainty surrounding the political and economic relationship between the United States and Turkey could adversely affect our ability to operate in Turkey.

        In addition, the combined company may encounter unexpected problems. WWR continues to review its operations in Turkey, including compliance with local laws and applicable permitting requirements. In the event WWR determines material noncompliance, WWR could face fines or restrictions on our ability to develop our projects in Turkey, which could have a material adverse effect on the combined company's prospects, projects, financial condition and results of operations.

        In addition, regulatory, permitting and business arrangements in foreign jurisdictions are subject to extensive laws and regulations intended to prevent improper payments, fraud, kickbacks, self-dealing and other abusive practices. These laws and regulations may restrict or prohibit a wide range of business arrangements that are commonplace in such foreign jurisdictions, and violations of such laws and regulations could result in regulatory sanctions and serious harm to our reputation. Westwater has adopted a code of business conduct and ethics, but it is not always possible to identify and deter misconduct, and the precautions WWR takes to detect and prevent this activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting Westwater from governmental investigations or other actions or lawsuits stemming from a failure to be in compliance with such laws or regulations. If any such actions are instituted against WWR, and WWR is not successful in defending itself, those actions could have a significant impact on the combined business, including the imposition of significant civil, criminal and administrative penalties.

         WWR's and Alabama Graphite's operations are each subject to environmental risks.

        WWR and Alabama Graphite are required to comply with environmental protection laws and regulations and permitting requirements, and WWR and Alabama Graphite each anticipate that they will be required to continue to do so in the future. WWR has expended significant resources, both financial and managerial, to comply with environmental protection laws, regulations and permitting requirements and WWR anticipates that it will be required to continue to do so in the future.

        A breach of environmental regulations may result in the imposition of civil and/or criminal fines and penalties on the combined company. In addition, certain types of permitting potentially applicable to mining operations require the submission and approval of environmental impact assessments. Environmental legislation is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors and employees. The cost of compliance with changes in governmental regulations has the potential to reduce the viability or profitability of operations of Alabama Graphite. Environmental studies of Alabama Graphite's Coosa Graphite Project and its mineral rights properties in Coosa County and Chilton County, Alabama will likely be required as Alabama Graphite's anticipated exploration and development programs unfold. It is always possible that, as work proceeds, environmental risks and hazards may be identified on Alabama Graphite's Coosa Graphite Project and its mineral rights properties in Coosa County and Chilton County, Alabama, which are at present unknown to Alabama Graphite and which may have the potential to negatively impact Alabama Graphite's exploration and development plans for the Coosa Graphite Project and Alabama Graphite's mineral rights properties in Coosa County and Chilton County, Alabama.

        WWR and Alabama Graphite cannot predict what environmental legislation, regulation or policy will be enacted or adopted in the future or how future laws and regulations will be administered or interpreted. The recent trend in environmental legislation and regulation, generally, is toward stricter standards and enforcement, increased fines and penalties for non-compliance, more detailed environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors and employees, and this trend is likely to continue in the future. This recent trend also includes, without limitation, laws and regulations relating to air and water quality, mine reclamation, waste handling and disposal, the protection of threatened and endangered species, the protection of historic and cultural resources, and the preservation of certain lands. These regulations may require the acquisition of permits or other authorizations prior to engaging in certain activities. Such permits and authorizations may be more difficult to obtain for leased lands or for certain land uses. These laws and regulations may also limit or prohibit activities on certain lands. Compliance with more stringent laws and regulations, as well as potentially more vigorous enforcement policies or stricter interpretation of existing laws, may necessitate significant capital outlays, may materially affect WWR's or Alabama Graphite's respective results of operations and business or may cause material changes or delays in WWR's or Alabama Graphite's intended activities.

        Each of WWR's and Alabama Graphite's operations may require additional analysis in the future including environmental, cultural and social impact and other related studies. Permitting for certain activities require the submission and approval of environmental impact assessments. Environmental assessments of proposed projects carry a heightened degree of responsibility for companies and directors, officers, and employees. It is always possible that, as work proceeds, environmental hazards may be identified on Alabama Graphite's Coosa Graphite Project and its mineral rights properties in Coosa County and Chilton County, Alabama which are at present unknown to Alabama Graphite and which may have the potential to negatively impact Alabama Graphite's exploration and development plans for the Coosa Graphite Project and Alabama Graphite's mineral rights properties in Chilton County, Alabama.

        Neither WWR nor Alabama Graphite can provide assurance that it will be able to obtain or maintain all necessary permits that may be required to continue its operation or its exploration of its mineral rights properties or, if feasible, to commence development, construction or operation of mining facilities at such properties on terms which enable operations to be conducted at economically justifiable costs. If WWR or Alabama Graphite is unable to obtain or maintain permits or water rights for development of its mineral rights properties or otherwise fails to manage adequately future environmental issues, its operations could be materially and adversely affected.

         Terms of subsequent financings may adversely impact WWR's stockholders.

        In order to finance WWR's future production plans and working capital needs, WWR may have to raise funds through the issuance of equity or debt securities. WWR currently has no authorized preferred stock. Depending on the type and the terms of any financing WWR pursues, stockholders' rights and the value of their investment in WWR's common stock could be reduced. For example, if WWR has to issue secured debt securities, the holders of the debt would have a claim to WWR's assets that would be prior to the rights of stockholders until the debt is paid. Interest on these debt securities would increase costs and negatively impact operating results. If the issuance of new securities results in diminished rights to holders of WWR's common stock, the market price of WWR's common stock could be negatively impacted.

         WWR stockholders could be diluted if WWR uses its common stock to raise capital.

        As previously noted, WWR may need to seek additional capital in the future to satisfy WWR's working capital requirements. This financing would likely involve one or more types of securities including common stock, convertible debt, preferred stock or warrants to acquire common or preferred stock. These securities could be issued at or below the then prevailing market price for WWR's common stock. Any issuance of additional shares of WWR's common stock would be dilutive to existing stockholders and could adversely affect the market price of WWR's common stock.

CURRENCIES

        In this proxy statement, unless otherwise specified or the context otherwise requires:

  •
  "Canadian dollars" and "CAD$" each refer to the lawful currency of Canada; and

  •
  "U.S. dollars," "dollars," "$," "USD" or "US$" each refer to the lawful currency of the United States.

        The functional currency of WWR is U.S. dollars. Alabama Graphite uses the Canadian dollar as its functional currency. See the section entitled "Exchange Rate Information" for additional information regarding the exchange rate between the Canadian dollar and the U.S. dollar.

 EXCHANGE RATE INFORMATION

        The following table shows, for the periods indicated, information concerning the exchange rate between U.S. dollars and Canadian dollars. The information in the following table is expressed in U.S. dollars per Canadian dollar and is based on the "Close" price from CAD USD CMPL screen on Bloomberg on the day concerned, and rounded to four decimals. The average rate refers to the closing average.

        On February 26, 2018, the latest practicable date for which such information was available prior to the printing of this proxy statement, the exchange rate was US$0.789993 per CAD$1.00. The average of the exchange rates during the year ended December 31, 2017 was US$0.7981 per CAD$1.00. These conversions should not be construed as a representation that the U.S. dollar amounts actually represent, or could be converted into, Canadian dollars at the rates indicated.

	Period-end rate US$	Average rate US$	High US$	Low US$
Recent monthly data
January 2018	$0.8119	$0.8043	$0.8160	$0.7763
December 2017	$0.7981	$0.7835	$0.7990	$0.7743
November 2017	$0.7752	$0.7833	$0.7895	$0.7746
October 2017	$0.7753	$0.7934	$0.8043	$0.7742
September 2017	$0.8010	$0.8137	$0.8289	$0.7982
August 2017	$0.7983	$0.7931	$0.8037	$0.7827
July 2017	$0.8008	$0.7876	$0.8054	$0.7684
Annual Data (year ended December 31)
2017	$0.7981	$0.7709	$0.8289	$0.7250
2016	$0.7436	$0.7554	$0.8025	$0.6808
2015	$0.7232	$0.7831	$0.8621	$0.7146
2014	$0.8628	$0.9058	$0.9442	$0.8568
2013	$0.9409	$0.9711	$1.0188	$0.9314

 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

        The following unaudited pro forma condensed consolidated financial statements are derived from the historical consolidated financial statements of WWR and Alabama Graphite, and have been adjusted to reflect the Arrangement. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2017 gives effect to the Arrangement as if it had occurred on December 31, 2017. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2017 gives effect to the Arrangement as if it had occurred on January 1, 2017. The pro formas are presented for illustrative purposes only and do not necessarily reflect the results of operations or the financial position of WWR that actually would have resulted had the Arrangement occurred at the dates indicated, or project the results of operations or financial position of WWR for any future date or period.

        The pro formas should be read in conjunction with the historical financial statements of WWR and Alabama Graphite including the notes thereto, which are included or incorporated by reference elsewhere in this proxy.

        Alabama Graphite's historical consolidated financial statements were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board ("IFRS"), which differ in certain respects from the accounting principles generally accepted in the United States of America ("US GAAP"). Adjustments were made to Alabama Graphite's financial statements to convert those from IFRS to US GAAP as well as reclassifications to conform Alabama Graphite's historical accounting presentation to WWR's accounting presentation. Adjustments were also made to translate Alabama Graphite's financial statements from Canadian dollars to U.S. dollars based on applicable historical exchange rates, which may differ from future exchange rates. These adjustments reflect WWR's best estimates based upon the information available to date and are preliminary and subject to change once more detailed information is obtained.

        The Arrangement will be accounted for as an asset acquisition in accordance with ASC 360 for Property, Plant and Equipment, under US GAAP. Under this method, the assets acquired and liabilities assumed have been recorded based on preliminary estimates of fair value. The actual fair values will be determined upon the consummation of the Arrangement and may vary from these preliminary estimates.

        The pro forma adjustments are based upon the best available information and certain assumptions that WWR believes to be reasonable. Further, these adjustments could materially change as both the determination of the purchase price and the allocation of the purchase price for Alabama Graphite has not been finalized. Accordingly, there can be no assurance that the final allocation of the purchase price will not differ from the preliminary allocation reflected in the pro formas.

WESTWATER RESOURCES, INC.

Pro Forma Condensed Consolidated Balance Sheet as at December 31, 2017 (Unaudited)

(Expressed in thousands of dollars)

	Westwater Resources, Inc.	Alabama Graphite Corp. (under IFRS) November 30, 2017		Note	US GAAP adjustments	Alabama Graphite Corp. (under US GAAP) November 30, 2017	Note	Pro Forma Adjustments	Pro Forma Consolidated Westwater Resources, Inc.
ASSETS		5(a	)
Current Assets:
Cash and cash equivalents	$4,054	$50			$—	$50		$—	$4,104
Short-term investments	1,361	—			—	—		—	1,361
Accounts receivable	—	30			—	30		—	30
Note receivable—current	1,750	—			—	—		—	1,750
Prepaid expenses and other	668	36			—	36		—	704

Total Current Assets	7,833	116			—	116		—	7,949
Non-current
Property, plant and equipment, at cost:	101,187	6,054		4(a)	(5,497)	557	5(b)	15,577	117,321
Less accumulated depreciation and impairment	(65,778)	—			—	—		—	(65,778)

Net Property, plant and Equipment	35,409	6,054			(5,497)	557		15,577	51,543
Restricted cash	3,668	—			—	—		—	3,668
Notes receivable—non current	3,328	—			—	—		—	3,328

Total Assets	$50,238	$6,170			$(5,497)	$673		$15,577	$66,488

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$538	$688			$—	$688	5(b), 5(c)	$1,700	$2,926
Accrued liabilities	2,352	—			—	—		—	2,352
Current portion of asset retirement obligation	1,078	—			—	—		—	1,078

Total Current Liabilities	3,968	688			—	688		1,700	6,356
Asset retirement obligations, net of current portion	4,653	—			—	—		—	4,653
Other long-term liabilities and deferred credits	500	—			—	—		—	500

Total Liabilities	9,121	688			—	688		1,700	11,509
Commitments and Contingencies
STOCKHOLDERS' EQUITY
Common stock	28	13,121			—	13,121	5(d)	12	40
Paid in Capital	297,250	3,254			—	3,254	5(e)	(13,121)	312,100
							5(e)	(3,254)
							5(d)	14,850
Accumulated other comprehensive income	287	—			—	—			287
Accumulated deficit	(256,190)	(10,893)		4(a)	(5,497)	(16,390)	5(e)	16,390	(257,190)
							5(c)	(1,000)
Less: Treasury stock, at Cost	(258)	—			—	—		—	(258)

Total Stockholders' Equity	41,117	5,482			(5,497)	(15)		13,877	54,979

Total Liabilities and Stockholders' Equity	$50,238	$6,170			$(5,497)	$673		$15,577	$66,488

See accompanying notes to the unaudited condensed consolidated pro forma financial statements

WESTWATER RESOURCES, INC.

Pro Forma Condensed Consolidated Statement of Operations as for the year ending
December 31, 2017

(Unaudited)

(Expressed in thousands of dollars, except share and per share amounts)

	Westwater Resources, Inc.	Alabama Graphite Corp. (under IFRS)	Note	US GAAP adjustments	Alabama Graphite Corp. (under US GAAP)	Note	Pro Forma Adjustments	Pro Forma Consolidated Westwater Resources, Inc.
		5(f)
Operating Expenses:
Operating expenses	$(4,584)	$—	4(b)	$(555)	$(555)		$—	$(5,139)
General and administrative	(7,617)	(1,859)		—	(1,859)	5(g)	1,200	(8,276)
Accretion of asset retirement obligations	(1,039)	—		—	—		—	(1,039)
Depreciation and amortization	(142)	(1)		—	(1)		—	(143)
Foreign exchange loss	—	(10)		—	(10)		—	(10)
Impairment of mineral property	(11,436)	—		—	—		—	(11,436)

Total operating expenses	(24,818)	(1,870)		(555)	(2,425)		1,200	(26,043)
Non-Operating
Income/(Expense)
Interest income	575	—		—	—		—	575
Other income	4,955	—		—	—		—	4,955

Total other income	5,530	—		—	—		—	5,530
Net Loss	(19,288)	(1,870)		(555)	(2,425)		1,200	(20,513)

Other Comprehensive Income
Unrealized fair value decrease on securities	287	—		—	—		—	287

Comprehensive Loss For the Period	$(19,001)	$(1,870)		$(555)	$(2,425)		$1,200	$(20,226)

Basic and diluted loss per share	$(0.78)							$(0.56)

Weighted average shares outstanding	24,736,955							36,362,170

See accompanying notes to the unaudited condensed consolidated pro forma financial statements

Notes to the Unaudited Condensed Consolidated Pro Forma Financial Statements

1. Basis of Presentation

        The unaudited pro forma condensed consolidated financial statements have been prepared in connection with the proposed acquisition of Alabama Graphite Corp. by Westwater Resources, Inc. (WWR). The unaudited pro forma condensed consolidated financial statements have been prepared for illustrative purposes only and give effect to the Arrangement pursuant to the assumptions described in Notes 3, 4 and 5 to these unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet as at December 31, 2017 gives effect to the proposed Arrangement by WWR as if it had occurred as at December 31, 2017. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2017 gives effect to the Arrangement as if had occurred as at January 1, 2017. Alabama Graphite Corp.'s financial statements are prepared under IFRS and have been conformed to US GAAP for inclusion in these pro forma condensed consolidated financial statements. These adjustments are discussed in Note 4.

        The historical financial statements have been adjusted in the pro forma financial statements to give effect to events that are (1) directly attributable to the pro forma events, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the combined company. The unaudited pro forma condensed consolidated statements of operations do not reflect any non-recurring charges directly related to the pro forma events that may be incurred upon completion of the Arrangement. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the operating results or financial condition that would have been achieved if the proposed Arrangement had been completed on the dates or for the periods presented, nor do they purport to project the results of operations or financial position of the consolidated entities for any future period or as of any future date.

        The unaudited pro forma condensed consolidated financial information does not reflect any cost savings, operating synergies or efficiencies that the combined company may achieve as a result of the Arrangement or for liabilities resulting from integration planning, except for certain severance costs related to management and directors of Alabama Graphite Corp. However, liabilities ultimately may be recorded for severance, relocation or retention costs in subsequent periods related to employees of both companies and other costs associated with exiting or transferring activities between the companies. The ultimate recognition of such costs and liabilities would affect amounts in the unaudited pro forma condensed consolidated financial statements, and such costs and liabilities could be material.

        The pro forma adjustments and allocations of the purchase price of Alabama Graphite Corp. are based on preliminary estimates of the fair value of the consideration paid and the fair value of the assets acquired and liabilities to be assumed. Because the unaudited pro forma combined financial information has been prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on financial position and results of operations may differ significantly from the pro forma amounts included herein. WWR expects to finalize its allocation of the purchase consideration as soon after completion of the proposed Arrangement as practicable.

        The unaudited pro forma consolidated balance sheets and the unaudited pro forma condensed consolidated statement of operations should be read in conjunction with the historical financial statements of WWR and Alabama Graphite Corp., including the notes thereto. Certain of Alabama Graphite Corp.'s assets, liabilities, income and expenses have been reclassified to conform to WWR's consolidated financial statement presentation.

Notes to the Unaudited Condensed Consolidated Pro Forma Financial Statements (Continued)

2. Significant Accounting Policies

        The accounting policies used in preparing the unaudited pro forma condensed consolidated financial statements are set out in WWR's Annual Report in Form 10-K for the year ended December 31, 2017. In preparing the unaudited pro forma condensed consolidated financial statements, a review was undertaken by management of WWR to identify accounting policy differences where the impact was potentially material and could be reasonably estimated, and identified Alabama Graphite Corp.'s use of IFRS as a material difference. WWR has adjusted Alabama Graphite Corp.'s financial statements to conform to US GAAP and WWR's accounting policies and these adjustments are discussed in Note 4. Additional accounting differences may be identified after consummation of the proposed Arrangement.

3. Description of the Arrangement

        On December 13, 2017, WWR announced the execution of the Arrangement Agreement with Alabama Graphite Corp. pursuant to which WWR will acquire all of the issued and outstanding ordinary shares, options and warrants of Alabama Graphite Corp. Under the terms of the Arrangement Agreement, ordinary shareholders of Alabama Graphite Corp. will receive 0.08 common shares of WWR for each ordinary share of Alabama Graphite Corp. held. Each outstanding Alabama Graphite Corp. option or warrant will be cancelled in exchange for the issue of an option or warrant (as applicable) to acquire common shares of WWR, on the same terms and conditions as were applicable to the Alabama Graphite Corp. options or warrants (as applicable) prior to the Arrangement, except that the number of shares subject to the options or warrants and the exercise price of the options and warrants will be adjusted based on the fair value of the options and warrants prior to the completion of the Arrangement, as to preserve the economic value of such options or warrants. Based on the outstanding shares of WWR and Alabama Graphite Corp. as at December 13, WWR's shareholders will own approximately 70% of the shares of WWR upon completion of the Arrangement and Alabama Graphite Corp. shareholders will own approximately 30% of the common shares of WWR.

        The obligations of WWR and Alabama Graphite Corp. to consummate the Arrangement are subject to satisfactory completion of various conditions.

        The cost of the Arrangement will include the fair value of the issuance of 11,625,215 WWR common shares (based on the December 8, 2017 closing price of $1.12 for WWR's shares), and the issuance of 2,508,378 replacement options and warrants with a fair value of $0.5 million. In addition, WWR estimates Arrangement costs of $1.5 million, of which approximately $1.0 million were incurred though December 31, 2017 and Alabama Graphite Corp. Arrangement costs of approximately $1.0 million, of which approximately $0.2 million were incurred though November 30, 2017. These costs are not reflected in the pro forma financial statements of operations as they are non-recurring.

        The Arrangement will be accounted for as an asset acquisition in accordance with ASC 360 for Property, Plant and Equipment, under US GAAP. For the purposes of the pro forma statement of financial position, the value of the share consideration has been based on the closing price of WWR's shares on December 8, 2017 (the effective date of presentation of the Arrangement for purposes of the unaudited pro forma statement of financial position). WWR will value the share consideration component based on the closing price of WWR's shares on the date the Arrangement closes, which may result in an increase or decrease in the consideration for accounting purposes. For every $0.01 change in share price of the WWR, the purchase price will change by $0.1 million.

        The allocation of the purchase price is based upon management of WWR's preliminary estimates and certain assumptions with respect to the fair value associated with the assets and the liabilities to be

Notes to the Unaudited Condensed Consolidated Pro Forma Financial Statements (Continued)

3. Description of the Arrangement (Continued)

acquired. The actual fair values of the assets and liabilities may differ materially from the amounts disclosed below in the assumed pro forma purchase price allocation as further analysis is completed. Consequently, the actual allocation of the purchase price is likely to result in different adjustments than those in the unaudited pro forma condensed consolidated statements.

        The preliminary allocation of fair value assumed in these unaudited pro forma condensed consolidated financial statements is as of December 31, 2017, subject to change and is summarized as follows:

Fair value of consideration:
Issuance of 11,625,215 shares of common stock of WWR(1)	$13,020
Issuance of 2,508,378 performance shares and options(2)	542
Estimated note advances from WWR	2,000

Total consideration	$15,562

Fair value of assets acquired and liabilities assumed:
Cash and cash equivalents	$50
Receivables	30
Prepaids and other assets	36
Property, plant and equipment	16,134
Accounts payable and accrued liabilities	(688)

Amount attributable to assets acquired	$15,562

(1)
11,625,215 shares of WWR common stock at $1.12 per share (closing price as of December 8, 2017)

(2)
The following weighted-average assumptions were used for the Black-Sholes option pricing model to calculate the $0.5 million fair value of the 2,508,378 options and warrants to be issued in connection with the Arrangement:

Expected volatility	(89%)
Risk-free interest rate	(1.62% to 1.90%)
Expected life	(.42 to 3.42 years)
Dividend yield	N/A

4. International Financial Reporting Standards

Differences between US GAAP and IFRS

        WWR's management reviewed the historic accounting records and financial statements of Alabama Graphite Corp. for the periods presented and identified the material differences between IFRS and US GAAP. WWR's accounting policies are contained within WWR's consolidated financial statements for the year ended December 31, 2017.

  To conform to US GAAP the following adjustments were made:

  (a)
  Adjustment to property, plant and equipment to expense capital costs from inception to December 31, 2017 related to exploration and evaluation of mineral properties including

Notes to the Unaudited Condensed Consolidated Pro Forma Financial Statements (Continued)

4. International Financial Reporting Standards (Continued)

    property holding costs not attributable to the purchase of mineral assets that were previously capitalized under IFRS of $5.5 million, in accordance with US GAAP.

  (b)
  Adjustment to mineral property expense of $0.6 million for the year ended December 31, 2017 to expense exploration and evaluation costs which were previously capitalized under IFRS.

5. Pro Forma Assumptions and Adjustments

        The unaudited pro forma condensed consolidated financial statements reflect the following adjustments to give effect to the Arrangement as described in Note 3:

  (a)
  Represents Alabama Graphite Corp.'s unaudited historical balance sheet as of November 30, 2017 under IFRS. The information for Alabama Graphite Corp. and the pro forma adjustments were originally denominated in Canadian dollars and have been converted to US dollars based on the period end rate of US$1.00—C$1.287.

  (b)
  To recognize the preliminary estimated fair value of Alabama Graphite Corp.'s assets acquired and liabilities assumed in the Arrangement. The adjustment includes the assumption that the allocation of the estimated difference between consideration and the net fair value of assets acquired and liabilities assumed will be recorded to the mineral properties with no amount allocated to goodwill. This allocation is preliminary and is subject to change due to several factors including (i) detailed valuations of assets and liabilities which have not been completed as of the date of this proxy statement; and (ii) subsequent changes in the fair values of Alabama Graphite Corp.'s assets and liabilities up to the closing date of the Arrangement.

    The allocation of the estimated fair value of consideration transferred (based on the closing price of WWR's common stock as of December 8, 2017) to the estimated fair value of the assets acquired and liabilities assumed resulted in the following purchase price allocation adjustments:

    (i)
    an increase in property, plant and equipment of $15.6 million to reflect the mineral properties at fair value.

    (ii)
    an increase in accrued liabilities of $1.2 million for expected note advances from WWR to Alabama Graphite Corp. for the funding of on-going operations and Arrangement costs from January 1, 2018 to the close of the Arrangement. This amount represents an estimate and will ultimately affect the final purchase price calculation when the Arrangement is closed.

  (c)
  To reflect an adjustment of $0.5 million for WWR's estimated remaining costs and expenses from January 1, 2018 to the close of the Arrangement. The impact of estimated costs and expenses of the Arrangement was not included in the pro forma statements of operations due to their nonrecurring nature. Through December 31, 2017, WWR incurred related loan and Arrangement costs of approximately $1.8 million.

  (d)
  To reflect the estimated increase in WWR's common stock and additional paid-in capital resulting from the issuance of WWR common stock, options and warrants to Alabama

Notes to the Unaudited Condensed Consolidated Pro Forma Financial Statements (Continued)

5. Pro Forma Assumptions and Adjustments (Continued)

    Graphite Corp. shareholders to effect the Arrangement as follows (in thousands, except per share amounts):

WWR common stock to be issued	11,625,215
Price per share of WWR's common stock on December 8, 2017	$1.12

Fair value of common stock to be issued	$13,020
Fair value of Alabama Graphite's options to be exchanged for WWR options	$542

Total fair value of WWR equity to be issued	$13,562
Increase in WWR's common stock ($0.001 par value per share)	$12
Increase in WWR's additional paid-in-capital	$13,550
  (e)
  To reflect the elimination of the historical equity balances of Alabama Graphite Corp. in accordance with the acquisition method of accounting;

  (f)
  The financial information for Alabama Graphite Corp. contained within the condensed consolidated pro forma statement of operations is derived from the historical consolidated financial statements for its twelve months ended November 30, 2017 under IFRS adjusted for the following to derive a comparable reporting period with WWR:

  (i)
  Information for the twelve-month period ended November 30, 2017 is included in the twelve months ended December 31, 2017 pro forma financial information for Alabama Graphite Corp.

  The information for Alabama Graphite Corp. and the pro forma adjustments were originally denominated in Canadian dollars and have been converted to US dollars based on the average exchange rate of US$1.00 = C$1.350 for the twelve months ending November 30, 2017.

  (g)
  An adjustment of $1.2 million to general and administrative expenses for Arrangement related costs incurred in the twelve months ended December 31, 2017 as they are non-recurring.

6. Pro Forma Shares Outstanding

        The average number of shares used in the computation of pro forma basic and diluted loss per share has been determined as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
Weighted average shares outstanding of WWR	24,736,955	5,251,954
Shares issued to acquire Alabama Graphite Corp.	11,625,215	11,625,215

Pro forma weighted average shares of WWR	36,362,170	16,877,169

COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA PER SHARE DATA

        The following table sets forth (i) selected per share information for WWR common stock on a historical basis for the year ended December 31, 2017, (ii) selected per share information for WWR common stock on a pro forma combined basis for the year ended December 31, 2017, (iii) selected per share information for Alabama Graphite Shares on a historical basis for the twelve months ended November 30, 2017, and (iv) selected per share information for Alabama Graphite Shares on a pro forma equivalent basis for the twelve months ended November 30, 2017. Given that Alabama Graphite's fiscal year ended on August 31, 2017, Alabama Graphite's results represents the sum of the audited historical financial information for the year ended August 31, 2017, less the unaudited historical financial information for the three months ended November 30, 2016 and plus the unaudited historical financial information for the three months ended November 30, 2017. Except for the historical information for WWR as of and for the year ended December 31, 2017, the information in the table is unaudited.

        The unaudited pro forma information below is presented for illustrative purposes only and does not necessarily reflect the results of operations or the financial position of WWR that actually would have resulted had the Arrangement occurred as of the beginning of the periods presented, nor is it necessarily indicative of the future operating results or financial position of the combined company.

        In preparing the unaudited pro forma condensed consolidated financial statements, a review was undertaken by management of WWR to identify accounting policy differences where the impact was potentially material and could be reasonably estimated, and identified Alabama's Graphite's use of IFRS as a material difference. The Company has adjusted Alabama Graphite's financial statements to conform to US GAAP and WWR's accounting policies.

        For WWR, the historical net loss per share, book value per share and weighted average outstanding shares (basic and diluted) were taken from WWR's 2017 Annual Report on Form 10-K. WWR's pro forma combined loss (basic and diluted) and book value per share were calculated by dividing WWR's pro forma combined loss per share from continuing operations (basic and diluted) and stockholders' equity, respectively, by the pro forma equivalent of common shares outstanding, giving effect to the anticipated issuance of an estimated 11,625,215 shares WWR common stock at completion of the Arrangement.

        For Alabama Graphite, the historical Alabama Graphite Shares used in the calculation were from the unaudited financial results for the three months ended November 30, 2017. The historical net loss per share and book value per share for Alabama Graphite were converted from Canadian dollars to U.S. dollars using the average daily closing exchange rate for the twelve months ending November 30, 2017 and the closing exchange rate as of November 30, 2017. Additionally, the Alabama Graphite historical net loss and book value per share have been adjusted to reflect necessary adjustments for converting from IFRS to US GAAP. Alabama Graphite's pro forma equivalent per share amounts were calculated by taking the historical Alabama Graphite Shares times the 0.08 share conversion to determine the incremental shares of WWR common stock for the Arrangement. The incremental shares WWR common stock were then estimated to represent approximately 32% of the total outstanding pro forma shares, basic and diluted net loss per share and book value per share, respectively.

        You should read this information in conjunction with the unaudited pro forma condensed combined financial statements and notes thereto included elsewhere in this proxy statement and the separate historical audited financial statements and notes thereto of WWR included in WWR's Annual Report on Form 10-K for the year ended December 31, 2017, which is incorporated by reference into this proxy statement, and Alabama Graphite's historical audited financial statements and the notes thereto for the year ended August 31, 2017 and the unaudited historical financial statements and notes thereto of Alabama Graphite for the three months ended November 30, 2017 included elsewhere in this proxy statement, and the information under "Risk Factors".

	Year Ended December 31, 2017
	Westwater Resources, Inc.		Alabama Graphite Corp.
	Historical	Pro Forma	Historical	Pro Forma Equivalent of One Alabama Graphite Share(1)(2)
Basic and diluted net loss per share	$(0.78)	$(0.56)	$(0.02)	$(0.18)
Shares used in calculating basic and diluted loss per share	24,736,955	36,362,170	145,315,187	11,625,215
Book value per share(3)	$1.66	$1.51	$0.00	$0.48

(1)
The number of shares was calculated by applying an assumed exchange rate of .08 to the historical Alabama Graphite shares.

(2)
Per share amounts represent an estimated 32% of WWR pro forma share amounts.

(3)
The book value per share is computed by dividing (historical or pro forma) stockholders' equity by the (historical or pro forma) number of shares as of the end of the period.

 COMPARATIVE PER SHARE MARKET PRICE INFORMATION

        Alabama Graphite's common shares trade on the TSX Venture Exchange under the symbol "CSPG" and WWR's common stock trades on the Nasdaq Capital Market under the symbol "WWR". The following table presents the closing prices of Alabama Graphite's common shares and WWR's common stock on December 12, 2017, the last trading day before the public announcement of the Arrangement Agreement, and February 26, 2018, the last practicable trading day prior to the date of this proxy statement. The table also shows the estimated implied value of the per share consideration for each Alabama Graphite common share on the relevant date.

	Alabama Graphite Closing Price(1)		WWR Closing Price		Exchange Ratio	Estimated Equivalent Per Share Value(2)
December 12, 2017	US$	0.094	US$	1.10	0.08	US$	0.088
February 26, 2018	US$	0.051	US$	0.78	0.08	US$	0.062

(1)
Based on an exchange rate of approximately 0.78 U.S. dollars for every one Canadian dollar on December 12, 2017 and 0.79 U.S. dollars for every one Canadian dollar on February 26, 2018.

(2)
The implied value of the per share consideration for each relevant date is calculated by multiplying the closing price of WWR's common stock on the relevant date by the exchange ratio of 0.08.

COMPARATIVE STOCK PRICE INFORMATION

        The following tables show, for the periods indicated, the high and low sale prices per Alabama Graphite common share as reported on the TSX Venture Exchange and per share of WWR common stock as reported on the Nasdaq Capital Market for the fiscal periods indicated. Price per share information for Alabama Graphite common shares is presented in Canadian dollars.

WWR Common Stock	Low	High
	US$	US$
2018 (through February 26, 2018)
First Quarter (through February 26, 2018)	$0.72	$1.14
2017 (ended December 31, 2017)
Fourth Quarter	0.76	1.42
Third Quarter	1.25	1.70
Second Quarter	1.30	2.18
First Quarter	1.35	4.00
2016 (ended December 31, 2016)
Fourth Quarter	0.97	1.75
Third Quarter	1.25	2.13
Second Quarter	1.39	3.75
First Quarter	2.10	7.80

Alabama Graphite Common Shares	Low	High
	CAD$	CAD$
2018 (through February 26, 2018)
Second Quarter (through February 26, 2018)	$0.06	$0.145
First Quarter	0.11	0.21
2017 (ended August 31, 2017)
Fourth Quarter	0.12	0.15
Third Quarter	0.125	0.215
Second Quarter	0.11	0.22
First Quarter	0.105	0.175
2016 (ended August 31, 2016)
Fourth Quarter	0.125	0.20
Third Quarter	0.11	0.23
Second Quarter	0.105	0.21
First Quarter	0.195	0.24

 THE ANNUAL MEETING

Purpose

        This proxy statement is furnished in connection with the solicitation of proxies by WWR on behalf of the WWR Board for the Annual Meeting. WWR is first making this proxy statement and the accompanying proxy available on or about [                ], 2018.

        At the Annual Meeting, WWR stockholders will vote on the following matters:

    Proposal 1—Approve, as required by Rule 5635 of the Nasdaq Manual, the issuance of up to 14,133,593 shares of WWR common stock in connection with the Arrangement contemplated by the Arrangement Agreement and the Plan of Arrangement attached thereto, by and among WWR, Alabama Graphite and 1143738 B.C. LTD., a wholly-owned subsidiary of WWR. If approved, up to 14,133,593 shares of WWR common stock will be approved for issuance in exchange for outstanding Alabama Graphite common shares, options and warrants (the "WWR Stock Issuance").

  The WWR Board recommends a vote "FOR" this proposal.

    Proposal 2—Elect as directors the five nominees named in this proxy statement.

  The WWR Board recommends a vote "FOR" each director nominee.

    Proposal 3—Ratify the appointment of Moss Adams LLP as our independent registered public accountants for 2018.

  The WWR Board recommends a vote "FOR" this proposal.

    Proposal 4—Provide advisory approval of our executive compensation.

  The WWR Board recommends a vote "FOR" this proposal.

    Conduct other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Date, Time and Place

        The Annual Meeting will be held on [            ], 2018 at 9:00 a.m., local time, at our corporate headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112.

Record Date; Outstanding Shares; Shares Entitled to Vote

        Holders of record of WWR common stock at the close of business on March [    ], 2018, the record date, or their duly authorized proxy holders, are entitled to vote on each matter submitted to a vote at the Annual Meeting and at any adjournment or postponement thereof. You are entitled to receive notice of, and to vote at, the meeting if you owned shares of WWR common stock as of the close of business on the record date. At the close of business on the record date, there were [                ] shares of WWR common stock outstanding and entitled to one vote per share each at the Annual Meeting. Cumulative voting is not permitted.

        If you own shares that are registered in the name of someone else, such as a broker, bank or other nominee, you need to direct that organization to vote those shares or obtain an authorization from them and vote the shares yourself at the meeting.

Quorum

        The presence in person or by proxy of the holders of one-third of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Votes "for" and "against" or "withhold," and "abstentions" will all be counted as present to determine whether a quorum has been established. "Broker non-votes" will also be counted as present. Once a share of the WWR's common stock is represented for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the remainder of the Annual Meeting and any adjournments of the Annual Meeting unless a new record date is or must be set for the adjourned meeting. If a quorum is not present, the holders of record of a majority of such shares present and entitled to vote may adjourn the Annual Meeting until a quorum is obtained.

Security Ownership of Certain Beneficial Owners and Management of WWR Stock

        As of the record date, directors and executive officers of WWR as a group beneficially owned and were entitled to vote approximately [                ] shares of WWR common stock, representing approximately [                ]% of the shares of WWR common stock issued and outstanding. All of the directors and executive officers of WWR who are entitled to vote at the Annual Meeting have advised WWR that they intend to vote their shares of WWR common stock in favor of each of the proposals, although such persons have not entered into agreements obligating them to do so.

        See page [        ] of this proxy statement for additional information about beneficial ownership of WWR common stock by WWR's directors, executive officers and significant stockholders.

Required Vote

        Assuming the existence of a quorum at the Annual Meeting, the following vote is required for each proposal:

  •
  Proposal 1—WWR Stock Issuance:  The affirmative vote of a majority of the votes cast by the holders of WWR common stock is required to approve the WWR Stock Issuance. Abstentions will not be treated as votes cast and thus will have no effect on the outcome of this proposal. If the WWR Stock Issuance is not approved, WWR will not be able to effect the Arrangement under the terms set forth in the Arrangement Agreement.

  •
  Proposal 2—Election of Directors:  WWR's directors are elected by a plurality, and the five nominees for directors who receive the most FOR votes at the 2018 Annual Meeting in person or by proxy will be elected to the WWR Board. Abstentions, "broker non-votes" and shares that are voted "withhold" in regards to a director nominee will not be counted toward such nominee's election and will have no effect on the outcome of the election.

  •
  Proposal 3—Ratification of Independent Registered Public Accountants:  The affirmative vote of a majority of the votes cast on the proposal at the 2018 Annual Meeting in person or by proxy is required to ratify the appointment of the independent registered public accountants. Abstentions and "broker non-votes" are not treated as cast either for or against the proposal, and therefore will not affect the outcome of the vote.

  •
  Proposal 4—Advisory Approval of the Compensation of Our Named Executive Officers:  The affirmative vote of a majority of the votes cast on the proposal at the 2018 Annual Meeting in person or by proxy is required to approve, by non-binding vote, the compensation of WWR's named executive officers. Abstentions and "broker non-votes" are not treated as cast either for or against the proposal, and therefore will not affect the outcome of the vote.

        Shares will be voted on each proposal as instructed in the accompanying proxy. However, if no instructions are given on a validly signed and returned proxy, the shares will be voted in accordance with the WWR Board's recommendations "FOR" the approval of the issuance of WWR common stock pursuant to the Arrangement Agreement, "FOR" each director nominee, and "FOR" the advisory approval of WWR's executive compensation. With respect to any other matter that may come before the Annual Meeting, as recommended by the WWR Board or otherwise in the proxies' discretion.

        Approval of any other matter properly submitted to the stockholders at the Annual Meeting generally will require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on that matter.

Voting by Proxy

General

        This proxy statement is being sent to you on behalf of the WWR Board for the purpose of requesting that you allow your shares of WWR common stock to be represented at the meeting by the persons named in the enclosed proxy card. All shares of WWR common stock represented at the meeting by properly executed proxy cards, voted over the telephone or voted over the Internet will be voted in accordance with the instructions indicated on those proxies. If you hold shares in your name and sign and return a proxy card or submit a proxy by telephone or over the Internet without giving specific voting instructions, your shares will be voted "FOR" the WWR Stock Issuance, each director nominee, and the advisory approval of WWR's executive compensation.

Revoking Your Proxy

        You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by voting again at a later date through any of the methods available to you, by attending the meeting and voting in person, or if you are a holder of record, by giving written notice of revocation to WWR prior to the time the meeting begins. Written notice of revocation should be mailed to: Westwater Resources, Inc., Attention: Secretary, 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112.

Voting in Person at the Meeting

        All stockholders of record may vote their shares in person by attending the meeting and submitting the ballot that will be provided there. If your shares are held in "street name," you may vote in person at the meeting if you have a document known as a "legal proxy" from the holder of record. You will need to ask the broker, bank or other nominee holding your shares for a legal proxy and bring the legal proxy with you to the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

WWR Board Recommendation

        The WWR Board unanimously recommends that its stockholders vote "FOR" each of the proposals, including for each director nominee.

        After determining that it is advisable and in the best interests of WWR and its stockholders to consummate the Arrangement as contemplated by the Arrangement Agreement, WWR Board unanimously authorized, approved, and declared advisable the issuance of shares of WWR common stock in accordance with the Arrangement Agreement.

        There are certain risks associated with the Arrangement. See "Risk Factors" beginning on page [        ] of this proxy statement for more information regarding such risks. WWR stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the

Arrangement. In particular, WWR stockholders are directed to the Arrangement Agreement, which is attached as Annex A to this proxy statement and incorporated into this proxy statement by reference.

Solicitation of Proxies; Payment of Solicitation Expenses

        WWR is providing these proxy materials in connection with the solicitation by its Board of Directors of proxies to be voted at our Annual Meeting. WWR has retained Regan & Associates as its proxy solicitor and will pay Regan & Associates approximately $27,500. WWR will bear all expenses incurred in connection with the solicitations of proxies. In addition to the solicitation of proxies by mail, WWR may ask brokers and bank nominees to solicit proxies from their principals and will pay the brokers and bank nominees their expenses for the solicitation. WWR's directors, officers and employees also may solicit proxies by mail, telephone, electronic or facsimile transmission or in person.

Adjournments and Postponements

        Although it is not currently expected, the meeting may be adjourned on one or more occasions for the purpose of soliciting additional proxies if a quorum is not present at the meeting. An adjournment generally may be made with the affirmative vote of the owners of a majority of the shares of WWR common stock present in person or represented by proxy and entitled to vote thereon if no quorum is present or, if a quorum is present, with the majority of the votes cast. Any adjournment of the meeting for the purpose of soliciting additional proxies will allow WWR stockholders who have already sent in their proxies to revoke them at any time prior to their use at the meeting as adjourned.

Other Business

        WWR does not expect that any matter other than the proposals listed above will be brought before the meeting. If, however, other matters are properly brought before the meeting, or any adjournment or postponement of the meeting, the persons named as proxies will vote in accordance with their judgment.

 QUESTIONS

        If you would like to receive additional copies of this proxy statement, without charge, or if you have questions about the meeting, including the procedures for voting your shares, you should contact us at: Westwater Resources, Inc., Attention: Secretary, 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, or by calling (303) 531-0516.

THE ARRANGEMENT

        This discussion of the Arrangement is qualified in its entirety by reference to the Arrangement Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should read the entire Arrangement Agreement carefully as it is the legal document that governs the Arrangement.

Background of the Arrangement

        The WWR Board and management of WWR continually review the company's long-term strategic plan with the goal of maximizing stockholder value. As part of this ongoing process, WWR has periodically evaluated potential acquisitions and business combinations and engaged in discussions with third parties concerning potential strategic transactions, including the potential acquisition or merger of another company. On December 1, 2016, the WWR Board instructed Chris Jones, our President and CEO, to identify and evaluate publicly traded mining companies as potential acquisition targets.

        On January 13, 2017, WWR identified Alabama Graphite as a potential candidate.

        On February 1, 2017, Mr. Jones called Mr. Baxter, the then CEO of Alabama Graphite, to express WWR's interest in a potential business combination with Alabama Graphite. The two agreed to meet and to further discuss at the Prospectors & Developers Association of Canada ("PDAC") conference in Toronto that would take place from March 5, 2017 to March 8, 2017.

        On March 7, 2017, Mr. Jones, Jeff Vigil, the CFO of WWR, Mr. Baxter and Tyler Dinwoodie, the then executive vice president and current President and Corporate Secretary of Alabama Graphite, met at the PDAC conference and discussed a possible business relationship between the two companies. No conclusions were reached.

        On March 9, 2017, Mr. Jones and Mr. Baxter confirmed that neither company would pursue a business combination at that time, though they agreed that the two companies should continue to monitor each other's businesses and continue to consider the compatibility of the two companies' businesses.

        Prior to May 2017, WWR's increased financial strength contributed to WWR's increased interest in continuing discussions regarding a potential business combination.

        On May 4, 2017, Mr. Jones and Mr. Baxter met again at the Mines & Money Conference in New York City where Mr. Jones reiterated WWR's interest in a potential business combination and highlighted for Mr. Baxter WWR's recent successful financing, including its shelf registration and a recently completed $30 million Cantor Fitzgerald at-the-market financing arrangement. During this meeting, Mr. Jones and Mr. Baxter agreed that WWR and Alabama Graphite should enter into a confidentiality agreement so that the parties could move forward and continue their discussion regarding whether a business combination between the two companies would be beneficial for both parties.

        On May 8, 2017, Mr. Jones sent a copy of the confidentiality agreement with a one-year term to Mr. Baxter via e-mail. On the following day, WWR and Alabama Graphite executed the confidentiality agreement (the "Confidentiality Agreement"). Promptly thereafter, WWR and Alabama Graphite began exchange of information over the phone.

        Starting June 8, 2017, WWR made initial written information requests to Alabama Graphite regarding graphite market prices, a benchmark report, and other information.

        On June 12, 2017, WWR requested additional information from Alabama Graphite, including the Preliminary Economic Assessment ("PEA") economic model and the support for the graphite market prices in the PEA. The following day, Mr. Baxter advised Mr. Jones that Alabama Graphite decided to discontinue the current discussion with WWR regarding the possible business combination as Alabama Graphite's common shares were then considered by Alabama Graphite to be undervalued.

        On July 18, 2017, an internal memorandum was presented to the WWR Board, identifying Alabama Graphite as a potential business combination target.

        On August 24, 2017, Terence Cryan, the Chairman of the WWR Board, signed and delivered a letter to Jean Depatie, the Chairman of the Alabama Graphite Board of Directors (the "Alabama Graphite Board"), which letter reiterated WWR's desire to continue discussions regarding a possible strategic combination, joint venture or other mutually agreeable transaction with Alabama Graphite.

        On September 5, 2017, Mr. Depatie responded to WWR Board Chairman's e-mail to acknowledge receipt of WWR's letter dated August 24, 2017.

        On September 6, 2017, the Alabama Graphite Board sent an additional email to Mr. Cryan noting that the Alabama Graphite Board would not respond to WWR's letter dated August 24, 2017, and expressed the view that there were too many irreconcilable differences between WWR and Alabama Graphite for a business arrangement to take place. However, at the same time, the Alabama Graphite Board's email also noted that Alabama Graphite would be open to further communications with WWR.

        On September 7, 2017, WWR sent Alabama Graphite Board an indicative, non-binding offer to merge the two companies at an exchange ratio of 0.10 share of WWR common stock for each Alabama Graphite common share and to provide Alabama Graphite with limited interim funding in connection with the proposed merger, and further responded to the Alabama Graphite Board that that were no known non-reconcilable differences between WWR and Alabama Graphite. Also on September 7, 2017, Mr. Dinwoodie and the Alabama Graphite Board responded separately to WWR, with the latter indicating that it would further respond to WWR as soon as it could.

        The following day, on September 8, 2017, Mr. Cryan sent a letter to Alabama Graphite management and Alabama Graphite Board to confirm that it would continue to pursue discussions with Alabama Graphite Board.

        On September 12, 2017, Mr. Depatie responded to Mr. Cryan's e-mail, copying the Alabama Graphite Board, Alabama Graphite's legal counsel, Miller Thomson LLP ("Miller Thomson"), and Mr. Dinwoodie, to reconfirm receipt of WWR's letter dated August 24, 2017 and the non-binding indicative offer dated September 7, 2017, and to request that Alabama Graphite's legal counsel to be copied on all future correspondence.

        On September 20, 2017, Alabama Graphite issued a press release, signed by Mr. Baxter, announcing the creation of a Special Committee of the Alabama Graphite Board (the "Alabama Special Committee") comprised of Dr. Gareth P. Hatch, to consider and review, with the assistance of advisors and with the support of Alabama Graphite's management, an unsolicited, non-binding indicative offer. The press release described the indicative offer but did not identify WWR by name.

        In late September and early October, 2017, counsels for both companies exchanged communications regarding the press release, the Confidentiality Agreement, WWR's ability to provide Alabama Graphite with limited interim funding in connection with the proposed transaction and plans for the companies' representatives to engage further regarding WWR's non-binding indicative offer.

        On October 20, 2017, Miller Thomson sent a letter to WWR's Canadian counsel, Stikeman Elliott LLP ("Stikeman"), to provide an update on the review of the Alabama Special Committee and to request information on the availability of interim funding.

        On October 27, 2017, Miller Thomson sent a letter to Stikeman to provide a counter-offer by Alabama Graphite that proposed an investment by WWR in Alabama Graphite and Alabama Graphite Sub.

        On November 10, 2017, Mr. Cryan sent an email to Mr. Depatie to respond to Alabama Graphite's letters dated October 20 and October 27, 2017, reiterating WWR's desire to merge the two companies, to provide interim funding but only in conjunction with a merger, and to arrange a meeting in London during the week of November 27, 2017.

        On November 14, 2017, Dr. Hatch, member of the Alabama Special Committee, emailed Mr. Cryan, copying the Alabama Graphite Board and Miller Thomson, confirming receipt of the November 10, 2017 letter, expressing a willingness to meet in London the week of November 27, 2017 and requesting an updated indicative offer and details on interim funding including amount and terms.

        On November 16, 2017, Mr. Dinwoodie called Mr. Jones and requested an in-person meeting on November 20, 2017 at WWR's corporate office in Centennial, Colorado to discuss the strategic value of a merger, the possible terms, and the availability of interim funding.

        On November 20, 2017, Mr. Dinwoodie, Mr. Jones, Mr. Vigil Mr. Lawrence and WWR's financial advisor, Cantor Fitzgerald, met at WWR's offices to discuss the strategic value of a merger, the possible terms, and the availability of interim funding.

        On November 21, 2017, Mr. Dinwoodie, Mr. Jones, Mr. Vigil and Mr. Lawrence met to further discuss the strategic issues associated with a merger and next steps.

        On November 22, 2017, Mr. Cryan signed a non-binding letter of intent to enter into a plan of arrangement whereby WWR would acquire all of the outstanding common shares of Alabama Graphite at an exchange ratio of 0.13 share of WWR common stock for each Alabama Graphite common share and to provide Alabama Graphite with interim funding in the form of a secured financing facility. On November 23, 2017, Mr. Depatie signed the non-binding letter of intent and Mr. Dinwoodie delivered the executed document to WWR via email.

        On November 27, 2017, WWR's management team, its financial advisors and legal counsel began formal due diligence on Alabama Graphite.

        On December 7, 2017, WWR and Alabama Graphite held a telephone conference during which the parties agreed to reduce the exchange ratio to reflect due diligence findings, Alabama Graphite's need for immediate financing and Alabama Graphite's request to increase the size of the secured financing facility to be provided by WWR from $1.5 million to $2.0 million.

        Between November 23, 2017 and December 13, 2017, the parties engaged in due diligence regarding their counterparts, conducted further price negotiations and negotiated the definitive version of the Arrangement Agreement and the Loan Agreement, including cancellation of options and warrants held by certain directors and officers.

        On December 13, 2017, certain directors, officers and other holders of warrants and options of Alabama Graphite, including holders affiliated with Alabama Graphite directors and officers, entered into Option Surrender Agreements and Warrant Surrender Agreements, as applicable, in connection with the execution of the Plan of Arrangement.

        Also on December 13, 2017, Mr. Jones and Mr. Dinwoodie executed the Arrangement Agreement (and associated agreements) and the Loan Agreement (and associated agreements) and publicly announced the details of the Arrangement for WWR to acquire Alabama Graphite.

WWR's Reasons for the Arrangement

        In reaching its unanimous determination that it is advisable and in the best interests of WWR and its stockholders to complete the Arrangement as contemplated by the Arrangement Agreement and to recommend that WWR stockholders vote "FOR" the issuance of shares of WWR common stock pursuant to the Arrangement Agreement as described in this proxy statement, the WWR Board consulted and received advice from its financial and legal advisors and WWR's management and considered a number of factors, including the following material factors:

  •
  WWR's increased ability to participate in the value chain of critical minerals for the high growth battery market with Alabama Graphite's Coosa Graphite Project together with WWR's existing lithium exploration projects in Nevada and Utah;

  •
  WWR gaining a pathway to potential production and near-term cash flows through the development of Alabama Graphite's Coosa Project;

  •
  the exposure to a new commodity, namely graphite, which is in high demand as transportation batteries increase production;

  •
  the potential for WWR to be re-rated as a graphite producer sooner than relying upon uranium and lithium alone;

  •
  the potential increase in attractiveness to retail and institutional investors;

  •
  the potential increase in trading liquidity and coverage by green energy sector analysts;

  •
  the establishment of a stronger platform from which the combined business may pursue future growth opportunities;

  •
  the opinion of WWR's financial advisor, Roth Capital Partners ("Roth"), to the effect that, subject to the matters considered by Roth in preparing its opinion, as of December 10, 2017, the aggregate consideration payable to Alabama Graphite securityholders pursuant to the Arrangement Agreement was fair to WWR and its stockholders from a financial point of view; see "—Opinion of Financial Advisor to the WWR Board" beginning on page [            ] of this proxy statement;

  •
  the terms and conditions of the Arrangement Agreement, including the following related factors:

  •
  the ability to terminate the Arrangement Agreement in certain circumstances;

  •
  the existence of no shop and no talk restrictions and the right to match a superior proposal;

  •
  the expense reimbursement fee requirements;

  •
  the representations, warranties and covenants made by Alabama Graphite;

  •
  the results of the due diligence review of Alabama Graphite by WWR's management, legal advisors and outside consultants; and

  •
  the Loan Agreement was secured and approximately $0.7 million was initially borrowed.

        The WWR Board acknowledged that the Arrangement requires the approval from the Supreme Court of British Columbia and approvals from the securityholders of Alabama Graphite.

        The WWR Board also considered potential risks and potentially negative factors concerning the Arrangement in connection with its deliberations on the Arrangement and the other transactions contemplated by the Arrangement Agreement, including the following:

  •
  the fact that the shares of WWR common stock to be issued to Alabama Graphite's shareholders in the Arrangement is anticipated to represent approximately 29.4% of the outstanding common stock of the combined company immediately after the completion of the Arrangement, thus causing existing WWR stockholders to experience dilution in their percentage ownership of WWR as a result of the Arrangement;

  •
  the challenges and costs of combining regulatory and administrative operations of a U.S. company and a Canadian company, which could adversely affect the combined company's operating results and hinder the achievement of the anticipated benefits of the Arrangement;

  •
  the fact that WWR will incur significant costs associated with the Arrangement, some of which will be paid regardless of whether the Arrangement is completed;

  •
  the fact that, while WWR expects the Arrangement to be completed, there can be no assurance that all conditions to the parties' obligations, including with respect to WWR obtaining stockholder approval of the WWR Stock Issuance or Alabama Graphite obtaining its required securityholder approvals, to complete the Arrangement will be satisfied within the time frames contemplated by the Arrangement Agreement and, as a result, the Arrangement may not be completed;

  •
  the effect of the pendency of the Arrangement and the effect of the delay or failure to complete the Arrangement may have on the trading price of shares of WWR common stock and incurring and paying significant expenses in connection with the Arrangement;

  •
  the fact that substantial management time and effort will be required to effectuate the Arrangement and the related disruption to WWR's day-to-day operations during the pendency of the Arrangement;

  •
  if the Arrangement Agreement fails to close, WWR will have loaned Alabama Graphite up to $2.0 million and could be required to realize on its security interests in the event of a default by Alabama Graphite; and

  •
  the other risks associated with the Arrangement and the combined company, including those described in "Risk Factors" beginning on page [            ] of this proxy statement and "Cautionary Statement Regarding Forward-Looking Statements" beginning on page [            ] of this proxy statement.

        The foregoing discussion of factors considered by the WWR Board is not intended to be exhaustive. In view of the wide variety of factors considered in connection with its evaluation of the Arrangement and the complexity of these matters, the WWR Board did not attempt to quantify, rank or otherwise assign any relative or specific weights to the factors that it considered in reaching its determination to approve the Arrangement and the Arrangement Agreement. In addition, individual members of the WWR Board may have given differing weights to different factors. The WWR Board conducted an overall review of the factors described above and other material factors, including through discussions with, and inquiry of, WWR's management and outside legal and financial advisors regarding certain of the matters described above.

Recommendation of the WWR Board

        After careful consideration of various factors described in the section entitled "The Arrangement—WWR's Reasons for the Arrangement" beginning on page [            ] of this proxy statement, the WWR Board has unanimously determined that it is advisable and in the best interests of WWR and its stockholders to consummate the Arrangement as contemplated by the Arrangement Agreement. Accordingly, WWR Board unanimously recommends that WWR's stockholders vote "FOR" the approval of the issuance of shares of WWR common stock pursuant to the Arrangement Agreement.

Opinion of Financial Advisor to the WWR Board

        On December 10, 2017, Roth rendered its written opinion to the WWR Board as to the fairness, from a financial point of view, to WWR and its stockholders of the aggregate consideration payable to

Alabama Graphite securityholders provided for in the Arrangement pursuant to the Arrangement Agreement.

        Roth's opinion was directed to WWR Board (in its capacity as such) and only addressed the fairness to WWR and its stockholders, from a financial point of view, of the aggregate consideration payable to Alabama Graphite securityholders provided for in the Arrangement pursuant to execution drafts of the Arrangement Agreement and did not address any other aspect or implication of the Arrangement. The summary of Roth's opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex C to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Roth in preparing its opinion. However, neither Roth's opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to any WWR stockholder as to how such stockholder should act or vote with respect to any matter relating to the Arrangement.

        In arriving at its opinion, Roth reviewed execution drafts of the Arrangement Agreement, Plan of Arrangement, and related ancillary documents, and, among other things:

  (i)
  reviewed certain publicly available and other business and financial information provided by WWR;

  (ii)
  reviewed certain internal financial statements and other financial and operating data concerning Alabama Graphite provided by WWR;

  (iii)
  reviewed certain financial forecasts relating to Alabama Graphite prepared by the management of Alabama Graphite (the "AGC Forecasts") and provided by WWR;

  (iv)
  discussed the past and current operations, financial condition and prospects of each of Alabama Graphite and WWR with senior management of WWR, including the assessments of senior management of WWR as to the liquidity needs of, and financing alternatives and other capital resources available to, Alabama Graphite;

  (v)
  participated in certain discussions with senior management of WWR regarding their assessment of the strategic rationale for, and the potential benefits of, the Plan of Arrangement;

  (vi)
  compared the financial performance of WWR and Alabama Graphite, and their stock prices and trading activity respectively, and compared that to certain publicly-traded companies we deemed relevant in preparing this opinion;

  (vii)
  compared certain financial terms of the Plan of Arrangement to financial terms, to the extent publicly available, of certain other business combination transactions Roth deemed relevant in preparing this opinion;

  (viii)
  reviewed a form of Loan Agreement pursuant to which WWR would make certain loans of up to US$2,000,000 to Alabama Graphite, which loans would be convertible into Alabama Graphite common shares at a rate calculated based on the per share volume adjusted market price of Alabama Graphite for the first five trading dates after the announcement of the Loan Agreement and Arrangement Agreement, which occurred on the same day, as may be adjusted pursuant to the Loan Agreement);

  (ix)
  participated in discussions with certain representatives of WWR, and its professional advisors; and

  (x)
  performed such other analyses and considered such other data, financial studies, analyses and investigations, and financial, economic and market criteria and factors which Roth deemed relevant in preparing this opinion.

        In arriving at its opinion, Roth relied upon and assumed, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Roth by WWR. With respect to the AGC Forecasts, Roth assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Alabama Graphite as to the future financial performance of Alabama Graphite. Roth did not assess the achievability of any projections or the assumptions on which they were based, and expressed no view as to such projections or assumptions. In addition, Roth did not assume any responsibility for any independent valuation or appraisal of the assets, liabilities or business operations of WWR or Alabama Graphite, nor was it furnished with any such valuation or appraisal. In addition, Roth did not assume any obligation to conduct, nor did it actually conduct, any physical inspection of the properties or facilities of WWR or Alabama Graphite.

        Both relied upon and assumed, without independent verification, that (a) the Arrangement will be consummated substantially in accordance with the terms set forth in the Arrangement Agreement and in compliance with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, the Business Corporations Act, and all other applicable federal, state and local statutes, rules, regulations promulgated thereunder and the rules and regulations of The Nasdaq Stock Market, and any other applicable exchanges, (b) that the representations and warranties of each party in the Arrangement Agreement are true and correct, (c) that each party to the Arrangement will perform on a timely basis all covenants and agreements required to be performed by it under the Arrangement Agreement, and (d) that all conditions to the consummation of the Arrangement will be satisfied without waiver thereof. In addition, Roth relied upon and assumed, without independent verification, that the number of Alabama Graphite shareholders executing Dissent Rights (as defined in the Arrangement Agreement) will not be material to the Plan of Arrangement as a whole. Roth further relied upon and assumed, without independent verification, that the final Arrangement Agreement when signed by all relevant parties will conform in all material respects to the execution draft of the Arrangement Agreement as of December 10, 2017, and that the Arrangement will be consummated as described in the execution draft of the Arrangement Agreement. Roth also relied upon and assumed, without independent verification, that all governmental, regulatory and other consents and approvals contemplated by the execution draft of the Arrangement Agreement will be timely obtained and that, in the course of obtaining any of those consents and approvals, no modification, delay, limitation, restriction or condition will be imposed or waivers made that would have a material adverse effect on WWR or Alabama Graphite or on the contemplated benefits of the Arrangement.

        In its opinion Roth addressed only the fairness, from a financial point of view to WWR and the holders of WWR shares, as of December 10, 2017, of the aggregate consideration payable to Alabama Graphite securityholders pursuant to the Plan of Arrangement. Its opinion did not in any manner address any other aspect or implication of the Plan of Arrangement or any agreement, arrangement or understanding entered into in connection with the Plan of Arrangement or otherwise, including, without limitation, the fairness of the amount or nature of any compensation to any officers, directors or employees of, or any class of such persons, relative to the consideration in the Plan of Arrangement. In its opinion Roth also does not address the relative merits of the Plan of Arrangement as compared to any alternative business strategies that might exist for WWR, the underlying business decision of WWR to proceed with the Plan of Arrangement, or the effects of any other transaction in which WWR might engage. The issuance of the opinion was approved by an authorized internal fairness committee of Roth in accordance with its customary practice. The opinion was necessarily based on economic, monetary, market, financial and other conditions as they existed and could be evaluated, and the information made available to Roth, as of December 10, 2017. Roth did not express any opinion as to the underlying valuation, future performance or long-term viability of WWR or Alabama Graphite. Further, Roth did not express any opinion as to the actual value of the shares of WWR when issued pursuant to the Arrangement Agreement or the prices at which shares of WWR will trade at any time before, after or during the Arrangement. Roth did not undertake, and is under no obligation, to update, revise or reaffirm its opinion based on any subsequent developments or events or otherwise, and expressly disclaimed any responsibility to do so. In its opinion, Roth did not address any legal, tax or accounting matters.

        Roth was not requested to, and did not, solicit any expressions of interest from any other parties with respect to any other merger, sale or other business combination involving WWR.

        Roth's opinion was furnished for use by WWR Board (in its capacity as such) in connection with its evaluation of the Arrangement and may not be used for any other purpose without Roth's prior written consent. Roth's opinion does not constitute a recommendation to any stockholder of WWR as to how such stockholder should vote or otherwise act or refrain from acting on any matter relating to the Arrangement.

        The following is a summary of the material financial analyses performed by Roth in preparing its written opinion, dated December 10, 2017, to WWR Board.

        For purposes of its analysis, Roth calculated the exchange ratio driven off of WWR's 20-day volume weighted average price ("VWAP") as of December 8, 2017, to be 0.08 WWR shares for one Alabama Graphite share. Based on this exchange ratio, WWR's share price (VWAP as of December 8, 2017) and the 20-day VWAP of WWR shares (as of December 8, 2017), Roth calculated the implied equity value of Alabama Graphite to be $15.8 million and, accounting for debt and cash figures provided by management, as of December 8, 2017, Roth calculated the implied enterprise value to be $18.5 million ("Implied Enterprise Value").

Trading Prices

        Roth reviewed the per share trading prices for Alabama Graphite common shares during the 52 week period prior to September 20, 2017, and observed the lowest price was $0.063 and the highest price was $0.154. Roth compared these prices to $0.09, the implied offer price to be paid per Alabama Graphite common share in the Arrangement, calculated using the exchange ratio and WWR's 20-day VWAP. Roth also reviewed Alabama Graphite's five year relative stock price performance as compared to the S&P 500 Index, Russell 2000 Index, S&P/TSX Global Mining Index, and against a peer group, and analyzed Alabama Graphite's two year volume history by price. Roth also reviewed Alabama Graphite's stock price performance based on volume and share pricing for the past two years, analyzing certain significant events in the company's recent history.

Comparable Companies Analysis

        Roth performed an analysis of Alabama Graphite's offer multiple against the multiples of Canada Carbon, Canada Strategic Metals, Graphite One Resources, Northern Graphite, Nouveau Monde Graphite, and Mason Graphite. Roth chose these companies because of their similarities to the operations of Alabama Graphite. They are U.S. or Canada-listed, publicly traded metals and mining companies, with exposure to graphite and a market capitalization below $1 billion.

        For Alabama Graphite and each of the selected companies, Roth calculated and compared various financial multiples and ratios of Alabama Graphite and the selected comparable companies based on management projections each respective company's public filings for historical information from Capital IQ.

        In its review of the selected companies, Roth considered, among other things, (i) enterprise values ("EV"), (ii) EV as a multiple of reported revenue for the latest twelve-month period ("LTM"), (iii) EV as a multiple of reported earnings before interest, taxes, depreciation and amortization ("EBITDA") for the LTM, (iv) EV as a multiple of estimated revenue for the years 2017 and 2018 and (v) EV as a multiple of estimated EBITDA for the 2017 and 2018.

	Mkt. Cap (12/08/17)	Enterprise Value	EV/LTM Rev	EV/LTM EBITDA
Minimum	$6.8	$6.0	NM	2.1x
25th Percentile	$9.7	$9.6	NM	8.7x
Median	$18.0	$17.1	NM	13.7x
75th Percentile	$42.6	$39.8	NM	22.2x
Maximum	$245.6	$237.7	NM	239.4x
AGC	$15.8	$18.5	NM	4.7x

        Roth also considered the EV as a multiple of measured and indicated resources ("M&I Resources") based in millions of pounds.

	Mkt. Cap (12/08/17)	Enterprise Value	M&I Resource	EV/M&I Resource
Minimum	$6.8	$6.0	0.03x	$2.1x
25th Percentile	$9.7	$9.6	1.32x	$8.7x
Median	$18.0	$17.1	2.48x	$13.7x
75th Percentile	$42.6	$39.8	5.12x	$22.2x
Maximum	$245.6	$237.7	9.48x	$239.4x
AGC	$15.8	$18.5	3.9x	$4.7x

Precedent Transaction Analysis

        Roth performed an analysis of selected change of control transactions in the industrial metals space that in Roth's judgment were comparable for purposes of its analysis. The transaction values ranged from $1.2 million to $63.2 million and closed between January 1, 2015 and the present. Transactions without publicly available data were not considered in Roth's analysis. The target in each transaction had exposure to industrial metals, either via exploration, mining or development.

        For each of the selected transactions, Roth reviewed the enterprise value in the transaction as a multiple of LTM revenue, LTM EBITDA, and LTM mineral resources, and reviewed Alabama Graphite's offer multiple against the multiples paid in these comparable transactions. Such multiples for the selected transactions were based on publicly available information at the time of the relevant transaction. The selected transactions analyzed are set out in the following table:

Date	Target	Buyer
07/24/17	Cobalt X	Cohiba Minerals
07/07/17	MMG Limited-Avebury Mine	Dundas Mining
05/30/17	Lithium X	Pure Energy Minerals
05/10/17	Zoro Lithium	Far Resources
12/05/16	Eyre Peninsula Minerals	Renascor Resources
12/01/16	Dakota Minerals-Lynas Find Project	Pilbara Minerals
07/21/16	Glen Eagle Resources	Sayona Mining
07/11/16	Graphite Advancement	Armadale Capital
06/08/16	Lepidico Limited	Lepidico
09/04/15	Lithium Americas	Western Lithium
03/31/15	Ivanplats	CleanTeQ Metals

	Transaction Value ($M)	EV/LTM Revenue	EV/LTM EBITDA	EV/Pound
Minimum	$1.2	NA	NA	$0.5x
25th percentile	$2.1	NA	NA	$0.8x
Median	$3.2	NA	NA	$2.3x
75th percentile	$9.3	NA	NA	$12.8x
Maximum	$63.2	NA	NA	$28.4x
Alabama Graphite	$18.5	NM	NM	$4.7x

Premiums Paid Analysis

        Roth performed an analysis of the premiums paid in 110 acquisitions, from January 1, 2017 to December 10, 2017, by publicly traded industrial mineral companies. Using publicly available information, Roth reviewed the transaction value, calculated the premium each transaction price represented relative to the stock price for the 1-day, 7-day and 30-day period, and then compared the premiums so calculated, to the premiums paid in comparable transactions.

        Roth used the share prices listed above as the most appropriate time frame for comparison in its analysis. The results of this analysis are summarized in the following table:

Date	Target	Buyer
09/28/17	Exa	Dassault Systemes
09/18/17	Dimension Therapeutics	Ultragenyx Pharmaceutical
08/29/17	The Advisory Board	Optum
08/28/17	Kite Pharma	Gilead Sciences
08/28/17	Maxpoint Interactive	Harland Clarke
08/14/17	Neff	United Rentals
08/10/17	Starwood Waypoint Homes	Invitation Homes
08/09/17	i-Cable	Communications Sharehlders
07/31/17	CDI	AE Industrial Partners
07/27/17	ShoreTel	Mitel Networks
07/26/17	State National Cos	Markel
07/26/17	Guidance Software	OpenText
07/24/17	NeuroDerm	Mitsubishi Tanabe Pharma
07/24/17	WebMD	Health Internet Brands
07/18/17	Rocket Fuel	Sizmek
07/17/17	Sevcon Borg	Warner
07/09/17	ClubCorp Holdings	Apollo Global Management
07/04/17	Monogram Residential Trust	Monogram Residential
07/03/17	NCI	HIG Capital
07/03/17	Bankrate	Red Ventures
07/02/17	MRV Communications	ADVA Optical Networking
06/30/17	Parkway	Canada Pension Plan
06/29/17	West Marine	Monomoy Capital
06/28/17	First Potomac Realty Trust	Govt Ppty Income
06/28/17	Spectranetics	Koninklijke Philips
06/28/17	Staples	Sycamore Partners
06/22/17	EnerNOC	EGP-NA
06/21/17	ARI Network Services	True Wind Capital
06/20/17	PAREXEL International	Pamplona Capital
06/19/17	Rice Energy	EQT
06/16/17	Whole Foods Market	Amazon.com

Date	Target	Buyer
06/14/17	Rightside Group	Donuts
06/14/17	Wolverine Bancorp	Horizon Bancorp
06/13/17	ProPhase Labs	ProPhase Labs
06/12/17	First South Financial	Bancorp Carolina
06/09/17	DuPont Fabros Technology	Digital Realty Trust
06/06/17	Albany Molecular	Research Albany Molecular
06/05/17	Covisint	OpenText
06/05/17	Forestar Group	DR Horton
05/30/17	Atwood Oceanics	Ensco
05/30/17	Xactly	Vista Equity Partners
05/29/17	CardConnect	First Data
05/24/17	Fidelity & Guaranty	Life CF
05/23/17	Global Sources	Expo Holdings
05/22/17	Nutraceutical International	HGGC
05/15/17	Patheon	Thermo Fisher
05/09/17	Surgery Partners	Bain Capital
05/09/17	West	Apollo Global
05/08/17	Kate Spade & Co	Coach
05/07/17	Care Capital Properties	Sabra Health Care
05/05/17	VWR	Avantor Performance
05/04/17	Capital Bank Financial	First Horizon National
05/02/17	OneBeacon Insurance Group	Intact Financial
05/01/17	Angie's List	HomeAdvisor
05/01/17	Span-America Medical Systems	Savaria
05/01/17	Jive Software	Wave Systems
05/01/17	ASB Bancorp	First Bancorp
04/27/17	Park Sterling	South State
04/25/17	Nord Anglia Education	Bach Finance
04/25/17	AdvancePierre Foods	Tyson Foods
04/24/17	FelCor Lodging Trust	RLJ Lodging
04/17/17	Western Refining Logistics	Tesoro Logistics
04/17/17	MOCON	AMETEK
04/13/17	Nexvet Biopharma	Zoetis Bidco
04/11/17	UCP	Century Communities
04/10/17	RetailMeNot	Harland Clarke
04/10/17	Swift Transportation	Knight Transportation
04/10/17	Intrawest Resorts	Hawk Holding
04/05/17	Panera Bread	Investor Group
04/04/17	Innocoll Holdings	Lough Ree Tech
04/03/17	Syneron Medical	Lupert
03/31/17	TRC Cos	New Mountain
03/29/17	EXAR	MaxLinear
03/19/17	Dominion Diamond	The Washington
03/17/17	Wells Financial	Citizens Community
03/15/17	KCG Holdings	Virtu Financial
03/14/17	Air Methods	American Securities
03/13/17	Mobileye	Cyclops Holdings
03/07/17	Astoria Financial	Sterling Bancorp
03/07/17	Nimble Storage	Hewlett Packard
03/07/17	TerraForm Power	Brookfield Asset

Date	Target	Buyer
03/02/17	VTTI Energy Partners	VTTI BV
02/27/17	Silver Bay Realty Trust	Tricon Capital Group
02/24/17	DigitalGlobe	MacDonald Dettwiler
02/21/17	Delta Natural Gas	Peoples Natural Gas Co
02/21/17	Popeyes Louisiana Kitchen	Restaurant Brands
02/20/17	Lumos Networks	EQT Infrastructure
02/17/17	FBR & Co	B Riley Financial
02/16/17	LMI Aerospace	Sonaca
02/14/17	Cynosure	Hologic
02/13/17	ZELTIQ Aesthetics	Allergan
02/06/17	Virtus Total Return	Zweig Fund
02/02/17	Ultratech Veeco Instruments
02/01/17	Mead Johnson Nutrition	Reckitt Benckiser Group
02/01/17	ONEOK Partners	ONEOK
01/30/17	IXIA	Keysight Technologies
01/27/17	Stonegate Mortgage Home	Point Financial
01/27/17	Midcoast Energy	Enbridge Energy
01/24/17	Arctic Cat	Textron
01/24/17	GenVec	Intrexon
01/24/17	Multi Packaging Solutions	WestRock
01/23/17	BNC Bancorp	Pinnacle Financial
01/18/17	CoLucid Pharmaceuticals	Eli Lilly & Co
01/16/17	Clayton Williams Energy	Noble Energy
01/10/17	Derma Sciences	Integra LifeSciences
01/09/17	Pacific Continental	Columbia Banking System
01/09/17	VCA	Mars
01/09/17	ARIAD Pharmaceuticals	Kiku Merger
01/09/17	Surgical Care Affiliates	Optum
01/05/17	CEB	Gartner

Date	Transaction Value ($M)	1-Day Stock Premium (%)	7-Day Stock Premium (%)	30-Day Stock Premium (%)
Minimum	$1.9	(32.1)	(27.8)	(26.3)
25th Percentile	$222.8	7.9	9.8	12.6
Median	$885.4	19.1	22.3	25.9
75th Percentile	$2,177.1	34.4	34.4	38.4
Maximum	$16,650.6	388.7	803.0	878.2
Alabama Graphite	$18.5	19.5	17.9	5.4

Net Present Value Analysis

        Roth performed a net present value analysis of the Arrangement by calculating the estimated net present value of the unlevered, after-tax free cash flows attributable to shareholders of Alabama Graphite as forecasted to be generated in 2018 to 2049 by accounting for revenue, earnings before interest and taxes ("EBIT"), change in working capital, income tax, and life of mine capital ("LoM Capital"). All of the information used in Roth's analysis was based on publicly available sources and the financial projections provided by Alabama Graphite's management.

        In performing its discounted cash flow analysis, Roth calculated the estimated present values of Alabama Graphite's unlevered, after-tax free cash flows attributable to shareholders of Alabama Graphite that Alabama Graphite forecasted to generate in 2018 to 2049 by applying a discount rate ranging from of 7.7% 11.7%, reflecting Roth's estimates of Alabama Graphite's weighted-average cost of capital. The weighted-average cost of capital was calculated by adding (a) the market value of debt as a percentage of the total market value of Alabama Graphite's capital, multiplied by Alabama Graphite's estimated after-tax market cost of debt, and (b) the market value of equity as a percentage of the total market value of Alabama Graphite's capital multiplied by Alabama Graphite's estimated cost of equity. Alabama Graphite's estimated cost of equity was calculated using the Capital Asset Pricing Model which took into account Alabama Graphite's beta, betas of comparable companies, the risk-free rate, a historical equity market risk premium, a historical small capitalization risk premium, which risk premiums were sourced from the 2015 Valuation Handbook an industry risk premium.

        Based on the foregoing, to arrive at the implied price per share, Roth added the sum of the present value of free cash flows to the product of the measured and indicated industrial metals resources times the dollars per pound, and subtracted the enterprise value to arrive at the net present value ("NPV"). Roth then calculated the implied share prices for Alabama Graphite's shares by subtracting Alabama Graphite's net debt and adding Alabama Graphite's equity from the NPV and dividing the result by 176.7 million, the number of fully diluted Alabama Graphite common shares outstanding. The analysis resulted in an implied price per Alabama Graphite common share of $0.09.

Other Data and Considerations

        Roth also considered additional facts and data, including the high and low trading prices for Alabama Graphite's stock over the 52 weeks prior to September 20, 2017 and the premiums paid for other listed metal and mining industry companies with exposure to industrial metals. Roth also analyzed the ratio of enterprise value to measured and indicated resource data for both publicly traded comparable companies and precedent transactions. Additionally, Roth analyzed more qualitative aspects of WWR's acquisition of Alabama Graphite including that upon consummation of the acquisition, WWR will be able to diversify its current industrial metals resource base and increase economies of scale. As a result of the latter, WWR will:

  •
  obtain greater visibility with the investment community and better access to capital;

  •
  obtain a better bargaining position with respect to suppliers;

  •
  increase the industrial metals resources currently available to WWR; and

  •
  build a highly defensible position against competitors on a resource, technology and cost basis.

        The summary set forth above does not purport to be a complete description of the analysis performed by Roth, but simply describes, in summary form, the material analysis that Roth conducted in connection with rendering its opinion.

        The preparation of a fairness opinion is a complex process and not readily susceptible to partial analysis or summary description. In arriving at its opinion, Roth did not attribute any particular weight to any analysis or factors it considered and did not form an opinion as to whether any individual analysis or factor, considered in isolation, supported or failed to support its opinion. Rather, Roth considered the totality of the factors and analysis performed in determining its opinion. Accordingly, Roth believes that the summary set forth above and its analysis must be considered as a whole and that selecting portions thereof, without considering all of its analysis, could create an incomplete view of the processes underlying its analysis and opinion.

        Roth based its analysis on numerous assumptions, including assumptions concerning general business and economic conditions and industry-specific factors. Roth's analyses are not necessarily indicative of actual values or actual future results that might be achieved, which values may be significantly higher or lower than those indicated. Moreover, Roth's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold.

Other Matters

        The WWR Board retained Roth based on Roth's experience and reputation. Roth is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures, leveraged buyouts, recapitalizations, and for other purposes. Roth will receive a fee of $105,000 for its services and legal expenses, no portion of which is contingent upon the successful completion of the Arrangement. WWR has also agreed to reimburse Roth for certain expenses and to indemnify Roth, its affiliates and certain related parties against certain potential losses, claims, damages and liabilities arising out of Roth's engagement. In the four years prior to the date of its opinion, Roth has also provided services in connection with two financings for WWR and received placement agent fees of approximately $1.3 million in connection with such services.

        In the ordinary course of Roth's investment banking business, Roth, its affiliates, directors and officers may at any time acquire, hold or sell, for its and its affiliates' own accounts or for the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of WWR or Alabama Graphite, and, accordingly, may at any time hold a long or a short position in such securities.

Certain Financial Advisory Fees Paid by WWR

        WWR has incurred and will incur significant financial advisory fees as part of the Arrangement. Upon the delivery of the fairness opinion, WWR paid Roth a financial advisory fee of $105,000. Upon the execution of the Arrangement Agreement, WWR paid a financial advisory fee to Cantor Fitzgerald $195,000, and upon the closing of the Arrangement the remaining $300,000 will be due and payable to Cantor Fitzgerald.

Board of Directors and Management of the Combined Company Following the Arrangement; Headquarters

        There will be no change to the WWR Board or WWR's management team following the Arrangement other than the anticipated addition of Tyler Dinwoodie as Vice President—Marketing for WWR. WWR's headquarters will remain at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112. Telephone: (303) 531-0516.

Federal Securities Laws Consequences; Stock Transfer Restrictions

        The shares of WWR common stock to be issued in the Arrangement have not been, and are not expected to be, registered under the Securities Act or the securities laws of any other jurisdiction. The shares of WWR common stock to be issued in the Arrangement, including shares underlying replacement warrants and options, will be issued pursuant to an exemption from the registration requirements provided by Section 3(a)(10) of the Securities Act based on the approval of the Arrangement by the Supreme Court of British Columbia.

        Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more bona fide outstanding securities from the general requirement of registration where the fairness of the terms and conditions of the issuance and exchange of the securities have been approved by any court or authorized governmental entity, after a hearing upon the fairness of the terms and conditions of exchange at which all persons to whom the securities will be issued have the right to appear and to whom adequate notice of the hearing has been given. If the Supreme Court of British Columbia approves the Arrangement, its approval will constitute the basis for the shares of WWR common stock, WWR options and WWR warrants to be issued without registration under the Securities Act in reliance on the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) of the Securities Act.

        The shares of WWR common stock and WWR options issued in the Arrangement to Alabama Graphite shareholders will be freely transferable under U.S. federal securities laws, except by persons who are deemed to be "affiliates" (as that term is defined under the Securities Act) of WWR, including persons who are deemed to have been affiliates of WWR within 90 days before the date of the closing of the Arrangement. In the event that the shares and options issued by WWR in the Arrangement are in fact held by affiliates of WWR, those holders may transfer the shares and options (i) in accordance with the provisions of Rule 144 promulgated under the Securities Act, or (ii) as otherwise permitted under the Securities Act. Rule 144 generally provides that "affiliates" of WWR may not sell securities of WWR received in the Arrangement unless the sale is effected in compliance with the volume, current public information, manner of sale and timing limitations set forth in such rule. These limitations generally permit sales made by an affiliate in any three-month period that do not exceed the greater of 1% of the outstanding shares of WWR common stock or the average weekly reported trading volume in such securities over the four calendar weeks preceding the placement of the sale order, provided that the sales are made in unsolicited, open market "broker transactions" and that current public information on WWR is available. Persons who may be deemed to be affiliates of an issuer generally include individuals or entities that directly or indirectly control, are controlled by, or are under common control with, that issuer and may include officers and directors of the issuer as well as beneficial owners of 10% or more of any class of capital stock of the issuer.

        WWR will file a registration statement covering the WWR common stock underlying the Alabama Graphite warrants assumed by WWR pursuant to the Arrangement Agreement following the closing of the Arrangement in order to permit the warrants to be exercised for WWR common stock to be issued to the warrant holders.

Accounting Treatment

        The Arrangement will be accounted for as an asset acquisition in accordance with ASC 360 for Property, Plant and Equipment, under US GAAP. Under this method, the assets acquired and liabilities assumed have been recorded based on preliminary estimates of fair value. The actual fair values will be determined upon the consummation of the Arrangement and may vary from these preliminary estimates. WWR will be treated as the acquiror for accounting purposes.

Material U.S. Federal Income and Estate Tax Consequences for Non-U.S. Holders of Shares of Common Stock

        The following is a discussion of the material U.S. federal income and estate tax consequences of the ownership and disposition of shares of WWR's common stock acquired in the Arrangement by a "Non-U.S. Holder" (as defined below) that does not own, and has not owned, actually or constructively, more than 5% of shares of WWR's common stock. You are a Non-U.S. Holder if for U.S. federal income tax purposes you are a beneficial owner of shares of WWR's common stock that is:

  •
  a nonresident alien individual;

  •
  a foreign corporation; or

  •
  a foreign estate or trust.

        You are not a Non-U.S. Holder if you are a nonresident alien individual present in the United States for 183 days or more in the taxable year of disposition, or if you are a former citizen or former resident of the United States for U.S. federal income tax purposes. You are also not a Non-U.S. Holder if you are present in the United States for 31 days or more during the year of disposition and a total of 183 days or more over the current year and two preceding calendar years, counting days in the first preceding year as 1/3 of a day and days in the second preceding year as 1/6 of a day. If you are any such person, you should consult your tax advisor regarding the U.S. federal income tax consequences of the ownership and disposition of shares of WWR's common stock.

        If you are a partnership (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes), the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and your activities. Partners and beneficial owners in partnerships that own shares of WWR's common stock should consult their tax advisors as to the particular U.S. federal income and estate tax consequences applicable to them.

        This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the "Code"), administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a Non-U.S. Holder of WWR's common stock.

        This discussion is limited to Non-U.S. Holders that hold WWR's common stock as a "capital asset" within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not describe all of the tax consequences that may be relevant to you in light of your particular circumstances, including alternative minimum tax and Medicare contribution tax consequences and does not address any aspect of state, local or non-U.S. taxation, or any taxes other than income and estate taxes. You should consult your tax advisor with regard to the application of the U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

Dividends

        If distributions are paid on shares of WWR's common stock, those distributions will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. To the extent those distributions exceed WWR's current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce your basis in shares of WWR's common stock, but not below zero, and then will be treated as gain from the sale of shares of WWR's common stock, as described below under "—Gain on Disposition of Shares of WWR's Common Stock."

        Dividends paid to you generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, you will be required to provide a properly executed applicable U.S. Internal Revenue Service ("IRS") Form W-8 certifying your entitlement to benefits under a treaty.

        If dividends paid to you are effectively connected with your conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base maintained by you in the United States), you will generally be taxed on the dividends in the same manner as a U.S. person. In this case, you will be exempt from the withholding tax discussed in the preceding paragraph, although you will be required to provide a properly executed IRS Form W-8ECI in order to claim an exemption from withholding. You should consult your tax advisor with respect to other U.S. tax consequences of the ownership and disposition of shares of WWR's common stock, including the possible imposition of a branch profits tax at a rate of 30% (or a lower treaty rate) on your effectively connected earnings and profits (subject to certain adjustments) if you are a corporation.

        See also the section below titled "—FATCA" for additional withholding rules that may apply to dividends paid to certain foreign financial institutions or non-financial foreign entities.

Gain on Disposition of Shares of WWR's Common Stock

        Subject to the discussions below under "—Information Reporting and Backup Withholding" and "—FATCA," you generally will not be subject to U.S. federal income or withholding tax on gain realized on a sale or other taxable disposition of shares of WWR's common stock unless:

  •
  the gain is effectively connected with your conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by you in the United States), or

  •
  WWR is or as been a "United States real property holding corporation," as defined in the Code, at any time within the five-year period preceding the disposition or your holding period, whichever period is shorter, and shares of WWR's common stock have ceased to be regularly traded on an established securities market prior to the beginning of the calendar year in which the sale or disposition occurs.

        If you recognize gain on a sale or other disposition of shares of WWR's common stock that is effectively connected with your conduct of a trade or business in the United States (and if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by you in the United States), you will generally be taxed on such gain in the same manner as a U.S. person. You should consult your tax advisor with respect to other U.S. tax consequences of the ownership and disposition of shares of WWR's common stock, including the possible imposition of a branch profits tax at a rate of 30% (or a lower treaty rate) if you are a corporation.

        WWR believes WWR is not currently and does not anticipate becoming a USRPHC. Because the determination of whether WWR is a USRPHC depends on the fair market value of WWR's U.S. real property interests relative to the fair market value of WWR's other business assets, however, there can be no assurance WWR is not a USRPHC or will not become one in the future. Even if WWR is or was to become a USRPHC, gain will not be subject to tax as U.S. trade or business income if your holdings (actually and constructively) at all times during the applicable period described in the second bullet point above constituted 5% or less of shares of WWR's common stock, provided that shares of WWR's common stock were "regularly traded," as defined by applicable Treasury regulations, on an established securities market during such period.

        Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

        Information returns are required to be filed with the IRS in connection with payments of dividends on shares of WWR's common stock. Unless you comply with certification procedures to establish that you are not a U.S. person, information returns may also be filed with the IRS in connection with the proceeds from a sale or other disposition of shares of WWR's common stock. You may be subject to backup withholding on payments on shares of WWR's common stock or on the proceeds from a sale or other disposition of shares of WWR's common stock unless you comply with certification procedures to establish that you are not a U.S. person or otherwise establish an exemption. Your provision of a properly executed applicable IRS Form W-8 certifying your non-U.S. status will permit you to avoid backup withholding, provided that the applicable withholding agent does not have actual knowledge or reason to know that you are not a Non-U.S. Holder.

        Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.

        Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules may be refunded or credited against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA

        The Foreign Account Tax Compliance Act ("FATCA") imposes a 30% withholding tax on certain types of payments made to "foreign financial institutions" and other specified non-U.S. entities unless certain due diligence, reporting, withholding and certification requirements are satisfied.

        As a general matter, FATCA withholding tax applies to dividends on, and gross proceeds from the sale or other disposition of, WWR's common stock if paid to a foreign entity unless:

  •
  the foreign entity is a "foreign financial institution" that undertakes specified due diligence, reporting, withholding and certification obligations or, in the case of a foreign financial institution that is a resident in a jurisdiction that has entered into an intergovernmental agreement to implement FATCA, the entity complies with the diligence and reporting requirements of such an agreement;

  •
  the foreign entity is not a "foreign financial institution" and identifies certain of its U.S. investors; or

  •
  the foreign entity otherwise is exempted under FATCA.

        An intergovernmental agreement between the United States and an applicable non-U.S. government may modify these rules. Withholding is required with respect to dividends on WWR's common stock and for dispositions that occur on or after January 1, 2019, with respect to gross proceeds from a sale or other disposition of WWR's common stock.

        If withholding is imposed under FATCA on a payment related to WWR's common stock, a beneficial owner that is not a foreign financial institution and that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) generally may obtain a refund from the IRS by filing a U.S. federal income tax return (which may entail significant administrative burden). You should consult your tax advisors regarding the effect of FATCA in your particular circumstances.

Federal Estate Tax

        Individual Non-U.S. Holders and entities the property of which is potentially includible in such an individual's gross estate for U.S. federal estate tax purposes (for example, a trust funded by such an individual and with respect to which the individual has retained certain interests or powers), should note that, absent an applicable treaty exemption, our shares of common stock will be treated as U.S.-situs property subject to U.S. federal estate tax.

No Dissenters or Appraisal Rights

        Under the General Corporation Law of the State of Delaware, WWR's Restated Certificate of Incorporation and its Amended and Restated Bylaws, the holders of WWR common stock will not be entitled to dissenter's rights or appraisal rights in connection with the issuance of WWR common stock, WWR options or WWR warrants to the stockholders of Alabama Graphite pursuant to the Arrangement Agreement.

Alabama Graphite's Securityholder Approval

        Alabama Graphite will hold a special meeting of its securityholders on or about March 9, 2018 to consider and vote upon the resolution to approve the Arrangement Agreement and the contemplated

Arrangement, which resolution must be approved, with or without variation, by the affirmative vote of (i) at least two-thirds of the votes cast on the resolution by Alabama Graphite shareholders present in person or represented by proxy at such special meeting and (ii) at least two-thirds of the votes cast on the resolution by Alabama Graphite securityholders present in person or represented by proxy at such special meeting.

Alabama Graphite Shareholder Voting and Support Agreements

        On December 13, 2017, WWR and 1143738 B.C. LTD (the "Purchaser") entered into the Voting and Support Agreements (the "Voting Agreements") with each of the directors and officers of Alabama Graphite and certain related shareholders (the "Supporting Shareholders"). The Voting Agreements set forth, among other things, the agreement of such shareholders to vote their Alabama Graphite common shares in favor of the Arrangement and any other matter necessary for the consummation of the Arrangement. See "Material Contracts Between WWR and Alabama Graphite—Alabama Graphite Shareholder Voting and Support Agreements".

Loan Agreement

        WWR entered into a Loan Agreement with Alabama Graphite and Alabama Graphite Sub (collectively, the "Borrower"), pursuant to which WWR is providing a secured convertible non-revolving line of credit to the Borrower of up to US$2.0 million. See "Material Contracts Between WWR and Alabama Graphite—Loan Agreement".

Nasdaq Listing Notification Requirement

        Under the Nasdaq Listing Rule 5250(e)(2)(D), a Nasdaq listed corporation must notify Nasdaq of the issuance of additional shares in connection with the issuance of common stock, or any security convertible into common stock in a transaction that may result in the potential issuance of common stock (or securities convertible into common stock) greater than 10% of either the total shares outstanding or the voting power outstanding on a pre-transaction basis. WWR has so notified Nasdaq.

TSX Venture Exchange Listing

        We will notify the TSX Venture Exchange of our intention to delist the Alabama Graphite common shares from the TSX Venture Exchange.

Frankfurt Exchange Listing

        We will notify the Frankfurt Exchange of our intention to delist the Alabama Graphite common shares from the Frankfurt Exchange.

INFORMATION ABOUT THE COMPANIES

Westwater Resources, Inc.

Westwater Resources, Inc.
6950 S. Potomac Street, Suite 300
Centennial, Colorado 80112
Telephone: (303) 531-0516

        Westwater Resources, Inc. is focused on developing energy-related minerals. WWR has developed a dominant land position in three prospective lithium brine basins in Nevada and Utah in preparation for exploration and potential development of any lithium resources that may be discovered there. In addition, WWR remains focused on advancing the Temrezli in-situ recovery (ISR) uranium project in Central Turkey when uranium prices permit economic development of this project. WWR controls extensive exploration properties in Turkey under eight exploration and operating licenses covering approximately 39,000 acres (over 16,000 ha) with numerous exploration targets, including the potential satellite Sefaatli Project, which is 30 miles (48 km) southwest of the Temrezli Project. In Texas, WWR has two licensed and currently idled uranium processing facilities and approximately 11,000 acres (4,400 ha) of prospective ISR uranium projects. In New Mexico, WWR controls mineral rights encompassing approximately 188,700 acres (76,394 ha) in the prolific Grants Mineral Belt, which is one of the largest concentrations of sandstone-hosted uranium deposits in the world. Incorporated in 1977, WWR also owns an extensive information database of historic drill hole logs, assay certificates, maps and technical reports for uranium properties located in the Western United States.

        WWR's common stock is listed on the Nasdaq Capital Market under the symbol "WWR."

        For more information about WWR, please visit WWR's Internet website at www.westwaterresources.net. WWR's Internet website address is provided as an inactive textual reference only. The information contained on WWR's Internet website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. Additional information about WWR is included in the documents incorporated by reference into this proxy statement. See the section entitled "Where You Can Find More Information" beginning on page [    ] of this proxy statement.

Alabama Graphite Corp.

Alabama Graphite Corp.
First Canadian Place
100 King Street West
Suite 5700
Toronto, Ontario, M5X 1C7, Canada
Telephone: (416) 309-8641

        Alabama Graphite is currently primarily engaged in exploration and evaluation of its 100%-owned Coosa graphite property, located in Alabama, USA and associated secondary processing to produce value-added graphite products, such as coated spherical purified graphite ("CSPG"). Alabama Graphite's secondary-processing, battery-ready research and development efforts are intended to find and discover ways to potentially produce downstream value-added graphite products, which involves further purification, micronization and, in the case of anode material for Li-ion batteries, shaping and coating efforts and capabilities. There has been no determination whether Alabama Graphite's exploration and evaluation assets contain mineral reserves and resources that are economically viable. There is no assurance that Alabama Graphite will eventually be able to commercially produce and sell any downstream, value-added graphite products from the Coosa graphite project or otherwise. Alabama

Graphite has a disclosure of its Mineral Resource Estimate and Preliminary Economic Assessment for the Coosa Project in Coosa County, Alabama, USA, filed on SEDAR on October 13, 2015 and November 27, 2015 respectively.

        Alabama Graphite Corp. was incorporated under the Business Corporations Act (British Columbia) on April 13, 2006. On August 28, 2012, Alabama Graphite changed its name to Alabama Graphite Corp. Alabama Graphite's common shares are currently listed for trading on the TSX Venture Exchange ("TSXV") (symbol "CSPG") and also trade on the OTCQB (symbol "CSPGF"). Alabama Graphite is a reporting issuer in British Columbia, Alberta and Ontario.

Management's Discussion and Analysis of Alabama Graphite's Financial Condition, Results of Operations, Properties and Other Information

For the three months ended November 30, 2017 and 2016

PROPERTY DESCRIPTIONS & EXPLORATION WORK

CHESTNUT CREEK PROPERTY, CHILTON COUNTY, ALABAMA, USA
(PROPERTY ONE OF TWO WHICH COMPRISE THE BAMA MINE PROJECT)

        On August 5, 2014, Alabama Graphite acquired a 100% right to explore, develop and mine the Chestnut Creek Property located in Chilton County, Alabama for a period of 10 years' renewable every five years thereafter for a maximum of 70 years. The Chestnut Creek Property comprises of approximately 1,160 acres located about 4 miles west of the Coosa County line and approximately 25 miles from Alabama Graphite's Coosa Graphite Project. Please refer to the notes to the financial statements under "Exploration and Evaluation Assets" on page F-[    ] for costs and terms of the acquisition agreement.

BAMA PROPERTY, CHILTON COUNTY, ALABAMA, USA
(PROPERTY TWO OF TWO WHICH COMPRISE THE BAMA MINE PROJECT)

        On September 1, 2014, Alabama Graphite entered into a mining lease agreement whereby Alabama Graphite acquired a 100% right to explore, develop and mine the Bama Property located in Chilton County, Alabama for a period of 10 years, renewable every five years thereafter for a maximum of 70 years. The Bama Property is comprised of approximately 200 acres located about 4 miles west of the Coosa County line. Please refer to the notes to the financial statements under "Exploration and Evaluation Assets" for costs and terms of the acquisition agreement.

        On September 18, 2014, Alabama Graphite announced that it had entered into a mineral lease on a land package that includes the prior producing Bama flake graphite mine in Chilton County, Alabama, USA. The mineral lease comprises 200 acres. Alabama Graphite also signed a mineral exploration lease on several parcels comprising 1,160 acres adjacent to the Bama Mine called the Chestnut Creek Property. With the addition of these properties in Chilton County, Alabama Graphite has a significant foothold within the Alabama Graphite Belt with two advanced-stage projects. Alabama Graphite considers The Chestnut Creek and Bama properties to be a single project, referred to as the Bama Mine.

        The prior producing Bama Mine was the southern-most graphite mine in Alabama and the only one in Chilton County. It was one of the larger graphite mines and included an electrostatic separator in the mill building. As with the other graphite mines in Alabama, the Bama Mine shut down prior to the end of World War II, but not before a substantial volume of ore was extracted from the existing pit. In the late 1940s the US Bureau of Mines sampled all the known occurrences of graphite in Alabama and the published results showed the Bama Mine to be unique. A sample taken from the pit wall not only registered the highest percentage of graphite (7.85% Cg), but also contained 17% jumbo flake (Pallister & Thoenen, 1948).

        Alabama Graphite has conducted airborne Time Domain Electromagnetic (TDEM), magnetic and radiometric surveys over the area of interest in Chilton County. A 5-kg sample from the existing pit wall was collected for both graphitic carbon analyses and metallurgical testing.

        The 5-kg composite sample was taken from the upper 50 ft of the existing Bama Mine pit wall. The following table presents the size flake distribution and concentrate purities of the sample. The sample's low sulphur content at 0.02% is noteworthy (see press release dated September 24, 2014).

Flake Size	Weight %	Assays %C(t)
+48 mesh (Jumbo)	17.8	98.5
+65 mesh (Large)	25.2	96.8
+80 mesh (Large)	11.7	96.4
+100 mesh	10.4	96.3

        As with Alabama Graphite's Coosa Graphite Property, the Bama Mine Property contains a thick oxidized zone where weathering has both removed sulphide minerals and significantly reduced the hardness of the graphitic schist host.

        On October 1, 2014, Alabama Graphite announced that it began surface exploration at its Bama Property and it had conducted detailed channel sampling. Of the six samples taken in total, four were taken from the existing pit wall of the prior producing Bama Mine and showed grades ranging from 2.81% to 5.24% Cg. In addition, KLM Geosciences concurrently performed a ground-based GEM2 geophysical survey.

        Alabama Graphite has received the results of preliminary channel samples taken at the Bama Property. The majority of these samples were taken either across the historic workings within the Bama Mine pit or along roads around the mine. In all cases, multiple samples were taken to arrive at the composite sample width. Because no corrections were made for the dip of the compositional layering in the graphitic schists, they should be regarded as apparent rather than true widths. Samples CH-01, CH-02, CH-09 and CH-10 all came from locations along the existing pit wall and show grades ranging from 2.81% to 5.24% Cg. The other 2 samples (CH-06 & CH-08) were from outcrops surrounding the existing pit. These samples were analyzed by Activation Laboratories Ltd. ("Actlabs") in Ancaster, Ontario. Complete channel sample results are included in the table below:

Channel Number	Width	% Cg
CH-01	15'	3.91%
CH-02	10'	5.24%
CH-06	20'	2.94%
CH-08	25'	3.01%
CH-09	10'	4.62%
CH-10	30'	2.81%

        On October 9, 2014, Alabama Graphite announced that it had completed ground geophysical surveys at the Bama Property. The surveys were conducted by KLM Geoscience using a GEM2 device. An additional 80.7 kilometers were run at the Bama Property.

        On November 18, 2014, Alabama Graphite announced metallurgical results from three new composite samples taken from the upper 50 feet of the pit walls at the Bama Property. Using only simple floatation (without optimization, chemical or thermal treatment) sample V1 showed a head grade of 4.06% C(t) with 49.4 in the large and jumbo flake +80 mesh size fraction (of which 14.5% is jumbo, +48 mesh), sample V2 had a head grade of 3.48% with 46.10% +80 mesh (of which 15.4% is +48 mesh) and V3 had a head grade of 3.58% C(t) and 30.2% in the +80-mesh category (of which 7.6% is +48 mesh). The total range of purities started from a low of 93.8%% C(t) to a high of 97.9%

C(t) across all three samples. Complete results, including full results from the original sample, can be found on the SEDAR website released on September 24, 2014 from the exploratory cleaning batch.

        Of note, the purities remained high even for the smaller flake sizes suggesting that the high purity could be maintained throughout the deposit using simple, less expensive, environmentally friendly, non-acidic processes. Most graphite operations either stockpile or sell at extremely low prices their small to medium flake because these flake sizes typically do not have high purities without expensive, chemical and heat treatment. The relatively high purity of the small to medium flake graphite at the Bama deposit suggests that this material may be marketable.

        The composite samples were taken from the existing pit wall from three different locations than that of the original sample reported from the Bama Property on September 24, 2014. SGS Labs in Lakefield, Ontario, conducted analyses of the samples. SGS used 2 kg of feed material per sample for their analysis. Grinding, flotation and sieving analysis confirms preliminary results, which showed that the graphitic schists at the Bama Property are notable both for their high proportion of large flakes and their purity.

        In November 2014, Alabama Graphite received the required permits from the Alabama Department of Environmental Management ("ADEM") to begin exploration. Alabama Graphite initiated a trenching program at the site in January of 2015 followed by drilling to delineate the extent of the graphitic mineralization at the Bama Property.

        On January 16, 2015, Alabama Graphite entered into an agreement with Harper Lumber LLC ("Harper Lumber") whereby Alabama Graphite acquired the right to conduct exploration within nine acres of certain properties situated in Chilton County during the period from January 16, 2015 to April 24, 2015. In consideration, Alabama Graphite agreed, among other conditions, to pay Harper Lumber CAD$20,000 in cash. In connection with this agreement, Alabama Graphite started an exploration program in the Bama Mine Property within the Chilton County commencing from January 19, 2015.

        On April 7, 2015, Alabama Graphite announced that it has received final assay results from a trenching program conducted at its Bama Mine Project in early 2015. The results identified new targets in close proximity to the historic Bama Mine with a number of sections averaging over 3% Cg. The purpose of the trenching was both to further evaluate areas adjacent to the historic mine as well as to test new areas where airborne geophysical anomalies and/or surface channel sampling has identified prospective targets. Bulk samples were also collected for future metallurgical testing.

        Trenching was performed by a contractor using an excavator with all sampling and logging conducted by Alabama Graphite's personnel. Assay work was conducted by Actlabs. Samples were collected on five-foot intervals with the majority of the trenches cut perpendicular to the strike of foliation. In keeping with Alabama Graphite's environmental commitment, trenches are backfilled and reclaimed after sampling. Please refer to the news release dated April 7, 2015 for results of trenches.

        Alabama Graphite wishes to emphasize that all of the results presented are from soft, oxidized material which differentiates the Alabama graphite deposits relative to other flake graphite occurrences in North America. The Bama Mine is of significant interest as both historical records and our own metallurgical testing indicates a very high proportion of coarse flake graphite. Alabama Graphite's test results suggest that there is the potential to develop another resource in close proximity to the former mine.

        On May 26, 2015, Alabama Graphite also announced preliminary metallurgical results from trench samples taken from the Bama Project. Preliminary results are presented in the table below:

Sample	BT-1	BT-3
Location	Bama North	Bama West
Grade	3.25% Cg	3.11% Cg
+80 mesh	37.1%	37.7%

        The above results show that Alabama Graphite continues to find large graphite flakes with soft oxidized material from surface trenching.

COOSA PROPERTY, COOSA COUNTY, ALABAMA, USA

        In August and November 2012, Alabama Graphite acquired a 100% interest in the Coosa Property consisting of 41,964.38 acres (16,982.38 hectares) and located in Coosa County, Alabama, 50 miles ("mi") (80 kilometers) ("km") south-southeast of Birmingham. Please refer to the notes to the financial statements under "Exploration and Evaluation Assets" for costs and terms of the acquisition agreement.

        The Coosa Graphite Project is located in the western part of Coosa County, State of Alabama, USA. The property covers parts of townships T. 21 N., T. 22 N., T. 23 N. and T. 24 N. and ranges R. 16 E., R. 17 E., R. 18 E. and R. 19 E. The western boundary is approximately the Coosa River. The center of the drill grid is at 32°54'30"N, 86°24'00" W. The property covers approximately 10 miles (16 kilometers) of strike length of graphitic schists, which includes several bands of graphitic schist in a zone up to 6 miles (9.6km) wide.

        The project is 50 mi (80 km) south-southeast of Birmingham (which has a population of approximately 1.1 million in the Birmingham-Hoover metropolitan area, per the 2010 US Census). Access to the project is by driving southeast from Birmingham-Shuttlesworth International Airport on U.S. Highway 280 for approximately 52 mi (84 km) to Sylacauga (which has a population of approximately 12,750, per the 2010 US Census) which is the closest small city with hotels and services. Alabama Graphite has its field office and core store here. Sylacauga's nickname is the "Marble City" as it is known for its fine white marble bedrock (specifically, calcium carbonate). This was discovered shortly after settlers moved into the area and has been quarried ever since. The marble industry was the first recorded industry in the Sylacauga area and is home to the world's largest marble quarry—owned and operated by Imerys Carbonates LLC, a private company and a wholly owned subsidiary of Imerys S.A.—which operates 24 hours a day, 365 days a year. From Sylacauga, it is approximately 24 mi (39 km) by road to Alabama Graphite's Coosa Graphite Project. The driving time from Birmingham to the project is approximately 90 to 120 minutes, and from Sylacauga to the property it is 45 to 60 minutes.

        The property is close to centers of population which could supply the workforce and logistical needs of a graphite mine. The area within 10 mi (16 km) of the property is very sparsely populated, so a mine would directly affect very few people. Mining has been a traditional industry in the area.

        There is no infrastructure in the immediate area of the property, other than a network of well-maintained logging access roads. An electrical transmission line occurs approximately 1 mi (1.6 km) west of the drill grid. Water is abundant in small streams and in Lake Mitchell, a large impoundment on the Coosa River at the western edge of the property.

        Cautionary Notes to U.S. Investors Regarding Alabama Graphite's Estimates of Measured, Indicated and Inferred Resources

        Alabama Graphite is a Canadian company and its mineral estimates in its Canadian securities filings and in this proxy statement have been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of United States securities laws. As used in this proxy statement, the terms "mineral reserve" and "mineral resource" are Canadian mining terms as defined in accordance with Canadian National Instrument 43-101 "Standards of Disclosure for Mineral Projects" ("NI 43-101") and the Canadian Institute of Mining, Metallurgy and Petroleum (the "CIM") CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended. These definitions differ from the definitions in the United States Securities and Exchange Commission ("SEC") Industry Guide 7 ("SEC Industry Guide 7"). Under SEC Industry Guide 7 standards, a "final" or "bankable" feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves, and the primary environmental analysis or report must be filed with the appropriate governmental authority.

        In addition, the terms "mineral resource", "measured mineral resource", "mineral resource stimate", "indicated mineral resource" and "inferred mineral resource" are defined in and required to be disclosed by NI 43-101; however, these terms are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Investors are cautioned not to assume that all or any part of a mineral deposit in these categories will ever be converted into reserves. "Inferred mineral resources" have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all, or any part, of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable. The SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC Guide 7 standards as in place tonnage and grade without reference to unit measures.

        Accordingly, information contained in this proxy statement contain descriptions of Alabama Graphite's mineral deposits that may not be comparable to similar information made public by U.S. companies subject to the reporting and disclosure requirements under the United States federal securities laws and the rules and regulations thereunder.

Preliminary Economic Assessment

        In summary, exploration works to date have defined a graphitic schist band with a strike length of 5,980 feet ("ft") (1,822.7 meters) ("m") with a true width of 1,200 ft. (365.8 m). Graphitic material is present in two types of schist, quartz-graphite schist ("QGS") and intermediate QGS to quartz muscovite-biotite-graphite-schist (INT), that generally have grades > 1% Cg. The graphitic rich band is overlain and underlain by quartz-biotite-graphite-schist ("QMBGS"). This usually has grade <1% Cg, but with locally higher grades. The graphitic schist band has not been fully tested along strike and remains open in both directions.

        On September 15, 2015, Alabama Graphite announced the construction of a pilot plant at SGS Mineral Services of Lakefield, Ontario with a 200-ton bulk sample of material from the Coosa Graphite Project.

        On October 13, 2015, Alabama Graphite announced the completion of an updated Mineral Resource Estimate for the Coosa Graphite Project. The updated mineral resource estimate is based on both the 2012 and 2014-15 exploration and drilling programs, consisting of a total of 109 drill holes totaling 25,905 ft of drilling (including 40 new holes totaling 5,665.5 ft), plus 11 new trenches totaling

3,425 ft of sampling. The estimate was prepared by Metal Mining Consultants Inc. ("Metal Mining") of Highlands Ranch, Colorado, who also prepared an initial mineral resource estimate for the Coosa Graphite Project in 2013.

        Alabama Graphite has filed its Preliminary Economic Assessment ("PEA") technical report, dated November 27, 2015, entitled, "Alabama Graphite Corp. Coosa Graphite Project, Alabama, USA Preliminary Economic Assessment" under Alabama Graphite's SEDAR profile at www.sedar.com and on its website at www.alabamagraphite.com. The Internet website addresses are provided as an inactive textual reference only. The information contained on the Internet websites are not incorporated into, and do not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC.

        On November 30, 2015, Alabama Graphite announced the results of a positive PEA for the Coosa Graphite Project. The PEA technical report was prepared pursuant to Canadian Securities Administrators' NI 43-101 by the independent engineering firm AGP Mining Consultants Inc. ("AGP") of Barrie, Ontario—in conjunction with Metal Mining; co-authors of the PEA and authors of the Coosa Graphite Project's updated Mineral Resource Estimate technical report—and demonstrates that the Coosa Graphite Project has strong economics and excellent potential to become a near-term producer of high-value, ultra-high-purity, specialty natural flake graphite products for the burgeoning American green-energy markets. The technical report concluded that the PEA is positive and recommends the Coosa Graphite Project be advanced to the feasibility stage of development.

        Alabama Graphite's PEA diverges from most others in the flake graphite development space in that it addresses both primary and secondary processing to produce specialty, ultra-high-purity graphite products (finished products), as opposed to sole primary processing to make traditional graphite concentrates (unfinished products; an industrial mineral). Alabama Graphite does not intend to sell any graphite concentrate. This is a significant point of differentiation between Alabama Graphite and most other flake graphite development companies. Recent known flake graphite development companies' PEAs and Feasibility Studies have been based solely or primarily on the production of significant quantities of primary processed, run-of-mine ("ROM") graphite concentrates of various purities and flakes sizes. AGC intends to divert 100% of its planned primary processed graphite to secondary processing to produce specialty graphite, specifically, Coated Spherical Purified Graphite ("CSPG") for use in secondary (rechargeable) lithium-ion ("Li-ion") batteries and Purified Micronized Graphite ("PMG") for use in primary (non-rechargeable) lithium batteries, lead-acid batteries, alkaline batteries, polymer, plastic and rubber composites, powder metallurgy, energy materials, and friction materials, among other applications. Note, PMG is a byproduct of Alabama Graphite's CSPG manufacturing process. As a result, Alabama Graphite's PEA incorporates mining and primary ROM processing capital and operating expenditures, as well as secondary processing, specialty battery-ready graphite capital and operating expenditures.

Highlights of the Coosa Graphite Project's PEA are summarized below:

        Note: All dollar amounts are based in U.S. currency unless otherwise noted:

  •
  The PEA confirms Coosa as a project with low capital intensity and attractive potential returns;

  •
  PEA is based on Coosa producing two finished (final) specialty, secondary-processed graphite products—a coated spherical graphite product ("CSPG") and a purified micronized flake graphite product ("PMG"). The PEA is not modeled on producing a final run-of-mine ("ROM") graphite concentrate product typical of other conventional flake graphite projects;

  •
  Initial Capital Expenditure ("CAPEX") of $43.2 million, with a payback period of 1.9 years (pre-tax) and 2 years (post-tax) from commencement of commercial production;

  •
  Base-case pre-tax Net Present Value ("NPV") of $444 million, post-tax NPV $320 million (8% discount); pre-tax NPV of $329 million, post-tax NPV of $236 million (10% discount);

  •
  Pre-tax Internal Rate of Return ("IRR") of 52.2%; post-tax IRR of 45.7%;

  •
  Base-case pre-tax annual cash flow of $67.5 million; post-tax annual cash flow of $49.7 million;

  •
  Life of Mine Gross Revenue (less royalty) of $2.4 billion;

  •
  Life of Mine Operating Expenses ("OPEX") of $533 million;

  •
  Life of Mine plan of 27 years based on mining ~10% of Mineral Resource Estimate; mining is occurring within the Oxide Zone (the PEA is based on milling 15.2 million tons—12.6 million tons @ 2.85% Cg of the Indicated Resource and 2.6 million tons @ 2.95% Cg of Inferred Resource—of the Coosa Graphite Project's 78.5 million-ton Indicated and 79.4 million-ton Inferred Mineral Resource Estimate);

  •
  Surface mining operation; low Waste-to-Ore stripping ratio of 0.11:1;

  •
  Primary and secondary processing plants to produce 5,500 tons (5,000 tonnes) of specialty high-purity graphite products annually, ramping up to 16,500 tons (15,000 tonnes) annually in year 7; subsequent capital expenditures to be funded through free cash flow;

  •
  PEA is based on selling two specialty, high-value high-purity graphite products—CSPG (75% of planned production) and PMG (25% of planned production);

  •
  Selling price for CSPG at $8,165 per ton ($9,000 per tonne) and PMG at $1,814 per ton ($2,000 per tonne) for a blended selling price of $6,577 per ton ($7,250 per tonne);

  •
  Life of Mine average cash operating costs of $1,410 per ton ($1,555 per tonne) for final product of CSPG and PMG.

        Cautionary Note to US Investors:    The terms Indicated Resource and Inferred Resource as described in the table above are as defined in Canadian National Instrument 43101. These terms are not defined under SEC Industry Guide 7 and are not recognized by the SEC. See "Cautionary Notes to US Investors Regarding Estimates of Measured, Indicated, and Inferred Resources" above.

        A significant portion of the Coosa Graphite Project is characterized by graphite-bearing material that is oxidized and has been weathered into extremely soft rock. The Coosa property has infrastructure in place, is within close proximity to major highways, rail, power and water, and is approximately three hours (by truck or train) to the Port of Mobile, the Alabama State Port Authority's deep-seawater port and the ninth largest port by tonnage in the United States (source: U.S. Army Corps of Engineers/USACE). The state of Alabama's hospitable climate allows for year-round mining operations.

Coosa Graphite Project Mineral Resource Estimate
@ 1.0% Cg Cutoff
(effective date: October 13, 2015)

Resource Category	Tonnage (Tons)	Graphitic Carbon (Cg %)	Contained Graphite (Tons)
Indicated	78,488,000	2.39	1,876,000
Inferred	79,433,000	2.56	2,034,000

*
Note: Inferred Mineral Resources represent material that is considered too speculative to be included in economic evaluations. Additional trenching and/or drilling will be required to convert Inferred Mineral Resources to Measured or Indicated Mineral Resources.

  Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability. There is no guarantee that all or any part of the Mineral Resource will be converted into a Mineral Reserve.

        Note: Inferred Mineral Resources represent material that is considered too speculative to be included in economic evaluations. Additional trenching and/or drilling will be required to convert Inferred Mineral Resources to Measured or Indicated Mineral Resources. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability. There is no guarantee that all or any part of the Mineral Resource will be converted into a Mineral Reserve.

        Cautionary Note to US Investors:    The terms Indicated Resource and Inferred Resource as described in the table above are as defined in Canadian National Instrument 43101. These terms are not defined under SEC Industry Guide 7 and are not recognized by the SEC. See "Cautionary Notes to US Investors Regarding Estimates of Measured, Indicated, and Inferred Resources" above.

        Alabama Graphite's strategy is to exclusively target the oxide portion of the Coosa Graphite Project's mineral resource and, subsequently, to divert 100% of primary graphite production to secondary-processed, specialty high-purity graphite utilizing Alabama Graphite's proprietary low-temperature purification process. This was highlighted in Alabama Graphite's September 29, 2015 news release announcing Alabama Graphite's preliminary graphite purification trials. Those trials achieved 99.99% Cg purity—across all flake sizes from Coosa Graphite Project graphite concentrate—at one of North America's premier, independent metallurgical laboratories.

        The PEA proposes a 27-year, open-pit mine with a mill and primary processing plant located onsite at the Coosa Graphite Project. A purification plant for secondary processing to produce specialty graphite products is to be located in the vicinity of Rockford, Alabama (approximately 19 miles south from the Coosa Graphite Project mine site with access via County Roads 29 and 22). Access to natural gas in this location is key for Alabama Graphite's purification plant furnaces. Alabama Graphite intends to locate primary and secondary processing plants within close proximity of each other in order to generate a potentially strong annual cash flow and a high rate of return.

        The PEA indicates that the Coosa Graphite Project has excellent potential to become a low-cost U.S. source of ultra-high-purity specialty graphite products—without the use of dangerous and environmentally harmful hydrofluoric acid (as is commonly used in Chinese graphite production). The principal high-value specialty graphite product Alabama Graphite intends to produce—CSPG for Li-ion batteries—has significant, enduring future forecasted demand; however, consumers are increasingly holding manufacturers accountable for where they source their critical input materials and, as importantly, how said input materials are produced. Environmental considerations are now more critical than ever when sourcing critical input materials for green-energy-based applications, such as Li-ion batteries.

Financial and Operational Highlights

        The Coosa Graphite Project's PEA is not based on producing a final ROM graphite concentrate product, nor has the PEA been modeled on the Coosa Graphite Project being developed as a conventional flake graphite product. Instead, the PEA is based on Coosa producing two finished (final) secondary-processed, specialty graphite products: (1) a Coated Spherical Purified Graphite or CSPG product and (2) a Purified Micronized Graphite or PMG product.

        For the first five years of operation, production is scheduled to be 5,500 tons (5,000 tonnes) of finished specialty graphite products, expanding capacity to 16,500 tons (15,000 tonnes) of finished specialty graphite products in year seven. The capital costs associated with increasing production capacity (11,000 tons or 10,000 tonnes) are planned to be paid for via Alabama Graphite's free cash flow.

Capital Costs

        Initial capital expenditures for mining operation and both primary and secondary processing plants for the first five years of production are estimated to be $43.2 million. Subsequent capital expenditures for production expansion—commencing in year five onward—are estimated to be $84.4 million, representing a grand total of $127.6 million in capital expenditures for the 27-year LOM, and would be funded through free cash flow.

Project Economics

Category	Unit	Pre-Tax (USD)	Post-Tax (USD)
CSPG (15 microns) >99.95% Carbon	$/tonne	$9,000	$9,000
PMG (5 microns >80%) >98% Carbon	$/tonne	$2,000	$2,000
CSPG Annual Production	tonnes	9,500	9,500
PMG Annual Production	tonnes	3,200	3,200
NPV (0%)	$ Million	$1,779	$1,299
NPV (8%)	$ Million	$444	$320
NPV (10%)	$ Million	$329	$236
NPV (12%)	$ Million	$247	$176
IRR%	%	52.2%	45.7%
Payback Period	Years	1.9	2.0
Net Revenue (less royalty)	$ Million	$2,439.5	$2,439.5
Total Operating Cost	$ Million	$532.8	$532.8
Total Capital Cost	$ Million	$127.6	$127.6
Pre-Tax Cash Flow	$ Million	$1,779.0	n/a
Post-Tax Cash Flow	$ Million	n/a	$1,298.7

Operating Costs (Life of Mine)

        As the Coosa Graphite Project's PEA is modeled on producing two finished (final) specialty, secondary-processed graphite products—a coated spherical graphite product (CSPG) and a purified micronized flake graphite (PMG) product—the operating costs per ton (and per tonne) for the 27-year life of mine ("LOM") are blended and presented below. Operating costs per ton (and per tonne) include mining, milling and floatation, general and administrative expenses, filter cake transport, and purification.

	Cost Per Ton	Cost Per Tonne
Mine, Process and Admin Cost	$1,410	$1,555

*
Note: All dollar amounts are based in U.S. currency

Selling Prices

Product	Percentage of Annual Production	Selling Price
>99.95% Cg CSPG (15µ)	75%	$8,165 per ton ($9,000 per tonne)
>98% Cg PMG (5µ)	25%	$1,814 per ton ($2,000 per tonne)

*
Note: All dollar amounts are based in U.S. currency

Pricing Assumptions:

        According to UK-based Benchmark Mineral Intelligence, widely regarded as one of the world's leading independent sources on battery input materials' prices, sales and demand forecasts, selling prices for coated spherical graphite (CSPG) for Li-ion batteries range from USD$7,000 to USD$12,000 per tonne. For Alabama Graphite's CSPG product, Alabama Graphite has utilized a conservative USD$9,000 per tonne selling price in the Coosa Graphite Project PEA. Selling prices for purified micronized flake graphite (PMG) range from USD$1,800 to USD$2,800 per tonne. For Alabama Graphite's PMG product, Alabama Graphite has utilized a conservative USD$2,000 per tonne selling price in the Coosa Graphite Project PEA.

Notes to Preliminary Economic Assessment

1.
Canadian Institute of Mining, Metallurgy and Petroleum ("CIM") Definition Standards for Mineral Resources and Mineral Reserves were followed for Mineral Resources

2.
Mineral Resources are estimated at a cut-off grade of 1% Cg

3.
Numbers may not add due to rounding

4.
"Cg" is defined as "graphitic carbon"

5.
All dollar amounts are based in U.S. currency unless otherwise noted

Cautionary Note to the Preliminary Economic Assessment

        This PEA is considered by Alabama Graphite to meet the requirements of a Preliminary Economic Assessment as defined in NI 43-101. The economic analysis contained in the technical report is based, in part, on Inferred Resources (as defined in NI 43-101) and is preliminary in nature. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability. There is no guarantee that all or any part of the Mineral Resource will be converted into a Mineral Reserve. Inferred Resources are considered too geologically speculative to have mining and economic considerations applied to them and to be categorized as Mineral Reserves (as defined in NI 43-101). Additional trenching and/or drilling will be required to convert Inferred Mineral Resources to Measured or Indicated Mineral Resources. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability. There is no certainty that the reserve's development, production and economic forecasts on which the PEA is based will be realized.

        Cautionary Note to US Investors:    The terms Indicated Resource and Inferred Resource as described in the table above are as defined in Canadian National Instrument 43101. These terms are not defined under SEC Industry Guide 7 and are not recognized by the SEC. See "Cautionary Notes to US Investors Regarding Estimates of Measured, Indicated, and Inferred Resources" above.

COMPANY DISCLOSURES FOR THE QUARTER ENDING NOVEMBER 30, 2017

ALABAMA GRAPHITE RECEIVES POSITIVE EVALUATION RESULTS FOR ULTRA-PMG™ PRODUCT FROM RSR TECHNOLOGIES; IMPROVED DYNAMIC CHARGE ACCEPTANCE (DCA) BY 194%

        On September 21, 2017, Alabama Graphite announced positive evaluation results for its downstream high-purity, natural flake Purified Micronized Graphite ("PMG") product—marketed under the tradename ULTRA-PMG™—from Dallas, Texas-based RSR Technologies Inc. ("RSRT"). RSRT is a leading research and development company focused on advancing lead-acid battery technologies. AGC's ULTRA-PMG™ was used as a leady-oxide additive for lead-acid batteries and was tested in 48 battery cells built by RSRT.

        The most critical evaluation metric in RSRT's analysis was battery-cell testing, which included micro-hybrid test ("MHT"), dynamic charge acceptance ("DCA"), Capacity (C20 and C), and breakdown analysis. When AGC's ULTRA-PMG™ was added to RSRT's control, there was an improvement in capacity of 7%, from 87 to 93 mAh/mg. MHT improved 63% (from 8,000 to 13,000 cycles), and DCA increased more than 194% (from 0.17 to 0.50 A/Ah) with the addition of ULTRA-PMG™. When ULTRA-PMG™ was added to RSRT's SUPERSOFT-HYCYCLE™ formulation—RSRT's top-of-the-line leady-oxide active material product—there was negligible improvement in capacity; however, the already significant MHT test results improved 5%, from 42,000 cycles to 44,000 cycles. DCA increased 64% (from 0.55 to 0.90 A/Ah). ULTRA-PMG™ prolonged cycle life approximately 4.5 times longer when compared to conventional leady oxide. RSRT's MHT cycling test typically takes 45 days to complete; however, due to ULTRA-PMG's significant cycle life increase, testing data took more than 200 days to acquire.

        Dr. Matthew Raiford, RSRT's Process Engineer, and supervisor of the evaluation, commented, "Alabama Graphite's ULTRA-PMG™ product outperformed all other standard commercially available carbon products we have tested, including carbon black. There are barely any impurities, and of the impurities none of them are even a remote concern for gassing in lead-acid batteries. This was the purest graphite product we have ever studied and analyzed—by a significant margin."

        AGC conveyed samples of various particle sizes of its ULTRA-PMG™ to RSRT for characterization and evaluation. The first series of analytic testing determined elemental concentrations of impurities using inductively coupled plasma optical emission spectrometry ("ICP-OES"), which confirmed the ultra-high purity of AGC's graphite. The AGC ULTRA-PMG™ samples were introduced during the paste-making process, and studies were conducted at each phase. The battery testing and performance summaries for the battery cells, including MHT, DCA and Capacity, can be seen in Table 1 below. RSRT's positive test results demonstrate when AGC's ULTRA-PMG™ is added to either a typical standard lead paste (control) or to RSRT's proprietary SUPER-SOFT HYCYCLE™ formulation, all performance metrics improve.

TABLE 1: Performance Summary for Battery Cells Built with and without AGC's ULTRA-PMG™

Product	Capacity mAh/mg	Micro-Hybrid Test Cycle Life	Dynamic Charge Acceptance (A/Ah)	17.5% Depth of Discharge (DoD)
Control	87	8,000	0.17 (2V)	1,000 (2V)
Control +3.8 µm AGC ULTRA-PMG™	93	13,000	0.50 (2V)	1,000 (2V)
RSRT SUPERSOFT-HYCYCLE™	114	42,000	0.55 (2V)	1,900 (2V)
RSRT SUPERSOFT-HYCYCLE™ +3.8 µm AGC ULTRA-PMG™	115	44,000	0.90 (2V)	1,900 (2V)
Test Method	Battery Council International (BCI)	European Standard (EN) EN-50432-6	European Standard (EN) EN-50432-7	Battery Council International (BCI)

Note: mAh/mg = milliampere hour (mAh) per milligram (mg); A/Ah = amperes (A) per ampere hour (Ah) of battery capacity.

Micro-Hybrid Test or MHT evaluates the ability of a battery to provide the power to restart an engine after frequent stop phases, recovering state of charge ("SoC") and aging effects due to shallow load pulses.

Dynamic Charge Acceptance or DCA is the ability of a battery to accept instantaneous energy during charging. The higher the DCA of a battery, the more the energy recovered and stored.

Depth of Discharge or DoD is used to describe how deeply the battery is discharged. If a battery is 100% fully charged, the DoD of the battery is 0%. If a battery has delivered 17.5% of its energy (meaning, 82.50% energy reserved), the DoD of the battery is 17.5%. If a battery is 100% empty, the DoD of the battery is 100%. DoD always can be treated as how much energy that the battery delivered.

ALABAMA GRAPHITE ANNOUNCES LETTER OF INTENT (LOI) TO SUPPLY BATTERY-READY GRAPHITE PRODUCTS TO U.S. LEAD-ACID BATTERY MANUFACTURER

        On October 10, 2017, Alabama Graphite announced it had executed a Letter of Intent ("LOI") with an established United States-based lead-acid battery manufacturer (the "Buyer") to supply high-purity, natural flake premium Purified Micronized Graphite ("PMG") product—marketed under the tradename ULTRA-PMG™—and Delaminated Expanded Graphite ("DEXDG") conductivity enhancement materials for applications in the negative electrodes of advanced lead-acid battery systems. The identity of the Buyer, who has been in business for more than 50 years, is being withheld for reasons of commercial confidentiality. The Buyer became interested in engaging with AGC after reviewing Alabama Graphite's September 21, 2017 announcement, entitled, 'Alabama Graphite Receives Positive Evaluation Results for ULTRA-PMG™ product from RSR Technologies; Improved Dynamic Charge Acceptance (DCA) by 194%'. For more information on AGC's DEXDG, please refer to the March 28, 2017 announcement, entitled, 'Independent Test Results: Alabama Graphite Corp. Succeeds in Producing High-Performance Conductivity-Enhancement Graphite for Lithium-ion Batteries'. A material evaluation/qualification program utilizing AGC's battery-ready graphite products in the Buyer's lead-acid batteries is currently underway. The testing involves:

i.
Expander* composition reformulation;

ii.
Electrode/battery fabrication;

iii.
Short-term cycling at varying Depth of Discharge ("DOD"); and

iv.
Long-term cycling at varying DOD.

*
Note: Expanders are an essential component of the negative plates of lead-acid batteries and increase the surface area and stabilize the structure of the negative active material.

        The LOI calls for AGC to supply an estimated 10 tonnes per year of both ULTRA-PMG™ and premium, proprietary DEXDG conductivity enhancement materials to the Buyer, commencing in 2018 for the Buyer's forthcoming proprietary pilot line of fast-charge automotive and stationary batteries. The Buyer will be ramping up to full-scale production of this particular battery line in 2020 and expects to require larger quantities of AGC's graphite products. The specific terms of the LOI, including pricing and renewal rights, are confidential for competitive reasons. Alabama Graphite intends to advance the LOI into a formalized offtake/supply agreement in the coming months.

COMPANY DISCLOSURES SUBSEQUENT TO THE QUARTER ENDING NOVEMBER 30, 2017

EXPLORATION COSTS

        As of November 30, 2017, Alabama Graphite incurred capitalized costs for exploration and evaluation assets totaling CAD$7,791,648 (2016—CAD$7,001,860). For details, please refer to notes accompanying the financial statements under section for "Exploration and Evaluation Assets".

OPERATING RESULTS

Summary of Quarterly Results

        The following table sets forth selected quarterly financial information for each of the last eight most recently completed quarters. Alabama Graphite did not generate revenue of any kind in the past eight quarters.

Quarter Ended	Total Revenue CAD($)	Income (Loss) and Comprehensive Income (Loss) CAD($)	Net Income (Loss) per Share Basic and Fully Diluted CAD($)
30-Nov-17	—	(638,959)	—
31-Aug-17	—	(622,559)	—
31-May-17	—	(696,266)	(0.01)
28-Feb-17	—	(565,797)	—
30-Nov-16	—	(1,322,109)	(0.01)
31-Aug-16	—	(418,808)	—
31-May-16	—	(561,368)	—
29-Feb-16	—	(346,644)	—

        The decrease in the net loss for the quarter ended November 30, 2017 was primarily due to a decrease in share-based payments expenses as a number of unvested options were surrendered in the second quarter resulting in a recovery of previously expensed share-based payments. This was offset by a general increase in travel, business development, investor-relations activities, and consulting fees.

Three Months Ended November 30, 2017

        Alabama Graphite incurred a net loss of CAD$638,959 during the three months ended November 30, 2017 compared to a net loss of CAD$1,322,109 during the same period of the previous year. The decrease in net loss of CAD$683,150 was primarily due to the following changes:

(1)
Office and administration were CAD$41,499 (2016—CAD$34,740), an increase of CAD$6,759 mainly due to the increase of corporate activities during the current period;

(2)
Professional services were CAD$163,535 (2016—CAD$22,368), an increase of CAD$141,167 due to an increase in legal fees incurred as a result of the ongoing transaction with Westwater Resources Inc. during the period;

(3)
Consulting expenses were CAD$328,853 (2016—CAD$644,244), a decrease of CAD$315,391 due to a decrease in financing and marketing activities during the period;

(4)
Share-based payments were CAD$(27,261) (2016—CAD$452,598), a decrease due to the reversal of previously expensed amounts due to the surrender of unvested stock options as a result of the transaction with Westwater Resources Inc.;

(5)
Travel and investor relations were CAD$112,242 (2016—CAD$167,114), a decrease of CAD$54,872 due to a decrease in the financing, marketing, business development, and corporate activities during the current quarter; and

(6)
Foreign exchange gain was CAD$5,456 (2016—CAD$21,997), a change of CAD$16,451 due to fluctuations in the US dollars against Canadian dollars during the period.

Three Months Ended November 30, 2016

        Alabama Graphite incurred a net loss of CAD$1,322,109 during the three months ended November 30, 2016 compared to a net loss of CAD$401,909 during the same period of the previous year. The increase in net loss of CAD$920,200 was primarily due to the following changes:

(1)
Office and administration were CAD$34,740 (2015—CAD$42,527), a decrease of CAD$7,487 mainly due to the decrease of corporate activities during the period;

(2)
Professional services were CAD$22,368 (2015—CAD$17,448), an increase of CAD$4,920 due to an increase in legal fees incurred during the period;

(3)
Consulting expenses were CAD$644,244 (2015—CAD$191,874), an increase of CAD$452,370, due to a CAD$300,000 loyalty bonus paid to the CEO, a performance bonus paid to a consultant totalling CAD$60,000, and additional consultants retained to assist in marketing initiatives;

(4)
Share-based payments were CAD$452,598 (2015—CAD$43,854), an increase of CAD$408,744 due to the granting of stock options to officers, directors and consultants in September 2016;

(5)
Travel and investor relations were CAD$167,114 (2015—CAD$89,579), an increase of CAD$77,525 due to an increase in financing, marketing, business development, and corporate activities during the period; and

(6)
Foreign exchange gains were CAD$21,997 (2015—CAD$16,179), an increase of CAD$5,818 due to fluctuations in US dollars against Canadian dollars during the period.

FINANCIAL CONDITION

        At November 30, 2017, Alabama Graphite had current assets of CAD$147,627 (August 31, 2017—CAD$652,289) and total current liabilities of CAD$885,702 (August 31, 2017—CAD$495,992). At November 30, 2017, Alabama Graphite had a working capital deficiency of CAD$738,075 (August 31, 2017—working capital of CAD$156,299). The liquidity position of the company has weakened as compared to the year ended August 31, 2017 and Alabama Graphite will continue to face a working capital deficiency if additional capital is not raised. On December 13, 2017, Alabama Graphite announced a secured loan from Westwater for up to USD$2 million (for more information on the Westwater secured loan, please refer to page 29 of this document).

        Alabama Graphite has binding consulting agreements with two officers that contain both termination clauses and change of control provisions, totalling CAD$440,400, provided said Consulting Agreements are terminated by Alabama Graphite or the Contractor within six months of the event giving rise to the change of control.

LIQUIDITY

        Alabama Graphite had liquid cash and cash equivalents at November 30, 2017 of CAD$64,149 compared to CAD$508,993 at August 31, 2017. Management believes that its current financial resources will allow Alabama Graphite to perform necessary regulatory and compliance work, but not beyond December 31, 2017. Without additional financing or other satisfactory arrangements, Alabama Graphite's financial resources will not be sufficient to develop its projects. The above conditions raise significant doubt about Alabama Graphite's ability to continue as a going concern for the next twelve months. Alabama Graphite's ability to continue as a going concern is dependent upon the ability of Alabama Graphite to obtain necessary financing or other satisfactory arrangements to fund its operating expenses and interest expense until development financing is obtained to allow Alabama Graphite to be self-sufficient. Alabama Graphite's ability to continue its development activities is dependent on management's ability to secure additional financing in the future, which may be completed in a number of ways including, but not limited to, a combination of strategic partnerships, joint venture arrangements, project debt finance, royalty financing and other capital market alternatives. Management will pursue such additional financial sources when required, and while management has been successful in securing financing in the past, there can be no assurance it will be able to do so in the future or that these sources of funding or initiatives will be available for Alabama Graphite or that they will be available on terms which are acceptable to Alabama Graphite.

        During the past several years, Alabama Graphite has always been able to operate and develop its business without the financial support of any revenues from its operations. It has been able to continually do this due to Alabama Graphite's ability to procure new funds for itself, primarily from the equity capital markets. During the Fall of 2017, Alabama Graphite considered a variety of funding sources and alternate funding techniques and also considered a traditional discounted equity private placement. Alabama Graphite recognized that the capital required for its sustainability and especially for its desired growth and project development plans, while considered feasible if pursued determinedly, would likely result in significantly discounted and dilutive financing solutions that would not be consistent with maximizing shareholder value. Accordingly, one of the important considerations of Alabama Graphite's Special Committee and its Board of Directors in regard to pursuing and approving the transaction with Westwater Resources, Inc. ("Westwater") announced on December 13, 2017 was to obtain interim loan financing on terms that would maximize shareholder value and join forces with an impressive company with, among other strengths, superior financial resourcefulness. If Alabama Graphite defaults on the loan agreement with Westwater and is required to repay the loan prior to the completion of the Westwater acquisition transaction announced on December 13, 2017, then Alabama Graphite will likely lose the assets it has pledged as collateral to Westwater and, without those assets, Alabama Graphite would not likely be able to obtain any new financing or continue as a going concern.

EQUITY FINANCING

During the Three Months Ended November 30, 2017

        During the three months ended November 30, 2017, Alabama Graphite did not issue any shares nor were any warrants or options exercised. Alabama Graphite did however enter into negotiations with Westwater to provide financing by way of a secured loan.

RELATED-PARTY TRANSACTIONS

        As at November 30, 2017, the amounts due to directors and officers are included in accounts payable and accrued liabilities as follows:

	November 30, 2017		August 31, 2017
1163863 Ontario Limited, a private company controlled by Donald K. D. Baxter, former President, CEO and Director	CAD$	49,796	CAD$	18,833
Bolton & Bolton Inc., a private company controlled by Douglas C. Bolton, CFO		12,995		8,475
Dinwoodie Consulting Ltd., a private company controlled by Tyler W. P. Dinwoodie, President and Corporate Secretary		36,793		10,050
G&W Consulting Inc., a private company controlled by Ann-Marie M. Pamplin, Vice President, Investor Relations		—		7,000
Strategic Materials Advisors Ltd., a private company controlled by Dr. Gareth Hatch, CEO		17,404		—
Daniel P. Goffaux, Director		5,000		—
Jesse R. Edmondson, Project Geologist, Director of Business Development and Director of Community Relations		12,288		11,589

	CAD$	134,276	CAD$	55,947

        These amounts are unsecured, non-interest bearing and have no fixed terms of repayment.

        Key management includes directors (executive and non-executive) and senior officers of Alabama Graphite. The compensation paid or payable to key management personnel during the three months ended November 30, 2017 and 2016 is as follows:

	2017		2016
Financial consulting fees (including administration and rent) charged by
Bolton & Bolton Inc., a private company controlled by Douglas C. Bolton, CFO	CAD$	26,340	CAD$	43,162
Consulting fees charged by:
Dinwoodie Consulting Ltd., a private company controlled by Tyler W. P. Dinwoodie, President and Corporate Secretary		37,500		10,000
G&W Communications Inc., a private company controlled by Ann-Marie M. Pamplin Vice President, Investor Relations		—		20,000
G&W Consulting Inc., a private company controlled by Ann-Marie M. Pamplin Vice President, Investor Relations		21,000		81,000
1163863 Ontario Limited, a private company controlled by Donald K. D. Baxter President, CEO and Director		65,000		350,000
Daniel P. Goffaux, Director		5,000		—
Strategic Materials Advisors Ltd., a private company controlled by Dr. Gareth Hatch, CEO		17,404		—
Jesse R. Edmondson, Project Geologist, Director of Business Development and Director of Community Relations		30,134		29,183
Stock-based payments
Donald K. D. Baxter, former President, Chief Executive Officer and Director		(19,623)		76,987
Tyler W. P. Dinwoodie, President and Corporate Secretary		—		47,500
Douglas C. Bolton, CFO		—		23,750
Ann-Marie M. Pamplin, VP, Investor Relations		(7,638)		13,459
Jean Depatie, Director and Chairman of the Board		—		28,500
Daniel P. Goffaux, Director		—		30,122
Dr. Gareth P. Hatch, Interim CEO and Director		—		28,500
Jesse R. Edmondson, Project Geologist, Director of Business Development and Director of Community Relations		—		33,250

	CAD$	175,117	CAD$	815,413

        Note: Share-based payments are estimated fair value of the options granted using the Black-Scholes options-pricing model.

CAPITAL RESOURCES

        At November 30, 2017, Alabama Graphite had cash and cash equivalents of CAD$64,149 (August 31, 2016—CAD$508,993). As of the date of this MD&A and due to the interim funding provided by Westwater pursuant to the Loan Agreement that was announced on December 13, 2017, Alabama Graphite believes that it does have sufficient working capital to meet its short term ongoing financial obligations. However, Alabama Graphite will require additional financing in order to complete its Feasibility Study.

LATEST SHARE CAPITAL INFORMATION

        As of the date of this report, the following securities were outstanding:

Common Shares	145,315,187
Stock Options	4,550,000 (see Stock Options table below)
Warrants	26,804,730 (see Stock Warrants table below)

STOCK OPTIONS

Expiry Date	Number of Options	Exercise Price	Exercisable
		CAD$
May 19, 2018	350,000	$0.155	350,000
September 3, 2018	180,000	$0.35	180,000
September 19, 2018	400,000	$0.16/$0.19	400,000
January 20, 2019	15,000	$0.105	15,000
February 3, 2019	125,000	$0.145	125,000
September 2, 2019	650,000	$0.16	650,000
January 3, 2020	760,000	$0.155	760,000
June 12, 2020	295,000	$0.27	295,000
November 10, 2020	525,000	$0.16	525,000
January 3, 2021	500,000	$0.155	500,000
April 26, 2021	250,000	$0.17	250,000
May 10, 2021	500,000	$0.15	500,000

	4,550,000		4,550,000

        Note: Pursuant to the terms of the Arrangement, management, staff, and directors of Alabama Graphite Corp. have agreed to surrender 8,741,000 stock options so that Westwater Resources, Inc. is not required to issue replacement securities for these Alabama Graphite Corp. securities.

STOCK WARRANTS

Expiry Date	Number of Warrants	Number of Shares if Exercised	Exercise Price per Share
			CAD$
May 19, 2018	2,806,334	2,806,334	$0.20
June 30, 2018	7,137,500	7,137,500	$0.35
September 6, 2018	4,883,411	4,883,411	$0.20
September 21, 2018	4,827,668	4,827,668	$0.20
May 5, 2020	4,326,667	4,326,667	$0.20
May 5, 2020 (Finders Warrants)
Common share	113,750	113,750	$0.15
Compensation Unit Warrant		113,750	$0.20
May 10, 2020	2,680,000	2,680,000	$0.20
May 10, 2020 (Finders Warrants)
Common share	29,400	29,400	$0.15
Compensation Unit Warrant		29,400	$0.20

	26,804,730	26,947,880

        Note: Pursuant to the terms of the Arrangement, management, staff, and directors of Alabama Graphite Corp. have agreed to surrender 4,883,337 warrants so that Westwater Resources, Inc. is not required to issue replacement securities for these Alabama Graphite Corp. securities.

OFF-BALANCE SHEET ARRANGEMENTS

        Alabama Graphite has no off-balance sheet arrangements.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

        Please refer to the notes of the audited consolidated financial statements for the year ended August 31, 2017 under sections "Basis of Presentation" and "Significant Accounting Policies".

FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

        Subsequent to the fiscal year-end of Alabama Graphite, Alabama Graphite entered into the Loan Agreement with Westwater and AGCI.

        For additional information about financial instruments and their associated risks, please refer to notes to Alabama Graphite's financial statements for the year ended August 31, 2017 under the section "Significant Accounting Policies".

PERSONNEL

  •
  On September 1, 2017, Alabama Graphite appointed Tyler W. P. Dinwoodie as Corporate Secretary;

  •
  On December 13, 2017, Donald K. D. Baxter resigned as President, CEO and Director of Alabama Graphite;

  •
  On December 13, 2017, Alabama Graphite appointed Dr. Gareth P. Hatch as Interim CEO and Executive Director; and

  •
  On December 13, 2017, Alabama Graphite appointed Tyler W. P. Dinwoodie as President.

        The current directors and officers of Alabama Graphite are as follows:

Name	Position	Effective Date
Dr. Gareth P. Hatch	Executive Director	December 13, 2017
	Interim Chief Executive Officer	December 13, 2017
Tyler W. P. Dinwoodie	President	December 13, 2017
	Corporate Secretary	September 1, 2017
Ann-Marie M. Pamplin	Vice President, Investor Relations	November 1, 2015
Douglas C. Bolton	Chief Financial Officer	October 22, 2015
Daniel P. Goffaux	Independent Director	May 14, 2014
Jean Depatie	Chairman of the Board	November 22, 2012

  Risks and Uncertainties

  Dependence on Outside Parties

        Alabama Graphite depends on outside parties, researchers, consultants, engineers and laboratory staff in respect of Alabama Graphite's downstream value-added graphite battery-ready products. Substantial expenditures are required to construct mines, to establish mineral reserves through drilling, to carry out environmental and social impact assessments, to develop metallurgical processes and, in the case of new properties, to develop the exploration and plant infrastructure at any particular site. If such parties' work is deficient or negligent or is not completed in a timely manner, it could have a material adverse effect on Alabama Graphite. In addition, Alabama Graphite's proprietary methods and intellectual properties related to its downstream value-added graphite processing methods are held and exist through know how, trade secrets and co-operative relationships with third party researchers and developers. Alabama Graphite does not currently have any patents or patents pending in regard to these methods. Although it is a goal of Alabama Graphite to enhance its protection and rights related to these methods once further development ensues and/or Alabama Graphite's financial resources improve, there is no assurance that Alabama Graphite will be able defend or protect these downstream processing methods and obtain and maintain any enforceable exclusivity over them.

  Litigation

        Commencing in Alabama Graphite's fourth fiscal quarter of 2017 and continuing as at the date hereof, Alabama Graphite is involved with a litigation matter involving alleged online chatroom defamation that is preliminary in nature, with no apparent evidence that the plaintiff has incurred any material damages or would be able to substantiate any such damages. Notwithstanding the foregoing, there can be no assurances that this litigation matter will not have a material adverse effect upon Alabama Graphite's business, results of operations and/or financial condition.

        Alabama Graphite has entered into legally binding agreements with various third parties on, among other things, a consulting basis. Although no unsettled litigation currently exists between Alabama Graphite and any consultants, the interpretation of the rights and obligations that arise from such agreements is open to interpretation and Alabama Graphite may disagree with the position taken by the various other parties resulting in a dispute that could potentially initiate litigation and cause Alabama Graphite to incur legal costs in the future.

        Given the speculative and unpredictable nature of litigation, the outcome of any such disputes could be time-consuming, result in costly litigation or otherwise have a material adverse effect on Alabama Graphite.

SUBSEQUENT EVENTS

        As part of the transition period prior to the expected upcoming completion of the Arrangement, Alabama Graphite's former President and CEO, Donald Baxter, agreed to resign from his officer and director positions with Alabama Graphite as of December 13, 2017. Gareth Hatch, a Director of Alabama Graphite, was appointed as its interim CEO. Executive Vice President and Corporate Secretary Tyler Dinwoodie was appointed as Alabama Graphite's President. Alabama Graphite's Audit Committee is now comprised of Jean Depatie, Daniel Goffaux and Dr. Hatch.

For the twelve months ended August 31, 2017 and 2016

Property Descriptions & Exploration Work

  CHESTNUT CREEK PROPERTY, CHILTON COUNTY, ALABAMA, USA

  (PROPERTY ONE OF TWO WHICH COMPRISE THE BAMA MINE PROJECT)

        On August 5, 2014, Alabama Graphite acquired a 100% right to explore, develop and mine the Chestnut Creek Property located in Chilton County, Alabama for a period of 10 years' renewable every five years thereafter for a maximum of 70 years. The Chestnut Creek Property comprises of approximately 1,160 acres located about 4 miles west of the Coosa County line and approximately 25 miles from Alabama Graphite's Coosa Graphite Project. Please refer to the notes to the financial statements under "Exploration and Evaluation Assets" on page F-[        ] for costs and terms of the acquisition agreement.

  BAMA PROPERTY, CHILTON COUNTY, ALABAMA, USA

  (PROPERTY TWO OF TWO WHICH COMPRISE THE BAMA MINE PROJECT)

        On September 1, 2014, Alabama Graphite entered into a mining lease agreement whereby Alabama Graphite acquired a 100% right to explore, develop and mine the Bama Property located in Chilton County, Alabama for a period of 10 years, renewable every five years thereafter for a maximum of 70 years. The Bama Property is comprised of approximately 200 acres located about 4 miles west of the Coosa County line. Please refer to the notes to the financial statements under "Exploration and Evaluation Assets" on page F-[        ] for costs and terms of the acquisition agreement.

        On September 18, 2014, Alabama Graphite announced that it had entered into a mineral lease on a land package that includes the prior producing Bama flake graphite mine in Chilton County, Alabama, USA. The mineral lease comprises 200 acres. Alabama Graphite also signed a mineral exploration lease on several parcels comprising 1,160 acres adjacent to the Bama Mine called the Chestnut Creek Property. With the addition of these mineral rights properties in Chilton County, Alabama Graphite has a significant foothold within the Alabama Graphite Belt with two advanced-stage projects. Alabama Graphite considers The Chestnut Creek and Bama properties to be a single project, referred to as the Bama Mine.

        The prior producing Bama Mine was the southern-most graphite mine in Alabama and the only one in Chilton County. It was one of the larger graphite mines and included an electrostatic separator in the mill building. As with the other graphite mines in Alabama, the Bama Mine shut down prior to the end of World War II, but not before a substantial volume of ore was extracted from the existing pit. In the late 1940s the US Bureau of Mines sampled all the known occurrences of graphite in Alabama and the published results showed the Bama Mine to be unique. A sample taken from the pit wall not only registered the highest percentage of graphite (7.85% Cg), but also contained 17% jumbo flake.

        Alabama Graphite has conducted airborne Time Domain Electromagnetic (TDEM), magnetic and radiometric surveys over the area of interest in Chilton County. A 5 kg sample from the existing pit wall was collected for both graphitic carbon analyses and metallurgical testing.

        The 5 kg composite sample was taken from the upper 50 ft of the existing Bama Mine pit wall. The following table presents the size flake distribution and concentrate purities of the sample. The sample's low sulphur content at 0.02% is noteworthy (see press release dated September 24, 2014).

Flake Size	Weight %	Assays %C(t)
+48 mesh (Jumbo)	17.8	98.5
+65 mesh (Large)	25.2	96.8
+80 mesh (Large)	11.7	96.4
+100 mesh	10.4	96.3

        As with Alabama Graphite's Coosa Graphite Property, the Bama Mine Property contains a thick oxidized zone where weathering has both removed sulphide minerals and significantly reduced the hardness of the graphitic schist host.

        On October 1, 2014, Alabama Graphite announced that it began surface exploration at its Bama Property and it had conducted detailed channel sampling. Of the six samples taken in total, four were taken from the existing pit wall of the prior producing Bama Mine and showed grades ranging from 2.81% to 5.24% Cg. In addition, KLM Geosciences concurrently performed a ground-based GEM2 geophysical survey.

        Alabama Graphite has received the results of preliminary channel samples taken at the Bama Property. The majority of these samples were taken either across the historic workings within the Bama Mine pit or along roads around the mine. In all cases, multiple samples were taken to arrive at the composite sample width. Because no corrections were made for the dip of the compositional layering in the graphitic schists, they should be regarded as apparent rather than true widths. Samples CH-01, CH-02, CH-09 and CH-10 all came from locations along the existing pit wall and show grades ranging from 2.81% to 5.24% Cg. The other 2 samples (CH-06 & CH-08) were from outcrops surrounding the existing pit. These samples were analyzed by Activation Laboratories Ltd. ("Actlabs") in Ancaster, Ontario. Complete channel sample results are included in the table below:

Channel Number	Width	% Cg
CH-01	15'	3.91%
CH-02	10'	5.24%
CH-06	20'	2.94%
CH-08	25'	3.01%
CH-09	10'	4.62%
CH-10	30'	2.81%

        On October 9, 2014, Alabama Graphite announced that it had completed ground geophysical surveys at the Bama Property. The surveys were conducted by KLM Geoscience using a GEM2 device. An additional 80.7 kilometers were run at the Bama Property.

        On November 18, 2014, Alabama Graphite announced metallurgical results from three new composite samples taken from the upper 50 ft of the pit walls at the Bama Property. Using only simple floatation (without optimization, chemical or thermal treatment) sample V1 showed a head grade of 4.06% C(t) with 49.4 in the large and jumbo flake +80 mesh size fraction (of which 14.5% is jumbo, +48 mesh), sample V2 had a head grade of 3.48% with 46.10% +80 mesh (of which 15.4% is +48 mesh) and V3 had a head grade of 3.58% C(t) and 30.2% in the +80-mesh category (of which 7.6% is +48 mesh). The total range of purities started from a low of 93.8% C(t) to a high of 97.9% C(t) across all three samples. Complete results, including full results from the original sample, can be found on Alabama Graphite's filings on the SEDAR website released on September 24, 2014 from the exploratory cleaning batch.

        Of note, the purities remained high even for the smaller flake sizes suggesting that the high purity could be maintained throughout the deposit using simple, less expensive, environmentally friendly, non-acidic processes. Most graphite operations either stockpile or sell at extremely low prices their small to medium flake because these flake sizes typically do not have high purities without expensive, chemical and heat treatment. The relatively high purity of the small to medium flake graphite at the Bama deposit suggests that this material may be marketable.

        The composite samples were taken from the existing pit wall from three different locations than that of the original sample reported from the Bama Property on September 24, 2014. SGS Labs in Lakefield, Ontario, conducted analyses of the samples. SGS used 2 kg of feed material per sample for their analysis. Grinding, flotation and sieving analysis confirms preliminary results, which showed that the graphitic schists at the Bama Property are notable both for their high proportion of large flakes and their purity.

        In November 2014, Alabama Graphite received the required permits from the Alabama Department of Environmental Management (ADEM) to begin exploration. Alabama Graphite initiated a trenching program at the site in January of 2015 followed by drilling to delineate the extent of the graphitic mineralization at the Bama Property.

        On January 16, 2015, Alabama Graphite entered into an agreement with Harper Lumber LLC ("Harper Lumber") whereby Alabama Graphite acquired the right to conduct exploration within nine acres of certain properties situated in Chilton County during the period from January 16, 2015 to April 24, 2015. In consideration, Alabama Graphite agreed, among other conditions, to pay Harper Lumber CAD$20,000 in cash. In connection with this agreement, Alabama Graphite started an exploration program in the Bama Mine Property within the Chilton County commencing from January 19, 2015.

        On April 7, 2015, Alabama Graphite announced that it has received final assay results from a trenching program conducted at its Bama Mine Project in early 2015. The results identified new targets in close proximity to the historic Bama Mine with a number of sections averaging over 3% Cg. The purpose of the trenching was both to further evaluate areas adjacent to the historic mine as well as to test new areas where airborne geophysical anomalies and/or surface channel sampling has identified prospective targets. Bulk samples were also collected for future metallurgical testing.

        Trenching was performed by a contractor using an excavator with all sampling and logging conducted by Alabama Graphite's personnel. Assay work was conducted by Actlabs. Samples were collected on five-foot intervals with the majority of the trenches cut perpendicular to the strike of foliation. In keeping with Alabama Graphite's environmental commitment, trenches are backfilled and reclaimed after sampling. Please refer to Alabama Graphite's news release dated April 7, 2015 for results of trenches.

        Alabama Graphite wishes to emphasize that all of the results presented are from soft, oxidized material which differentiates the Alabama graphite deposits relative to other flake graphite occurrences in North America. The Bama Mine is of significant interest as both historical records and our own metallurgical testing indicates a very high proportion of coarse flake graphite. Alabama Graphite's test results suggest that there is the potential to develop another resource in close proximity to the former mine.

        On May 26, 2015, Alabama Graphite also announced preliminary metallurgical results from trench samples taken from the Bama Project. Preliminary results are presented in the table below:

Sample	BT-1	BT-3
Location	Bama North	Bama West
Grade	3.25% Cg	3.11% Cg
+80 mesh	37.1%	37.7%

        The above results show that Alabama Graphite continues to find large graphite flakes with soft oxidized material from surface trenching.

  COOSA PROPERTY, COOSA COUNTY, ALABAMA, USA

        In August and November 2012, Alabama Graphite acquired a 100% interest in the Coosa Property consisting of 41,964.38 acres (16,982.38 hectares) and located in Coosa County, Alabama, 50 miles ("mi") (80 kilometers) ("km") south-southeast of Birmingham. Please refer to the notes to the financial statements under "Exploration and Evaluation Assets" on page F-[        ] for costs and terms of the acquisition agreement.

        The Coosa Graphite Project is located in the western part of Coosa County, State of Alabama, USA. The property covers parts of townships T. 21 N., T. 22 N., T. 23 N. and T. 24 N. and ranges R. 16 E., R. 17 E., R. 18 E. and R. 19 E. The western boundary is approximately the Coosa River. The center of the drill grid is at 32°54'30"N, 86°24'00" W. The property covers approximately 10 miles (16 kilometers) of strike length of graphitic schists, which includes several bands of graphitic schist in a zone up to 6 miles (9.6 km) wide.

        The project is 50 mi (80 km) south-southeast of Birmingham (which has a population of approximately 1.1 million in the Birmingham-Hoover metropolitan area, per the 2010 US Census). Access to the project is by driving southeast from Birmingham-Shuttlesworth International Airport on U.S. Highway 280 for approximately 52 mi (84 km) to Sylacauga (which has a population of approximately 12,750, per the 2010 US Census) which is the closest small city with hotels and services. Alabama Graphite has its field office and core store here. Sylacauga's nickname is the "Marble City" as it is known for its fine white marble bedrock (specifically, calcium carbonate). This was discovered shortly after settlers moved into the area and has been quarried ever since. The marble industry was the first recorded industry in the Sylacauga area and is home to the world's largest marble quarry—owned and operated by Imreys Carbonates LLC, a private company and a wholly owned subsidiary of Imreys S.A.—which operates 24 hours a day, 365 days a year. From Sylacauga, it is approximately 24 mi (39 km) by road to Alabama Graphite's Coosa Graphite Project. The driving time from Birmingham to the project is approximately 90 to 120 minutes, and from Sylacauga to the property it is 45 to 60 minutes.

        The property is close to centers of population which could supply the workforce and logistical needs of a graphite mine. The area within 10 mi (16 km) of the property is very sparsely populated, so a mine would directly affect very few people. Mining has been a traditional industry in the area.

        There is no infrastructure in the immediate area of the property, other than a network of well-maintained logging access roads. An electrical transmission line occurs approximately 1 mi (1.6 km) west of the drill grid. Water is abundant in small streams and in Lake Mitchell, a large impoundment on the Coosa River at the western edge of the property.

        Cautionary Notes to U.S. Investors Regarding Alabama Graphite's Estimates of Measured, Indicated and Inferred Resources

        Alabama Graphite is a Canadian company and its mineral estimates in its Canadian securities filings and in this proxy statement have been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of United States securities laws. As used in this proxy statement, the terms "mineral reserve" and "mineral resource" are Canadian mining terms as defined in accordance with Canadian National Instrument 43-101 "Standards of Disclosure for Mineral Projects" ("NI 43-101") and the Canadian Institute of Mining, Metallurgy and Petroleum (the "CIM") CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended. These definitions differ from the definitions in the United States Securities and Exchange Commission ("SEC") Industry Guide 7 ("SEC Industry Guide 7"). Under SEC Industry Guide 7 standards, a "final" or "bankable" feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves, and the primary environmental analysis or report must be filed with the appropriate governmental authority.

        In addition, the terms "mineral resource", "measured mineral resource", "mineral resource stimate", "indicated mineral resource" and "inferred mineral resource" are defined in and required to be disclosed by NI 43-101; however, these terms are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Investors are cautioned not to assume that all or any part of a mineral deposit in these categories will ever be converted into reserves. "Inferred mineral resources" have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all, or any part, of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable. The SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC Guide 7 standards as in place tonnage and grade without reference to unit measures.

        Accordingly, information contained in this proxy statement contain descriptions of Alabama Graphite's mineral deposits that may not be comparable to similar information made public by U.S. companies subject to the reporting and disclosure requirements under the United States federal securities laws and the rules and regulations thereunder.

  Preliminary Economic Assessment

        In summary, exploration works to date have defined a graphitic schist band with a strike length of 5,980 feet ("ft") (1,822.7 meters) ("m") with a true width of 1,200 ft. (365.8 m). Graphitic material is present in two types of schist, quartz-graphite schist (QGS) and intermediate QGS to quartz muscovite-biotite-graphite-schist (INT), that generally have grades > 1% Cg. The graphitic rich band is overlain and underlain by quartz-biotite-graphite-schist (QMBGS). This usually has grade <1% Cg, but with locally higher grades. The graphitic schist band has not been fully tested along strike and remains open in both directions.

        On September 15, 2015, Alabama Graphite announced the construction of a pilot plant at SGS Mineral Services of Lakefield, Ontario with a 200-ton bulk sample of material from the Coosa Graphite Project.

        On October 13, 2015, Alabama Graphite announced the completion of an updated Mineral Resource Estimate for the Coosa Graphite Project. The updated mineral resource estimate is based on both the 2012 and 2014-15 exploration and drilling programs, consisting of a total of 109 drill holes totaling 25,905 ft of drilling (including 40 new holes totaling 5,665.5 ft), plus 11 new trenches totaling 3,425 ft of sampling. The estimate was prepared by Metal Mining Consultants Inc. ("Metal Mining") of Highlands Ranch, Colorado, who also prepared an initial mineral resource estimate for the Coosa Graphite Project in 2013.

        Alabama Graphite has filed its Preliminary Economic Assessment ("PEA") technical report, dated November 27, 2015, entitled, "Alabama Graphite Corp. Coosa Graphite Project, Alabama, USA Preliminary Economic Assessment" under Alabama Graphite's SEDAR profile at www.sedar.com and on its website at www.alabamagraphite.com. The Internet website addresses are provided as an inactive textual reference only. The information contained on the Internet websites are not incorporated into, and do not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC.

        On November 30, 2015, Alabama Graphite announced the results of a positive PEA for the Coosa Graphite Project. The PEA technical report was prepared pursuant to Canadian Securities Administrators' NI 43-101 by the independent engineering firm AGP Mining Consultants Inc. ("AGP") of Barrie, Ontario—in conjunction with Metal Mining; co-authors of the PEA and authors of the Coosa Graphite Project's updated Mineral Resource Estimate technical report—and demonstrates that the Coosa Graphite Project has strong economics and excellent potential to become a near-term producer of high-value, ultra-high-purity, specialty natural flake graphite products for the burgeoning American green-energy markets. The technical report concluded that the PEA is positive and recommends the Coosa Graphite Project be advanced to the feasibility stage of development.

        Alabama Graphite's PEA diverges from most others in the flake graphite development space in that it addresses both primary and secondary processing to produce specialty, ultra-high-purity graphite products (finished products), as opposed to sole primary processing to make traditional graphite concentrates (unfinished products; an industrial mineral). Alabama Graphite does not intend to sell any graphite concentrate. This is a significant point of differentiation between Alabama Graphite and most other flake graphite development companies. Recent known flake graphite development companies' PEAs and Feasibility Studies have been based solely or primarily on the production of significant quantities of primary processed, run-of-mine ("ROM") graphite concentrates of various purities and flakes sizes. Alabama Graphite intends to divert 100% of its planned primary processed graphite to secondary processing to produce specialty graphite, specifically, Coated Spherical Purified Graphite ("CSPG") for use in secondary (rechargeable) lithium-ion ("Li-ion") batteries and Purified Micronized Graphite ("PMG") for use in primary (non-rechargeable) lithium batteries, lead-acid batteries, alkaline batteries, polymer, plastic and rubber composites, powder metallurgy, energy materials, and friction materials, among other applications. Note, PMG is a byproduct of Alabama Graphite's CSPG manufacturing process. As a result, Alabama Graphite's PEA incorporates mining and primary ROM processing capital and operating expenditures, as well as secondary processing, specialty battery-ready graphite capital and operating expenditures.

  Highlights of the Coosa Graphite Project's PEA are summarized below:

        Note: All dollar amounts are based in U.S. currency unless otherwise noted:

  •
  The PEA confirms Coosa as a project with low capital intensity and attractive potential returns;

  •
  The PEA is based on Coosa producing two finished (final) specialty, secondary-processed graphite products—a coated spherical graphite product ("CSPG") and a purified micronized flake graphite product ("PMG"). The PEA is not modeled on producing a final run-of-mine ("ROM") graphite concentrate product typical of other conventional flake graphite projects;

  •
  Initial Capital Expenditure ("CAPEX") of $43.2 million, with a payback period of 1.9 years (pre-tax) and two years (post-tax) from commencement of commercial production;

  •
  Base-case pre-tax Net Present Value ("NPV") of $444 million, post-tax NPV $320 million (8% discount); pre-tax NPV of $329 million, post-tax NPV of $236 million (10% discount);

  •
  Pre-tax Internal Rate of Return ("IRR") of 52.2%; post-tax IRR of 45.7%;

  •
  Base-case pre-tax annual cash flow of $67.5 million; post-tax annual cash flow of $49.7 million;

  •
  Life of Mine Gross Revenue (less royalty) of $2.4 billion;

  •
  Life of Mine Operating Expenses ("OPEX") of $533 million;

  •
  Life of Mine plan of 27 years based on mining ~10% of Mineral Resource Estimate; mining is occurring within the Oxide Zone (the PEA is based on milling 15.2 million tons—12.6 million tons @ 2.85% Cg of the Indicated Resource and 2.6 million tons @ 2.95% Cg of Inferred Resource—of the Coosa Graphite Project's 78.5 million-ton Indicated and 79.4 million-ton Inferred Mineral Resource Estimate);

  •
  Surface mining operation; low Waste-to-Ore stripping ratio of 0.11:1;

  •
  Primary and secondary processing plants to produce 5,500 tons (5,000 tonnes) of specialty high-purity graphite products annually, ramping up to 16,500 tons (15,000 tonnes) annually in year 7; subsequent capital expenditures to be funded through free cash flow;

  •
  PEA is based on selling two specialty, high-value high-purity graphite products—CSPG (75% of planned production) and PMG (25% of planned production);

  •
  Selling price for CSPG at $8,165 per ton ($9,000 per tonne) and PMG at $1,814 per ton ($2,000 per tonne) for a blended selling price of $6,577 per ton ($7,250 per tonne);

  •
  Life of Mine average cash operating costs of $1,410 per ton ($1,555 per tonne) for final product of CSPG and PMG.

        Cautionary Note to US Investors: The terms Indicated Resources as described above is as defined in Canadian National Instrument 43-101. This term is not defined under SEC Industry Guide 7 and is not recognized by the SEC. See "Cautionary Notes to US Investors Regarding Estimates of Measured, Indicated, and Inferred Resources" above.

        A significant portion of the Coosa Graphite Project is characterized by graphite-bearing material that is oxidized and has been weathered into extremely soft rock. The Coosa property has infrastructure in place, is within close proximity to major highways, rail, power and water, and is approximately three hours (by truck or train) to the Port of Mobile, the Alabama State Port Authority's deep-seawater port and the ninth largest port by tonnage in the United States (source: U.S. Army Corps of Engineers/USACE). The state of Alabama's hospitable climate allows for year-round mining operations.

Coosa Graphite Project Mineral Resource Estimate
@ 1.0% Cg Cutoff
(effective date: October 13, 2015)

Resource Category	Tonnage (Tons)	Graphitic Carbon (Cg %)	Contained Graphite (Tons)
Indicated	78,488,000	2.39	1,876,000
Inferred	79,433,000	2.56	2,034,000

*
Note: Inferred Mineral Resources represent material that is considered too speculative to be included in economic evaluations. Additional trenching and/or drilling will be required to convert Inferred Mineral Resources to Measured or Indicated Mineral Resources. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability. There is no guarantee that all or any part of the Mineral Resource will be converted into a Mineral Reserve.

Cautionary Note to US Investors: The terms Indicated Resource and Inferred Resource as described in the table above are as defined in Canadian National Instrument 43-101. These terms are not defined under SEC Industry Guide 7 and are not recognized by the SEC. See "Cautionary Notes to US Investors Regarding Estimates of Measured, Indicated, and Inferred Resources" above.

        Alabama Graphite's strategy is to exclusively target the oxide portion of the Coosa Graphite Project's mineral resource and, subsequently, to divert 100% of primary graphite production to secondary-processed, specialty high-purity graphite utilizing Alabama Graphite's proprietary low-temperature purification process. This was highlighted in Alabama Graphite's September 29, 2015 news release announcing Alabama Graphite's preliminary graphite purification trials. Those trials achieved 99.99% Cg purity—across all flake sizes from Coosa Graphite Project graphite concentrate—at one of North America's premier, independent metallurgical laboratories.

        The PEA proposes a 27-year, open-pit mine with a mill and primary processing plant located onsite at the Coosa Graphite Project. A purification plant for secondary processing to produce specialty graphite products is to be located in the vicinity of Rockford, Alabama (approximately 19 miles south from the Coosa Graphite Project mine site with access via County Roads 29 and 22). Access to natural gas in this location is key for Alabama Graphite's purification plant furnaces. Alabama Graphite intends to locate primary and secondary processing plants within close proximity of each other in order to generate a potentially strong annual cash flow and a high rate of return.

        The PEA indicates that the Coosa Graphite Project has excellent potential to become a low-cost U.S. source of ultra-high-purity specialty graphite products—without the use of dangerous and environmentally harmful hydrofluoric acid (as is commonly used in Chinese graphite production). The principal high-value specialty graphite product Alabama Graphite intends to produce—CSPG for Li-ion batteries—has significant, enduring future forecasted demand; however, consumers are increasingly holding manufacturers accountable for where they source their critical input materials and, as importantly, how said input materials are produced. Environmental considerations are now more critical than ever when sourcing critical input materials for green-energy-based applications, such as Li-ion batteries.

  Financial and Operational Highlights

        The Coosa Graphite Project's PEA is not based on producing a final ROM graphite concentrate product, nor has the PEA been modeled on the Coosa Graphite Project being developed as a conventional flake graphite product. Instead, the PEA is based on Coosa producing two finished (final) secondary-processed, specialty graphite products: (1) a Coated Spherical Purified Graphite or CSPG product and (2) a Purified Micronized Graphite or PMG product.

        For the first five years of operation, production is scheduled to be 5,500 tons (5,000 tonnes) of finished specialty graphite products, expanding capacity to 16,500 tons (15,000 tonnes) of finished specialty graphite products in year seven. The capital costs associated with increasing production capacity (11,000 tons or 10,000 tonnes) are planned to be paid for via Alabama Graphite's free cash flow.

  Capital Costs

        Initial capital expenditures for mining operation and both primary and secondary processing plants for the first five years of production are estimated to be $43.2 million. Subsequent capital expenditures for production expansion—commencing in year five onward—are estimated to be $84.4 million, representing a grand total of $127.6 million in capital expenditures for the 27-year LOM, and would be funded through free cash flow.

  Project Economics

Category	Unit	Pre-Tax (US$)	Post-Tax (US$)
CSPG (15 microns) >99.95% Carbon	$/tonne	$9,000	$9,000
PMG (5 microns >80%) >98% Carbon	$/tonne	$2,000	$2,000
CSPG Annual Production	tonnes	9,500	9,500
PMG Annual Production	tonnes	3,200	3,200
NPV (0%)	$ Million	$1,779	$1,299
NPV (8%)	$ Million	$444	$320
NPV (10%)	$ Million	$329	$236
NPV (12%)	$ Million	$247	$176
IRR%	%	52.2%	45.7%
Payback Period	Years	1.9	2.0
Net Revenue (less royalty)	$ Million	$2,439.5	$2,439.5
Total Operating Cost	$ Million	$532.8	$532.8
Total Capital Cost	$ Million	$127.6	$127.6
Pre-Tax Cash Flow	$ Million	$1,779.0	n/a
Post-Tax Cash Flow	$ Million	n/a	$1,298.7

  Operating Costs (Life of Mine)

        As the Coosa Graphite Project's PEA is modeled on producing two finished (final) specialty, secondary-processed graphite products—a coated spherical graphite product (CSPG) and a purified micronized flake graphite (PMG) product—the operating costs per ton (and per tonne) for the 27-year life of mine (LOM) are blended and presented below. Operating costs per ton (and per tonne) include mining, milling and floatation, general and administrative expenses, filter cake transport, and purification.

	Cost Per Ton	Cost Per Tonne
Mine, Process and Admin Cost	$1,410	$1,555

*
Note: All dollar amounts are based in U.S. currency

  Selling Prices

Product	Percentage of Annual Production	Selling Price
>99.95% Cg CSPG (15µ)	75%	$8,165 per ton ($9,000 per tonne)
>98% Cg PMG (5µ)	25%	$1,814 per ton ($2,000 per tonne)

*
Note: All dollar amounts are based in U.S. currency

Pricing Assumptions:

        According to UK-based Benchmark Mineral Intelligence, widely regarded as one of the world's leading independent sources on battery input materials' prices, sales and demand forecasts, selling prices for coated spherical graphite (CSPG) for Li-ion batteries range from US$7,000 to US$12,000 per tonne. For Alabama Graphite's CSPG product, Alabama Graphite has utilized a conservative US$9,000 per tonne selling price in the Coosa Graphite Project PEA. Selling prices for purified micronized flake graphite (PMG) range from US$1,800 to US$2,800 per tonne. For Alabama Graphite's PMG product, Alabama Graphite has utilized a conservative US$2,000 per tonne selling price in the Coosa Graphite Project PEA.

  Notes to Preliminary Economic Assessment

  1.
  Canadian Institute of Mining, Metallurgy and Petroleum ("CIM") Definition Standards for Mineral Resources and Mineral Reserves were followed for Mineral Resources

  2.
  Mineral Resources are estimated at a cut-off grade of 1% Cg

  3.
  Numbers may not add due to rounding

  4.
  "Cg" is defined as "graphitic carbon"

  5.
  All dollar amounts are based in U.S. currency unless otherwise noted

  Cautionary Note to the Preliminary Economic Assessment

        This PEA is considered by Alabama Graphite to meet the requirements of a Preliminary Economic Assessment as defined in NI 43-101. The economic analysis contained in the technical report is based, in part, on Inferred Resources (as defined in NI 43-101) and is preliminary in nature. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability. There is no guarantee that all or any part of the Mineral Resource will be converted into a Mineral Reserve. Inferred Resources are considered too geologically speculative to have mining and economic considerations applied to them and to be categorized as Mineral Reserves (as defined in NI 43-101). Additional trenching and/or drilling will be required to convert Inferred Mineral Resources to Measured or Indicated Mineral Resources. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability. There is no certainty that the reserve's development, production and economic forecasts on which the PEA is based will be realized.

        Cautionary Note to US Investors: The terms Mineral Reserve, Indicated Mineral Resources and Inferred Mineral Resource as described above are as defined in Canadian National Instrument 43-101. These terms are not defined under SEC Industry Guide 7 and are not recognized by the SEC. These estimated mineral resources are not SEC Industry Guide 7 proven and probable reserves. See "Cautionary Notes to US Investors Regarding Alabama Graphite's Estimates of Measured, Indicated, and Inferred Resources" above.

Company Disclosures for the Quarter Ending August 31, 2017

ALABAMA GRAPHITE APPOINTS AUBURN UNIVERSITY PROFESSOR EMERITUS DR. ROBERT COOK, P.G. AS STRATEGIC ADVISOR

        On June 19, 2017, Alabama Graphite announced the appointment of Dr. Robert. B. Cook, P.G., Ph.D., M.S., E.M., has been appointed as Strategic Advisor to Alabama Graphite. Dr. Cook is one of America's most accomplished professional geologists, with more than 40 years of experience in both the state of Alabama and surrounding region. Dr. Cook is a Professor Emeritus in the Department of Geology at Auburn University in Auburn, Alabama and headed the University's Department of Geology for more than two decades. Dr. Cook's professional specialties are mineral exploration, environmental geology, and mining.

        Dr. Cook holds a Doctorate degree and Master of Science graduate degree in Geology from the University of Georgia, in addition to a degree in Mining Engineering from the Colorado School of Mines. Dr. Cook has consulted for the United States Department of Defense ("DoD"), the National Aeronautics and Space Administration ("NASA"), the United States Department of Justice ("DOJ"), and the United Nations ("UN"). Dr. Cook has been a member of American Institute of Mining and Metallurgical Engineers, Alabama Academy of Science, Geological Society of America, Alabama Geological Society, Georgia Geological Society, and the Society of Exploration Geochemists, among several other professional organizations.

        Honored with the Robert B. Cook Endowed Chair in Geology, established at Auburn University in 2009, Dr. Cook's publication record includes over 200 papers and articles, as well as two state mineralogies (Alabama and Georgia), a U.S. Geological Survey Professional Paper, and a variety of Alabama state geological survey bulletins. An Executive Editor of Rocks and Minerals magazine for more than 25 years, Dr. Cook is a Fellow of the Society of Economic Geologists, Inc. ("SEG"), and a registered Professional Geologist (P.G.) in Alabama, Georgia and Florida. The uranium mineral 'bobcookite' was named in his honor by a group of American and Russian scientists.

ALABAMA GRAPHITE CORP. AWARDS COOSA GRAPHITE PROJECT FEASIBILITY STUDY TO AGP MINING; CONTRACTS THOMPSON ENGINEERING FOR ENVIRONMENTAL AND MINE PERMITTING

        On July 12, 2017, Alabama Graphite announced that independent engineering firm AGP Mining Consultants Inc. ("AGP") of Barrie, Ontario has been awarded the definitive contract by Alabama Graphite for the Feasibility Study of Alabama Graphite's Coosa Graphite Project. AGP produced Alabama Graphite's Preliminary Economic Assessment ("PEA") technical report for the Coosa Graphite Project

        In conjunction with the forthcoming Feasibility Study, Alabama Graphite will concurrently commence a second Pilot Plant ("Pilot Plant 2") for secondary processing, exclusively for the production of CSPG and byproduct PMG. The flowsheet and equipment for Pilot Plant 2 are currently being finalized. Per Alabama Graphite's May 1, 2017 announcement, entitled, 'Alabama Graphite Corp. Commences Production of greater than 150 Kilogram Stockpile of Sourced-and-Manufactured-in-USA Specialty Battery-Ready Graphite for End User Qualification', Alabama Graphite is also currently producing and testing its more than 150-kilogram stockpile of sourced-and-manufactured-in-USA battery-ready graphite products. This stockpile development work will provide the basis for Pilot Plant 2.

        Alabama Graphite also announces that it has completed a positive preliminary environmental survey on the Coosa Graphite Project to commence the necessary environmental and mine permitting processes for the mining and primary-processing operations at the Coosa project site, which consists of 41,964 acres (16,982 hectares or more than 65 square miles), located on private land. The permitting process for the Coosa Graphite Project involves state-level permitting only via the Alabama Department of Environmental Management ("ADEM"). Independent engineering firm Thompson Engineering, of Mobile, Alabama is contracted as Alabama Graphite's consultant leading the permitting process for the Coosa Graphite Project with ADEM.

        Readers are cautioned that Alabama Graphite is not yet in production and there is no guarantee that Alabama Graphite will advance to full-scale production. If, following the completion of a Feasibility Study—which has not yet been commenced—Alabama Graphite is able to advance the Coosa Graphite Project into production, the resulting graphite products would be sourced from within the contiguous United States and, as such, Alabama Graphite may have a potential competitive advantage over other producers of value-added graphite materials sourced from other countries, regardless of whether said materials were processed and/or manufactured in the United States of America.

ALABAMA GRAPHITE RECEIVES ADEM PERMIT FOR FINAL INFILL TRENCHING PROGRAM FOR THE COOSA GRAPHITE PROJECT FEASIBILITY STUDY

        On July 24, 2017, Alabama Graphite announced receipt of the necessary National Pollutant Discharge Elimination System ("NPDES") Construction Storm Water General Permit from the Alabama Department of Environmental Management ("ADEM") for the potential discharges associated with the exploration activities necessary to complete the pending Feasibility Study for Alabama Graphite's 100%-owned Coosa Graphite Project, located in Coosa County, Alabama, USA—the only natural flake graphite project in the contiguous United States—to be commenced by independent engineering firms AGP Mining Consultants Inc. ("AGP") and Thompson Engineering, in conjunction with Alabama Graphite's geology team. Please refer Alabama Graphite's July 12, 2017 announcement entitled, 'Alabama Graphite Corp. Awards Coosa Graphite Project Feasibility Study to AGP Mining; Contracts Thompson Engineering for Environmental and Mine Permitting'.

        The Clean Water Act ("CWA") and Federal regulations require construction site operators to obtain NPDES permit coverage for regulated land disturbances and associated discharges of storm water runoff to State waters. AGP has determined that if a small, infill trenching program within the Indicated Resource area can confirm the presence of graphite mineralization, in particular higher-grade bands within the larger deposit, as predicted by the current resource model, a significant portion of the Indicated Resource can be upgraded to a Measured Reserve, as is required for the Feasibility Study.

        Per Alabama Graphite's Preliminary Economic Assessment ("PEA"), "Based on the favorable exploration results to date, the Coosa Project is of sufficient merit to warrant further exploration and mineral resource definition. In order to better define the high-grade trends identified in the resource area, a surface trenching program consisting of 15,000 ft. of trenching and sampling is recommended to help define and demonstrate grade continuity between existing drill holes and trenches in the oxide and transitional zones of the defined graphite resource. The data collected will be utilized to update the geologic model and further increase the confidence in the graphite resource. The program is estimated to cost US$230,000".

Alabama Graphite's Disclosures Subsequent to the Quarter Ending August 31, 2017

ALABAMA GRAPHITE RECEIVES POSITIVE EVALUATION RESULTS FOR ULTRA-PMG™ PRODUCT FROM RSR TECHNOLOGIES; IMPROVED DYNAMIC CHARGE ACCEPTANCE (DCA) BY 194%

        On September 21, 2017, Alabama Graphite announced positive evaluation results for its downstream high-purity, natural flake Purified Micronized Graphite ("PMG") product—marketed under the tradename ULTRA-PMG™—from Dallas, Texas-based RSR Technologies Inc. ("RSRT"). RSRT is a leading research and development company focused on advancing lead-acid battery technologies. Alabama Graphite's ULTRA-PMG™ was used as a leady-oxide additive for lead-acid batteries and was tested in 48 battery cells built by RSRT.

        The most critical evaluation metric in RSRT's analysis was battery-cell testing, which included micro-hybrid test ("MHT"), dynamic charge acceptance ("DCA"), Capacity (C20 and C), and breakdown analysis. When Alabama Graphite's ULTRA-PMG™ was added to RSRT's control, there was an improvement in capacity of 7%, from 87 to 93 mAh/mg. MHT improved 63% (from 8,000 to 13,000 cycles), and DCA increased more than 194% (from 0.17 to 0.50 A/Ah) with the addition of ULTRA-PMG™. When ULTRA-PMG™ was added to RSRT's SUPERSOFT-HYCYCLE™ formulation—RSRT's top-of-the-line leady-oxide active material product—there was negligible improvement in capacity; however, the already significant MHT test results improved 5%, from 42,000 cycles to 44,000 cycles. DCA increased 64% (from 0.55 to 0.90 A/Ah). ULTRA-PMG™ prolonged cycle life approximately 4.5 times longer when compared to conventional leady oxide. RSRT's MHT cycling test typically takes 45 days to complete; however, due to ULTRA-PMG's significant cycle life increase, testing data took more than 200 days to acquire.

        Dr. Matthew Raiford, RSRT's Process Engineer, and supervisor of the evaluation, commented, "Alabama Graphite's ULTRA-PMG™ product outperformed all other standard commercially available carbon products we have tested, including carbon black. There are barely any impurities, and of the impurities none of them are even a remote concern for gassing in lead-acid batteries. This was the purest graphite product we have ever studied and analyzed—by a significant margin."

        Alabama Graphite conveyed samples of various particle sizes of its ULTRA-PMG™ to RSRT for characterization and evaluation. The first series of analytic testing determined elemental concentrations of impurities using inductively coupled plasma optical emission spectrometry ("ICP-OES"), which confirmed the ultra-high purity of Alabama Graphite's graphite. The Alabama Graphite ULTRA-PMG™ samples were introduced during the paste-making process, and studies were conducted at each phase. The battery testing and performance summaries for the battery cells, including MHT, DCA and Capacity, can be seen in Table 1 below. RSRT's positive test results demonstrate when Alabama Graphite's ULTRA-PMG™ is added to either a typical standard lead paste (control) or to RSRT's proprietary SUPER-SOFT HYCYCLE™ formulation, all performance metrics improve.

        TABLE 1: Performance Summary for Battery Cells Built with and without Alabama Graphite's ULTRA-PMG™

Product	Capacity mAh/mg	Micro-Hybrid Test Cycle Life	Dynamic Charge Acceptance (A/Ah)	17.5% Depth of Discharge (DoD)
Control	87	8,000	0.17 (2V)	1,000 (2V)
Control +3.8 µm Alabama Graphite ULTRA-PMG™	93	13,000	0.50 (2V)	1,000 (2V)
RSRT SUPERSOFT-HYCYCLE™	114	42,000	0.55 (2V)	1,900 (2V)
RSRT SUPERSOFT-HYCYCLE™ +3.8 µm Alabama Graphite ULTRA-PMG™	115	44,000	0.90 (2V)	1,900 (2V)
Test Method	Battery Council International (BCI)	European Standard (EN) EN-50432-6	European Standard (EN) EN-50432-7	Battery Council International (BCI)

Note: mAh/mg = milliampere hour (mAh) per milligram (mg); A/Ah = amperes (A) per ampere hour (Ah) of battery capacity.

Micro-Hybrid Test or MHT evaluates the ability of a battery to provide the power to restart an engine after frequent stop phases, recovering state of charge ("SoC") and aging effects due to shallow load pulses.

Dynamic Charge Acceptance or DCA is the ability of a battery to accept instantaneous energy during charging. The higher the DCA of a battery, the more the energy recovered and stored.

Depth of Discharge or DoD is used to describe how deeply the battery is discharged. If a battery is 100% fully charged, the DoD of the battery is 0%. If a battery has delivered 17.5% of its energy (meaning, 82.50% energy reserved), the DoD of the battery is 17.5%. If a battery is 100% empty, the DoD of the battery is 100%. DoD always can be treated as how much energy that the battery delivered.

ALABAMA GRAPHITE ANNOUNCES LETTER OF INTENT (LOI) TO SUPPLY BATTERY-READY GRAPHITE PRODUCTS TO U.S. LEAD-ACID BATTERY MANUFACTURER

        On October 10, 2017, Alabama Graphite announced it had executed a Letter of Intent ("LOI") with an established United States-based lead-acid battery manufacturer (the "Buyer") to supply high-purity, natural flake premium Purified Micronized Graphite ("PMG") product—marketed under the tradename ULTRA-PMG™—and Delaminated Expanded Graphite ("DEXDG") conductivity enhancement materials for applications in the negative electrodes of advanced lead-acid battery systems. The identity of the Buyer, who has been in business for more than 50 years, is being withheld for reasons of commercial confidentiality. The Buyer became interested in engaging with Alabama Graphite after reviewing Alabama Graphite's September 21, 2017 announcement, entitled, 'Alabama Graphite Receives Positive Evaluation Results for ULTRA-PMG™ product from RSR Technologies; Improved Dynamic Charge Acceptance (DCA) by 194%'. For more information on Alabama Graphite's DEXDG, please refer to the March 28, 2017 announcement, entitled, 'Independent Test Results: Alabama Graphite Corp. Succeeds in Producing High-Performance Conductivity-Enhancement Graphite for

Lithium-ion Batteries'. A material evaluation/qualification program utilizing Alabama Graphite's battery-ready graphite products in the Buyer's lead-acid batteries is currently underway. The testing involves:

              i.  Expander* composition reformulation;

             ii.  Electrode/battery fabrication;

            iii.  Short-term cycling at varying Depth of Discharge ("DOD"); and

            iv.  Long-term cycling at varying DOD.

        The LOI calls for Alabama Graphite to supply an estimated 10 tonnes per year of both ULTRA-PMG™ and premium, proprietary DEXDG conductivity enhancement materials to the Buyer, commencing in 2018 for the Buyer's forthcoming proprietary pilot line of fast-charge automotive and stationary batteries. The Buyer will be ramping up to full-scale production of this particular battery line in 2020 and expects to require larger quantities of Alabama Graphite's graphite products.

*
Note: Expanders are an essential component of the negative plates of lead-acid batteries, and increase the surface area and stabilize the structure of the negative active material.

EXPLORATION COSTS

        As of August 31, 2017, Alabama Graphite incurred capitalized costs for exploration and evaluation assets totaling CAD$7,563,149 (2016—CAD$6,866,760). For details, please refer to notes the financial statements under section for "Exploration and Evaluation Assets" on page F-[    ].

Operating Results

  Summary of Quarterly Results

        The following table sets forth selected quarterly financial information for each of the last eight most recently completed quarters. Alabama Graphite did not generate revenue of any kind in the past eight months.

Quarter Ended	Total Revenue CAD($)	Income (Loss) and Comprehensive Income (Loss) CAD($)	Net Income (Loss) per Share Basic and Fully Diluted CAD($)
31-Aug-17	—	(622,559)	—
31-May-17	—	(696,266)	(0.01)
28-Feb-17	—	(565,797)	—
30-Nov-16	—	(1,322,109)	(0.01)
31-Aug-16	—	(418,808)	—
31-May-16	—	(561,368)	—
29-Feb-16	—	(346,644)	—
30-Nov-15	—	(401,909)	—

        The decrease in the net loss for the quarter ended August 31, 2017 was primarily due to the share-based payments expenses as a majority of options were granted in the first quarter and a decrease in travel, business development, investor relations activities, and consulting fees which were offset in part by an increase in professional fees.

  Three Months Ended August 31, 2017

        Alabama Graphite incurred a net loss of CAD$622,559 during the three months ended August 31, 2017 compared to a net loss of $418,808 during the same period of the previous year. The increase in net loss of CAD$203,751 was primarily due to the following changes:

  (1)
  Office and administration were CAD$11,374 (2016—CAD$40,326), a decrease of CAD$28,952 mainly due to the decrease of corporate activities during the current period;

  (2)
  Professional services were CAD$132,590 (2016—CAD$54,868), an increase of CAD$77,722 due to an increase in legal and consulting fees incurred during the period;

  (3)
  Consulting expenses were CAD$255,439 (2016—CAD$321,896), an decrease of CAD$66,457 due to financing activities during the period and the accrual of a bonus to the marketing consultant in 2016;

  (4)
  Share-based payments were CAD$73,249 (2016—CAD$(24,663)), an increase due in part to the correction of share-based payments in the third quarter of 2016 and the timing of stock options granted to officers, directors and consultants;

  (5)
  Travel and investor relations were CAD$113,199 (2016—CAD$7,354), an increase of CAD$105,845 due to an increase in the financing, marketing, business development, and corporate activities during the current quarter; and

  (6)
  Foreign exchange gain was CAD$7,865 (2016—a gain of CAD$1,327), a change of CAD$6,538 due to fluctuations in the U.S. dollars against Canadian dollars during the period.

  Year Ended August 31, 2017

        Alabama Graphite incurred a net loss of CAD$3,206,731 during the year ended August 31, 2017 compared to a net loss of CAD$1,728,730 during the same period of the previous year. The increase in net loss of CAD$1,478,001 was primarily due to the following changes:

  (1)
  Office and administration were CAD$115,545 (2016—CAD$161,809), an decrease of CAD$46,264 mainly due to the decrease of corporate activities during the current period;

  (2)
  Professional services were CAD$224,884 (2016—CAD$211,168), an increase of CAD$13,716 due to an increase in legal fees incurred during the period;

  (3)
  Consulting expenses were CAD$1,412,287 (2016—CAD$757,642), an increase of CAD$654,645, due to a CAD$300,000 loyalty bonus paid to the CEO, performance bonuses paid to two consultants totaling CAD$122,000, and additional consultants retained to assist in marketing initiatives;

  (4)
  Share-based payments were CAD$794,514 (2016—CAD$221,811), an increase of CAD$572,703 due to the granting of stock options to officers, directors and consultants throughout the year;

  (5)
  Travel and investor relations were CAD$577,329 (2016—CAD$284,260), an increase of CAD$293,069 due to an increase in financing, marketing, business development, and corporate activities during the period; and

  (6)
  Foreign exchange gains were CAD$4,084 (2016—CAD$23,964), a decrease of CAD$19,880 due to fluctuations in U.S. dollars against Canadian dollars during the period.

Financial Condition

        At August 31, 2017, Alabama Graphite had current assets of CAD$652,289 (2016—CAD$314,786) and total current liabilities of CAD$495,990 (2016—CAD$521,343). At August 31, 2017, Alabama Graphite had a working capital of CAD$156,299 (2016—working capital deficiency of CAD$206,557). The liquidity position of Alabama Graphite is strengthened as compared to last year ended August 31, 2016 mainly due to capital raised via three non-brokered private placements in September 2016 and May 2017. However, Alabama Graphite will likely face a working capital deficiency again if additional capital is not raised in the next fiscal quarter. Although on December 13, 2017, Alabama Graphite announced a secured loan from Westwater for up to US$2.0 million (more see more information on page 32).

        Alabama Graphite has binding consulting agreements with two officers that contain both termination clauses and change of control provisions, totaling $440,400, provided said Consulting Agreements are terminated by Alabama Graphite or the contractor within six months of the event giving rise to the change of control.

Selected Annual Information

Year ended August 31, 2017	Revenue		Operating Loss		Fully Diluted Loss per share		Total Assets		Long-Term Liabilities		Cash Dividends
2017	CAD$	—	CAD$	3,206,731	CAD$	0.02	CAD$	8,216,993	CAD$	—	CAD$	—
2016	CAD$	—	CAD$	1,728,730	CAD$	0.01	CAD$	7,184,481	CAD$	—	CAD$	—
2015	CAD$	—	CAD$	2,197,855	CAD$	0.02	CAD$	7,953,897	CAD$	—	CAD$	—

Liquidity

        Alabama Graphite had liquid cash and cash equivalents at August 31, 2017 of CAD$508,993 compared to CAD$95,665 at August 31, 2016. At August 31, 2017, management believed that its current financial resources would allow Alabama Graphite to perform necessary regulatory and compliance work, but not for the long term. Without additional financing or other satisfactory arrangements, Alabama Graphite's financial resources would not be sufficient to develop its projects. The above conditions raised significant doubt about Alabama Graphite's ability to continue as a going concern for the following twelve months. Alabama Graphite's ability to continue as a going concern is dependent upon the ability of Alabama Graphite to obtain necessary financing or other satisfactory arrangements to fund its operating expenses and interest expense until development financing is obtained to allow Alabama Graphite to be self-sufficient. Alabama Graphite's ability to continue its development activities is dependent on management's ability to secure additional financing in the future, which may be completed in a number of ways including, but not limited to, a combination of strategic partnerships, joint venture arrangements, project debt finance, royalty financing and other capital market alternatives. Management would pursue such additional financial sources when required, and while management has been successful in securing financing in the past, there can be no assurance it will be able to do so in the future or that these sources of funding or initiatives will be available for Alabama Graphite or that they will be available on terms which are acceptable to Alabama Graphite.

        As of the date of this proxy statement and due to the interim funding provided by Westwater pursuant to the Loan Agreement that was announced on December 13, 2017, Alabama Graphite believes that it does have sufficient working capital to meet its short term ongoing financial obligations. However, Alabama Graphite will require additional financing in order to complete its Feasibility Study.

        During the past several years, Alabama Graphite has always been able to operate and develop its business without the financial support of any revenues from its operations. It has been able to continually do this due to Alabama Graphite's ability to procure new funds for itself, primarily from the equity capital markets. During the fall of 2017, Alabama Graphite considered a variety of funding sources and alternate funding techniques and also considered a traditional discounted equity private placement. Alabama Graphite recognized that the capital required for its sustainability and especially for its desired growth and project development plans, while considered feasible if pursued determinedly, would likely result in significantly discounted and dilutive financing solutions that would not be consistent with maximizing shareholder value. Accordingly, one of the important considerations of Alabama Graphite's Special Committee and its Board of Directors in regard to pursuing and approving the transaction with WWR announced on December 13, 2017 was to obtain interim loan financing on terms that would maximize shareholder value and join forces with an impressive company with, among other strengths, superior financial resourcefulness. If Alabama Graphite defaults on the loan agreement with Westwater and is required to repay the loan prior to the completion of the Westwater acquisition transaction announced on December 13, 2017, then Alabama Graphite will likely lose the assets it has pledged as collateral to Westwater and, without those assets, Alabama Graphite would not likely be able to obtain any new financing or continue as a going concern.

Equity Financing

  During the year Ended August 31, 2017

        On September 6, 2016, Alabama Graphite completed a private placement of 4,916,745 units at a price of CAD$0.15 per unit for total proceeds of CAD$737,512 (an officer of Alabama Graphite subscribed for 33,334 units for gross proceeds of CAD$5,000). Each unit comprised of one common share of Alabama Graphite and one common share purchase warrant. Each one whole common share purchase warrant entitles the holder to purchase one additional common share of Alabama Graphite at an exercise price of CAD$0.20 per share until September 6, 2018.

        On September 21, 2016, Alabama Graphite completed a private placement of 7,124,338 units at a price of CAD$0.15 per unit for total proceeds of CAD$1,068,651 (officers and directors of Alabama Graphite subscribed for 2,363,338 units for gross proceeds of CAD$354,500). Each unit comprised of one common share of Alabama Graphite and one common share purchase warrant. Each one whole common share purchase warrant entitles the holder to purchase one additional common share of Alabama Graphite at an exercise price of CAD$0.20 per share until September 21, 2018.

        On September 30, 2016, 150,000 warrants were exercised to acquire 150,000 common shares at an exercise price of CAD$0.10 per share and on October 4, 2016, 5,000 stock options were exercised to acquire 5,000 common shares at an exercise price of CAD$0.105 per share.

        On December 20, 2016, 128,571 warrants were exercised to acquire 128,571 common shares at an exercise price of CAD$0.10 per share.

        During the month of January 2017, 4,464,586 warrants were exercised to acquire 4,464,586 common shares at an exercise price of CAD$0.10 per share, 275,000 stock options were exercised to acquire 275,000 common shares at an exercise price of CAD$0.145 per share and 100,000 stock options were exercised to acquire 100,000 common shares at an exercise price of CAD$0.155 per share.

        On May 5, 2017, Alabama Graphite completed the first tranche of a private placement of 5,660,000 units at a price of CAD$0.15 per unit for total proceeds of CAD$849,000 (an officer and director of Alabama Graphite subscribed for 2,666,666 units for gross proceeds of CAD$400,000). Each unit comprised of one common share of Alabama Graphite and one common share purchase warrant. Each one whole common share purchase warrant entitles the holder to purchase one additional common share of Alabama Graphite at an exercise price of CAD$0.20 per share until May 5, 2020. In connection with the private placement, Alabama Graphite paid cash compensation in the amount of CAD$17,062 and issued 113,750 agent's warrants. Each agent's warrant entitles the holder to purchase one unit at a price of CAD$0.15 per unit on or before May 5, 2020. Each unit consists of one common share of Alabama Graphite and one common share purchase warrant. Each whole warrant entitles the holder to purchase one common share of Alabama Graphite at a price of CAD$0.20 per share for a period of 36 months following the date of issue.

        On May 10, 2017, Alabama Graphite completed the second tranche of a private placement of 3,180,000 units at a price of CAD$0.15 per unit for total proceeds of CAD$477,000 (an officer of Alabama Graphite subscribed for 1,000,000 units for gross proceeds of CAD$150,000). Each unit comprised of one common share of Alabama Graphite and one common share purchase warrant. Each one whole common share purchase warrant entitles the holder to purchase one additional common share of Alabama Graphite at an exercise price of CAD$0.20 per share until May 10, 2020. In connection with the private placement, Alabama Graphite paid cash compensation in the amount of CAD$4,444 and issued 29,400 agent's warrants. Each agent's warrant entitles the holder to purchase one unit at a price of CAD$0.15 per unit on or before May 10, 2020. Each unit consists of one common share of Alabama Graphite and one common share purchase warrant. Each whole warrant entitles the holder to purchase one common share of Alabama Graphite at a price of CAD$0.20 per share for a period of 36 months following the date of issue.

  During the Year Ended August 31, 2016

        On May 19, 2016, Alabama Graphite completed a private placement of 3,476,334 units at a price of CAD$0.15 per unit for total proceeds of CAD$521,450 (a director and officer of Alabama Graphite subscribed for 670,000 units for gross proceeds of CAD$100,500). Each unit comprised of one common share of Alabama Graphite and one common share purchase warrant. Each whole common share purchase warrant entitles the holder to purchase one additional common share of Alabama Graphite at an exercise price of CAD$0.20 per share until May 19, 2018. In connection with the private placement, Alabama Graphite paid cash compensation of CAD$17,675 and issued 117,833 agent's warrants. Each agent's warrant entitles the holder to purchase one unit at a price of CAD$0.15 per unit on or before May 19, 2017. Each unit consists of one common share of Alabama Graphite and one common share purchase warrant. Each whole warrant entitles the holder to purchase one common share of Alabama Graphite at a price of CAD$0.20 per share until May 19, 2018.

        During the year ended August 31, 2016, 1,811,000 warrants were exercised at the price of CAD$0.10 per share.

Related-Party Transactions

        As at August 31, 2017, the amounts due to directors and officers are included in accounts payable and accrued liabilities as follows:

	August 31, 2017		August 31, 2016
1163863 Ontario Limited, a private company controlled by Donald K. D. Baxter, former President, CEO and Director	CAD$	18,833	CAD$	74,449
Bolton & Bolton Inc., a private company controlled by Douglas C. Bolton, CFO		8,475		22,642
Dinwoodie Consulting Ltd., a private company controlled by Tyler W. P. Dinwoodie, President and Corporate Secretary		10,050		—
G&W Consulting Inc., a private company controlled by Ann-Marie M. Pamplin, Vice President, Investor Relations		7,000		—
Jean Depatie, Director and Chairman		—		668
Daniel P. Goffaux, Director		—		175
Jesse R. Edmondson, Project Geologist, Director of Business Development and Director of Community Relations		11,589		10,226
Richard Keevil, former VP, Project Development		—		29,380

		$55,947		$137,540

        These amounts are unsecured, non-interest bearing and have no fixed terms of repayment.

Capital Resources

        At August 31, 2017, Alabama Graphite had cash and cash equivalents of CAD$508,993 (2016—CAD$95,665). As of the date of this MD&A and due to the interim funding provided by Westwater pursuant to the Loan Agreement that was announced on December 13, 2017, Alabama Graphite believes that it does have sufficient working capital to meet its short term ongoing financial obligations. However, Alabama Graphite will require additional financing in order to complete its Feasibility Study.

Latest share capital information

        As of the date of this report, the following securities were outstanding:

Common Shares	145,315,187
Stock Options	4,550,000 (see Stock Options table below)
Warrants	26,804,730 (see Stock Warrants table below)

Stock Options

Expiry Date	Number of Options	Exercise Price(1)		Exercisable
May 19, 2018	350,000	CAD$	0.155	350,000
September 3, 2018	180,000		$0.35	180,000
September 19, 2018	400,000		$0.16/$0.19	400,000
January 20, 2019	15,000		$0.105	15,000
February 3, 2019	125,000		$0.145	125,000
September 2, 2019	650,000		$0.16	650,000
January 3, 2020	760,000		$0.155	760,000
June 12, 2020	295,000		$0.27	295,000
November 10, 2020	525,000		$0.16	525,000
January 3, 2021	500,000		$0.155	500,000
April 26, 2021	250,000		$0.17	250,000
May 10, 2021	500,000		$0.15	500,000

	4,550,000			4,550,000

(1)
Exercise price has not been adjusted to reflect the exchange ratio pursuant to the Arrangement Agreement.

        Note: Pursuant to the terms of the Arrangement, management, staff, and directors of Alabama Graphite Corp. surrendered 8,741,000 stock options on December 13, 2017 so that Westwater is not required to issue replacement securities for these Alabama Graphite securities. The 8,741,000 stock options are not reflected in the above table.

Stock Warrants

Expiry Date	Number of Warrants	Number of Shares if Exercised	Exercise Price per Share(1)
May 19, 2018	2,806,334	2,806,334	CAD$	0.20
June 30, 2018	7,137,500	7,137,500		$0.35
September 6, 2018	4,883,411	4,883,411		$0.20
September 21, 2018	4,827,668	4,827,668		$0.20
May 5, 2020	4,326,667	4,326,667		$0.20
May 5, 2020 (Finders Warrants)
Common share	113,750	113,750		$0.15
Compensation Unit Warrant		113,750		$0.20
May 10, 2020	2,680,000	2,680,000		$0.20
May 10, 2020 (Finders Warrants)
Common share	29,400	29,400		$0.15
Compensation Unit Warrant		29,400		$0.20

	26,804,730	26,947,880

(1)
Exercise price has not been adjusted to reflect the exchange ratio pursuant to the Arrangement Agreement.

        Note: Pursuant to the terms of the Arrangement, management, staff, and directors of Alabama Graphite Corp. have surrendered 4,883,337 warrants on December 13, 2017 so that Westwater is not required to issue replacement securities for these Alabama Graphite securities. The 4,883,337 warrants are not reflected in the above table.

Off-Balance Sheet Arrangements

        Alabama Graphite has no off-balance sheet arrangements.

Critical accounting policies and estimates

        Please refer to the notes of the audited consolidated financial statements for the year ended August 31, 2017 under sections "Basis of Presentation" and "Significant Accounting Policies".

Financial instruments and Risk Management

        Subsequent to the fiscal year-end of Alabama Graphite, Alabama Graphite entered into the Loan Agreement with Westwater and Alabama Graphite. See "Material Contracts Between WWR and Alabama Graphite—Loan Agreement" on page [    ] for more information regarding the Loan Agreement.

        For additional information about financial instruments and their associated risks, please refer to notes to Alabama Graphite's financial statements for the year ended August 31, 2017 under the section "Significant Accounting Policies".

Personnel

  •
  On September 26, 2016, Alabama Graphite appointed Tyler W. P. Dinwoodie as Executive Vice President;

  •
  On September 1, 2017, Alabama Graphite appointed Tyler W. P. Dinwoodie as Corporate Secretary;

  •
  On December 13, 2017, Donald K. D. Baxter resigned as President, CEO and Director of Alabama Graphite;

  •
  On December 13, 2017, Alabama Graphite appointed Dr. Gareth P. Hatch as Interim CEO and Executive Director; and

  •
  On December 13, 2017, Alabama Graphite appointed Tyler W. P. Dinwoodie as President.

        The current directors and officers of Alabama Graphite are as follows:

Name	Position	Effective Date
Dr. Gareth P. Hatch	Executive Director	December 13, 2017
	Interim Chief Executive Officer	December 13, 2017
Tyler W. P. Dinwoodie	President	December 13, 2017
	Corporate Secretary	September 1, 2017
Ann-Marie M. Pamplin	Vice President, Investor Relations	November 1, 2015
Douglas C. Bolton	Chief Financial Officer	October 22, 2015
Daniel P. Goffaux	Independent Director	May 14, 2014
Jean Depatie	Chairman of the Board	November 22, 2012

  Risks and Uncertainties

  Dependence on Outside Parties

        Alabama Graphite depends on outside parties, researchers, consultants, engineers and laboratory staff in respect of Alabama Graphite's downstream value-added graphite battery-ready products. Substantial expenditures are required to construct mines, to establish mineral reserves through drilling, to carry out environmental and social impact assessments, to develop metallurgical processes and, in the case of new properties, to develop the exploration and plant infrastructure at any particular site. If such parties' work is deficient or negligent or is not completed in a timely manner, it could have a material adverse effect on Alabama Graphite. In addition, Alabama Graphite's proprietary methods and intellectual properties related to its downstream value-added graphite processing methods are held and exist through know how, trade secrets and co-operative relationships with third party researchers and developers. Alabama Graphite does not currently have any patents or patents pending in regard to these methods. Although it is a goal of Alabama Graphite to enhance its protection and rights related to these methods once further development ensues and/or Alabama Graphite's financial resources improve, there is no assurance that Alabama Graphite will be able defend or protect these downstream processing methods and obtain and maintain any enforceable exclusivity over them.

  Litigation

        Commencing in Alabama Graphite's fourth fiscal quarter of 2017 and continuing as at the date hereof, Alabama Graphite is involved with a litigation matter involving alleged online chatroom defamation that is preliminary in nature, with no apparent evidence that the plaintiff has incurred any material damages or would be able to substantiate any such damages. Notwithstanding the foregoing, there can be no assurances that this litigation matter will not have a material adverse effect upon Alabama Graphite's business, results of operations and/or financial condition.

        Alabama Graphite has entered into legally binding agreements with various third parties on, among other things, a consulting basis. Although no unsettled litigation currently exists between Alabama Graphite and any consultants, the interpretation of the rights and obligations that arise from such agreements is open to interpretation and Alabama Graphite may disagree with the position taken by the various other parties resulting in a dispute that could potentially initiate litigation and cause Alabama Graphite to incur legal costs in the future.

        Given the speculative and unpredictable nature of litigation, the outcome of any such disputes could be time-consuming, result in costly litigation or otherwise have a material adverse effect on Alabama Graphite.

THE ARRANGEMENT AGREEMENT

        The following summary describes the material provisions of the Arrangement Agreement, dated December 13, 2017. The provisions of the Arrangement Agreement are complicated and not easily summarized. This summary may not contain all of the information about the Arrangement Agreement that is important to you. The Arrangement Agreement is attached to this proxy statement as Annex A and is incorporated by reference into this proxy statement. You are encouraged to read it carefully in its entirety for a more complete understanding of the Arrangement Agreement and the Arrangement.

        The summary of the terms of the Arrangement Agreement is not intended to provide you with any factual information about WWR or Alabama Graphite. The representations, warranties and covenants made in the Arrangement Agreement were made solely to the parties to, and solely for the purposes of, the Arrangement Agreement and as of specific dates and were qualified and subject to important limitations agreed to by WWR and Alabama Graphite in connection with negotiating the terms of the Arrangement Agreement. In particular, representations and warranties were negotiated with the principal purposes of allocating risk between the parties to the Arrangement Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and the assertions embodied in the representations and warranties contained in the Arrangement Agreement (and summarized below) are qualified by information in disclosure schedules provided by WWR to Alabama Graphite and by Alabama Graphite to WWR in connection with the signing of the Arrangement Agreement and by certain information contained in certain of WWR's filings with the SEC. These disclosure schedules and SEC filings contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Arrangement Agreement. In addition, information concerning the subject matter of the representations and warranties may have changed or may change after December 13, 2017, which subsequent information may or may not be fully reflected in public disclosures by Alabama Graphite and WWR. Accordingly, you should not rely on the representations and warranties in the Arrangement Agreement (or the summaries contained herein) as characterizations of the actual state of facts about Alabama Graphite or WWR.

General

        The Arrangement will be carried out pursuant to the Arrangement Agreement and the Plan of Arrangement. The following is a summary of the principal terms of the Arrangement Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement, which attached hereto as Annex A.

Arrangement Consideration

        Pursuant to, and subject to the terms and conditions of, the Arrangement Agreement and the Plan of Arrangement, WWR will acquire all of the issued and outstanding Alabama Graphite common shares in exchange for shares of common stock of WWR at a ratio of 0.08 of a share of the WWR's common stock for each Alabama Graphite common share. In addition, issued and outstanding options and warrants to acquire Alabama Graphite common shares will be converted into rights to purchase shares of common stock of WWR at the same exchange ratio.

Effective Date and Conditions of Arrangement

        If the requisite stockholder approvals of both WWR And Alabama Graphite are received, the Final Order of the Supreme Court of British Columbia is obtained approving the Arrangement, and all other conditions to the Arrangement becoming effective are satisfied or waived, the Arrangement will become effective at the "Effective Time" (anticipated to be 12:01 a.m. (Vancouver time) on the

"Effective Date"). It is currently expected that the Effective Date will be on or about early second quarter of 2018.

Representations and Warranties

        The Arrangement Agreement contains customary representations and warranties of each of Alabama Graphite, WWR and the Purchaser. Those representations and warranties were made solely for purposes of the Arrangement Agreement and may be subject to important qualifications, limitations and exceptions agreed to by the parties in connection with negotiating its terms. In particular, some of the representations and warranties are subject to a contractual standard of materiality or Material Adverse Effect (as defined in the Arrangement Agreement) different from that generally applicable to public disclosure to Alabama Graphite shareholders, or are used for the purpose of allocating risk between the parties to the Arrangement Agreement. For the foregoing reasons, you should not rely on the representations and warranties contained in the Arrangement Agreement as statements of factual information at the time they were made or otherwise.

        The representations and warranties of Alabama Graphite in the Arrangement Agreement relate to matters that include, among other things, organization and qualification, corporate authorization, execution and binding agreement, governmental authorization, non-contravention, capitalization, shareholders' agreements, subsidiaries, securities law matters, financial statements, disclosure controls and internal control over financial reporting, auditors, no undisclosed liabilities, absence of certain changes or events, ordinary course, long term and derivative transactions, related party transactions, no "collateral benefit", compliance with laws, authorizations and licenses, opinions of financial advisor, finders' fees, board and special committee approval, material contracts, real property, personal property, title to assets, condition of properties, no options, technical reports, interest in properties and mineral rights, operational matters, intellectual property, restrictions on conduct of business, litigation, corrupt practices legislation, environmental matters, employment matters, employee plans, insurance, taxes, disclosure, and confidentiality agreements.

        The representations and warranties of WWR and the Purchaser in the Arrangement Agreement relate to matters that include, among other things, organization and qualification, corporate authorization, execution and binding agreement, governmental authorization, non-contravention, capitalization, shareholders' agreements, subsidiaries, securities law matters, financial statements, disclosure controls and internal control over financial reporting, auditors, no undisclosed liabilities, absence of certain changes or events, ordinary course, compliance with laws, interest in properties and mineral rights, operational matters, litigation, corrupt practices legislation, environmental matters, taxes, and disclosure.

Conditions to the Arrangement Becoming Effective

        In order for the Arrangement to become effective, certain conditions must have been satisfied or waived which conditions are summarized below.

Mutual Conditions

        The respective obligations of Alabama Graphite, WWR and the Purchaser to complete the Arrangement are subject to the satisfaction or mutual wavier of the following conditions on or before the Effective Date:

  (a)
  the resolutions approving the Arrangement will have been approved and adopted by the Alabama Graphite securityholders at Alabama Graphite's special meeting in accordance with the Interim Order of the Supreme Court of British Columbia;

  (b)
  the Interim Order and the Final Order of the Supreme Court of British Columbia will have each been obtained on terms consistent with the Arrangement Agreement, and will not have been set aside or modified in a manner unacceptable to either Alabama Graphite, Westwater or the Purchaser, each acting reasonably, on appeal or otherwise;

  (c)
  the WWR stockholders' approval shall have been obtained;

  (d)
  no Law (as defined in the Arrangement Agreement) shall be in effect or threatened that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins Alabama Graphite, WWR or the Purchaser from consummating the Arrangement; and

  (e)
  the conditional approval from Nasdaq shall have been obtained by WWR with respect to the WWR Stock Issuance.

        The foregoing conditions are for the mutual benefit of the parties and may be waived, in whole or in part, by mutual consent of Alabama Graphite, WWR and the Purchaser at any time.

WWR and the Purchaser Conditions

        The obligation of WWR and the Purchaser to complete the Arrangement is subject to the satisfaction of the following additional conditions on or before the Effective Date:

  (a)
  the representations and warranties of Alabama Graphite set forth in the Arrangement Agreement were true and correct as of the date of the Arrangement Agreement and will be true and correct as of the Effective Time, in each case except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date, and Alabama Graphite will have delivered a certificate confirming same to WWR and the Purchaser, executed by two (2) senior officers of Alabama Graphite and dated the Effective Date;

  (b)
  Alabama Graphite will have fulfilled or complied in all material respects with each of the covenants of Alabama Graphite contained in the Arrangement Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and has delivered a certificate confirming same to WWR and the Purchaser, executed by two (2) senior officers of Alabama Graphite and dated the Effective Date;

  (c)
  each required Regulatory Approval will have been made, given or obtained on terms acceptable to the Purchaser and each such Regulatory Approval is in force and has not been modified;

  (d)
  there is no action or proceeding (whether, for greater certainty, by a governmental entity or any other person) pending or threatened in any jurisdiction to: (i) cease trade, enjoin, prohibit, or impose any limitations, damages or conditions on, the Purchaser's ability to acquire, hold, or exercise full rights of ownership over, any Alabama Graphite common shares, including the right to vote the Alabama Graphite common shares; (ii) prohibit, restrict or impose terms or conditions on, the Arrangement, or the ownership or operation by WWR and the Purchaser of the business or assets of WWR, the Purchaser, Alabama Graphite or their respective subsidiaries, or compel WWR or the Purchaser to dispose of or hold separate any of the business or assets of WWR, the Purchaser, Alabama Graphite or their respective subsidiaries as a result of the Arrangement; or (iv) prevent or materially delay the consummation of the Arrangement, or if the Arrangement were to be consummated, have a Material Adverse Effect with respect to Alabama Graphite;

  (e)
  dissent rights have not been exercised with respect to more than 5% of the issued and outstanding Alabama Graphite common shares;

  (f)
  there shall not have been or occurred a Material Adverse Effect with respect to Alabama Graphite that has not been publicly disclosed by Alabama Graphite prior to the date of the Arrangement Agreement. or

  (g)
  there has not been any breach of any of the Voting Agreements by any party to any such agreement other than WWR and the Purchaser.

        The foregoing conditions are for the exclusive benefit of WWR and the Purchaser and may be waived by WWR and the Purchaser at any time, in whole or in part, without prejudice to any other rights that WWR and the Purchaser may have.

Alabama Graphite Conditions

        The obligation of Alabama Graphite to complete the Arrangement is subject to the satisfaction of the following additional conditions on or before the Effective Date:

  (a)
  the representations and warranties of WWR and the Purchaser set forth in the Arrangement Agreement will be true and correct as of the date of the Arrangement Agreement and will be true and correct as of the Effective Time, in each case except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date, and each of WWR and the Purchaser will have delivered a certificate confirming same to Alabama Graphite, executed by two (2) senior officers of each of WWR and the Purchaser and dated the Effective Date;

  (b)
  each of WWR and the Purchaser will have fulfilled or complied in all material respects with each of the covenants of WWR and the Purchaser contained in the Arrangement Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and has delivered a certificate confirming same to Alabama Graphite, executed by two (2) senior officers of each of WWR and the Purchaser and dated the Effective Date; and

  (c)
  there shall not have been or occurred a Material Adverse Effect with respect to Westwater that has not been publicly disclosed by WWR prior to the date of the Arrangement Agreement.

        The foregoing conditions are for the exclusive benefit of Alabama Graphite and may be waived by Alabama Graphite at any time, in whole or in part, without prejudice to any other rights that Alabama Graphite may have.

Non-Solicitation Covenant

        Alabama Graphite has covenanted and agreed that, except as expressly contemplated by the Arrangement Agreement, Alabama Graphite shall not and shall cause its representatives to not, directly or indirectly through any other person:

  (a)
  solicit, assist, initiate, encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of Alabama Graphite or any of its subsidiaries or entering into any form of agreement, arrangement or understanding, other than a confidentiality agreement permitted by the Arrangement Agreement) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal (as defined in the Arrangement Agreement) for Alabama Graphite;

  (b)
  enter into or otherwise engage or participate in any discussions or negotiations with any person (other than WWR, the Purchaser and its affiliates) regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal for Alabama Graphite;

  (c)
  make a change in recommendation;

  (d)
  accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, or take no position or remain neutral with respect to, any Acquisition Proposal for Alabama Graphite; or

  (e)
  accept or enter into (other than a confidentiality agreement permitted by the Arrangement Agreement) or publicly propose to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal for Alabama Graphite.

        Notwithstanding the above, if at any time prior to obtaining the required securityholders' approval for the Arrangement, Alabama Graphite receives a written Acquisition Proposal, Alabama Graphite may (a) contact the person making such Acquisition Proposal and its representatives solely for the purpose of clarifying the terms and conditions of such Acquisition Proposal, and (b) engage in or participate in discussions or negotiations with such person regarding such Acquisition Proposal, and may, for a maximum of 10 calendar days after the day on which access or disclosure is first afforded to the person making the Acquisition Proposal, provide copies of, access to or disclosure of information, properties, facilities, books or records of Alabama Graphite or its subsidiaries, if and only if, in the case of this clause (b):

  (i)
  the Alabama Graphite Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes or would reasonably be expected to constitute a Superior Proposal, and, after consultation with its outside legal counsel, that the failure to engage in such discussions or negotiations would be inconsistent with its fiduciary duties;

  (ii)
  such person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar restriction with Alabama Graphite or any of its subsidiaries;

  (iii)
  Alabama Graphite has been, and continues to be, in compliance with its obligations under the non-solicitation provisions of the Arrangement Agreement;

  (iv)
  prior to providing any such copies, access or disclosure to such person, Alabama Graphite enters into a confidentiality and standstill agreement with such person (unless such person is already a party to a confidentiality and standstill agreement with Alabama Graphite) that contains a standstill provision that is no less onerous or more beneficial to such person than that in the confidentiality agreement entered into between WWR and Alabama Graphite, and is otherwise on terms that are no less favorable to Alabama Graphite than those found in the confidentiality agreement with WWR, and any such copies, access or disclosure provided to such person shall have already been (or simultaneously be) provided to the Purchaser; and

  (v)
  Alabama Graphite promptly provides WWR and the Purchaser with: (A) two business days prior written notice stating Alabama Graphite's intention to participate in such discussions or negotiations and to provide such copies, access or disclosure and that the Alabama Graphite Board has determined that failure to take such action would be inconsistent with its fiduciary duties; and (B) prior to providing any such copies, access or disclosure to such person, Alabama Graphite provides WWR and the Purchaser with a true, complete and final executed copy of the confidentiality and standstill agreement referred to above.

        Alabama Graphite has also agreed that if Alabama Graphite or any of its subsidiaries or any of its representatives, receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to Alabama Graphite or any subsidiary in connection with an Acquisition Proposal, Alabama Graphite shall promptly notify WWR and the Purchaser, at first orally, and then as soon as practicable and in any event within 24 hours in writing, of such Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all persons making the Acquisition Proposal, inquiry, proposal, offer or request, and shall provide WWR and the Purchaser with copies of all written documents, material or substantive correspondence or other material received in respect of, from or on behalf of any such persons. Alabama Graphite has agreed to keep WWR and the Purchaser fully informed on a current basis of the status of developments and negotiations with respect to such Acquisition Proposal, inquiry, proposal, offer or request, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer or request and shall provide to the Purchaser copies of all material or substantive correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence communicated to Alabama Graphite by or on behalf of any person making any such Acquisition Proposal, inquiry, proposal, offer or request.

Right to Match

        If Alabama Graphite receives an Acquisition Proposal that constitutes a Superior Proposal prior to receipt of the required approval of the resolutions to approve the Arrangement, Alabama Graphite may, subject to compliance with the relevant provisions of the Arrangement Agreement, enter into a definitive agreement with respect to such Acquisition Proposal, if and only if:

  (a)
  the person making the Superior Proposal was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar restriction with Alabama Graphite or any of its subsidiaries;

  (b)
  Alabama Graphite has been, and continues to be, in compliance with its obligations under the non-solicitation provisions of the Arrangement Agreement;

  (c)
  Alabama Graphite has delivered to WWR and the Purchaser a written notice of the determination of the Alabama Graphite Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of Alabama Graphite to enter into such definitive agreement with respect to such Superior Proposal, together with a written notice from Alabama Graphite Board regarding the value and financial terms that Alabama Graphite Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such Superior Proposal (the "Superior Proposal Notice");

  (d)
  Alabama Graphite has provided the Purchaser a copy of the proposed definitive agreement for the Superior Proposal and all supporting materials, including any financing documents supplied to Alabama Graphite in connection therewith;

  (e)
  at least five (5) business days (the "Matching Period") have elapsed from the date that is the later of the date on which WWR and the Purchaser received the Alabama Graphite Superior Proposal Notice and the date on which WWR and the Purchaser received all of the materials set forth the paragraph above;

  (f)
  during any Matching Period, WWR and the Purchaser have had the opportunity (but not the obligation), to offer to amend the Arrangement Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

  (g)
  after the Matching Period, Alabama Graphite Board (i) has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal (if applicable, compared to the terms of the Arrangement as proposed to be amended by WWR and the Purchaser) and (ii) has determined in good faith, after consultation with its outside legal counsel and financial advisors, that the failure by the Alabama Graphite Board to recommend that Alabama Graphite enter into a definitive agreement with respect to such Superior Proposal would be inconsistent with its fiduciary duties; and

  (h)
  prior to or concurrently with entering into such definitive agreement Alabama Graphite terminates the Arrangement Agreement and pays the expense reimbursement fee in accordance with the terms of the Arrangement Agreement.

        During the Matching Period, or such longer period as Alabama Graphite may approve in writing for such purpose: (a) the Alabama Graphite Board shall review any offer made by WWR and the Purchaser to amend the terms of the Arrangement Agreement and the Arrangement in good faith in order to determine whether such proposal would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal; and (b) Alabama Graphite shall negotiate in good faith with WWR and the Purchaser to make such amendments to the terms of the Arrangement Agreement and the Arrangement as would enable WWR and the Purchaser to proceed with the transactions contemplated by the Arrangement Agreement on such amended terms. If the Alabama Graphite Board determines that such Acquisition Proposal would cease to be a Superior Proposal, Alabama Graphite shall promptly so advise WWR and the Purchaser and Alabama Graphite and WWR and the Purchaser shall amend the Arrangement Agreement to reflect such offer made by WWR and the Purchaser, and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.

Insurance

        WWR has agreed that, prior to the Effective Date, Alabama Graphite may purchase customary "tail" policies of directors' and officers' liability insurance providing protection no less favorable in the aggregate than the protection provided by the policies maintained by Alabama Graphite which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date and WWR and the Purchaser will, or will cause Alabama Graphite to maintain such tail policies in effect without any reduction in scope or coverage for six (6) years from the Effective Date; provided that neither WWR nor the Purchaser will be required to pay any amounts in respect of such coverage prior to the Effective Time and provided further that the cost of such policies shall not exceed 200% of Alabama Graphite's current annual aggregate premium for policies currently maintained by Alabama Graphite.

Termination

        The Arrangement Agreement may be terminated prior to the Effective Time in certain circumstances, many of which lead to payment of the expense reimbursement fee, including:

1.
Either WWR or Alabama Graphite is entitled to terminate the Arrangement Agreement prior to the Effective Time in the following circumstances:

(a)
by mutual written agreement;

(b)
the WWR stockholders' approval of the WWR Stock Issuance is not approved by the requisite vote at the Annual Meeting provided that a party may not terminate the Arrangement Agreement if the failure to obtain the WWR's stockholder approval has been caused by, or is a result of, a breach by such party of any of its representations or warranties or the failure of such party to perform any of its covenants or agreements under the Arrangement Agreement;

(c)
the securityholder resolution approving the Arrangement is not approved by Alabama Graphite's securityholders at its annual meeting in accordance with the Interim Order provided that a party may not terminate the Arrangement Agreement if the failure to obtain the approval of Alabama's securityholders has been caused by, or is a result of, a breach by such party of any of its representations or warranties or the failure of such party to perform any of its covenants or agreements under the Arrangement Agreement;

  (d)
  after the date of the Arrangement Agreement, any Law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins Alabama Graphite, WWR or the Purchaser from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable; or

  (e)
  the Effective Time does not occur on or prior to June 30, 2018, provided that a party may not terminate the Arrangement Agreement if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such party of any of its representations or warranties or the failure of such party to perform any of its covenants or agreements under the Arrangement Agreement.

2.
Alabama Graphite is also entitled to terminate the Arrangement Agreement prior to the Effective Time in the following circumstances:

(a)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of WWR or the Purchaser under the Arrangement Agreement occurs that would cause any condition in the relevant sections of the Arrangement Agreement not to be satisfied, and such breach or failure is incapable of being cured on or prior to June 30, 2018 or is not cured in accordance with the terms of the Arrangement Agreement; provided that any willful breach shall be deemed to be incurable and Alabama Graphite is not then in breach of the Arrangement Agreement so as to cause any condition in the relevant section of the Arrangement Agreement not to be satisfied;

(b)
the WWR Board or any committee of the WWR Board fails to unanimously recommend or withdraws, amends, modifies or qualifies the WWR Board Recommendation, or publicly proposes or states its intention to do so;

(c)
prior to receipt of the required approval of the resolutions to approve the Arrangement, the Alabama Graphite Board authorizes Alabama Graphite to enter into a written agreement (other than a confidentiality and standstill agreement permitted by the Arrangement Agreement) with respect to a Superior Proposal in accordance with the Arrangement Agreement, provided Alabama Graphite is then in compliance with the non-solicitation provisions in the Arrangement Agreement and that prior to or concurrent with such termination Alabama Graphite pays the expense reimbursement fee; or

(d)
there has occurred a Material Adverse Effect with respect to WWR that has not been publicly disclosed by WWR prior to the date of the Arrangement Agreement.

3.
WWR is also entitled to terminate the Arrangement Agreement prior to the Effective Time in the following circumstances:

(a)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Alabama Graphite under the Arrangement Agreement occurs that would cause any condition in the relevant sections of the Arrangement Agreement not to be satisfied, and such breach or failure is incapable of being cured on or prior to June 30, 2018 or is not cured in accordance with the terms of the Arrangement Agreement; provided that any willful breach shall be deemed to be incurable and WWR is not then in breach of the Arrangement Agreement so as to cause any condition in the relevant section of the Arrangement Agreement not to be satisfied;

(b)
(A) the Alabama Graphite Board or any committee of the Alabama Graphite Board (1) fails to unanimously recommend or withdraws, amends, modifies or qualifies the Alabama Graphite

    Board recommendation, or publicly proposes or states its intention to do so, (2) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal or takes no position or remains neutral with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for more than five business days (or beyond the third business day prior to the date of the Alabama Graphite special meeting of the securityholders, if sooner), (3) accepts or enters into (other than a confidentiality agreement permitted by and in accordance with Section 5.3(4) of the Arrangement Agreement) or publicly proposes to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal, or (4) fails to publicly recommend or reaffirm the Alabama Graphite Board recommendation within five business days after having been requested in writing by WWR to do so (or in the event that the Meeting is scheduled to occur within such five business day period, prior to the third business day prior to the date of the Alabama Graphite special meeting of the securityholders), or (B) the Alabama Graphite breaches the non-solicitation provisions in the Arrangement Agreement in any material respect;

  (c)
  the condition relating to dissent rights is not capable of being satisfied by June 30, 2018; or

  (d)
  there has occurred a Material Adverse Effect with respect to Alabama Graphite that has not been publicly disclosed by Alabama Graphite prior to the date of the Arrangement Agreement.

Expense Reimbursement Fee

        Upon the occurrence of any of the following events, Alabama Graphite shall pay to WWR the expense reimbursement fee in accordance with the terms of the Arrangement Agreement:

  (a)
  the Arrangement Agreement shall have been terminated by WWR as a result of a change in recommendation or if Alabama Graphite breaches the non-solicitation provisions of the Arrangement Agreement in any material respect;

  (b)
  the Arrangement Agreement shall have been terminated by Alabama Graphite in order for it to enter into a written agreement with respect to a Superior Proposal in accordance with the terms of the Arrangement Agreement;

  (c)
  the Arrangement Agreement shall have been terminated under the relevant provisions of the Arrangement Agreement at such time that WWR and the Purchaser shall have been entitled to terminate the Arrangement Agreement in the circumstances described in paragraph (a) above; or

  (d)
  the Arrangement Agreement shall have been terminated by any Party if the resolutions to approve the Arrangement are not approved by the securityholders at the Alabama Graphite special meeting or the Effective Date does not occur prior to June 30, 2018, or by WWR and the Purchaser as a result of a breach of a representation or warranty set forth in the Arrangement Agreement by Alabama Graphite or a failure by Alabama Graphite to perform any covenant or agreement set forth in the Arrangement Agreement that would cause a condition not to be satisfied, if:

  i)
  prior to such termination, an Acquisition Proposal is made or publicly announced or otherwise publicly disclosed by any person or any person shall have publicly announced an intention to make an Acquisition Proposal; and

  ii)
  within 365 days following the date of such termination, (x) an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (i) above) is consummated or effected, or (y) Alabama Graphite or one or more of its subsidiaries, directly or indirectly, in one or more transactions, enters into a contract in respect of such Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in paragraph (a) above) and such Acquisition Proposal is later consummated or effected (whether or not such Acquisition Proposal is later consummated or effected within 365 days after such termination)

    For purposes of the foregoing, the term "Acquisition Proposal" shall have the meaning specified in the Arrangement Agreement, except that references to "20% or more" in the definition of "Acquisition Proposal" in the Arrangement Agreement shall be deemed to be references to "50% or more".

Amendments

        The Arrangement Agreement may be amended by the written agreement of WWR, Alabama Graphite and the Purchaser at any time before or after the stockholder meeting, except that any amendment after a stockholders' meeting, which requires approval by stockholders, may not be made without such approval.

MATERIAL CONTRACTS BETWEEN WWR AND ALABAMA GRAPHITE

Alabama Graphite Shareholder Voting Agreements

        On December 13, 2017, WWR and the Purchaser entered into the Voting and Support Agreements (the "Voting Agreements") with each of the directors and officers of Alabama Graphite and certain related shareholders (the "Supporting Shareholders"). The Voting Agreements set forth, among other things, the agreement of such shareholders to vote their Alabama Graphite common shares in favor of the Arrangement and any other matter necessary for the consummation of the Arrangement. As of December 13, 2017, 6,129,241 of the outstanding Alabama Graphite common shares were subject to the Voting Agreements, representing approximately 4.28% of the outstanding Alabama Graphite common shares. As of the record date, [      ] of the outstanding common shares were subject to the Voting Agreements, representing approximately [      ]% of the outstanding common shares.

        The Voting Agreements require voting support and prevent the Supporting Shareholders from exercising dissent rights. Each Supporting Shareholder has agreed to vote any Alabama Graphite common shares owned legally or beneficially by such shareholder (directly or indirectly) or over which he or she exercises control or direction (directly or indirectly) in favor of the Arrangement and against any acquisition proposal and/or any matter that could reasonably be expected to delay, prevent, impede or frustrate the completion of the Arrangement. Under the terms of the Voting Agreements, WWR and the Purchaser have acknowledged that any Supporting Shareholder who is also a director or officer of Alabama Graphite is bound under the Voting Agreement only in such person's capacity as a shareholder, and not in his or her capacity as a director or officer.

        The Voting Agreements terminate upon: (i) mutual agreement; (ii) a party's election following certain breaches of the other party's covenants, representations or warranties; or (iii) automatically following the termination of the Arrangement Agreement in accordance with the terms thereof.

Loan Agreement

        WWR entered into a Loan Agreement with Alabama Graphite and Alabama Graphite Sub (collectively, the "Borrower"), pursuant to which WWR is providing a secured convertible non-revolving line of credit to the Borrower of up to US$2.0 million (the "Loan"). WWR advanced approximately $0.8 million to the Borrower following the signing of the Arrangement Agreement and the closing of the Loan Agreement. As of the date of this proxy statement, WWR has advanced in the aggregate approximately $1.5 million to the Borrower. Subject to the satisfaction of certain conditions, the Borrower may continue to submit additional draw requests for disbursements of Loan proceeds pursuant to the Loan Agreement.

        The Loan will mature on June 30, 2018 and carries a 3% annual interest rate, which interest rate will increase during the occurrence of an event of default. Subject to certain TSX Venture Exchange approval and certain notice requirements, WWR may convert the Loan into Alabama Graphite common shares at a price calculated based on the per share volume adjusted market price of Alabama Graphite during the five (5) trading days after the signing of the Loan Agreement (CAD$0.0878 per share) at any time prior to the maturity of the Loan. Interest will be payable in the form of Alabama Graphite shares valued at the time of the interest payment, or in cash at the election of WWR. The Loan Agreement contains customary representations, warranties, covenants and events of default.

        The Loan is secured against 100% of the shares of Alabama Graphite Sub, and by substantially all of the Borrower's real and personal property, which includes Alabama Graphite Sub's leasehold interest in the Coosa Graphite Project and the Bama Mine Project.

        The occurrence of either termination of the Arrangement Agreement or a change of control of the Borrower constitutes an event of default under the Loan Agreement, whereupon WWR may accelerate the Loan by delivering a notice to the Borrower, on which date the entire outstanding Loan amount, including all accrued and unpaid interests, will become immediately due and payable in full. The Borrower can voluntarily prepay the Loan at any time without penalty. If the full US$2.0 million Loan is converted into Alabama Graphite shares, WWR would have held up to an approximate [      ]% interest in Alabama Graphite (assuming a market price of $0.05, the last closing price of Alabama Graphite common share on February 26, 2018).

 PROPOSAL 1: ISSUANCE OF WWR SHARES PURSUANT TO THE ARRANGEMENT AGREEMENT

        WWR Board has unanimously adopted a resolution authorizing, approving, declaring advisable and recommending to WWR stockholders for their approval the issuance of shares of WWR common stock to Alabama Graphite's stockholders in connection with the Arrangement including WWR shares underlying replacement options and warrants.

        Nasdaq Stock Market Listing Rule 5635(a) requires stockholder approval for the issuance of WWR common stock in connection with the acquisition of the stock or assets of another company if the issuance would result in an increase of 20% or more of the total number of shares of WWR common stock outstanding before any such proposed issuance.

        As of February 26, 2018, 27,929,194 shares of WWR common stock were issued and outstanding and 8,025 shares were held as treasury stock. Upon the consummation of the Arrangement, Alabama Graphite's shareholders will acquire an aggregate of 11,625,215 shares of WWR common stock, representing approximately 29.4% of the outstanding common stock of the combined company immediately after the completion of the Arrangement. In addition, WWR will issue replacement options and warrants to holders of Alabama Graphite options and warrants. Such replacement options and warrants will relate to 2,508,378 shares of WWR common stock. See "The Arrangement", "The Arrangement Agreement" and "Risk Factors" for important information about the Arrangement.

Required Vote and WWR Board's Recommendation

        Assuming the presence of a quorum, in order to become effective this proposal requires the affirmative vote of the holders of a majority of the shares of WWR common stock properly cast on the proposal at the meeting. Abstentions, failures to submit a proxy (if you do not attend the Annual Meeting in person) and any broker non-votes will have no effect on the outcome of the vote on this proposal.

THE WWR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THIS PROPOSAL.

 PROPOSAL 2: ELECTION OF DIRECTORS

        The WWR Board has nominated five directors for election at the 2018 Annual Meeting. The directors will hold office from election until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their death, resignation or removal. All of the nominees are currently WWR directors who were elected by the stockholders at the 2017 Annual Meeting, except for Terence J. Cryan, who was elected by the WWR Board on August 18, 2017 as an independent director and appointed to serve as Chairman of the Board

        If your proxy is properly completed and received in time for the Annual Meeting, and if your proxy does not indicate otherwise, the represented shares will be voted "FOR" each of the directors presented below. We have no reason to believe that any of the nominees for director will be unable to serve if elected. However, if any of these nominees becomes unavailable, the persons named in the proxy intend to vote for any alternate designated by the current WWR Board. Proxies cannot be voted for a greater number of persons than the nominees named.

        The paragraphs below describe each nominee's individual management and leadership experience for at least the last five years, which WWR believes, in the aggregate, creates a well-rounded and capable Board of Directors and contributes to the overall effectiveness of our Board and each of its Committees. Each nominee is an incumbent director. Each nominee consents to being named herein and to serve on the WWR Board if elected. There are no family relationships among any director, executive officer or any person nominated or chosen by us to become a director.

        Following each nominee's biography below, we have highlighted certain notable skills and qualifications that contributed to his selection as a member of our Board of Directors.

Name	Age	Director Since	Primary Occupation
Terence Cryan	56	2017; 2006-2016	Chairman of the Board, Westwater Resources, Inc. and Co-Founder and Managing Director, Concert Energy Partners
Christopher M. Jones	59	2013	President and Chief Executive Officer, Westwater Resources, Inc.
Marvin K. Kaiser	76	2007	Founder, Whippoorwill Consulting LLC
Tracy Pagliara	55	2017	Co-President & Co-CEO of Global Power Equipment Group, Inc.
Patrick N. Burke	48	2016	Managing Director, Rowan Hall Capital

THE WWR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW.

Terence J. Cryan
Chairman of the Board and Chairman of the Nominating and Corporate Governance Committee

        Terence J. Cryan rejoined the WWR Board as its Chairman in August 2017, has previously served as a director from October 2006 to March 2016, served as WWR's Interim President and Chief Executive Officer from September 2012 to March 2013, and previously served as Chairman of the Board from June 2014 through March 2016. Mr. Cryan has over twenty-five years of experience in international business as an investment banker in the United States and Europe. In 2001, Mr. Cryan co-founded and presently serves as the Managing Director of Concert Energy Partners, an investment and private equity firm based in New York City. Prior to that, Mr. Cryan was a Senior Managing Director in the Investment Banking Division at Bear Stearns. Earlier in his career, Mr. Cryan was a Managing Director, Energy and Natural Resources Group Head and member of the Investment Banking Operating Committee at Paine Webber. Mr. Cryan joined Paine Webber following its acquisition of Kidder, Peabody in 1994. From 2007 to 2010, Mr. Cryan also served as President and Chief Executive Officer of Medical Acoustics LLC. Mr. Cryan has also been an adjunct professor at the Metropolitan College of New York Graduate School of Business and is a frequent lecturer at finance and energy and natural resources industry gatherings. Mr. Cryan received a Master of Science degree in Economics from the London School of Economics in 1984 and a Bachelor of Arts degree in

Economics from Tufts University in 1983. Mr. Cryan has been a Director on the Board of Ocean Power Technologies, Inc., since October 2012 and has served as its Chairman since June 2014. Mr. Cryan has served as a Director on the Board of Global Power Equipment Group Inc. from January 2008 until July 2017 and has served as President and Chief Executive Officer from March 2015 until July 2017. Mr. Cryan was previously a Director on the Board of Superior Drilling Products, Inc. from June 2014 to December 2016 and was previously a director of The Providence Service Corporation from May 2009 to May 2011 and Gryphon Gold Corporation from August 2009 to December 2012. Mr. Cryan is a Board Leadership Fellow and member of the National Association of Corporate Directors.

Christopher M. Jones
President and Chief Executive Officer
Chairman of the Health, Safety, Environment and Public Affairs Committee

        Christopher M. Jones has served as President and Chief Executive Officer and a director since April 2013 and served as the interim Chairman of the Board from March 2016 to August 2017. Mr. Jones has more than 30 years' experience in the mining industry and was most recently President, Chief Executive Officer and a director of Wildcat Silver Corporation from August 2008 to May 2012, where he and his team effectively doubled the size of Wildcat Silver's resources twice using proven metallurgical technologies. Prior to that, Mr. Jones was the Chief Operating Officer and the Mining General Manger at Albian Sands Energy from April 2004 to June 2008. Mr. Jones also held management positions at RAG Coal West Inc., Phelps Dodge Sierrita Corp. and Cyprus Amax Coal Company. He is a member of the American Institute of Mining, Metallurgical, and Petroleum Engineers and is a Professional Engineer registered in Utah and Alberta. Mr. Jones received a Bachelor of Science degree in Mining Engineering at the South Dakota School of Mines and a Master of Business Administration degree from Colorado State University.

        Mr. Jones has extensive executive and leadership experience as a result of his prior employment in management roles at other companies within the mining industry, which enables him to provide valuable counsel to WWR on issues of strategic planning and corporate governance. In addition, Mr. Jones has a history of leading various mining and production operations, as well as exploration and development projects, which will be useful to WWR in its efforts to develop its asset base in New Mexico, Nevada, Utah and the Republic of Turkey and position its South Texas operations for a return to production.

Marvin K. Kaiser
Chairman of the Audit Committee and Member of the Compensation Committee and Nominating and Corporate Governance Committee

        Marvin K. Kaiser has served as a director since July 2007 and is Chairman of the Audit Committee. Since 2006, Mr. Kaiser has owned Whippoorwill Consulting LLC, a consulting practice specializing in the natural resource industry. In February 2006, Mr. Kaiser retired from The Doe Run Company, a privately held natural resources company and the largest integrated lead producer in the Western Hemisphere, where he served as Executive Vice President and Chief Administrative Officer. Prior to his thirteen years with Doe Run, Mr. Kaiser held the positions of Chief Financial Officer for Amax Gold, Olympic Mining Corporation and Ranchers Exploration at various times over a 24-year period. Mr. Kaiser graduated from Southern Illinois University with a Bachelor of Science degree in Accounting in 1963. He is a Certified Public Accountant and is experienced in all aspects of corporate finance and management. Mr. Kaiser currently serves as a director of Aurania Resources Ltd. Mr. Kaiser previously served as a director of New West Gold Corporation from May 2006 through September 2007, Constellation Copper Corporation from August 2006 through December 2008, El Capitan Precious Metals Inc. from September 2007 through April 2009, Gryphon Gold Corporation from November 2008 to December 2013, and Brigus Gold Corp. (formerly named Apollo Gold Corporation) from May 2006 to March 2014.

        Mr. Kaiser's qualifications include over 40 years in the mining and exploration industries. In addition, Mr. Kaiser's background in accounting and his prior experience serving on the audit committees of other public companies make him a valuable advisor to WWR on financial and accounting issues and uniquely qualify him to serve as WWR's Audit Committee financial expert..

Patrick N. Burke
Chairman of the Compensation Committee and Member of the Audit, Nominating and Corporate Governance and Health, Safety, Environment and Public Affairs Committees

        Patrick N. Burke has served as a director since March 2016. Mr. Burke serves as a director for ASX listed ATC Alloys Limited (formerly Hazelwood Resources Limited), Pan Pacific Petroleum NL, Triton Minerals Ltd, Bligh Resources Ltd., Tando Resources Ltd., and Meteoric Resources, Ltd. and has acted as a Director for a number of other ASX and AIM listed small to mid-cap resources companies over the past twelve years. Mr. Burke holds a Bachelor of Laws degree from the University of Western Australia and has extensive legal and corporate advisory experience developed over more than twenty-five years working in law firms, corporate advisory firms and with various companies.

        Mr. Burke's legal expertise in corporate, commercial and securities law and his fulsome experience as a director at other companies over the past decade enable him to provide counsel to WWR on strategic planning, corporate governance, potential capital raising and mergers and acquisitions.

Tracy D. Pagliara
Member of the Audit, Compensation and Nominating and Corporate Governance Committees

        Tracy D. Pagliara has served as a director since July 2017. Mr. Pagliara serves as Co-President and Co-CEO of Global Power Equipment Group Inc., a publicly traded provider of engineered products and services to the power, energy and process industries. Prior to joining Global Power in April 2010, Mr. Pagliara served as the Chief Legal Officer of Gardner Denver, Inc., a leading global manufacturer of highly engineered compressors, blowers, pumps and other fluid transfer equipment, from August 2000 through August 2008. He also had responsibility for other roles during his tenure with Gardner Denver, including Vice President of Administration, Chief Compliance Officer, and Corporate Secretary. Prior to joining Gardner Denver, Mr. Pagliara held positions of increasing responsibility in the legal departments of Verizon Communications/GTE Corporation from August 1996 to August 2000 and Kellwood Company from May 1993 to August 1996, ultimately serving in the role of Assistant General Counsel for each company. Mr. Pagliara has a B.S. in Accounting and a J.D. from the University of Illinois. He is a member of the Missouri and Illinois State Bars and a Certified Public Accountant.

        Mr. Pagliara brings to the Board extensive experience advising public companies and companies in the energy industry, in addition to companies with similar capital needs to WWR. Mr. Pagliara's background in accounting will also permit him to contribute substantially as a member of the Audit Committee.

OWNERSHIP OF WWR COMMON STOCK

        The table below sets forth information as of [      ], 2018 regarding the beneficial ownership (as defined by Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of our common stock by:

  •
  each of WWR's directors, director nominees and named executive officers identified in the 2017 Summary Compensation Table on page [      ]; and

  •
  all directors and executive officers as a group.

        To WWR's knowledge, no person or group beneficially owns more than five percent of our common stock.

        In accordance with applicable rules of the Securities and Exchange Commission (the "SEC"), beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable, and shares subject to restricted stock units that vest, within 60 days of [      ], 2018. Shares issuable pursuant to the exercise of stock options, and restricted stock units that vest, in the 60 days following [      ], 2018, are deemed outstanding for the purpose of computing the ownership percentage of the person holding such options, or shares subject to restricted stock units, but are not deemed outstanding for computing the ownership percentage of any other person. The percentage of beneficial ownership for the following table is based on 27,929,194 shares of common stock outstanding as of February 26, 2018. No shares are held by certain beneficial owners.

Name of Individual or Group(1)	Number of Shares of WWR Common Stock Beneficially Owned(2)	Percent of Class
Terence Cryan	[ ]	*
Christopher M. Jones	[ ]	*
Jeffrey L. Vigil	[ ]	*
Marvin K. Kaiser	[ ]	*
Dain A. McCoig	[ ]	*
Patrick N. Burke	[ ]	*
Tracy D. Pagliara	[ ]	*
All current directors and executive officers as a group (8 persons)	[ ]	*

*
Represents less than 1%.

(1)
All officers and directors can be reached at WWR's corporate office address of 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112.

(2)
Includes the following shares that directors and executive officers have the right to acquire within 60 days after [      ], 2018, through the vesting of restricted stock units: [      ]. Except as otherwise noted, the directors, director nominees and executive officers exercise sole voting and investment power over their shares shown in the table and none of the shares are subject to pledge.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16 of the Exchange Act, requires WWR's directors and executive officers and persons who own more than 10% of WWR's outstanding common stock to file reports of ownership and changes in ownership of WWR's common stock. To WWR's knowledge, based on a review of those forms and written representations, in 2017 all required forms were filed on time with the SEC.

 CORPORATE GOVERNANCE

WWR Board of Directors

        WWR's business and affairs are overseen by the WWR Board pursuant to the Delaware General Corporation Law and WWR's Amended and Restated Bylaws. Members of the WWR Board are kept informed of WWR's business through discussions with the Chairman and key members of management, by reviewing materials provided to them and by participating in WWR Board and Committee meetings. All members of the WWR Board are elected annually by the stockholders.

        Regular attendance at WWR Board meetings and the Annual Meeting is expected of each director. Our WWR Board held fourteen meetings during 2017. No director attended fewer than 75% of the total number of Board and applicable Committee meetings (held during the period that such director served) in 2016. The independent directors met in executive session at several of the Board meetings held in 2016. All of the directors at the time attended the 2017 Annual Meeting of Stockholders.

Board Leadership Structure

        WWR's governing documents allow the roles of Chairman and Chief Executive Officer to be filled by the same or different individuals. This approach allows the WWR Board flexibility to determine whether the two roles should be separate or combined based upon WWR's needs and the WWR Board's assessment of WWR's leadership from time to time. Currently, Mr. Cryan serves as Chairman and Mr. Jones serves as Chief Executive Officer.

Director Independence

        The WWR Board annually reviews all relationships that directors have with WWR to affirmatively determine whether the directors are "independent" under Nasdaq listing standards. The WWR Board has determined that each of Messrs. Cryan, Kaiser, Burke and Pagliara is "independent" and as a result, each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is "independent." In arriving at the foregoing independence determination, the WWR Board considered transactions and relationships between each director or any member of his immediate family and WWR, its subsidiaries or its affiliates. The WWR Board has determined that the directors designated as "independent" have no relationship with WWR that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director.

Communications With the WWR Board

        Interested parties, including WWR's stockholders, desiring to communicate with WWR's Board members, including its non-management directors as a group, may do so by mailing a request to the Secretary of Westwater Resources, Inc. at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112. Pursuant to the instruction of WWR's non-management directors, the Secretary will review inquiries and if they are relevant to, and consistent with our operations, policies and procedures, they will be forwarded to the director or directors to whom they are addressed. Inquiries not forwarded will be retained by WWR and will be made available to any director upon request.

Committees of the WWR Board

        The WWR Board has established four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Health, Safety, Environment

and Public Affairs Committee. The table below indicates the members of each standing Board Committee.

Board Member	Audit	Compensation	Nominating and Corporate Governance	Health, Safety, Environment and Public Affairs
Terence J. Cryan*			Chair
Christopher M. Jones				Chair
Marvin K. Kaiser*	Chair	X	X
Patrick N. Burke*	X	Chair	X	X
Tracy D. Pagliara*	X	X	X

*
independent director

        Each of WWR's Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee operates under a charter, adopted by the WWR Board, which is available on WWR's website at http://westwaterresources.net under "Corporate Governance," or in print, without charge, to any stockholder who sends a request to the office of the Secretary of Westwater Resources, Inc. at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112. The functions performed by each of the standing Committees are briefly described below.

The Audit Committee

        We have a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are identified below.

Members:	Marvin K. Kaiser (Chair)
Tracy Pagliara
Patrick N. Burke

        The Audit Committee held four meetings in 2017. The Audit Committee's primary responsibilities are to:

  •
  assist the WWR Board in discharging its responsibilities with respect to the accounting policies, internal controls and financial reporting of WWR;

  •
  monitor compliance with applicable laws and regulations, standards and ethical business conduct, and the systems of internal controls;

  •
  assist the WWR Board in its oversight of the qualifications, independence and performance of the registered public accounting firm engaged to be the independent auditor of WWR; and

  •
  prepare the Audit Committee report required to be included in WWR's proxy statements.

        The WWR Board has determined that Mr. Kaiser, the chairman of the Audit Committee, satisfies the criteria adopted by the SEC to serve as an "audit committee financial expert." In addition, the WWR Board has determined that each of Messrs. Kaiser, Pagliara and Burke, constituting all current members of the Audit Committee, is an independent director pursuant to the requirements under the Exchange Act and Nasdaq listing standards and is able to read and understand WWR's financial statements.

The Compensation Committee

        The Compensation Committee held four meetings in 2017. The Compensation Committee is responsible for assisting the WWR Board in setting the compensation of WWR's directors and executive officers and administering and implementing WWR's incentive compensation plans and equity based plans. The Compensation Committee's duties and responsibilities are to:

  •
  review and approve corporate goals and objectives relevant to the compensation of WWR's executive officers;

  •
  evaluate the performance of WWR's executive officers in light of such goals and objectives; and

  •
  determine and approve executive officer compensation based on such evaluation.

        The Compensation Committee also reviews and discusses the Compensation Discussion and Analysis appearing in WWR's proxy statements with WWR's management, and based on such review and discussions, has recommended to the WWR Board that the Compensation Discussion and Analysis set forth herein be included in this Proxy Statement.

        Under WWR's Compensation Committee Charter, the Compensation Committee has the authority to retain compensation consultants. In the past, the Compensation Committee engaged Buck Consultants, LLC to review and make recommendations regarding WWR's executive compensation programs. Certain elements of WWR's executive compensation programs have been developed based, in part, on the recommendations of Buck Consultants, LLC. See the discussion under the heading "Compensation Discussion and Analysis" for further information regarding the executive compensation programs. The Compensation Committee also has the authority to obtain advice and assistance from WWR executives, internal or external legal, accounting or other advisors as it determines necessary to carry out its duties.

        The Compensation Committee may delegate its authority to determine the amount and form of compensation paid to WWR's non-executive employees and consultants to officers and other appropriate supervisory personnel. It may also delegate its authority (other than its authority to determine the compensation of WWR's Chief Executive Officer) to a subcommittee of the Compensation Committee. Finally, to the extent permitted by applicable law, the Compensation Committee may delegate to one or more officers of WWR (or other appropriate personnel) the authority to recommend stock options and other stock awards for employees who are not executive officers or members of the Board of Directors of WWR.

The Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee held four meetings in 2017. The Nominating and Corporate Governance Committee's duties and responsibilities are to:

  •
  recommend to the WWR Board director nominees for the annual meeting of stockholders;

  •
  identify and recommend candidates to fill vacancies occurring between annual stockholder meetings; and

  •
  oversee all aspects of corporate governance of WWR.

        The Nominating and Corporate Governance Committee of the WWR Board identifies director candidates based on input provided by a number of sources, including members of the Committee, other directors, our stockholders, members of management and third parties. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. Any stockholder recommendation must be sent to the Secretary of Westwater Resources, Inc. at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, and must include detailed background information regarding the suggested candidate that demonstrates how the individual meets the WWR Board membership criteria discussed below. The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates.

        As part of the identification process, the Nominating and Corporate Governance Committee takes into account each candidate's business and professional skills, experience serving in management or on the board of directors of companies similar to WWR, financial literacy, independence, personal integrity and judgment. In conducting this assessment, the Nominating and Corporate Governance Committee will, in connection with its assessment and recommendation of candidates for director, consider diversity (including, but not limited to, gender, race, ethnicity, age, experience and skills) and such other factors as it deems appropriate given the then-current and anticipated future needs of the Board and WWR, and to maintain a balance of perspectives, qualifications, qualities and skills on the WWR Board. The WWR Board does not have a formal diversity policy for directors. However, the WWR Board is committed to an inclusive membership. Although the Nominating and Corporate Governance Committee may seek candidates that have different qualities and experiences at different times in order to maximize the aggregate experience, qualities and strengths of the WWR Board members, nominees for each election or appointment of directors will be evaluated using a substantially similar process. Incumbent directors who are being considered for re-nomination are re-evaluated both on their performance as directors and their continued ability to meet the required qualifications.

The Health, Safety, Environment and Public Affairs Committee

        The Health, Safety, Environment and Public Affairs Committee held one meeting in 2017. Its function is to provide oversight to WWR as WWR undertakes and conducts, in compliance with all regulatory, statutory and WWR policies, its operations in an economically and socially responsible manner, with due regard to the safety and health of its employees, the impact of its operations on the natural environment, and the social, economic, health and environmental-related impacts in the communities in which WWR operates.

Code of Ethics

        WWR has adopted a Code of Ethics for Senior Financial Officers, which is applicable to WWR's chief executive officer, chief financial officer, controller, treasurer and chief internal auditor, and a Code of Business Conduct and Ethics, which is applicable to all of WWR's directors, officers and employees. Copies of the codes are available on WWR's website at http:// http://www.westwaterresources.net/corporate/corporate-governance or in print, without charge, to any stockholder who sends a request to the office of the Secretary of Westwater Resources, Inc. at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112.

        WWR's Internet website address is provided as an inactive textual reference only. The information provided on WWR's website is not incorporated into, and does not form a part of, this proxy statement.

Related Party Transactions

        WWR's general policy with respect to related party transactions is included in its Code of Business Conduct and Ethics, the administration of which is overseen by the Audit Committee. Directors and officers of WWR are required to report any transaction that WWR would be required to disclose pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K (a "Related Party Transaction") to the Audit Committee.

        WWR collects information about potential Related Party Transactions in its annual questionnaire completed by directors and officers. Potential Related Party Transactions are subject to the review and approval of the non-interested members of the Audit Committee. In determining whether to approve any such transaction, the Audit Committee will consider such factors as it deems relevant, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in arm's length negotiations with an unrelated third party.

        WWR was not a party to any Related Party Transaction since the beginning of 2017.

Compensation Committee Interlocks and Insider Participation

        During 2017, the Compensation Committee consisted of Patrick N. Burke (Chair), Marvin K. Kaiser and Tracy Pagliara. No member of the Compensation Committee is now, or was during 2017, an officer or employee of WWR. No member of the Compensation Committee had any relationship with WWR or any of its subsidiaries during 2017 pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons. None of the executive officers of WWR currently serves or served during 2017 on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on the WWR Board or the Compensation Committee.

Board Oversight of Risk Management

        The WWR Board has overall responsibility for risk oversight with a focus on the most significant risks facing WWR. The WWR Board relies upon the President and Chief Executive Officer to supervise day-to-day risk management, who reports directly to the Board and certain Committees on such matters as appropriate.

        The WWR Board delegates certain oversight responsibilities to its Committees. For example, while the primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations and ethics rests with the management of WWR, the Audit Committee provides risk oversight with respect to WWR's financial statements, WWR's compliance with legal and regulatory requirements and corporate policies and controls, and the independent auditor's selection, retention, qualifications, objectivity and independence. Additionally, the Compensation Committee provides risk oversight with respect to WWR's compensation programs, and the Nominating and Governance Committee provides risk oversight with respect to WWR's governance structure and processes and succession planning. The WWR Board and each Committee consider reports and presentations from the members of management responsible for the matters considered to enable the WWR Board and each Committee to understand and discuss risk identification and risk management.

AUDIT COMMITTEE REPORT

        The Audit Committee, operating under a written charter adopted by the WWR Board, reports to and acts on behalf of the WWR Board by providing oversight of WWR's independent auditors and WWR's financial management and financial reporting procedures. Management has primary responsibility for preparing WWR's financial statements and establishing and maintaining effective internal financial controls and for the public reporting process. Moss Adams LLP, WWR's independent registered public accountants, is responsible for auditing those financial statements and expressing an opinion on the conformity of WWR's audited financial statements with generally accepted accounting principles.

        In this context, the Audit Committee reviewed and discussed with management and Moss Adams LLP the audited financial statements for the year ended December 31, 2017 and management's assessment of the effectiveness of WWR's internal control over financial reporting. The Audit Committee has discussed with Moss Adams LLP the matters that are required to be discussed by the applicable Public Company Accounting Oversight Board standards. Moss Adams LLP has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Moss Adams LLP's communications with the Audit Committee concerning independence, and the Audit Committee discussed with Moss Adams LLP that firm's independence. The Audit Committee also concluded that Moss Adams LLP's provision of audit and non-audit services to WWR and its affiliates is compatible with Moss Adams LLP's independence.

        Based on the considerations referred to above, the Audit Committee recommended to the WWR Board that the audited financial statements for the year ended December 31, 2017 be included in WWR's Annual Report on Form 10-K for 2017 and selected Moss Adams LLP as the independent registered public accountants for WWR for 2018.

        The Report was submitted by the following members of the Audit Committee of the WWR Board:

Marvin K. Kaiser, Chairman
Patrick N. Burke
Tracy D. Pagliara

        The information contained in the foregoing Audit Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent WWR specifically incorporates this Report by reference therein.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

        The WWR Board has unanimously appointed Hein & Associates LLP, now Moss Adams LLP, to be WWR's independent registered public accountants for the year ending December 31, 2018, and has further directed that management submit the appointment of our independent registered public accountants for ratification by the stockholders at the 2018 Annual Meeting. In recommending ratification by the stockholders of such appointment, the WWR Board is acting upon the recommendation of the Audit Committee, which has satisfied itself as to the firm's professional competence and standing.

        Ratification of the appointment of Moss Adams LLP by the stockholders is not required by law. As a matter of policy, however, such appointment is being submitted to the stockholders for ratification at the 2018 Annual Meeting because the Audit Committee and the WWR Board believe this to be a good corporate practice. The persons designated in the enclosed proxy will vote your shares "FOR" ratification unless you include instruction in your signed proxy to the contrary. If the stockholders fail to ratify the appointment of this firm, the WWR Board will reconsider the matter.

        Representatives of Moss Adams LLP are expected to be present at the Annual Meeting to answer appropriate questions from the stockholders and will be given an opportunity to make a statement on behalf of Moss Adams LLP should they desire to do so. None of WWR's directors or executive officers has any substantial interest, direct or indirect, in Moss Adams LLP.

THE WWR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF WWR.

Resignation of Hein & Associates LLP

        As previously disclosed in the Company's Current Report on Form 8-K filed with the SEC on November 17, 2017, WWR engaged Moss Adams LLP ("Moss Adams"), certified public accountants, as the principal accountant to audit WWR's financial statements effective November 16, 2017. Moss Adams replaced Hein & Associates LLP ("Hein"), which combined with Moss Adams and, as a result of this transaction, Hein resigned as WWR's principal accountant effective November 16, 2017.

        The audit reports of Hein on WWR's financial statements for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as described in the following sentence. The audit report of Hein on WWR's financial statements for the year ended December 31, 2015 contained an explanatory paragraph indicating that there was substantial doubt about the ability of WWR to continue as a going concern. The circumstances that required this disclosure in 2015 were alleviated and the opinion of Hein on the 2016 financial statements contained no explanatory paragraph.

        During the two most recent fiscal years ended December 31, 2016 and through the subsequent interim period preceding Hein's resignation, there were no disagreements between WWR and Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hein would have caused them to make reference thereto in their reports on WWR's financial statements for such years.

        During the two most recent fiscal years ended December 31, 2016 and through the subsequent interim period preceding Hein's resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

        During the two most recent fiscal years ended December 31, 2016 and through the subsequent interim period preceding Moss Adam's engagement, WWR did not consult with Moss Adams on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on WWR's financial statements, and Moss Adams did not provide either a written report or oral advise to WWR that Moss Adams concluded was an important factor considered by WWR in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

 AUDIT AND NON-AUDIT FEES

        The following table presents fees billed for professional audit services rendered by Moss Adams LLP, WWR's independent registered public accountants, for the audit of WWR's annual financial statements for 2017 and 2016, and fees billed for other services rendered by Moss Adams LLP.

	2017	2016
Audit fees(1)	$166,597	$243,126
Audit-related fees	20,450	15,023
Tax fees	—	—
All other fees	—	—

(1)
Audit fees include fees for the audits of WWR's consolidated financial statements and for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

        The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor to assure that the provision of such services does not impair the auditor's independence. All of the foregoing services were pre-approved by the Audit Committee.

EXECUTIVES AND EXECUTIVE COMPENSATION

Executive Officers

        The executive officers serve at the discretion of the WWR Board. All officers are employed on a full-time basis.

Name	Age	Position
Christopher M. Jones	59	President and Chief Executive Officer
Jeffrey L. Vigil	64	Vice President—Finance and Chief Financial Officer
Dain A. McCoig	38	Vice President—South Texas Operations

        Please see above under "Proposal 2: Election of Directors" for information about Christopher M. Jones, WWR's President and Chief Executive Officer. The following paragraphs set forth certain information concerning the business experience of WWR's other executive officers.

        Jeffrey L. Vigil joined WWR as Vice President—Finance and Chief Financial Officer in June 2013. Mr. Vigil is a mining industry financial veteran with more than thirty years of financial management experience in both production stage and development stage enterprises. Previously, he served in various financial positions, including Chief Financial Officer, at Energy Fuels, a uranium company, from April 2009 to May 2013, where he was responsible for financial and management reporting, equity financings, tax planning and compliance, treasury functions and risk management. Mr. Vigil also managed financial, operational and legal due diligence for a number of acquisitions. Prior to Energy Fuels, he served as Chief Financial Officer for Koala Corporation. Mr. Vigil is a graduate of the University of Wyoming with a Bachelor of Science degree in Accounting and is a licensed Certified Public Accountant in the state of Colorado.

        Dain A. McCoig joined WWR in 2004 as Plant Engineer and was promoted to Kingsville Dome Plant Supervisor in 2005, Senior Engineer in August 2008, Manager—South Texas Operations in April 2010 and Vice President—South Texas Operations in January 2013. Mr. McCoig earned a Bachelor of Science degree in Mechanical Engineering from Colorado School of Mines in 2002 and attained his certification as a Professional Engineer from the Texas Board of Professional Engineers in 2010.

Compensation Discussion and Analysis

        In this section, we discuss WWR's compensation philosophy and describe the compensation program for WWR's senior executive team. We explain how WWR's Board's Compensation Committee determines compensation for its senior executives and its rationale for specific 2017 decisions. We also discuss numerous changes the Committee has made to its program over the past several years to advance its fundamental objective: aligning WWR's executive compensation with the long-term interests of WWR's stockholders.

        The Compensation Discussion and Analysis describes the compensation of the following named executive officers ("NEOs"):

Name	Title
Christopher M. Jones	President, Chief Executive Officer and Director
Jeffrey L. Vigil	Vice President—Finance and Chief Financial Officer
Dain A. McCoig	Vice President—South Texas Operations

Executive Summary

        WWR's executive compensation program is designed to attract and retain qualified management personnel, to align WWR's management interests with that of its stockholders, and to reward exceptional organizational and individual performance. Performance of WWR's executives is evaluated based on financial and non-financial goals that balance achievement of short-terms goals related to the continued improvement of WWR's business and long-term goals that seek to maximize stockholder value.

2017 Achievements

        WWR achieved or advanced many of its operational and strategic goals during 2017 including:

  •
  Our entire organization was successful in achieving one full calendar year without reportable incidents in both safe work performance and environmental compliance [                ].

  •
  We were successful in eliminating the company's debt.

  •
  We plan to further diversify our business with the agreement to acquire Alabama Graphite Corp., with the closing expected in Q2 2018

  •
  We were within budgeted expenditures for the year

2017 Compensation Plan Overview

        WWR's compensation program provides total direct compensation to our NEOs that supports WWR's philosophy of pay-for-performance and alignment of incentives between its management and stockholders. To that end, WWR has implemented the following policies and practices:

  •
  Significant "At-Risk" Compensation.  A significant portion of NEO compensation and bonus opportunities are based on each NEO's individual performance and the performance of WWR. Two-thirds of the initial grants to WWR's CEO and CFO in 2013 (which continue to be the largest grants to WWR's CEO and CFO) were performance-based, with a significant risk of forfeiture.

  •
  Short-Term Incentive Compensation.  The short-term incentive compensation component of our compensation program includes an annual incentive payment, payable in cash or stock, upon the achievement of specific planned performance goals. Such incentive payment serves as a vehicle for recruitment and retention and allows WWR to deliver competitive compensation tied to performance.

  •
  Long-Term Incentive Compensation.  The long-term incentive compensation component of our compensation program includes stock options and RSUs tied to both performance and continued service. The award of such RSUs further aligns WWR's management's interests with its long-term performance and stockholder value.

  •
  Fixed Compensation.  The fixed compensation elements of WWR's compensation program include a base salary and retirement, health and welfare benefits.

  •
  Stock Ownership Guidelines.  WWR's stock ownership guidelines require that WWR's CEO and CFO obtain shares of its common stock valued at three times their base salaries within five years of starting their employment to ensure that management's interests are aligned with the long-term interests of WWR's stockholders. These ownership requirements also serve as a retention tool through holding period requirements.

  •
  No Perquisites.  WWR does not provide any perquisites, whether cash or otherwise, to our CEO, CFO or other NEOs.

  •
  Consideration of "Say-on-Pay" Vote.  As in prior years, WWR's stockholders continued to show strong support for WWR's executive compensation program by approving such program with over 87% of votes cast in favor of the "say-on-pay" proposal at the 2017 Annual Meeting. The Compensation Committee views this continued support as a strong endorsement of our program.

Philosophy and Objectives of Our Compensation Plan

        WWR's compensation program is centered around a philosophy that focuses on management retention, alignment of interests between management and the stockholders and pay-for-performance compensation. WWR believes this philosophy allows WWR to compensate its NEOs competitively, while simultaneously ensuring continued development and achievement of key business strategy goals. The Compensation Committee firmly believes that WWR's pay-for-performance philosophy should recognize both short- and long-term performance and should include both cash and equity compensation arrangements that are supported by strong corporate governance, including active and effective oversight by the Compensation Committee.

Objectives

        The Compensation Committee has outlined the following objectives for compensation of our NEOs and considers such objectives in making compensation decisions:

Objective	Description
Attraction and Retention	WWR provides competitive compensation to its NEOs and tie a significant portion of compensation to time-based and performance-based vesting requirements. Together, these actions help to ensure that WWR can continue to attract key management personnel and retain such personnel.
Pay for Performance	A significant portion of each NEO's compensation is "at-risk" or variable, based on predetermined performance criteria. Such criteria include both short- and long-term goals, as well as financial and non-financial goals. The Compensation Committee considers each of these criteria in making its compensation decisions each year.
Pay Mix	WWR uses a variety of fixed-pay and incentive compensation forms, including cash, stock, options and RSUs.
Alignment of Incentives	WWR requires its CEO and CFO to obtain a significant stock ownership stake in WWR and tie a meaningful portion of NEO compensation to awards that vest over multi-year periods.
Competitive Packages	WWR evaluates its compensation program in an effort to provide a competitive compensation package to each NEO that takes into account their responsibilities, performance and organization.

How Executive Compensation is Determined

Role of the Compensation Committee

        The Compensation Committee of the WWR Board oversees WWR's executive compensation programs. Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to the NEOs and WWR's other officers.

        The Compensation Committee is composed entirely of independent, non-management members of the WWR Board. Each member of the Compensation Committee is both a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. No Compensation Committee member participates in any of WWR's employee compensation programs. Each year WWR reviews any and all relationships that each director has with WWR, and the WWR Board subsequently reviews these findings. The responsibilities of the Compensation Committee, as stated in its charter, include the following:

  •
  review and make such recommendations to the WWR Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans;

  •
  review and approve the corporate goals and objectives that may be relevant to the compensation of WWR's NEOs;

  •
  evaluate the performance of the NEOs in light of the goals and objectives that were set and determine and approve the compensation of the NEOs based on such evaluation; and

  •
  review and approve the recommendations of the CEO with regard to the compensation of all officers of WWR other than the CEO.

Role of Management

        The Compensation Committee considers input from the CEO when making executive compensation decisions for the other NEOs. The CEO's input is useful because the CEO reviews and observes the performance of the other NEOs at WWR. No other NEO is present or privileged to the recommendations of the CEO to the Compensation Committee. The Compensation Committee and Board of Directors determine the compensation of the CEO without any management input.

Financial and Non-Financial Performance Goals

        The Compensation Committee believes that a significant portion of each NEO's compensation should be tied to WWR's performance measured against specific financial performance targets. WWR measures financial performance awards against certain operational cost targets, budget targets and development, production and/or restoration objectives. The Compensation Committee also believes that a significant portion of NEO compensation should be tied to the creation and protection of stockholder value through the achievement of non-financial performance goals and core values. Both financial and non-financial performance goals have changed from time to time and will continue to change as the conditions of WWR and the uranium and lithium markets evolve. WWR's core values are identified below.

        Core Values:    Continuous Improvement in:

  •
  Safety:

  •
  Of each other;

  •
  Of our environment;

  •
  Of the communities where we work;

  •
  Of our assets; and

  •
  Of our reputation.

  •
  Cost Management;

  •
  Everyone manages cost;

  •
  Focus on first quartile cost performance; and

  •
  Effective and efficient use of our cash.

  •
  Reliability and Integrity;

  •
  Improving our processes every day;

    •
    Leadership with integrity counts;

    •
    Empowered people make the difference; and

    •
    Conservative promises well kept.

Peer Group Analysis

        WWR has historically evaluated its compensation program against the programs at other companies in order to ensure its compensation program is competitive. Peer companies were selected based on (i) revenue scope within a reasonable range, (ii) asset size within a reasonable range of WWR's asset size, and (iii) mining companies with operational scope comparable to that of WWR—specifically, mining companies with operational activities versus pure "junior" developmental/exploration companies. To be reflective of the appropriate range of competitive pay practices, the group of companies used for this purpose was comprised of uranium mining companies in various stages of development and production, and in 2017 consisted of Azarga Uranium, Energy Fuels, UR Energy, Toro, Peninsula, Azarga, and Uranium Energy as well as the URA index fund of Uranium Developers and Producer. WWR traditionally targeted all elements of its compensation programs to provide a competitive compensation opportunity at the median range of companies whose compensation is used in WWR's peer group.

        During 2013, the Compensation Committee utilized the services of an executive search firm which provided compensation data on current market salaries and incentive packages for executives in similarly sized mining companies in North America. The Committee negotiated salaries and long-term incentive opportunities directly with WWR's new CEO and CFO in light of their level of experience, WWR's compensation packages with its former CEO and CFO, and the need for WWR to conserve cash. For WWR's other NEOs, the Committee largely continued base salary levels from prior years and established performance incentives with target payments similar to WWR's legacy programs, although with a greater portion at risk based on WWR's performance and the performance of the individual NEOs.

        In evaluating stock price performance in 2017, the Compensation Committee compared WWR's performance against the performance of the Global X Uranium ETF and Global X Lithium ETF, which the Committee concluded represents a better measure of the status of the uranium industry than any potential peer group.

Use of Compensation Consultants

        The Compensation Committee occasionally engages compensation consultants to assess executive pay packages and develop incentive plans. The Compensation Committee last utilized a consultant, Buck Consultants, LLC, in September 2010. WWR's current short-term incentive program and long-term incentive program have certain similarities with plans developed with the assistance of Buck Consultants in 2010 and 2011, but none of WWR's 2017 compensation decisions were the result of input from Buck Consultants or any other compensation consultant.

2013 Omnibus Incentive Plan

        In June 2013, WWR adopted the Uranium Resources, Inc. 2013 Omnibus Incentive Plan (the "2013 OIP"). Prior to its adoption, WWR had three other stock incentive plans for officers and certain other employees: the Amended and Restated 1995 Stock Incentive Plan (the "1995 Plan"), the 2004 Stock Incentive Plan (the "2004 Plan") and the 2007 Restricted Stock Plan (the "2007 Plan"). In addition, WWR had a stock incentive plan for directors: the 2004 Amended and Restated Directors' Stock Option and Restricted Stock Plan (the "2004 Directors' Plan" and together with the 1995 Plan, 2004 Plan and 2007 Plan, the "Prior Plans"). WWR adopted the 2013 OIP to provide flexibility in structuring its executive compensation program and to ensure that it would have a sufficient number of shares of common stock available for equity-based awards that it expects to make to eligible individuals over the next several years. The 2013 OIP replaced the Prior Plans and no more awards were or will be granted under the Prior Plans following the adoption of the 2013 OIP. We reserved a total of 83,333 shares of common stock for issuance pursuant to the 2013 OIP, plus shares that were reserved but unissued under the Prior Plans.

        The 2013 OIP provides the Compensation Committee substantial flexibility in structuring awards that meet the objectives outlined above. In particular, the 2013 OIP permits the grant of performance-based and time-based RSUs, with many possible performance criteria available as the Compensation Committee determines to be appropriate. In addition to RSUs, the 2013 OIP provides for the grant of awards of stock options, stock appreciation rights, restricted stock, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards and cash bonus awards. All of WWR's officers, directors and employees, and the officers, directors and employees of our subsidiaries and affiliates are eligible to receive awards under the 2013 OIP. In addition, consultants, advisors and certain other individuals whose participation in the 2013 OIP is determined to be in the best interests of WWR by the Compensation Committee may participate. Incentive share options, however, are only available to WWR employees.

        The 2013 OIP is administered by the Compensation Committee. The Compensation Committee also interprets the provisions of the 2013 OIP. The Compensation Committee also determines who will receive awards under the 2013 OIP, the types of award made, the terms and conditions of awards, and the number of shares of common stock subject to an award, if the award is equity-based.

Executive Compensation Elements

Overview and Compensation Mix

        The following table illustrates the principal elements of WWR's executive compensation program, each of which is evaluated and updated on an annual basis by the Compensation Committee:

Pay Element	Characteristics	Primary Objective
Base Salary	Annual fixed cash compensation	Attract and retain qualified and high performing executives
Short-Term Incentive Compensation	Annual compensation based on the achievement of predetermined performance goals	Incentivize WWR's NEOs to achieve the short-term performance goals established by the Compensation Committee
Long-Term Incentive Compensation	Long-term equity awards granted as time-based and performance-based RSUs	Retain WWR's NEOs and align their interests with the interests of WWR stockholders

        In addition to the above-mentioned elements, WWR also provides a retirement, health and welfare benefit component to the executive compensation program.

        The 2017 compensation mix for WWR's CEO and CFO demonstrates WWR's philosophy regarding significant long-term and performance-based compensation. Over 35% of the total compensation of WWR's CEO, and approximately 30% of total compensation for all of WWR's NEO, was performance-based. In addition, the significant equity grants made to the CEO and CFO in 2013 continued to incentivize long-term performance, with 2016 being the last performance year covered by the grants. The Compensation Committee made long-term incentive grants in 2017 and anticipates granting additional long-term equity awards to WWR's executive officers during the course of 2018 to continue aligning their long-term incentives with those of WWR's stockholders.

        The following is a summary of the components of the compensation policy for WWR's NEOs. As described in greater detail below, for 2017 annual and long-term incentive programs were effective for each NEO—specifically, Messrs. Jones, Vigil and McCoig.

Fixed Compensation

Base Salary

        The Compensation Committee establishes base salaries for our executives based on the scope of their responsibilities, and takes into account competitive market compensation paid by comparable mining industry companies. WWR believes that a competitive compensation program will enhance its ability to attract and retain senior executives. In each case, the Compensation Committee takes into account each officer's (i) current and prior compensation, (ii) scope of responsibilities, (iii) experience, (iv) comparable market salaries and (v) WWR's achievement of performance goals (both financial and non-financial). The Compensation Committee also (i) has the opportunity to meet with the officers at various times during the year, which allows the Compensation Committee to form its own assessment of each individual's performance and (ii) reviews reports of the CEO presented to the Compensation Committee, evaluating each of the other officers, including a review of their contributions and performance over the past year, strengths, weaknesses, development plans and succession potential.

        For fiscal 2017, after taking into account the above-mentioned factors, historical base salaries, the performance of the NEOs and the challenging uranium pricing environment, the Compensation Committee maintained base salaries for WWR's NEOs at the same levels as in fiscal 2015, as follows:

Name	Title	2017 Base Salary
Christopher M. Jones	President and Chief Executive Officer	$288,750
Jeffrey L. Vigil	Vice President—Finance and Chief Financial Officer	$210,000
Dain A. McCoig	Vice President—South Texas Operations	$173,250

        For more information about the 2017 base salaries for each of our NEOs, please see "2017 Summary Compensation Table" on page [    ].

Retirement, Health and Welfare Benefits

        WWR offers a variety of health and welfare and retirement programs to all eligible employees. The NEOs generally are eligible for the same benefit programs on the same basis as the rest of WWR's employees. WWR's health and welfare programs include medical, dental and vision. In addition to the foregoing, the NEOs are eligible to participate in the following programs:

        401(k) Profit Sharing Plan.    WWR maintains a defined contribution profit sharing plan for employees (the "401(k)") that is administered by a committee of trustees appointed by WWR. All WWR employees are eligible to participate upon the completion of one month of employment, subject to minimum age requirements. In past years, WWR has made contributions to the 401(k) without regard to current or accumulated net profits of WWR, but WWR suspended matching contributions at the beginning of January 2015.

Perquisites

        WWR does not provide any perquisites, whether cash or otherwise, to its NEOs. WWR feels that its executive compensation program, particularly given the challenging uranium pricing environment,

provides its NEOs with competitive compensation such that WWR does not need to provide any perquisites to achieve the goals of WWR's executive compensation program.

Short-Term Incentive Compensation

        In 2017, the Compensation Committee established a short-term incentive program pursuant to which each of the NEOs could earn cash or stock based on the achievement of individualized performance measures. The target value of the award was established at [60% of base salary in the case of the CEO and 30% of base salary in the case of the other NEOs]. For fiscal 2017, the performance measures and weighting of the measure for each NEO were as follows:

        Mr. Jones:

  1.
  Zero Reportable Safety and Environmental Incidents (15%)

  2.
  Compliance to board approved budget and work scope (20%)

  3.
  Keep the company adequately funded (minimum 6 months forward) (15%)

  4.
  Propose to the Board at least 2 viable M&A or other significant strategic initiatives, one of which should be a strategic partnership or other transaction to enable advancement of/ value realization from Temrezli (25%)

  5.
  Increase S/H value by more than our peer group, as measured by share price in comparison (URA + UEC + UUUU +URG + TOR + PEN + AZZ) (LAM excluded because of our ownership position) (only a positive amount will be considered) (25%)

        Mr. Vigil:

  1.
  Zero Reportable Safety and Environmental Incidents (10%)

  2.
  Compliance to board approved budget and work scope (20%)

  3.
  Keep the company adequately funded (minimum 6 months forward) (20%)

  4.
  Propose to the Board at least 2 viable M&A or other significant strategic initiatives, one of which should be a strategic partnership or other transaction to enable advancement of/ value realization from Temrezli (25%)

  5.
  Increase S/H value by more than our peer group, as measured by share price in comparison (URA + UEC + UUUU +URG + TOR + PEN + AZZ) (LAM excluded because of our ownership position) (only a positive amount will be considered) (25%)

        Mr. McCoig:

  1.
  Zero Reportable Safety and Environmental Incidents (30%)

  2.
  Compliance to board approved budget and work scope (20%)

  3.
  Personal Development Goal (To be agreed upon) (15%)

  4.
  Propose two development ideas that significantly reduce cost and scope for successful reclamation of Vasquez, Rosita, and/or Kingsville Dome (20%)

  5.
  Increase S/H value by more than our peer group, as measured by share price in comparison (URA + UEC + UUUU +URG + TOR + PEN + AZZ) (LAM excluded because of our ownership position) (only a positive amount will be considered) (15%)

        The Management Team's results in 2017 include:

  •
  Zero reportable incidents in both safety performance and environmental compliance by the entire team at Westwater Resources.

  •
  An agreement to acquire Alabama Graphite Corp., with closing expected for Q2 2018.

  •
  Costs under budget, exclusive of acquisition costs.

  •
  Elimination of any long term debt.

  •
  While important steps were taken in 2017 to improve our balance sheet and diversify our business to create new value, shareholder value for this work is yet to be realized.

Long-Term Incentive Compensation

        In 2017, the Compensation Committee also set long-term performance criteria for each of the NEOs. The long-term compensation program serves to create a balance between long-term and short-term performance imperatives. In the case of the CEO and CFO, two-thirds of Mr. Jones's initial restricted stock grant and option grant, and two-thirds of Mr. Vigil's RSU grant, vest based upon the achievement of such performance criteria, with the other one-third in each case vesting based upon continued service to WWR.

        The Compensation Committee expects the incentive program to evolve over time as WWR transitions from its current primary focus on developmental and restoration activities to an operational focus driving towards enhancement of profit and stockholder returns.

Stock Ownership Policy

        The Compensation Committee believes that stock ownership by senior management and stock-based performance compensation arrangements are beneficial in aligning management and stockholders' interests and serves as an executive retention tool through vesting and post-vesting holding period requirements. To that end, the employment agreements for each of Mr. Jones and Mr. Vigil establish stock ownership targets for each executive of stock valued at three times the initial base salary of each executive under the employment agreements. Each of Mr. Jones and Mr. Vigil has five years from his respective employment date to reach the stock ownership target. As part of our efforts to refinance and restructure WWR, Messrs. Jones and Vigil did not receive long-term incentive grants in some years to facilitate these objectives.

Target Total Direct Compensation for Fiscal 2018

        No substantial changes to WWR's compensation programs are currently envisioned for 2018. The target compensation packages for our NEOs will continue to be comprised of base salary and, subject to Compensation Committee approval, a performance-based annual incentive plan pursuant to the short-term incentive program and time-based and performance-based awards under the long-term incentive program. Base salaries have been positioned to reflect job content and competitive pay practices, as discussed above.

"Say-on-Pay" Stockholder Vote

        In 2017, as in prior years, WWR sought an advisory vote from its stockholders regarding our executive compensation program and received over 87% favorable vote supporting the program. The Compensation Committee considers the results of the advisory vote as it completes its annual review of each pay element and the compensation packages provided to our NEOs. Given the significant level of stockholder support and WWR's stockholder outreach throughout the year, the Compensation Committee concluded that WWR's compensation program continues to provide a competitive pay for performance package that effectively incentivizes its NEOs to maximize stockholder value. The Compensation Committee will continue to consider the outcome of WWR's say-on-pay votes and its stockholder views when making future compensation decisions for our NEOs.

Severance and Change in Control Arrangements

        WWR has entered into employment agreements with Messrs. Jones and Vigil that provide payments following the termination of employment under certain circumstances, including following a change in control of WWR. The Compensation Committee believes such agreements are useful in recruiting and retaining executives, provide continuity of management in the event of an actual or threatened change in control and provide the executives with the security to make decisions that are in the best long-term interest of the stockholders. The terms of these agreements are described on page [    ] under "Potential Payments Upon Termination or Change in Control."

        In addition, awards under WWR's equity incentive plans generally vest or accelerate upon a change in control of WWR. The Compensation Committee believes that the above-mentioned vesting and acceleration is appropriate on the basis that our NEOs should receive the full benefit of such awards in the event of a change in control.

Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code generally places a $1,000,000 limit on the deductibility for federal income tax purposes of the annual compensation paid to a company's CEO and each of its other three most highly compensated executive officers (excluding the CFO). However, "qualified performance-based compensation" is exempt from this deductibility limitation. Qualified performance-based compensation is compensation paid based solely upon the achievement of objective performance goals, the material terms of which are approved by the stockholders of the paying corporation.

        The Compensation Committee considers the anticipated tax treatment to WWR when determining executive compensation and routinely seeks to structure its executive compensation program in a way that preserves the deductibility of compensation payments and benefits. It should be noted, however, that there are many factors which are considered by the Compensation Committee in determining executive compensation and, similarly, there are many factors that may affect the deductibility of executive compensation. In order to maintain the flexibility to be able to compensate NEOs in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a strict policy that all executive compensation must be deductible under Section 162(m).

Actions Taken After Fiscal 2017

        Effective February 4, 2018, the Compensation Committee approved an increase of 5 percent in the salaries paid to the NEOs.

2017 Summary Compensation Table

        The following table sets forth information regarding 2017 and 2016 compensation for each of our NEOs;

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Bonus ($)	All Other Compensation ($)(2)	Total ($)
Christopher M. Jones	2017	288,750	173,250	129,938	21,514	613,452
President and CEO	2016	275,000	—	165,000	26,659	466,659
Jeffrey L. Vigil	2017	210,000	63,000	59,850	1,253	334,103
Vice President—Finance and CFO	2016	200,000	—	60,000	1,253	261,253
Dain A. McCoig	2017	173,250	51,975	44,179	1,253	270,657
Vice President—South Texas Operations	2016	165,000	—	49,500	1,253	215,753

(1)
See Note 10—Stock Based Compensation of the Notes to Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2017 for a discussion of valuation assumptions for the stock awards. The stock awards column presents the aggregate grant date fair value of RSUs calculated in accordance with FASB ASC Topic 718.

(2)
Includes life insurance premiums paid by WWR on behalf of the named officer, with the exception of Mr. Jones which includes life insurance premiums of $1,253 paid by WWR on his behalf and $20,261 paid to Mr. Jones as compensation for his position as interim Chairman of the Board of Directors from March 2016 to August 2017.

2017 Grants of Plan-Based Awards

        The table below summarizes grants of RSUs to the NEOs during 2017.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)(1)
Christopher M. Jones	9/18/2017	123,750	(2)	173,250
Jeffrey L. Vigil	9/18/2017	45,000	(2)	63,000
Dain A. McCoig	9/18/2017	37,125	(2)	51,975

(1)
See Note 10—Stock Based Compensation of the Notes to Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2017 for a discussion of valuation assumptions for the RSU awards. The aggregate grant date fair value was calculated in accordance with FASB ASC Topic 718.

(2)
On September 18, 2017, pursuant to the 2013 OIP, the NEOs were awarded RSUs which vest as follows: one-third in three equal installments on each of December 31, 2017, 2018 and 2019, and the remaining two-thirds based on satisfaction of performance and total shareholder return measures for each of 2017, 2018 and 2019.

Employment Agreements

        On March 12, 2013, WWR entered into an employment agreement with Mr. Jones in connection with his joining WWR as President and CEO. Pursuant to his employment agreement, Mr. Jones is entitled to an annual base salary, which was set initially at $275,000 and was subject to annual adjustment by the Compensation Committee, has a target bonus equal to 60% of his base salary, and was awarded 2,083 shares of WWR's restricted stock and an option to purchase 4,583 shares of WWR's common stock. In the event of a change of control (as defined therein), if Mr. Jones is terminated without cause (as defined therein), demoted or has his responsibilities materially changed, or circumstances arise that constitute good reason (as defined therein), WWR will pay Mr. Jones a severance amount equal to two years of base salary, in a lump sum within 30 days after his termination or termination of the agreement. If WWR otherwise terminates Mr. Jones without cause or fails to renew the employment agreement, or Mr. Jones otherwise terminates his employment for good reason, WWR will pay Mr. Jones severance in the amount of one year of base salary in a lump sum within 30 days after the termination date.

        On June 11, 2013, WWR entered into an employment agreement with Mr. Vigil in connection with his joining WWR as Vice President—Finance and CFO. Pursuant to his employment agreement, Mr. Vigil is entitled to an annual base salary, which was set initially at $200,000 and was subject to annual adjustment by the Compensation Committee, has a target bonus equal to 30% of his base salary, and also provided for a grant of 6,666 restricted stock units. The employment agreement also provided that in the event of a change of control (as defined therein), if Mr. Vigil is terminated without cause (as defined therein), demoted or has his responsibilities materially changed, or circumstances arise that constitute good reason (as defined therein), WWR will pay Mr. Vigil a severance amount equal to one year of base salary, in a lump sum within 30 days after his termination or termination of the agreement. However, on May 22, 2017, Mr. Vigil signed an amendment to his employment agreement to increase this severance payment from one year to one-and-a-half years of base salary. The employment agreement continues to provide that if WWR otherwise terminates Mr. Vigil without cause or fails to renew the employment agreement, or Mr. Vigil otherwise terminates his employment for good reason, WWR will pay Mr. Vigil severance in the amount of six months of base salary in a lump sum within 30 days after the termination date.

        Each employment agreement also contains customary confidentiality, non-competition and non-solicitation provisions. Each executive has agreed not to perform any work in the United States related in any way to uranium mining, or to solicit customers, suppliers or employees of WWR, during the term of the employment agreement and for a period of one year thereafter in the case of Mr. Jones or six month thereafter in the case of Mr. Vigil.

        Other than the foregoing employment agreements, WWR does not have any other employment agreements with its executive officers.

2017 Outstanding Equity Awards at Fiscal Year-End

        The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2017 for the NEOs. The table also shows unvested and unearned stock awards and RSUs assuming a market value of $1.07 per share, the closing market price of WWR's stock on December 31, 2017.

					Stock Awards
	Option Awards				Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Christopher M. Jones	4,583	—	32.76	3/12/2023	115,500	(1)	123,585
Jeffrey L. Vigil	—	—	—	—	42,000	(1)	44,940
Dain A. McCoig	—	—	—	—	[ ]		[ ]

(1)
The reported award represents the unvested portion of RSUs that vest as follows: one-third in equal installments on December 31, 2017, 2018 and 2019, subject to the achievement of performance objectives.

2017 Option Exercises and Stock Vested

        The following table sets forth certain information regarding options, restricted stock awards and restricted stock units exercised and vested, respectively, during 2017 for the NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Christopher M. Jones	—	—	20,335	22,236
Jeffrey L. Vigil	—	—	7,434	8,145
Dain A. McCoig	—	—	[—]	[—]

Potential Payments Upon Termination or Change in Control

Employment Agreements

        WWR has entered into employment agreements with each of Mr. Jones and Mr. Vigil. See "Employment Agreements" above. In the event of a change of control, if either executive is terminated without cause (as defined therein), demoted or has his responsibilities materially changed, or circumstances arise that constitute good reason (as defined therein), WWR will pay severance in an amount equal to two years of base salary in the case of Mr. Jones and one-and-one-half year of base salary in the case of Mr. Vigil, in each case in a lump sum within 30 days after his termination or termination of the agreement. If WWR otherwise terminates either executive, including following the disability of either executive, without cause, or fails to renew either employment agreement, or either executive otherwise terminates his employment for good reason, WWR will pay severance in an amount equal to one year of base salary in the case of Mr. Jones and six months of base salary in the case of Mr. Vigil, in each case in a lump sum within 30 days after the termination date. The employment agreements automatically terminate upon the death of the executive.

        The employment agreements define "change of control" as (i) any person or group of affiliated or associated persons acquires more than 50% of the voting power of WWR; (ii) the consummation of a sale of all or substantially all of the assets of WWR; (iii) the dissolution of WWR; (iv) a majority of the members of the WWR Board are replaced during any 12-month period; or (v) the consummation of any merger, consolidation, or reorganization involving WWR in which, immediately after giving effect to such merger, consolidation or reorganization, less than 50.1% of the total voting power of outstanding stock of the surviving or resulting entity is then "beneficially owned" (within the meaning of Rule 13d-3 under the Exchange Act) in the aggregate by the stockholders of WWR immediately prior to such merger, consolidation or reorganization.

Equity Incentive Plans

        Upon a change in control, the stock options granted under WWR's 2004 Plan, the restricted stock granted under WWR's 2007 Plan and any awards under WWR's 2013 Plan will immediately vest in full, to the extent not already vested, for all of WWR's NEOs.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the WWR Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into WWR's Annual Report on Form 10-K for the year ended December 31, 2017.

        This Report was submitted by the following members of the Compensation Committee of the WWR Board:

Patrick N. Burke, Chairman
Marvin K. Kaiser
Tracy D. Pagliara

        The information contained in the foregoing Compensation Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent WWR specifically incorporates this Report by reference therein.

PROPOSAL 4: ADVISORY APPROVAL OF COMPENSATION OF
THE NAMED EXECUTIVE OFFICERS

        In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, WWR is asking stockholders to approve the following advisory resolution at the 2018 Annual Meeting of Stockholders:

        "RESOLVED, that the compensation paid to WWR's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved."

        WWR is asking stockholders to approve an advisory resolution on compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related narrative discussion included in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives stockholders the opportunity to approve, reject or abstain from voting with respect to our executive compensation programs and policies and the compensation paid to the named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this Proxy Statement.

        As described in detail under the heading "Compensation Discussion and Analysis" and in the compensation tables and narrative disclosures that accompany the compensation tables, WWR's compensation program for the named executive officers is designed to reward exceptional organizational and individual performance. The primary objectives of our compensation program are to (i) enhance WWR's ability to attract and retain knowledgeable and experienced senior executives, (ii) drive and reward performance which supports WWR's core values, (iii) provide a percentage of total compensation that is "at-risk", or variable, based on predetermined performance criteria, (iv) require significant stock holdings to align the interests of our CEO and CFO with those of stockholders, and (v) set compensation and incentive levels that reflect competitive market practices.

        Although the vote on this proposal is advisory only, the WWR Board and the Compensation Committee will review and consider the voting results when evaluating our executive compensation program.

THE WWR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

 2017 DIRECTOR COMPENSATION

Annual Compensation

        In 2017, the compensation of non-employee directors consisted of an annual $50,000 cash retainer, earned at a rate of $12,500 per quarter. The compensation of WWR's current Chairman of the Board, Mr. Cryan, consisted of $27,500 per quarter. The compensation of the prior Interim Chairman of the Board, Mr. Jones, consisted of $8,000 per quarter. All of WWR's directors are also reimbursed for reasonable out-of-pocket expenses related to attendance at Board and Committee meetings.

        In addition, each non-employee director earned $1,250 per quarter for each Committee served upon, with the Chairman of each Committee earning either an additional $2,500 per quarter (in the case of the Audit and Compensation Committees) or $1,250 per quarter (in the case of the Nominating and Corporate Governance and the Health, Safety, Environment and Public Affairs Committees) for such service.

        The following table summarizes all compensation earned by WWR's directors, excluding Mr. Jones, whose compensation is set forth in the 2017 Summary Compensation Table, in the year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Marvin K. Kaiser	79,416	50,000	129,416
Terence J. Cryan	14,022	50,000	64,022
Tracy Pagliara	13,071	50,000	63,071
Tracy A. Stevenson(2)	59,918	—	59,918
Patrick N. Burke	72,011	50,000	122,011

(1)
Represents the grant date fair value of equity awards granted during 2017 in accordance with FASB ASC Topic 718. See Note 10—Stock Based Compensation of the Notes to Consolidated Financial Statements in Item 8 of this Annual Report on Form 10-K for a discussion of valuation assumptions for stock and option awards.

(2)
Mr. Stevenson resigned from the Board effective July 18, 2017.

        The number of RSUs and vested and unvested stock options held by each non-employee director at fiscal year-end 2017 is shown below:

Name	Number of Vested Options	Number of Unvested Options	Restricted Stock Units
Marvin K. Kaiser	1,390	47,291	—
Tracy Pagliara	—	47,291	—
Terence J. Cryan	—	47,291	—
Patrick N. Burke	5,558	47,291	—

 SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS

        The following table provides information as of December 31, 2017 with respect to the shares of WWR common stock that may be issued under our equity compensation plans.

Plan Category	Number of shares issuable under outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders(1)(2)	286,174	$13.59	(3)	561,232

(1)
Includes WWR's 2013 Plan, 2007 Restricted Stock Plan, 2004 Directors' Plan and Restricted Stock Plan and 2004 Stock Incentive Plan. WWR's 2013 Omnibus Incentive Plan is the only equity compensation plan under which WWR currently issues equity awards. As of June 4, 2013, WWR's 2013 Plan superseded its prior plans.

(2)
Upon completion of the Anatolia Transaction, WWR assumed Anatolia Energy's stock-compensation plans. WWR will make no further issuances or grants under the Anatolia Energy plans. At December 31, 2017, there were 90,828 shares underlying exercisable options with a weighted-average exercise price of $9.09

(3)
Weighted average exercise price of outstanding options only.

 GENERAL

Other Business

        The WWR Board knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his own judgment on such matters.

Delivery of Stockholder Documents

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        A number of brokers with account holders who are WWR stockholders may be householding our proxy materials, to the extent such stockholders have given their prior express or implied consent in accordance with SEC rules. A single proxy statement and Annual Report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker to discontinue householding and direct your written request to receive a separate proxy statement and annual report to WWR at: Westwater Resources, Inc., Attention: Secretary, 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, or by calling (303) 531-0516, and we will promptly deliver a separate proxy statement and annual report per your request. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

 FUTURE STOCKHOLDER PROPOSALS

        In order to include a stockholder proposal in WWR's proxy statement and form of proxy for the annual meeting to be held in 2019 (the "2019 Annual Meeting"), we must receive the proposal at our principal executive offices, addressed to the Secretary, no later than [            ], which is 120 calendar days before the anniversary of the date this proxy statement for the 2018 Annual Meeting is released to stockholders. However, if the date of the 2019 Annual Meeting has been changed by more than 30 days from the anniversary date of the 2018 Annual Meeting, then the deadline is a reasonable time before the company begins to print and send its proxy materials.

        Any stockholder proposal or director nomination submitted to us for consideration at the 2019 Annual Meeting but which is not intended to be included in the related proxy statement and form of proxy, must be received between 90 days and 120 days prior to [            ], which is the first anniversary of the 2018 Annual Meeting, except that if the date of the 2019 Annual Meeting is more than 30 days before or more than 70 days after such anniversary, we must receive the proposal not earlier than the close of business on the 120th day prior to the 2019 Annual Meeting and not later than the close of business on the later of 90th day prior to the 2019 Annual Meeting date or the 10th day following the date on which public announcement of the 2019 Annual Meeting is first made; otherwise, the proposal will be considered by us to be untimely and not properly brought before the meeting.

        Stockholders who wish to submit a proposal or a director nominee must meet the eligibility requirements of the SEC and comply with the requirements of our Bylaws and the SEC. In addition, pursuant to the rules and regulations of the SEC, the persons appointed as proxies for the annual meeting to be held in 2019 will have discretionary authority to vote any proxies they hold at such meeting on any matter for which WWR has not received notice by 45 days prior to the anniversary date on which this proxy statement for the 2018 Annual Meeting is mailed to WWR stockholders.

 WHERE YOU CAN FIND MORE INFORMATION

        WWR files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by WWR at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The SEC filings of WWR are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov. In addition, information relating to WWR, including WWR's SEC filings, is available through WWR's website at www.westwaterresources.net.

        WWR's Internet website address is provided as an inactive textual reference only. The information provided on WWR's website is not incorporated into, and does not form a part of, this proxy statement.

        The SEC allows WWR to "incorporate by reference" information into this proxy statement. This means that WWR can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by information that is included directly in this proxy statement or incorporated by reference subsequent to the date of this proxy statement.

        This proxy statement incorporates by reference the documents listed below that WWR has previously filed with the SEC. They contain important information about WWR and its financial condition. The following documents, which were filed by WWR with the SEC, are incorporated by reference into this proxy statement (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules):

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (filed with the SEC on March 1, 2018); and

  •
  the description of our common stock contained in our Form 8-A filed on April 11, 2007, including any amendments or reports filed for the purpose of updating the description.

        In addition, WWR incorporates by reference additional documents that it may file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the date of the meeting. These documents include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K (excluding any information furnished on any current report on Form 8-K, including the related exhibits, that pursuant to and in accordance with the rules and regulations of the SEC is not deemed "filed" for purposes of the Exchange Act) as well as proxy statements.

        You can obtain a copy of this proxy statement and any of the documents incorporated by reference into this proxy statement from WWR or from the SEC through the SEC's website at www.sec.gov. Copies of this proxy statement and documents incorporated by reference are available from WWR without charge, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference as an exhibit into this proxy statement. Your request should be mailed to

        If you have any questions concerning the Arrangement, the Annual Meeting or the proxy statement, would like additional copies of the proxy statement or need help voting your shares of common stock, please contact our proxy solicitor, Regan & Associates, at (212) 587-3005.

ALABAMA GRAPHITE CORP.

Condensed Interim Consolidated Statements of Financial Position (Unaudited)

(Expressed in Canadian Dollars)

	Notes	November 30, 2017	August 31, 2017
ASSETS
Current assets
Cash and cash equivalents		$64,149	$508,993
Receivables		37,723	49,038
Prepaid expenses and deposits		45,755	94,258

Total current assets		147,627	652,289
Exploration and evaluation assets	5	7,791,648	7,563,149
Equipment	6	1,210	1,555

TOTAL ASSETS		$7,940,485	$8,216,993

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities	9, 11	$885,702	$495,990

Total current liabilities		885,702	495,990

SHAREHOLDERS' EQUITY
Share capital	7	16,886,849	16,886,849
Contributed surplus	8	4,188,005	4,215,266
Deficit		(14,020,071)	(13,381,112)

Total shareholders' equity		7,054,783	7,721,003

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY		$7,940,485	$8,216,993

Nature and continuance of operations (Note 1) Commitments and contingencies (Notes 5, 12 and 13) Subsequent events (Note 14)
The consolidated financial statements were authorized for issue by the Board of Directors on January 26, 2018 and were signed on its behalf by:

"Jean Depatie", Director Jean Depatie	"Daniel Goffaux", Director Daniel Goffaux

See accompanying notes to the condensed interim consolidated financial statements

ALABAMA GRAPHITE CORP.

Condensed Interim Consolidated Statements of Loss and Comprehensive Loss (Unaudited)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

	Notes	2017	2016
Expenses
Amortization		$345	$345
Automobile		10,813	2,723
Consulting	9	328,853	644,244
Office and administration		41,499	34,740
Professional fees	9	163,535	22,368
Regulatory and filing		2,945	10,607
Rent		11,444	9,367
Share-based payments	9	(27,261)	452,598
Travel and investor relations		112,242	167,114

Loss before other items		644,415	1,344,106
Gain from foreign exchange		(5,456)	(21,997)

Net loss and comprehensive loss for the period		$638,959	$1,322,109

Basic and Diluted Loss Per Common Share		$0.00	$0.01

Weighted Average Number of Common Shares Outstanding—basic and diluted		145,315,187	129,547,225

See accompanying notes to the condensed interim consolidated financial statements

ALABAMA GRAPHITE CORP.

Condensed Interim Consolidated Statements of Changes in Shareholders' Equity (Unaudited)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

	Share Capital
	Number of Shares	Amount	Contributed Surplus	Deficit	Total Shareholders' Equity
Balance as at August 31, 2016	119,310,947	$13,381,873	$3,455,646	$(10,174,381)	$6,663,138
Net loss for the period				(1,322,109)	(1,322,109)
Shares issued for cash	12,041,083	1,806,163	—	—	1,806,163
Share issuance costs paid in cash	—	(86,570)	—	—	(86,570)
Share-based payments	—	—	452,598	—	452,598
Options exercised	5,000	525	—	—	525
Warrants exercised	150,000	15,000	—	—	15,000

Balance as at November 30, 2016	131,507,030	$15,116,991	$3,908,244	$(11,496,490)	$7,528,745

Balance as at August 31, 2017	145,315,187	16,886,849	4,215,266	(13,381,112)	7,721,003
Net loss for the period	—	—	—	(638,959)	(638,959)
Share-based payments	—	—	(27,261)	—	(27,261)

Balance as at November 30, 2017	145,315,187	$16,886,849	$4,188,005	$(14,020,071)	$7,054,783

See accompanying notes to the condensed interim consolidated financial statements

ALABAMA GRAPHITE CORP.

Condensed Interim Consolidated Statements of Cash Flows (Unaudited)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

	2017	2016
OPERATING ACTIVITIES
Net loss for the three month period	$(638,959)	$(1,322,109)
Add items not affecting cash:
Amortization	345	345
Share-based payments	(27,261)	452,598
Changes in non-cash working capital items:
Receivables	11,315	(74,633)
Prepaid expenses and deposits	48,503	(18,421)
Accounts payable and accrued liabilities	359,218	(202,177)

Net cash flow from operating activities	(246,839)	(1,164,397)

FINANCING ACTIVITIES
Shares issued for cash	—	1,821,688
Share issuance costs	—	(86,570)

Net cash flow from financing activities	—	1,735,118

INVESTING ACTIVITIES
Loan receivable	—	60,000
Acquisition of exploration and evaluation assets	(20,314)	(21,461)
Exploration and evaluation expenditures incurred	(177,691)	(113,639)

Net cash flow from investing activities	(198,005)	(75,100)

Change in cash and cash equivalents during the period	(444,844)	495,621
Cash and cash equivalents, beginning of the period	508,993	95,665

Cash and cash equivalents, end of the period	$64,149	$591,286

Supplemental Cash Flow Information:
Exploration and evaluation expenditures in accounts payable and accrued liabilities	$222,890	—

See accompanying notes to the condensed interim consolidated financial statements

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

1. Nature and Continuance of Operations

        Alabama Graphite Corp. (the "Company") was incorporated under the Business Corporation Act (British Columbia) on April 13, 2006. On August 28, 2012, the Company changed its name to Alabama Graphite Corp. The Company is currently trading on the TSX Venture Exchange (symbol "CSPG"), OTCB (symbol "CSPGF"), and the Frankfurt Stock Exchange (symbol "IAG"). The Company is a reporting issuer in British Columbia, Alberta and Ontario.

        The Company's office and principal office is located at First Canadian Place, 100 King Street West, Suite 5700, Toronto, ON, M5X 1C7, Canada.

        The Company is currently engaged in exploration and evaluation of its 100% owned Coosa graphite property located in Alabama, USA and associated secondary processing to produce value-added graphite products, namely Coated Spherical Purified Graphite ("CSPG") engineered for use in the manufacture of lithium-ion battery anodes. There has been no determination whether the Company's exploration and evaluation assets contain mineral reserves and resources that are economically viable. The Company has a disclosure of its Mineral Resource Estimate and Preliminary Economic Assessment for the Coosa Project in Coosa County, Alabama filed on SEDAR on November 18, 2015 and November 27, 2015 respectively.

        Although the Company has taken steps to verify title to mineral properties in which it has an interest in accordance with industry standards for the current stage of exploration for such properties, these procedures do not guarantee the Company's title. Property title may be subject to unregistered prior agreements, unregistered claims and non-compliance with regulatory and environment requirements.

        These condensed interim consolidated financial statements have been prepared on the assumption that the Company will continue as a going concern, meaning it will continue in operation for the foreseeable future and will be able to realize assets and discharge liabilities in the ordinary course of operations. Different bases of measurement may be appropriate if the Company is not expected to continue operations for the foreseeable future. At November 30, 2017, the Company had an accumulated deficit of $14,020,071 (August 31 2017—$13,381,112) and a working capital deficiency of $738,075 (August 31, 2017—working capital of $156,299). The Company incurred losses of $638,959 during the three-month period ended November 30, 2017 (2016—$1,322,109). The Company's ability to continue as a going concern is dependent upon its ability to raise adequate financing and generate profitable operations in the future. These conditions indicate the existence of material uncertainty which may cast significant doubt about the Company's ability to continue as a going concern.

        On December 13, 2017, the Company announced that it had entered into a definitive agreement (the "Arrangement Agreement") with Westwater Resources Inc. ("Westwater"), a corporation listed on Nasdaq, pursuant to which it is proposed that Westwater will acquire all the issued and outstanding securities of the Company (the "Acquisition"). Refer to Note 14 of these statements.

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

2. Basis of Presentation

Statement of compliance

        These condensed interim consolidated financial statements of the Company have been prepared in accordance with International Financial Reporting Standards ("IFRS") as issued by the International Accounting Standards Board ("IASB") and interpretations of the International Financial Reporting Interpretations Committee ("IFRIC"). Specifically, they have been prepared in accordance with International Accounting Standards ("IAS") 34 "Interim Financial Reporting".

Basis of preparation

        The financial report does not include all of the information required of a full annual financial report and is intended to provide users with an update in relation to events and transactions that are significant to an understanding of the changes in financial position and performance of the Company since the end of the last annual audited consolidated financial statements of the Company for the year ended August 31, 2017.

        These condensed interim consolidated financial statements have been prepared on an accrual basis, except for cash flow information, and are based on historical costs, except for those financial instruments carried at fair value. They are presented in Canadian dollars, which is the Company's functional currency.

Significant accounting judgments, estimates and assumptions

        The preparation of the Company's consolidated financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets, liabilities and contingent liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Estimates and assumptions are continuously evaluated and are based on management's experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances; However, actual outcomes can differ from these estimates. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

        Critical judgments in applying accounting policies:

        The following are critical judgments that management has made in the process of applying accounting policies and that have the most significant effect on the amounts recognized in the consolidated financial statements:

  •
  Income, value added, withholding and other taxes—The Company is subject to income, value added, withholding and other taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business. The Company recognizes liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. The determination of the Company's income, value added, withholding and other tax liabilities requires interpretation of complex laws and regulations. The Company's interpretation of taxation law as applied to transactions and activities may not coincide with the

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

2. Basis of Presentation (Continued)

    interpretation of the tax authorities. All tax related filings are subject to government audit and potential reassessment subsequent to the financial statement reporting period. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the tax related accruals and deferred income tax provisions in the period in which such determination is made.

  •
  Assets' carrying values and impairment charges—In the determination of carrying values and impairment charges, management looks at the higher of recoverable amount or fair value less costs to sell, in the case of assets and at objective evidence, significant or prolonged decline of fair value on financial assets indicating impairment. These determinations and their individual assumptions require that management make a decision based on the best available information at each reporting period.

  •
  Impairment of exploration and evaluation assets—While assessing whether any indications of impairment exist for exploration and evaluation assets, consideration is given to both external and internal sources of information. Information the Company considers include changes in the market, economic and legal environment in which the Company operates that are not within its control and affect the recoverable amount of exploration and evaluation assets. Internal sources of information include the manner in which mineral property interests are being used, are expected to be used and indications of expected economic performance of the assets. Estimates include, but are not limited to, estimates of the discounted future after-tax cash flows expected to be derived from the Company's mineral property interests, costs to sell the properties and the appropriate discount rate. Reductions in graphite price forecasts, increases in estimated future costs of production, increases in estimated future capital costs, reductions in the amount of recoverable graphite reserves or adverse current economics can result in a write-down of the carrying amounts of the Company's exploration and evaluation assets.

  •
  Share-based payments—Management determines costs for share-based payments using market-based valuation techniques. The fair value of the market-based and performance-based share awards are determined at the date of the grant using generally accepted valuation techniques. Assumptions are made and judgments used in applying valuation techniques. These assumptions and judgments include estimating the future volatility of the stock price, expected dividend yield, future employee turnover rates and future employee stock option exercise behaviors and performance. Such judgments and assumptions are inherently uncertain. Changes in these assumptions affect the fair value estimates.

  •
  Contingencies—(see notes 12 and 13)

Foreign currency translation

        These condensed interim consolidated financial statements are presented in Canadian dollars which is the parent company's functional currency. The functional currency of the subsidiary that has operations in the United States is the Canadian dollar.

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

2. Basis of Presentation (Continued)

        Transactions and balances:

        Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the date of the transaction. Foreign currency monetary items are translated at the period-end exchange rate. Non-monetary items measured at historical cost continue to be carried at the exchange rate at the date of the transaction. Non-monetary items measured at fair value are reported at the exchange rate at the date when fair values were determined.

        Exchange differences arising on the translation of monetary items or on settlement of monetary items are recognized in profit or loss in the statement of loss and comprehensive loss in the period in which they arise.

        Exchange differences arising on the translation of non-monetary items are recognized in other comprehensive income in the statement of loss and comprehensive loss to the extent that gains and losses arising on those non-monetary items are also recognized in other comprehensive income. Where the non-monetary gain or loss is recognized in profit or loss, the exchange component is also recognized in profit or loss.

3. Significant Accounting Policies

Principles of consolidation

        These condensed interim consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Alabama Graphite Company, Inc. ("AGC"). All significant inter-company balances and transactions, including unrealized income and expenses arising from inter-company transactions, were eliminated on consolidation.

        Subsidiaries consist of entities over which the Company is exposed to, or has rights to, variable returns as well as the ability to affect those returns through the power to direct the relevant activities of the entity. Subsidiaries are fully consolidated from the date control is transferred to the Company and are de-consolidated from the date control ceases. The financial statements include all the assets, liabilities, revenues, expenses and cash flows of the Company and its subsidiary after eliminating inter-entity balances and transactions.

Share-based payments

        The Company has adopted an employee stock option plan. Share-based payments to employees are measured at the fair value of the instruments issued and amortized over the vesting periods. Share-based payments to non-employees are measured at the fair value of goods or services received or the fair value of the equity instruments issued, if it is determined the fair value of the goods or services cannot be reliably measured, and are recorded at the date the goods or services are received. The corresponding amount is recorded to contributed surplus. The fair value of options is determined using a Black-Scholes pricing model which incorporates all market vesting conditions. The number of shares and options expected to vest is reviewed and adjusted at the end of each reporting period such that the amount recognized for services received as consideration for the equity instruments granted shall be based on the number of equity instruments that eventually vest.

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

3. Significant Accounting Policies (Continued)

Financial instruments

        The Company classifies its financial instruments in the following categories: at fair value through profit or loss, loans and receivables, held-to-maturity investments, available-for-sale and financial liabilities. The classification depends on the purpose for which the financial instruments were acquired. Management determines the classification of its financial instruments at initial recognition.

        Financial assets are classified at fair value through profit or loss when they are either held for trading for the purpose of short-term profit taking, derivatives not held for hedging purposes, or when they are designated as such to avoid an accounting mismatch or to enable performance evaluation where a group of financial assets is managed by key management personnel on a fair value basis in accordance with a documented risk management or investment strategy. Such assets are subsequently measured at fair value with changes in carrying value being included in profit or loss.

        Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are subsequently measured at amortized cost. They are included in current assets, except for maturities greater than 12 months after the end of the reporting period. These are classified as non-current assets.

        Held-to-maturity investments are non-derivative financial assets that have fixed maturities and fixed or determinable payments, and it is the Company's intention to hold these investments to maturity. They are subsequently measured at amortized cost. Held-to-maturity investments are included in non-current assets, except for those which are expected to mature within 12 months after the end of the reporting period.

        Available-for-sale financial assets are non-derivative financial assets that are designated as available-for-sale or are not suitable to be classified as financial assets at fair value through profit or loss, loans and receivables or held-to-maturity investments and are subsequently measured at fair value. These are included in current assets. Unrealized gains and losses are recognized in other comprehensive income, except for impairment losses and foreign exchange gains and losses.

        Non-derivative financial liabilities (excluding financial guarantees) are subsequently measured at amortized cost. Regular purchases and sales of financial assets are recognized on the trade-date—the date on which the group commits to purchase the asset.

        Financial assets are derecognized when the rights to receive cash flows from the investments have expired or have been transferred and the Company has transferred substantially all risks and rewards of ownership. At each reporting date the Company assesses whether there is objective evidence that a financial instrument has been impaired. In the case of available-for-sale financial instruments, a significant and prolonged decline in the value of the instrument is considered to determine whether impairment has arisen. The Company does not have any derivative financial assets and liabilities.

Site rehabilitation obligations

        Site rehabilitation obligations are recognized when a legal or constructive obligation arises. The liability is recognized at the present value of management's best estimate of the site rehabilitation

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

3. Significant Accounting Policies (Continued)

obligation. The estimate is discounted to the present value using a discount rate specific to the obligation. When the liability is initially recorded the Company capitalizes the cost by increasing the carrying amount of the related long-lived assets. The liability is accreted to its present value at each reporting period and the capitalized cost is amortized on the same basis as the related asset. Upon settlement of the liability, the Company may incur a gain or loss.

Exploration and evaluation assets

        Costs incurred before the legal rights to undertake exploration and evaluation activities were acquired are expensed as incurred. The Company capitalizes all costs related to mineral exploration properties on a property-by-property basis. Such costs include mineral property acquisition costs, exploration, evaluation and development expenditures, net of any recoveries. Costs are deferred until such time as the extent of mineralization has been determined and mineral property interests are either developed, the property is sold or the Company's mineral rights are allowed to lapse.

        From time to time, the Company may acquire or dispose of a mineral property interest pursuant to the terms of an option agreement. As such, options are exercisable entirely at the discretion of the optionee, the amounts payable or receivable are not recorded at the time of the agreement. Option payments are recorded as property costs or recoveries when the payments are made or received. At the development stage, as when the mineral reserves are proven or the permit to operate the mineral property is received and financing to complete the development has been obtained, the capitalized costs of mineral property interests will be amortized using the unit-of-production method based upon estimated proven and probable reserves.

        Management of the Company reviews the recoverability of the capitalized mineral properties at each reporting date and will recognize impairment in value based upon current exploration results, the prospect of further work being carried out by the Company, the assessment of future probability of profitable revenues from the property or from the sale of the property.

        The amount shown for exploration and evaluation assets represents costs incurred, net of write-downs and recoveries, and is not intended to represent present or future values.

Impairment of assets

        The carrying amounts of the Company's equipment and exploration and evaluation assets are reviewed at each reporting date to determine whether there is any indication of impairment. If such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss. An impairment loss is recognized whenever the carrying amount of an asset or its cash generating unit exceeds its recoverable amount. Impairment losses are recognized in the statement of loss and comprehensive loss.

        The recoverable amount of assets is the greater of an asset's fair value less cost to sell and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects the current market assessments of the time value of money and the risks specific to the asset. For an asset that does not generate cash inflows largely independent

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

3. Significant Accounting Policies (Continued)

of those from other assets, the recoverable amount is determined for the cash-generating unit to which the asset belongs.

        An impairment loss is only reversed if there is an indication that the impairment loss may no longer exist and there has been a change in the estimates used to determine the recoverable amount, however, not to an amount higher than the carrying amount that would have been determined had no impairment loss been recognized in previous years.

        Assets that have an indefinite useful life are not subject to amortization and are tested annually for impairment.

Cash and cash equivalents

        Cash and cash equivalents include cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts.

Equipment

        Equipment is recorded at cost less accumulated amortization. Amortization is calculated on the declining balance method at the following rate:

Automobile	30% per annum

        Additions during the year are amortized at one-half the annual rate.

Basic and diluted loss per share

        Loss per share is calculated using the weighted average number of common shares outstanding during the period. The dilutive effect on loss per share is calculated presuming the exercise of outstanding options, warrants and similar instruments. It assumes that the proceeds would be used to purchase common shares at the average market price during the period; However, the calculation of diluted loss per share excludes the effects of various conversions including the exercise of options and warrants that would be anti-dilutive.

        The calculation also excludes common shares that are being held in escrow at period end where the terms of release are dependent on requirements other than the passage of time. Diluted loss per share for the periods presented exclude the effects of the outstanding stock options and warrants as they were determined to be anti-dilutive.

Income taxes

        Current income tax assets and liabilities for the current period are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted at the reporting date in the countries where the Company operates and generates taxable income.

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

3. Significant Accounting Policies (Continued)

        Current income tax relating to items recognized directly in other comprehensive income or equity is recognized in other comprehensive income or equity and not in profit or loss. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

        Deferred income tax is provided using the balance sheet method on temporary differences at the reporting date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes.

        The carrying amount of deferred income tax assets is reviewed at the end of each reporting period and recognized only to the extent that it is probable that sufficient taxable income will be available to allow all or part of the deferred income tax asset to be utilized.

        Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply to the year when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.

        Deferred income tax assets and deferred income tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current income tax liabilities and the deferred income taxes relate to the same taxable entity and the same taxation authority.

4. Accounting Standards

Issued and Effective

        The following amendment was adopted during the period ended November 30, 2017.

        IAS 7—Statement of Cash Flows ("IAS 7") was amended in January 2016 to clarify that disclosures shall be provided that enable users of financial statements to evaluate changes in liabilities arising from financing activities. The amendments are effective for annual periods beginning on or after January 1, 2017. The adoption of the new standard did not have any material impact on the consolidated financial statements.

Issued But Not Yet Effective

        Certain pronouncements were issued by the IASB or the IFRIC that are mandatory for accounting periods on or after January 1, 2018. Many are not applicable or do not have a significant impact to the Company and have been excluded. The following have not yet been adopted and are being evaluated to determine their impact on the Company.

        IFRS 2—Share-based payments ("IFRS 2") was amended by the IASB in June 2016 to clarify the accounting for cash-settled share-based payment transactions that include a performance condition, the classification of share-based payments transactions with net settlement features and the accounting for modifications of share-based payment transactions from cash-settled to equity-settled. The amendments are effective for annual periods beginning on or after January 1, 2018, with earlier application permitted.

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

4. Accounting Standards (Continued)

        IFRS 9—Financial Instruments ("IFRS 9") was issued by the IASB as a complete standard in July 2014 and will replace IAS 39 Financial Instruments: Recognition and Measurement ("IAS 39"). IFRS 9 uses a single approach to determine whether a financial asset is measured at amortized cost or fair value, replacing the multiple rules in IAS 39. The approach in IFRS 9 is based on how an entity manages its financial instruments in the context of its business model and the contractual cash flow characteristics of the financial assets. Most of the requirements in IAS 39 for classification and measurement of financial liabilities were carried forward unchanged to IFRS 9, except that an entity choosing to measure a financial liability at fair value will present the portion of any change in its fair value due to changes in the entity's own credit risk in other comprehensive income, rather than within profit or loss. The new standard requires a single impairment method to be used, replacing the multiple impairment methods in IAS 39.

        IFRS 9 is effective for annual period beginning on or after January 1, 2018. Earlier adoption is permitted.

        IFRS 16—Leases ("IFRS 16") was issued in January 2016 and replaces IAS 17—Leases as well as some lease related interpretations. With certain exceptions for leases under twelve months in length or for assets of low value, IFRS 16 states that upon lease commencement a lessee recognizes a right-of-use asset and a lease liability. The right-of-use asset is initially measured at the amount of the liability plus any initial direct costs. After lease commencement, the lessee shall measure the right-of-use asset at less accumulated depreciation and accumulated impairment. A lessee shall either apply IFRS 16 with full retrospective effect or alternatively not restate comparative information but recognize the cumulative effect of initially applying AFRS 16 as an adjustment to opening equity at the date of initial application. IFRS requires that lessors classify each lease as an operating lease or a finance lease. A lease is classified as a finance lease if it transfers substantially all the risks and rewards incidental to ownership of an underlying asset. Otherwise, it is an operating lease. IFRS 16 is effective for annual periods beginning on or after January 1, 2019. Earlier adoption is permitted if IFRS 15—[Revenue from Contracts with Customers] has also been applied.

5. Exploration and Evaluation Assets

Coosa Property, Alabama, USA

        Pursuant to an agreement dated August 1, 2012 (the "Lease Agreement"), the Company has leased the mineral rights in respect of an area with a potential for graphite (the "Coosa Property") in Coosa County, Alabama, USA. In addition, the Company received an option of first refusal (the "Option") to lease the mineral rights in and to an adjacent area comprising approximately 27,515 acres.

        Under the terms of the Lease Agreement, the Company leases the Coosa Property for successive renewable 5-year terms (not to exceed 70 years) in consideration for an initial cash payment of US$30,000 (paid) and annual advance royalty payments of US$10,000 commencing from July 1, 2015 (paid July to date). The Company paid US$1,000 in respect of the grant of the Option. The Company has also agreed to pay the lessor a net smelter return royalty ("NSR") of 2% from the commercial production and sale of graphite from the properties, as well as royalties for precious metals and rare earths commercially produced and sold from the properties.

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

5. Exploration and Evaluation Assets (Continued)

        In connection with the Lease Agreement, the Company is also committed to paying or issuing additional future consideration on the following basis:

  (a)
  US$320,000 in cash (paid) for introducing the Coosa Property to the Company;

  (b)
  500,000 common shares of the Company (the "Finder's Shares") once the Company has secured the surface rights to the Coosa Property which shares are to be escrowed with 1/3 to be released after every 6 months;

  (c)
  US$100,000 upon receipt by the Company of a bankable feasibility study in respect of the leased property;

  (d)
  US$150,000 upon full permitting of the leased property; and

  (e)
  Net smelter royalties of 0.5% up to an aggregate amount of US$150,000 upon commencement of graphite operations on the Coosa Property.

        For a period of five years after the date of the Lease Agreement and provided that the Company continues the exploration activities, the lessor will provide to the Company a right of first refusal to acquire any and all mineral interests that the lessor owns, controls or represents in Coosa County, Alabama.

        In November 2012, the Company paid US$48,537 to exercise its right of first refusal to lease an additional 27,515 acres, bringing the total mineral acres under lease to 41,535 acres. The terms of this agreement are identical to the mineral lease dated August 1, 2012 such that the Company has prepaid for three years of the lease, which is structured in five-year renewable tranches for the period of 70 years. Subsequent annual payments of $16,119 have been paid to date. The Company also issued 25,000 common shares of the Company valued at $16,000 pursuant to the option lease agreement.

        On October 12, 2014, the Company obtained a permit to conduct surface exploration in Coosa County, Alabama, which expired on September 30, 2015. In accordance with the permit, the Company paid US$50,000 to the owner of the surface rights. This is in addition to the US$20,000 performance bond paid previously.

Chilton County Properties, Alabama, USA

Chestnut Creek Property

        On August 5, 2014, the Company entered into a mining lease agreement whereby the Company acquired a 100% right to explore, develop and mine the Chestnut Creek Property located in Chilton County, Alabama, for a period of 10 years renewable every five years thereafter for a maximum of 70 years. The Chestnut Creek Property comprises of approximately 1,160 acres located about 4 miles west of Coosa County line. In consideration, the Company has agreed to pay a NSR on graphite and vanadium (2%), precious metals (8%) and other minerals (5%) mined from the property. In addition, the Company has also agreed to payments as follows:

  (1)
  US$17,400 on signing (paid);

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

5. Exploration and Evaluation Assets (Continued)

  (2)
  US$5 per acre per year starting on June 1, 2015 for the first ten years (paid to date);

  (3)
  At a rate to be negotiated every five years thereafter.

        The Company has the right to purchase back one half of the graphite NSR for a one-time payment of US$1,000,000. This right of re-purchase, if exercised, will not affect the other royalties.

Bama Property, Alabama

        On July 1, 2014, the Company entered into a mining lease agreement whereby the Company acquired a 100% right to explore, develop and mine the Bama Property located in Chilton County, Alabama for a period of 10 years renewable every five years thereafter for a maximum of 70 years. The Bama Property comprises of approximately 200 acres located about 4 miles west of Coosa County. In consideration, the Company has agreed to pay a NSR on graphite and vanadium (2%), precious metals (8%) and other minerals (5%) mined from the property. In addition, the Company has also agreed to pay advance royalties, recoverable from payment of royalties, as follows:

  (1)
  US$4,000 on signing (paid);

  (2)
  A non-refundable payment of US$45 per acre (US$9,000) upon execution of the lease as payment for the first five years of the lease (paid to date);

  (3)
  US$10 per acre each year for the next five years commencing July 1, 2019; and

  (4)
  Payment per acre rate to increase by US$5 per acre every five years thereafter.

        During the three month period ended November 30, 2017, the Company incurred expenditures for exploration and evaluation assets as follows:

	Coosa County Property, Alabama	Chilton County Property, Alabama	Total
Acquisition Costs
Balance, August 31, 2017	$663,538	$33,464	$697,002
Additions:
Options payments—cash	20,314	—	20,314

Balance, November 30, 2017	$683,852	$33,464	$717,316

Deferred Exploration Costs
Balance, August 31, 2017	$6,510,626	$355,521	$6,866,147
Additions:
Geological consultants	32,550	—	32,550
Metallurgical and assays	175,238	—	175,238
Mapping	397	—	397

Total	208,185	—	208,185

Balance, November 30, 2017	$6,718,811	$355,521	$7,074,332

Total Exploration and Evaluation Assets	$7,402,663	$388,985	$7,791,648

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

5. Exploration and Evaluation Assets (Continued)

        During the three month period ended November 30, 2016, the Company incurred expenditures for exploration and evaluation assets as follows:

	Coosa County Property, Alabama	Chilton County Property, Alabama	Total
Acquisition Costs
Balance, August 31, 2016	$621,744	$33,464	$655,208
Additions:
Options payments—cash	21,461	—	21,461

Balance, November 30, 2016	$643,205	$33,464	$676,669

Deferred Exploration Costs
Balance, August 31, 2016	$5,856,031	$355,521	$6,211,552
Additions:
Environmental and reclamation	31,889	—	31,889
Geological consultants	34,473	—	34,473
Metallurgical and assays	46,311	—	46,311
Transportation and travelling	966	—	966

Total	113,639	—	113,639

Balance, November 30, 2016	$5,969,670	$355,521	$6,325,191

Total Exploration and Evaluation Assets	$6,612,875	$388,985	$7,001,860

6. Equipment

Automobile
Cost
Balance, August 31, 2016 and 2017 and November 30, 2017	$11,025
Accumulated amortization
Balance, August 31, 2016	$8,090
Additions	1,380
Balance, August 31, 2017	9,470
Additions	345
Balance, November 30, 2017	$9,815

Net book value, November 30, 2017	$1,210

Net book value, August 31, 2017	$1,555

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

7. Share Capital

Authorized

        Unlimited number of common shares without par value.

Issued and fully paid

        At November 30, 2017, there were 145,315,187 issued and fully paid common shares (August 31, 2017—145,315,187).

During the three month period ended November 30, 2017:

        No shares were issued, and no warrants or options were exercised during the period.

During the three month period ended November 30, 2016:

        On September 6, 2016, the Company completed a private placement of 4,916,745 units at a price of $0.15 per unit for total proceeds of $737,512 (an officer of the Company subscribed for 33,334 units for gross proceeds of $5,000). Each unit comprised of one common share of the Company and one common share purchase warrant. Each one whole common share purchase warrant entitles the holder to purchase one additional common share of the Company at an exercise price of $0.20 per share until September 6, 2018.

        On September 21, 2016, the Company completed a private placement of 7,124,338 units at a price of $0.15 per unit for total proceeds of $1,068,651 (officers and directors of the Company subscribed for 2,363,338 units for gross proceeds of $354,500). Each unit comprised of one common share of the Company and one common share purchase warrant. Each one whole common share purchase warrant entitles the holder to purchase one additional common share of the Company at an exercise price of $0.20 per share until September 21, 2018.

        On September 30, 2016, 150,000 warrants were exercised to acquire 150,000 common shares at an exercise price of $0.10 per share.

        On October 4, 2016, 5,000 stock options were exercised to acquire 5,000 common shares at an exercise price of $0.105 per share.

Stock options

        On December 16, 2011, the Company adopted a new stock option plan pursuant to which it may grant incentive stock options to directors, officers, employees and consultants of the Company or any affiliate thereof. As a 10% rolling plan, the aggregate number of common shares issuable as options under the plan may be up to 10% of the Company's issued and outstanding common shares on the date on which the option is granted, less common shares reserved for issuance on exercise of options then outstanding under the plan. The term of any options will be fixed by the board of directors at the time such options are granted. The exercise price of any options will be determined by the board of directors, in its sole discretion, but shall not be less than the greater of closing market price of the Company's common shares on: (i) the day proceeding the day on which the directors grant such

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

7. Share Capital (Continued)

options; and (ii) the date of grant of the options. Vesting requirements may be imposed as determined by the directors. All options will be non-assignable and non-transferable.

        Disinterested shareholder approval must be obtained for: (i) any grant of options to insiders exceeding 10% of the Company's issued common shares (calculated on a fully diluted basis); (ii) any grant of options to insiders within a one-year period exceeding 10% of the Company's issued common shares (calculated on a fully diluted basis); (iii) any grant of options to any one individual within a 12-month period exceeding 5% of the Company's issued common shares (calculated on a fully diluted basis); and (iv) any reduction in the exercise price of an option previously granted to an insider of the Company.

        The changes in stock options during the three month period ended November 30, 2017, and the year ended August 31, 2017 ,are as follows:

	Three Months Ended November 30, 2017		Year Ended August 31, 2017
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
Options outstanding, beginning of year	13,291,000	$0.18	7,071,000	$0.21
Granted	—	—	8,185,000	0.16
Exercised	—	—	(380,000)	0.15
Expired or forfeited	—	—	(1,585,000)	0.23

Options outstanding, end of year	13,291,000	$0.18	13,291,000	$0.18

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

7. Share Capital (Continued)

        Stock options outstanding and exercisable at November 30, 2017, are as follows:

Expiry Date	Number of Options Outstanding	Exercise Price	Exercisable
May 18, 2018	2,350,000	$0.155	2,209,375
August 8,2018	400,000	$0.15	400,000
September 3, 2018	280,000	$0.35	280,000
September 19, 2018	200,000	$0.16	200,000
September 19, 2018	200,000	$0.19	200,000
January 20, 2019	36,000	$0.105	36,000
February 3, 2019	330,000	$0.145	330,000
July 18, 2019	400,000	$0.18	400,000
September 2, 2019	4,100,000	$0.16	3,987,500
January 3, 2020	760,000	$0.155	760,000
June 12, 2020	1,210,000	$0.27	1,210,000
June 17, 2020	500,000	$0.27	366,667
November 10, 2020	525,000	$0.16	525,000
January 3, 2021	500,000	$0.155	500,000
April 26, 2021	250,000	$0.17	250,000
May 10, 2021	1,250,000	$0.15	1,250,000

	13,291,000	$0.18	12,904,542

Weighted average remaining contractual life			1.85 years

        On September 2, 2016, stock options were granted to officers, employees and consultants to acquire 4,500,000 common shares at an exercise price of $0.16 per share for a period of three years,. 4,350,000 options vested immediately with the remaining 150,000 options vesting quarterly in equal amounts over a three year period.

        On September 19, 2016, the Company granted incentive stock options to purchase up to 400,000 common shares to a consultant. All options vested immediately. An aggregate of 200,000 of the options entitle the consultant to acquire one common share at a price of $0.16 per share for a period of 24 months and the remaining 200,000 of the options entitle the consultant to acquire one common share each at a price of $0.19 per share for a period of 24 months.

        On October 4, 2016, stock options to acquire 5,000 common shares at $0.105 were exercised.

        On January 3, 2017, the Company announced that stock options to acquire 300,000 common shares at $0.16 per share were cancelled and options were granted to consultants and advisors to acquire 760,000 common shares at an exercise price of $0.155 per share for a period of up to three years. Also on January 3, 2017, stock options were granted to a consultant to acquire 500,000 common shares at an exercise price of $0.155 per share for a period of four years.

        On January 23, 2017, stock options to acquire 275,000 common shares at $0.145 per share and 100,000 common shares at $0.155 per share were exercised.

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

7. Share Capital (Continued)

        On April 26, 2017, stock options were granted to a consultant to acquire 250,000 common shares at an exercise price of $0.17 per common shares for a period of four years.

        On May 10, 2017, stock options were granted to directors and consultants to acquire 1,250,000 common shares at an exercise price of $0.15 per common share for a period of four years. Also on May 10, 2017, stock options were granted to a consultant to acquire 525,000 common shares at an exercise price of $0.16 per share for a period of 42 months.

        During the year ended August 31, 2016, stock options were granted to officers, employees and consultants to acquire 2,650,000 shares at $0.155 per share for a period of two years, 2,275,000 options vested immediately with the remaining 375,000 options vesting quarterly in equal amounts over a two year period. The Company also granted stock options to a director to acquire 400,000 shares at $0.15 per share for a period of two years. These options vested immediately. The fair value recorded for the stock options granted was $180,134. The Company extended the term of 290,000 stock options, exercisable at prices in the range from $0.105 to $0.35 per share that were to be cancelled on January 22, 2016 due to termination of services by an officer, to October 22, 2016. On November 6, 2016, the Company cancelled 500,000 stock options exercisable at prices in the range from $0.155 to $0.27 per share due to the termination of the services by an officer. The Company cancelled 3,154,000 stock options exercisable at prices in the range from $0.105 to $0.27 per share due to the termination of services by an officer and granted 1,000,000 stock options to the former officer and director exercisable at $0.25 per share for a period of two years. These options were cancelled on August 23, 2016.

        The fair value of the options granted was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	Three Months Ended November 30, 2017	Three Months Ended November 30, 2016
Risk-free interest rate	—	0.85%
Expected dividend yield	—	0%
Expected stock price volatility	—	93%
Expected life of options (years)	—	3
Weighted average fair value of options granted	—	$0.09
Weighted average exercise price of options granted	—	$0.16

        Option pricing models require the input of highly subjective assumptions including the expected price volatility. Volatility is based on the historical trend of the share prices of the Company. Changes in the subjective assumptions can materially affect the fair value estimate and therefore, the existing models do not necessarily provide a reliable single measure of the fair value of the Company's stock options.

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

7. Share Capital (Continued)

Warrants

        The changes in warrants during the three-month period ended November 30, 2017, and the year ended August 31, 2017 are as follows:

	Three Months Ended November 30, 2017		Year Ended August 31, 2017
	Number of Warrants	Weighted Average Exercise Price	Number of Warrants	Weighted Average Exercise Price
Warrants outstanding, beginning of year	31,688,067	$0.23	17,700,199	$0.23
Granted	—	—	21,024,233	0.20
Exercised	—	—	(4,743,157)	0.10
Expired or forfeited	—	—	(2,293,208)	0.15

Warrants outstanding, end of year	31,688,067	$0.23	31,688,067	$0.23

        The following table summarizes the warrants outstanding at November 30, 2017:

Expiry Date	Number of Warrants	Exercise Price
May 19, 2018	3,476,334	$0.20
June 30, 2018	7,187,500	$0.35
September 6, 2018	4,916,745	$0.20
September 21, 2018	7,124,338	$0.20
May 5, 2020	5,660,000	$0.20
May 5, 2020 (Finders warrants)(1)	113,750	$0.15
May 10, 2020	3,180,000	$0.20
May 10, 2020 (Finders warrants)(1)	29,400	$0.15

	31,688,067	$0.23

Weighted average remaining contractual life		1.17 years

(1)
Finders warrants are exercisable into units comprised of one common share and one common share purchase warrant.

        The fair value for agent's warrants granted during the year ended August 31, 2017, was $9,409.

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

7. Share Capital (Continued)

        The fair value of the agent's warrants granted was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	Three Month Period Ended November 30, 2017	Three Month Period Ended November 30, 2016
Risk-free interest rate	—	—
Expected dividend yield	—	—
Expected stock price volatility	—	—
Expected life of options (years)	—	—
Weighted average fair value of options granted	—	—
Weighted average exercise price of options granted	—	—

        Warrant pricing models require the input of highly subjective assumptions including the expected price volatility. Volatility is based on the historical trend of the share prices of the Company. Changes in the subjective assumptions can materially affect the fair value estimate and, therefore, the existing models do not necessarily provide a reliable single measure of the fair value of the Company's warrants.

8. Contributed Surplus

        Contributed surplus includes the accumulated fair value of options and agent/broker warrants. Contributed surplus records items recognized as share-based compensation expense and the fair value of warrants until such time that the stock options and warrants are exercised, at which time the corresponding amount will be transferred to share capital. If the options or warrants expire unexercised, the amount recorded will stay in contributed surplus.

9. Related Party Transactions

Related party balances

        The following amounts due to related parties are included in accounts payable and accrued liabilities:

	November 30, 2017	August 31, 2017
Directors and officers of the Company	$134,276	$55,947

        These amounts are unsecured, non-interest bearing and have no fixed terms of repayment.

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

9. Related Party Transactions (Continued)

        During the three month periods ended November 30, 2017, and 2016, the Company incurred the following charges with related parties:

	2017	2016
Accounting and administration fees and rent to a private company controlled by the current CFO of the Company	$26,340	$43,162
Consulting fees paid to directors and officers of the Company	176,038	490,183
Share-based payments to officers and directors of the Company	(27,261)	282,068

Total	$175,117	$815,413

        See also Notes 7 and 13.

10. Financial Risk Management

        The Company is exposed in varying degrees to a variety of financial instrument related risks. The Board of Directors approves and monitors the risk management processes, inclusive of documented investment policies, counterparty limits, and controlling and reporting structures. The type of risk exposure and the way in which such exposure is managed is provided as follows:

Credit risk

        Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company's primary exposure to credit risk is on its cash and cash equivalents held in bank accounts. The majority of cash and cash equivalents are deposited in bank accounts held with a major bank in Canada. As most of the Company's cash is held by one bank there is a concentration of credit risk. This risk is managed by using major banks that are high credit quality financial institutions as determined by rating agencies.

        As at November 30, 2017, the Company had receivables in the amount of $37,723 (2016—$112,234), which is represented by a refund expected from the Canada Revenue Agency for harmonized sales tax input credits. The Company considers credit risk with respect to these receivables as low.

Liquidity risk

        Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company has a planning and budgeting process in place to help determine the funds required to support the Company's normal operating requirements on an ongoing basis. The Company ensures that there are sufficient funds to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents.

        Historically, the Company's sole source of funding has been the issuance of equity securities for cash, primarily through private placements. The Company's access to financing is always uncertain.

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

10. Financial Risk Management (Continued)

There can be no assurance of continued access to significant equity funding. As at November 30, 2017, all the Company's financial liabilities are due within one year.

Foreign exchange risk

        Foreign currency risk is the risk that the fair values of future cash flows of a financial instrument will fluctuate because they are denominated in currencies that differ from the respective functional currency. The Company's United States subsidiary is exposed to currency risk as it incurs expenditures that are denominated in United States dollars while its functional currency is the Canadian dollar. As at November 30, 2017, the Company's subsidiary holds bank balances in the amount of US$1,747 and is indebted to suppliers in the amount of US$324,537 and GBP10,000 and CHF16,000. The Company does not hedge its exposure to fluctuations in foreign exchange rates.

Interest rate risk

        Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is exposed to interest rate risk on its cash equivalents as these instruments have original maturities of three months or less and are therefore exposed to interest rate fluctuations on renewal.

Capital management

        The Company's policy is to maintain a strong capital base so as to maintain investor and creditor confidence and to sustain future development of the business. The capital structure of the Company consists of equity, comprising share capital net of accumulated deficit.

        The Company's capital management objectives, policies and processes have remained unchanged during the three month period ended November 30, 2017, and the year ended August 31, 2017.

        The Company is not subject to any capital requirements imposed by a lending institution or regulatory body, other than of the TSX Venture Exchange ("TSXV"), which requires adequate working capital or financial resources of the greater of (i) $50,000 and (ii) an amount required in order to maintain operations and cover general and administrative expenses for a period of six months.

        As of November 30, 2017 and August 31, 2017, the Company may not be compliant with the policies of the TSXV. The impact of this violation is not known and is ultimately dependent on the discretion of the TSXV.

Classification of financial instruments

        The Company's financial instruments are classified into the following categories: loans and receivables, held to maturity and other financial liabilities.

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

10. Financial Risk Management (Continued)

        Financial assets included in the statements of financial position are as follows:

Loans and Receivables	November 30, 2017	August 31, 2017
Cash and cash equivalents	$64,149	$508,993

Total	$64,149	$508,993

        Financial liabilities included in the statements of financial position are as follows:

Other Financial Liabilities	November 30, 2017	August 31, 2017
Accounts payable and accrued liabilities	$885,702	$495,990

Total	$885,702	$495,990

Fair value

        The fair value of the Company's financial assets and liabilities approximates the carrying amount due to their short-term nature. Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

  •
  Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities;

  •
  Level 2—Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and

  •
  Level 3—Inputs that are not based on observable market data.

11. Segmented Information

        The Company's equipment and exploration and evaluation assets are located in Alabama, USA.

12. Environmental Contingencies

        The Company's exploration and evaluation activities are subject to various laws and regulations governing the protection of the environment. These laws and regulations are continually changing and generally becoming more restrictive. The Company has made, and expects to make in the future, expenditures to comply with such laws and regulations.

13. Commitments and Contingencies

        The Company is required to make the following payments, in addition to the commitments outlined in Note 5 that are related to the mineral properties:

  (a)
  Minimum payments to officers of the Company in the amount of $199,200.

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

13. Commitments and Contingencies (Continued)

        The Company is party to certain consulting contracts with two corporations controlled by officers of the Company that provide for aggregate contingent payments of up to approximately $241,200 upon the occurrence of a change of control. As a triggering event has not taken place, the contingent payments have not been reflected in these consolidated financial statements (see Note 14).

        The Company is party to legal action as follows:

  (a)
  The Company was subject to a small claims court action for a contractual interpretation matter that was settled in the quarter ended November 30, 2017. The Company has agreed to pay $16,000 by December 31, 2017, at which time the action will be dismissed and a release provided. The Company has accrued this amount as a liability as of November 30, 2017. This liability was paid in full by December 31, 2017.

  (b)
  The Company is subject to an action brought on by a non-registered securities advisor and newsletter writer, who is claiming $1 million in general damages, $1 million in special damages, $500,000 for aggravated damages and $500,000 for punitive damages in relation to alleged libels and slanders allegedly anonymously committed by the Company, two of its officers and a director. The action is in its infancy and pleadings have not closed. An assessment of the merits of this action is currently premature. The Company is defending this action and feels that there is good evidence of many negative comments about the plaintiff from non-parties that if there is any liability as a result of this action the damages are likely to be a nominal or nuisance amount. The Company is not yet aware that the plaintiff has any damages. The Company has launched a counter claim alleging libelous statements made by the original plaintiff. No amounts have been accrued in these financial statements related to these matters.

14. Subsequent Events

        On December 13, 2017, the Company announced that it had entered into a definitive agreement (the "Arrangement Agreement") with Westwater Resources Inc. ("Westwater"), a corporation listed on Nasdaq, pursuant to which it is proposed that Westwater will acquire all the issued and outstanding securities of the Company (the "Acquisition").

        The acquisition will be by way of a court-approved Plan of Arrangement pursuant to the Business Corporations Act (British Columbia) whereby each issued and outstanding share of the Company will be purchased by Westwater in exchange for 0.08 of one Westwater common share.

        Holders of common share purchase warrants and stock options of the Company will receive replacement warrants and options issued by Westwater. Management, staff and directors of the Company have agreed to surrender 8,741,000 stock options and 4,883,337 warrants so that Westwater is not required to issue replacement securities for these stock options and warrants.

        Upon the closing of this transaction the current shareholders of the Company will hold approximately 30% of the issued and outstanding shares of Westwater.

ALABAMA GRAPHITE CORP.

Notes to the Condensed Interim Consolidated Financial Statements (Unaudited) (Continued)

For the Three Month Periods Ended November 30, 2017 and 2016

(Expressed in Canadian Dollars)

14. Subsequent Events (Continued)

        The Arrangement Agreement also provides for, among other things, a non-solicitation covenant on the part of the Company, subject to customary "fiduciary out" provisions that entitle the Company to consider and accept a superior proposal, a right in favour of Westwater to match any superior proposal and an entitlement for expense reimbursement upon termination for Westwater of up to US$1.5 million (approximately Canadian $1.9 million), under certain circumstances.

        In addition, on December 13, 2017, Westwater agreed to provide a secured loan to the Company for up to US$2 million to fund the Company's working capital, to pay outstanding liabilities and to provide sufficient operating funds to enable the Company to carry on its business until the closing of the Acquisition. The secured loan bears interest at the rate of 3% per annum, is secured by the assets of the Company and is convertible into common shares of the Company at Westwater's election using a conversion price equal to the volume weighted average price ("VWAP") for the shares for the five (5) Trading Days immediately following the day of the initial public announcement or press release relating to the Arrangement Agreement. The secured loan remains subject to the final approval of the TSX Venture Exchange.

        As of January 26, 2018, Westwater has advanced a total of US$1,017,515.

        Should the Arrangement Agreement be terminated, the secured loan will become payable on June 30, 2018; however, if the Company withdraws its support for the Acquisition and recommends a competing transaction, the secured loan becomes repayable immediately.

        The Arrangement remains subject to various shareholder and regulatory approvals.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders of Alabama Graphite Corp.

        We have audited the accompanying consolidated financial statements of Alabama Graphite Corp. and its subsidiary, which comprise the consolidated statements of financial position as at August 31, 2017 and 2016, and the consolidated statements of loss and comprehensive loss, consolidated statements of changes in shareholders' equity and consolidated statements of cash flows for the years then ended, and a summary of significant accounting policies and other explanatory information.

Management's Responsibility for the Consolidated Financial Statements

        Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with International Financial Reporting Standards and for such internal control as management determines is necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

        Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

        In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Alabama Graphite Corp. and its subsidiary as at August 31, 2017 and 2016, and their financial performance and cash flows for the years then ended in accordance with International Financial Reporting Standards.

Emphasis of Matter

        Without qualifying our opinion, we draw attention to Note 1 in the consolidated financial statements which indicates that Alabama Graphite Corp. had continuing losses during the year ended August 31, 2017 and a cumulative deficit and limited working capital as at August 31, 2017. These conditions along with other matters set forth in Note 1 indicate the existence of a material uncertainty that may cast significant doubt about Alabama Graphite Corp.'s ability to continue as a going concern.

UHY McGovern Hurley LLP
/s/ UHY McGovern Hurley LLP Chartered Professional Accountants Licensed Public Accountants
TORONTO, Canada December 28, 2017

ALABAMA GRAPHITE CORP.

Consolidated Statements of Financial Position

(Expressed in Canadian Dollars)

	Notes	August 31, 2017	August 31, 2016
ASSETS
Current assets
Cash and cash equivalents		$508,993	$95,665
Receivables		49,038	37,601
Loan receivable	10	—	60,000
Prepaid expenses and deposits		94,258	121,520

Total current assets		652,289	314,786

Exploration and evaluation assets	5	7,563,149	6,866,760
Equipment	6	1,555	2,935

TOTAL ASSETS		$8,216,993	$7,184,481

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities	9, 11	$495,990	$521,343

Total current liabilities		495,990	521,343

SHAREHOLDERS' EQUITY
Share capital	7	16,886,849	13,381,873
Contributed surplus	8	4,215,266	3,455,646
Deficit		(13,381,112)	(10,174,381)

Total shareholders' equity		7,721,003	6,663,138

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY		$8,216,993	$7,184,481

Nature and continuance of operations (Note 1) Commitments and contingencies (Notes 5, 14 and 15) Subsequent events (Note 16)
The consolidated financial statements were authorized for issue by the Board of Directors on December 28, 2017 and were signed on its behalf by:

"Jean Depatie", Director Jean Depatie	"Daniel Goffaux", Director Daniel Goffaux

See accompanying notes to the consolidated financial statements

ALABAMA GRAPHITE CORP.

Consolidated Statements of Loss and Comprehensive Loss

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

	Notes	2017	2016
Expenses
Amortization		$1,380	$1,380
Automobile		12,249	22,686
Consulting	9	1,412,287	757,642
Office and administration		115,545	161,809
Professional fees	9	224,884	211,168
Regulatory and filing		36,270	47,759
Rent		36,357	44,548
Share-based payments	9	794,514	221,811
Travel and investor relations		577,329	284,260

Loss before other items		3,210,815	1,753,063
Interest income		—	(369)
Gain from foreign exchange		(4,084)	(23,964)

Net loss and comprehensive loss for the year		$3,206,731	$1,728,730

Basic and Diluted Loss Per Common Share		$0.02	$0.01

Weighted Average Number of Common Shares Outstanding		136,862,319	116,628,197

See accompanying notes to the consolidated financial statements

ALABAMA GRAPHITE CORP.

Consolidated Statements of Changes in Shareholders' Equity

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

	Share Capital
	Number of Shares	Amount	Contributed Surplus	Deficit	Total Shareholders' Equity
Balance as at August 31, 2015	114,023,613	$12,747,179	$3,227,934	$(8,445,651)	$7,529,462
Net loss for the year	—	—	—	(1,728,730)	(1,728,730)
Shares issued for cash	3,476,334	521,450	—	—	521,450
Share issuance costs paid in cash	—	(61,955)	—	—	(61,955)
Value of agent's warrants	—	(5,901)	5,901	—	—
Share-based payments	—	—	221,811	—	221,811
Warrants exercised	1,811,000	181,100	—	—	181,100

Balance as at August 31, 2016	119,310,947	$13,381,873	$3,455,646	$(10,174,381)	$6,663,138

Balance as at August 31, 2016	119,310,947	$13,381,873	$3,455,646	$(10,174,381)	$6,663,138
Net loss for the year	—	—	—	(3,206,731)	(3,206,731)
Shares issued for cash	20,881,083	3,132,163	—	—	3,132,163
Share issuance costs paid in cash	—	(192,297)	—	—	(192,297)
Value of agent's warrants	—	(9,409)	9,409	—	—
Share-based payments	—	—	794,514	—	794,514
Options exercised	380,000	100,203	(44,303)	—	55,900
Warrants exercised	4,743,157	474,316	—	—	474,316

Balance as at August 31, 2017	145,315,187	$16,886,849	$4,215,266	$(13,381,112)	$7,721,003

See accompanying notes to the consolidated financial statements

ALABAMA GRAPHITE CORP.

Consolidated Statements of Cash Flows

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

	2017	2016
OPERATING ACTIVITIES
Net loss for the year	$(3,206,731)	$(1,728,730)
Add items not affecting cash:
Amortization	1,380	1,380
Share-based payments	794,514	221,811
Changes in non-cash working capital items:
Receivables	(11,437)	2,119
Prepaid expenses and deposits	27,262	134,217
Accounts payable and accrued liabilities	26,709	193,696

Net cash flow from operating activities	(2,368,303)	(1,175,507)

FINANCING ACTIVITIES
Proceeds from issuance of shares and warrants	3,132,163	521,450
Proceeds from exercise of options and warrants	530,216	181,100
Share issuance costs	(192,297)	(61,955)

Net cash flow from financing activities	3,470,082	640,595

INVESTING ACTIVITIES
Loan receivable	60,000	(60,000)
Acquisition of exploration and evaluation assets	(41,795)	(41,970)
Exploration and evaluation expenditures incurred	(706,656)	(1,353,378)

Net cash flow from investing activities	(688,451)	(1,455,348)

Change in cash and cash equivalents during the year	413,328	(1,990,260)
Cash and cash equivalents, beginning of the year	95,665	2,085,925

Cash and cash equivalents, end of the year	$508,993	$95,665

Supplemental Cash Flow Information:
Value of agent's warrants (Note 7)	$9,409	$5,901
Value of options exercised	$44,303	$—
Exploration and evaluation expenditures in accounts payable and accrued liabilities	$192,396	$244,458

See accompanying notes to the consolidated financial statements

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

1. Nature and Continuance of Operations

        Alabama Graphite Corp. (the "Company") was incorporated under the Business Corporation Act (British Columbia) on April 13, 2006. On August 28, 2012, the Company changed its name to Alabama Graphite Corp. The Company is currently trading on the TSX Venture Exchange (symbol "CSPG"), OTCB (symbol "CSPGF"), and the Frankfurt Stock Exchange (symbol "IAG"). The Company is a reporting issuer in British Columbia, Alberta and Ontario.

        The Company's office and principal office is located at First Canadian Place, 100 King Street West, Suite 5700, Toronto, ON, M5X 1C7, Canada.

        The Company is currently engaged in exploration and evaluation of its 100% owned Coosa graphite property located in Alabama, USA and associated secondary processing to produce value-added graphite products, namely Coated Spherical Purified Graphite ("CSPG") engineered for use in the manufacture of lithium-ion battery anodes. There has been no determination whether the Company's exploration and evaluation assets contain mineral reserves and resources that are economically viable. The Company has a disclosure of its Mineral Resource Estimate and Preliminary Economic Assessment for the Coosa Project in Coosa County, Alabama filed on SEDAR on November 18, 2015 and November 27, 2015 respectively.

        Although the Company has taken steps to verify title to mineral properties in which it has an interest in accordance with industry standards for the current stage of exploration for such properties, these procedures do not guarantee the Company's title. Property title may be subject to unregistered prior agreements, unregistered claims and non-compliance with regulatory and environment requirements.

        These consolidated financial statements have been prepared on the assumption that the Company will continue as a going concern, meaning it will continue in operation for the foreseeable future and will be able to realize assets and discharge liabilities in the ordinary course of operations. Different bases of measurement may be appropriate if the Company is not expected to continue operations for the foreseeable future. At August 31, 2017, the Company had an accumulated deficit of $13,381,112 (2016—$10,174,381) and a working capital of $156,299 (2016—a working capital deficiency of $206,557). The Company incurred losses of $3,206,731 during the year ended August 31, 2017 (2016—$1,728,730). The Company's ability to continue as a going concern is dependent upon its ability to raise adequate financing (see Note 16) and generate profitable operations in the future. These conditions indicate the existence of material uncertainty that may cast significant doubt about the Company's ability to continue as a going concern.

2. Basis of Presentation

Statement of compliance

        The consolidated financial statements of the Company have been prepared in accordance with International Financial Reporting Standards ("IFRS") as issued by the International Accounting Standards Board ("IASB") and interpretations of the International Financial Reporting Interpretations Committee ("IFRIC").

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

2. Basis of Presentation (Continued)

Basis of preparation

        These consolidated financial statements have been prepared on an accrual basis, except for cash flow information, and are based on historical costs, except for those financial instruments carried at fair value. They are presented in Canadian dollars, which is the Company's functional currency.

Significant accounting judgments, estimates and assumptions

        The preparation of the Company's consolidated financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets, liabilities and contingent liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Estimates and assumptions are continuously evaluated and are based on management's experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. However, actual outcomes can differ from these estimates. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

        Critical judgments in applying accounting policies:

        The following are critical judgments that management has made in the process of applying accounting policies and that have the most significant effect on the amounts recognized in the consolidated financial statements:

  •
  Income, value added, withholding and other taxes—The Company is subject to income, value added, withholding and other taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business. The Company recognizes liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. The determination of the Company's income, value added, withholding and other tax liabilities requires interpretation of complex laws and regulations. The Company's interpretation of taxation law as applied to transactions and activities may not coincide with the interpretation of the tax authorities. All tax related filings are subject to government audit and potential reassessment subsequent to the financial statement reporting period. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the tax related accruals and deferred income tax provisions in the period in which such determination is made.

  •
  Assets' carrying values and impairment charges—In the determination of carrying values and impairment charges, management looks at the higher of recoverable amount or fair value less costs to sell in the case of assets and at objective evidence, significant or prolonged decline of fair value on financial assets indicating impairment. These determinations and their individual assumptions require that management make a decision based on the best available information at each reporting period.

  •
  Impairment of exploration and evaluation assets—While assessing whether any indications of impairment exist for exploration and evaluation assets, consideration is given to both external

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

2. Basis of Presentation (Continued)

    and internal sources of information. Information the Company considers include changes in the market, economic and legal environment in which the Company operates that are not within its control and affect the recoverable amount of exploration and evaluation assets. Internal sources of information include the manner in which mineral property interests are being used are expected to be used and indications of expected economic performance of the assets. Estimates include but are not limited to estimates of the discounted future after-tax cash flows expected to be derived from the Company's mineral property interests, costs to sell the properties and the appropriate discount rate. Reductions in graphite price forecasts, increases in estimated future costs of production, increases in estimated future capital costs, reductions in the amount of recoverable graphite reserves or adverse current economics can result in a write-down of the carrying amounts of the Company's exploration and evaluation assets.

  •
  Share-based payments—Management determines costs for share-based payments using market-based valuation techniques. The fair value of the market-based and performance-based share awards are determined at the date of the grant using generally accepted valuation techniques. Assumptions are made and judgment used in applying valuation techniques. These assumptions and judgments include estimating the future volatility of the stock price, expected dividend yield, future employee turnover rates and future employee stock option exercise behaviors and performance. Such judgments and assumptions are inherently uncertain. Changes in these assumptions affect the fair value estimates.

  •
  Contingencies—(see notes 14 and 15)

Foreign currency translation

        These consolidated financial statements are presented in Canadian dollars which is the parent company's functional currency. The functional currency of the subsidiary that has operations in United States is the Canadian dollar.

Transactions and balances:

        Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the date of the transaction. Foreign currency monetary items are translated at the period-end exchange rate. Non-monetary items measured at historical cost continue to be carried at the exchange rate at the date of the transaction. Non-monetary items measured at fair value are reported at the exchange rate at the date when fair values were determined.

        Exchange differences arising on the translation of monetary items or on settlement of monetary items are recognized in profit or loss in the statement of loss and comprehensive loss in the period in which they arise.

        Exchange differences arising on the translation of non-monetary items are recognized in other comprehensive income in the statement of loss and comprehensive loss to the extent that gains and losses arising on those non-monetary items are also recognized in other comprehensive income. Where

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

2. Basis of Presentation (Continued)

the non-monetary gain or loss is recognized in profit or loss, the exchange component is also recognized in profit or loss.

3. Significant Accounting Policies

Principles of consolidation

        These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Alabama Graphite Company, Inc. ("AGC"). All significant inter-company balances and transactions, including unrealized income and expenses arising from inter-company transactions, were eliminated on consolidation.

        Subsidiaries consist of entities over which the Company is exposed to, or has rights to, variable returns as well as the ability to affect those returns through the power to direct the relevant activities of the entity. Subsidiaries are fully consolidated from the date control is transferred to the Company and are de-consolidated from the date control ceases. The financial statements include all the assets, liabilities, revenues, expenses and cash flows of the Company and its subsidiary after eliminating inter-entity balances and transactions.

Share-based payments

        The Company has adopted an employee stock option plan. Share-based payments to employees are measured at the fair value of the instruments issued and amortized over the vesting periods. Share-based payments to non-employees are measured at the fair value of goods or services received or the fair value of the equity instruments issued, if it is determined the fair value of the goods or services cannot be reliably measured, and are recorded at the date the goods or services are received. The corresponding amount is recorded to contributed surplus. The fair value of options is determined using a Black-Scholes pricing model which incorporates all market vesting conditions. The number of shares and options expected to vest is reviewed and adjusted at the end of each reporting period such that the amount recognized for services received as consideration for the equity instruments granted shall be based on the number of equity instruments that eventually vest.

Financial instruments

        The Company classifies its financial instruments in the following categories: at fair value through profit or loss, loans and receivables, held-to-maturity investments, available-for-sale and financial liabilities. The classification depends on the purpose for which the financial instruments were acquired. Management determines the classification of its financial instruments at initial recognition.

        Financial assets are classified at fair value through profit or loss when they are either held for trading for the purpose of short-term profit taking, derivatives not held for hedging purposes, or when they are designated as such to avoid an accounting mismatch or to enable performance evaluation where a group of financial assets is managed by key management personnel on a fair value basis in accordance with a documented risk management or investment strategy. Such assets are subsequently measured at fair value with changes in carrying value being included in profit or loss.

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

3. Significant Accounting Policies (Continued)

        Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are subsequently measured at amortized cost. They are included in current assets, except for maturities greater than 12 months after the end of the reporting period. These are classified as non-current assets.

        Held-to-maturity investments are non-derivative financial assets that have fixed maturities and fixed or determinable payments, and it is the Company's intention to hold these investments to maturity. They are subsequently measured at amortized cost. Held-to-maturity investments are included in non-current assets, except for those which are expected to mature within 12 months after the end of the reporting period.

        Available-for-sale financial assets are non-derivative financial assets that are designated as available-for-sale or are not suitable to be classified as financial assets at fair value through profit or loss, loans and receivables or held-to-maturity investments and are subsequently measured at fair value. These are included in current assets. Unrealized gains and losses are recognized in other comprehensive income, except for impairment losses and foreign exchange gains and losses.

        Non-derivative financial liabilities (excluding financial guarantees) are subsequently measured at amortized cost. Regular purchases and sales of financial assets are recognized on the trade-date—the date on which the group commits to purchase the asset.

        Financial assets are derecognized when the rights to receive cash flows from the investments have expired or have been transferred and the Company has transferred substantially all risks and rewards of ownership. At each reporting date, the Company assesses whether there is objective evidence that a financial instrument has been impaired. In the case of available-for-sale financial instruments, a significant and prolonged decline in the value of the instrument is considered to determine whether impairment has arisen. The Company does not have any derivative financial assets and liabilities.

Site rehabilitation obligations

        Site rehabilitation obligations are recognized when a legal or constructive obligation arises. The liability is recognized at the present value of management's best estimate of the site rehabilitation obligation. The estimate is discounted to the present value using a discount rate specific to the obligation. When the liability is initially recorded the Company capitalizes the cost by increasing the carrying amount of the related long-lived assets. The liability is accreted to its present value at each reporting period, and the capitalized cost is amortized on the same basis as the related asset. Upon settlement of the liability, the Company may incur a gain or loss.

Exploration and evaluation assets

        Costs incurred before the legal rights to undertake exploration and evaluation activities were acquired are expensed as incurred. The Company capitalizes all costs related to mineral exploration properties on a property-by-property basis. Such costs include mineral property acquisition costs, exploration, evaluation and development expenditures, net of any recoveries. Costs are deferred until

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

3. Significant Accounting Policies (Continued)

such time as the extent of mineralization has been determined and mineral property interests are either developed, the property is sold or the Company's mineral rights are allowed to lapse.

        From time to time, the Company may acquire or dispose of a mineral property interest pursuant to the terms of an option agreement. As such options are exercisable entirely at the discretion of the optionee, the amounts payable or receivable are not recorded at the time of the agreement. Option payments are recorded as property costs or recoveries when the payments are made or received. At the development stage, as when the mineral reserves are proven or the permit to operate the mineral property is received and financing to complete the development has been obtained, the capitalized costs of mineral property interests will be amortized on the unit-of-production method based upon estimated proven and probable reserves.

        Management of the Company reviews the recoverability of the capitalized mineral properties at each reporting date and will recognize impairment in value based upon current exploration results, the prospect of further work being carried out by the Company, the assessment of future probability of profitable revenues from the property or from the sale of the property.

        The amount shown for exploration and evaluation assets represents costs incurred net of write-downs and recoveries, and is not intended to represent present or future values.

Impairment of assets

        The carrying amounts of the Company's equipment and exploration and evaluation assets are reviewed at each reporting date to determine whether there is any indication of impairment. If such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss. An impairment loss is recognized whenever the carrying amount of an asset or its cash generating unit exceeds its recoverable amount. Impairment losses are recognized in the statement of loss and comprehensive loss.

        The recoverable amount of assets is the greater of an asset's fair value less cost to sell and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects the current market assessments of the time value of money and the risks specific to the asset. For an asset that does not generate cash inflows largely independent of those from other assets, the recoverable amount is determined for the cash-generating unit to which the asset belongs.

        An impairment loss is only reversed if there is an indication that the impairment loss may no longer exist and there has been a change in the estimates used to determine the recoverable amount, however, not to an amount higher than the carrying amount that would have been determined had no impairment loss been recognized in previous years.

        Assets that have an indefinite useful life are not subject to amortization and are tested annually for impairment.

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

3. Significant Accounting Policies (Continued)

Cash and cash equivalents

        Cash and cash equivalents include cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts.

Equipment

        Equipment is recorded at cost less accumulated amortization. Amortization is calculated on the declining balance method at the following rate:

Automobile	30% per annum

        Additions during the year are amortized at one-half the annual rate.

Basic and diluted loss per share

        Loss per share is calculated using the weighted average number of common shares outstanding during the period. The dilutive effect on loss per share is calculated presuming the exercise of outstanding options, warrants and similar instruments. It assumes that the proceeds would be used to purchase common shares at the average market price during the period. However, the calculation of diluted loss per share excludes the effects of various conversions including the exercise of options and warrants that would be anti-dilutive.

        The calculation also excludes common shares that are being held in escrow at period end where the terms of release are dependent on requirements other than the passage of time. Diluted loss per share for the periods presented exclude the effects of the outstanding stock options and warrants as they were determined to be anti-dilutive.

Income taxes

        Current income tax assets and liabilities for the current period are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date, in the countries where the Company operates and generates taxable income.

        Current income tax relating to items recognized directly in other comprehensive income or equity is recognized in other comprehensive income or equity and not in profit or loss. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

        Deferred income tax is provided using the balance sheet method on temporary differences at the reporting date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes.

        The carrying amount of deferred income tax assets is reviewed at the end of each reporting period and recognized only to the extent that it is probable that sufficient taxable income will be available to allow all or part of the deferred income tax asset to be utilized.

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

3. Significant Accounting Policies (Continued)

        Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply to the year when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.

        Deferred income tax assets and deferred income tax liabilities are offset, if a legally enforceable right exists to set off current tax assets against current income tax liabilities and the deferred income taxes relate to the same taxable entity and the same taxation authority.

4. Accounting Standards Issued But Not Yet Effective

        Certain pronouncements were issued by the IASB or the IFRIC that are mandatory for accounting periods on or after January 1, 2017. Many are not applicable or do not have a significant impact to the Company and have been excluded. The following have not yet been adopted and are being evaluated to determine their impact on the Company.

        IFRS 2—Share-based payments ("IFRS 2") was amended by the IASB in June 2016 to clarify the accounting for cash-settled share-based payment transactions that include a performance condition., the classification of share-based payments transactions with net settlement features and the accounting for modifications of share-based payment transactions from cash-settled to equity-settled. The amendments are effective for annual periods beginning on or after January 1, 2018, with earlier application permitted.

        IFRS 9—Financial Instruments ("IFRS 9") was issued by the IASB as a complete standard in July 2014 and will replace IAS 39 Financial Instruments: Recognition and Measurement ("IAS 39"). IFRS 9 uses a single approach to determine whether a financial asset is measured at amortized cost or fair value, replacing the multiple rules in IAS 39. The approach in IFRS 9 is based on how an entity manages its financial instruments in the context of its business model and the contractual cash flow characteristics of the financial assets. Most of the requirements in IAS 39 for classification and measurement of financial liabilities were carried forward unchanged to IFRS 9, except that an entity choosing to measure a financial liability at fair value will present the portion of any change in its fair value due to changes in the entity's own credit risk in other comprehensive income, rather than within profit or loss. The new standard requires a single impairment method to be used, replacing the multiple impairment methods in IAS 39.

        IFRS 9 is effective for annual period beginning on or after January 1, 2018. Earlier adoption is permitted.

        IFRS 16—Leases ("IFRS 16") was issued in January 2016 and replaces IAS 17—Leases as well as some lease related interpretations. With certain exceptions for leases under twelve months in length or for asses of low value, IFRS 16 states that upon lease commencement a lessee recognizes a right-of-use asset and a lease liability. The right-of-use asset is initially measured at the amount of the liability plus any initial direct costs. After lease commencement, the lessee shall measure the right-of-use asset at less accumulated depreciation and accumulated impairment. A lessee shall either apply IFRS 16 with full retrospective effect or alternatively not restate comparative information but recognize the cumulative effect of initially applying AFRS 16 as an adjustment to opening equity at the date of initial

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

4. Accounting Standards Issued But Not Yet Effective (Continued)

application. IFRS requires that lessors classify each lease as an operating lease or a finance lease. A lease is classified as a finance lease if it transfers substantially all the risks and rewards incidental to ownership of an underlying asset. Otherwise it is an operating lease. IFRS 16 is effective for annual periods beginning on or after January 1, 2019. Earlier adoption is permitted if IFRS 15—Revenue from Contracts with Customers has also been applied.

        IAS 7—Statement of Cash Flows ("IAS 7") was amended in January 2016 to clarify that disclosures shall be provided that enable users of financial statements to evaluate changes in liabilities arising from financing activities. The amendments are effective for annual periods beginning of or after January 1, 2017.

5. Exploration and Evaluation Assets

Coosa Property, Alabama, USA

        Pursuant to an agreement dated August 1, 2012 (the "Lease Agreement"), the Company has leased the mineral rights in respect of an area with a potential for graphite (the "Coosa Property") in Coosa County, Alabama, USA. In addition, the Company received an option of first refusal (the "Option") to lease the mineral rights in and to an adjacent area comprising approximately 27,515 acres.

        Under the terms of the Lease Agreement, the Company leases the Coosa Property for successive renewable 5-year terms (not to exceed 70 years) in consideration for an initial cash payment of US$30,000 (paid) and annual advance royalty payments of US$10,000 commencing from July 1, 2015 (paid July to date). The Company paid US$1,000 in respect of the grant of the Option. The Company has also agreed to pay the lessor a net smelter return royalty ("NSR") of 2% from the commercial production and sale of graphite from the properties, as well as royalties for precious metals and rare earths commercially produced and sold from the properties.

        In connection with the Lease Agreement, the Company is also committed to paying or issuing additional future consideration on the following basis:

  (a)
  US$320,000 in cash (paid) for introducing the Coosa Property to the Company;

  (b)
  500,000 common shares of the Company (the "Finder's Shares") once the Company has secured the surface rights to the Coosa Property which shares are to be escrowed with 1/3 to be released after every 6 months;

  (c)
  US$100,000 upon receipt by the Company of a bankable feasibility study in respect of the leased property;

  (d)
  US$150,000 upon full permitting of the leased property; and

  (e)
  Net smelter royalties of 0.5% up to an aggregate amount of US$150,000 upon commencement of graphite operations on the Coosa Property.

        For a period of five years after the date of the Lease Agreement and provided that the Company continues the exploration activities, the lessor will provide to the Company a right of first refusal to

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

5. Exploration and Evaluation Assets (Continued)

acquire any and all mineral interests that lessor owns, controls or represents in Coosa County, Alabama.

        In November 2012, the Company paid US$48,537 to exercise its right of first refusal to lease an additional 27,515 acres, bringing the total mineral acres under lease to 41,535 acres. The terms of this agreement are identical to the mineral lease dated August 1, 2012 such that the Company has prepaid for three years of the lease which is structured in five-year renewable tranches for the period of 70 years. Subsequent annual payments of $16,119 have been paid to date. The Company also issued 25,000 common shares of the Company valued at $16,000 pursuant to the option lease agreement.

        On October 12, 2014, the Company obtained a permit to conduct surface exploration in Coosa County, Alabama, which expired on September 30, 2015. In accordance with the permit, the Company paid US$50,000 to the owner of the surface rights. This is in addition to the US$20,000 performance bond paid previously.

Chilton County Properties, Alabama, USA

Chestnut Creek Property

        On August 5, 2014, the Company entered into a mining lease agreement whereby the Company acquired a 100% right to explore, develop and mine the Chestnut Creek Property located in Chilton County, Alabama for a period of 10 years renewable every five years thereafter for a maximum of 70 years. The Chestnut Creek Property comprises of approximately 1,160 acres located about 4 miles west of Coosa County line. In consideration, the Company has agreed to pay a NSR on graphite and vanadium (2%), precious metals (8%) and other minerals (5%) mined from the property. In addition, the Company has also agreed to payments as follows:

  (1)
  US$17,400 on signing (paid);

  (2)
  US$5 per acre per year starting on June 1, 2015 for the first ten years (paid to date);

  (3)
  At a rate to be negotiated every five years thereafter.

        The Company has the right to purchase back one half of the graphite NSR for a one-time payment of US$1,000,000. This right of re-purchase, if exercised, will not affect the other royalties.

Bama Property, Alabama

        On July 1, 2014, the Company entered into a mining lease agreement whereby the Company acquired a 100% right to explore, develop and mine the Bama Property located in Chilton County, Alabama for a period of 10 years renewable every five years thereafter for a maximum of 70 years. The Bama Property comprises of approximately 200 acres located about 4 miles west of Coosa County. In consideration, the Company has agreed to pay a NSR on graphite and vanadium (2%), precious metals (8%) and other minerals (5%) mined from the property. In addition, the Company has also agreed to pay advance royalties, recoverable from payment of royalties, as follows:

  (1)
  US$4,000 on signing (paid);

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

5. Exploration and Evaluation Assets (Continued)

  (2)
  A non-refundable payment of US$45 per acre (US$9,000) upon execution of the lease as payment for the first five years of the lease (paid to date);

  (3)
  US$10 per acre each year for the next five years commencing July 1, 2019; and

  (4)
  Payment per acre rate to increase by US$5 per acre every five years thereafter.

        During the year ended August 31, 2017, the Company incurred expenditures for exploration and evaluation assets as follows:

	Coosa County Property, Alabama	Chilton County Property, Alabama	Total
Acquisition Costs
Balance, August 31, 2016	$621,744	$33,464	$655,208
Additions:
Options payments—cash	41,794	—	41,794

Balance, August 31, 2017	$663,538	$33,464	$697,002

Deferred Exploration Costs
Balance, August 31, 2016	$5,856,031	$355,521	$6,211,552
Additions:
Environmental and reclamation	31,889	—	31,889
Excavation	811	—	811
Geological consultants	203,652	—	203,652
Mapping	3,185	—	3,185
Metallurgical and assays	409,234	—	409,234
Preliminary economic assessment	631	—	631
Permitting and legal	3,777	—	3,777
Transportation and travelling	1,416	—	1,419

Total	654,595	—	654,595

Balance, August 31, 2017	$6,510,626	$355,521	$6,866,147

Total Exploration and Evaluation Assets	$7,174,164	$388,985	$7,563,149

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

5. Exploration and Evaluation Assets (Continued)

        During the year ended August 31, 2016, the Company incurred expenditures for exploration and evaluation assets as follows:

	Coosa County Property, Alabama	Chilton County Property, Alabama	Total
Acquisition Costs
Balance, August 31, 2015	$579,774	$33,464	$613,238
Additions:
Options payments—cash	41,970	—	41,970

Balance, August 31, 2016	$621,744	$33,464	$655,208

Deferred Exploration Costs
Balance, August 31, 2015	$4,599,441	$355,521	$4,954,962
Additions:
Environmental and reclamation	31,316	—	31,316
Equipment rental	22,952	—	22,952
Excavation	35,664	—	35,664
Field supplies	37,214	—	37,214
Geological consultants	359,955	—	359,955
Mapping	260	—	260
Metallurgical and assays	137,432	—	137,432
Preliminary economic assessment	590,557	—	590,557
Permitting and legal	33,497	—	33,497
Transportation and travelling	7,743	—	7,743

Total	1,256,590	—	1,256,590

Balance, August 31, 2016	$5,856,031	$355,521	$6,211,552

Total Exploration and Evaluation Assets	$6,477,775	$388,985	$6,866,760

6. Equipment

Automobile
Cost
Balance, August 31, 2015, 2016 and 2017	$11,025
Accumulated amortization
Balance, August 31, 2015	$6,710
Additions	1,380
Balance, August 31, 2016	8,090
Additions	1,380
Balance, August 31, 2017	$9,470

Net book value, August 31, 2017	$1,555

Net book value, August 31, 2016	$2,935

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

7. Share Capital

Authorized

        Unlimited number of common shares without par value.

Issued and fully paid

        At August 31, 2017, there were 145,315,187 issued and fully paid common shares (2016—119,310,947).

During the year ended August 31, 2017:

        On September 6, 2016, the Company completed a private placement of 4,916,745 units at a price of $0.15 per unit for total proceeds of $737,512 (an officer of the Company subscribed for 33,334 units for gross proceeds of $5,000). Each unit comprised of one common share of the Company and one common share purchase warrant. Each one whole common share purchase warrant entitles the holder to purchase one additional common share of the Company at an exercise price of $0.20 per share until September 6, 2018.

        On September 21, 2016, the Company completed a private placement of 7,124,338 units at a price of $0.15 per unit for total proceeds of $1,068,651 (officers and directors of the Company subscribed for 2,363,338 units for gross proceeds of $354,500). Each unit comprised of one common share of the Company and one common share purchase warrant. Each one whole common share purchase warrant entitles the holder to purchase one additional common share of the Company at an exercise price of $0.20 per share until September 21, 2018.

        On September 30, 2016, 150,000 warrants were exercised to acquire 150,000 common shares at an exercise price of $0.10 per share and on October 4, 2016, 5,000 stock options were exercised to acquire 5,000 common shares at an exercise price of $0.105 per share.

        On December 20, 2016, 128,571 warrants were exercised to acquire 128,571 common shares at an exercise price of $0.10 per share.

        During the month of January 2017, 4,464,586 warrants were exercised to acquire 4,464,586 common shares at an exercise price of $0.10 per share, 275,000 stock options were exercised to acquire 275,000 common shares at an exercise price of $0.145 per share and 100,000 stock options were exercised to acquire 100,000 common shares at an exercise price of $0.155 per share.

        On May 5, 2017, the Company completed the first tranche of a private placement of 5,660,000 units at a price of $0.15 per unit for total proceeds of $849,000 (an officer and director of the Company subscribed for 2,666,666 units for gross proceeds of $400,000). Each unit comprised of one common share of the Company and one common share purchase warrant. Each one whole common share purchase warrant entitles the holder to purchase one additional common share of the Company at an exercise price of $0.20 per share until May 5, 2020. In connection with the private placement, the Company paid cash compensation in the amount of $17,062 and issued 113,750 agent's warrants. Each agent's warrant entitles the holder to purchase one unit at a price of $0.15 per unit on or before May 5, 2020. Each unit consists of one common share of the Company and one common share

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

7. Share Capital (Continued)

purchase warrant. Each whole warrant entitles the holder to purchase one common share of the Company at a price of $0.20 for a period of 36 months from the date of issue.

        On May 10, 2017, the Company completed the second tranche of a private placement of 3,180,000 units at a price of $0.15 per unit for total proceeds of $477,000 (an officer of the Company subscribed for 1,000,000 units for gross proceeds of $150,000). Each unit comprised of one common share of the Company and one common share purchase warrant. Each one whole common share purchase warrant entitles the holder to purchase one additional common share of the Company at an exercise price of $0.20 per share until May 10, 2020. In connection with the private placement, the Company paid cash compensation in the amount of $4,444 and issued 29,400 agent's warrants. Each agent's warrant entitles the holder to purchase one unit at a price of $0.15 per unit on or before May 10, 2020. Each unit consists of one common share of the Company and one common share purchase warrant. Each whole warrant entitles the holder to purchase one common share of the Company at a price of $0.20 per share for 36 months from the date of issue.

During the year ended August 31, 2016:

        On May 19, 2016, the Company completed a private placement of 3,476,334 units at a price of $0.15 per unit for total proceeds of $521,450 (a corporation controlled by a director and officer of the Company subscribed for 670,000 units for gross proceeds of $100,500). Each unit comprised of one common share of the Company and one common share purchase warrant. Each whole common share purchase warrant entitles the holder to purchase one additional common share of the Company at an exercise price of $0.20 per share until May 19, 2018. In connection with the private placement, the Company paid cash compensation in the amount of $17,675 and issued 117,833 agent's warrants. Each agent's warrant entitles the holder to purchase one unit at a price of $0.15 per unit on or before May 19, 2017. Each unit consists of one common share of the Company and one common share purchase warrant. Each whole warrant entitles the holder to purchase one common share of the Company at a price of $0.20 per share until May 19, 2018.

        During the year ended August 31, 2016, 1,811,000 warrants were exercised at the price of $0.10 per share.

Stock options

        On December 16, 2011, the Company adopted a new stock option plan pursuant to which it may grant incentive stock options to directors, officers, employees and consultants of the Company or any affiliate thereof. As a 10% rolling plan, the aggregate number of common shares issuable as options under the plan may be up to 10% of the Company's issued and outstanding common shares on the date on which the option is granted, less common shares reserved for issuance on exercise of options then outstanding under the plan. The term of any options will be fixed by the board of directors at the time such options are granted. The exercise price of any options will be determined by the board of directors, in its sole discretion, but shall not be less than the greater of closing market price of the Company's common shares on: (i) the day proceeding the day on which the directors grant such

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

7. Share Capital (Continued)

options; and (ii) the date of grant of the options. Vesting requirements may be imposed as determined by the directors. All options will be non-assignable and non-transferable.

        Disinterested shareholder approval must be obtained for: (i) any grant of options to insiders exceeding 10% of the Company's issued common shares (calculated on a fully diluted basis); (ii) any grant of options to insiders within a one-year period exceeding 10% of the Company's issued common shares (calculated on a fully diluted basis); (iii) any grant of options to any one individual within a 12-month period exceeding 5% of the Company's issued common shares (calculated on a fully diluted basis); and (iv) any reduction in the exercise price of an option previously granted to an insider of the Company.

        The changes in stock options during the years ended August 31, 2017 and 2016 are as follows:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
Options outstanding, beginning of year	7,071,000	$0.21	9,180,000	$0.22
Granted	8,185,000	0.16	4,050,000	0.18
Exercised	(380,000)	0.15	—	—
Expired or forfeited	(1,585,000)	0.23	(6,159,000)	0.23

Options outstanding, end of year	13,291,000	$0.18	7,071,000	$0.21

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

7. Share Capital (Continued)

        Stock options outstanding and exercisable at August 31, 2017 are as follows:

Expiry Date	Number of Options Outstanding	Exercise Price	Exercisable
May 18, 2018	2,350,000	$0.155	2,209,375
August 8,2018	400,000	$0.15	400,000
September 3, 2018	280,000	$0.35	280,000
September 19, 2018	200,000	$0.16	200,000
September 19, 2018	200,000	$0.19	200,000
January 20, 2019	36,000	$0.105	36,000
February 3, 2019	330,000	$0.145	330,000
July 18, 2019	400,000	$0.18	400,000
September 2, 2019	4,100,000	$0.16	3,987,500
January 3, 2020	760,000	$0.155	760,000
June 12, 2020	1,210,000	$0.27	1,210,000
June 17, 2020	500,000	$0.27	366,667
November 10, 2020	525,000	$0.16	525,000
January 3, 2021	500,000	$0.155	500,000
April 26, 2021	250,000	$0.17	250,000
May 10, 2021	1,250,000	$0.15	1,250,000

	13,291,000	$0.18	12,904,542

Weighted average remaining contractual life			2.1 years

        On September 2, 2016, stock options were granted to officers, employees and consultants to acquire 4,500,000 common shares at an exercise price of $0.16 per share for a period of three years, 4,350,000 options vested immediately with the remaining 150,000 options vesting quarterly in equal amounts over a three-year period.

        On September 19, 2016, the Company granted incentive stock options to purchase up to 400,000 common shares to a consultant. All options vested immediately. An aggregate of 200,000 of the options entitle the consultant to acquire one common share at a price of $0.16 per share for a period of 24 months and the remaining 200,000 of the options entitle the consultant to acquire one common share at a price of $0.19 per share for a period of 24 months.

        On October 4, 2016, stock options to acquire 5,000 common shares at $$0.105 were exercised.

        On January 3, 2017, the Company announced that stock options to acquire 300,000 common shares at $0.16 per share were cancelled and options were granted to consultants and advisors to acquire 760,000 common shares at an exercise price of $0.155 per share for a period of up three years. Also on January 3, 2017, stock options were granted to a consultant to acquire 500,000 common shares at an exercise price of $0.155 per share for a period of four years.

        On January 23, 2017, stock options to acquire 275,000 common shares at $0.145 per share and 100,000 common shares at $0.155 per share were exercised.

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

7. Share Capital (Continued)

        On April 26, 2017, stock options were granted to a consultant to acquire 250,000 common shares at an exercise price of $0.17 per common shares for a period of four years.

        On May 10, 2017, stock options were granted to directors and consultants to acquire 1,250,000 common shares at an exercise price of $0.15 per common share for a period of four years. Also on May 10, 2017, stock options were granted to a consultant to acquire 525,000 common shares at an exercise price of $0.16 per share for a period of 42 months.

        During the year ended August 31, 2016, stock options were granted to officers, employees and consultants to acquire 2,650,000 shares at $0.155 per share for a period of two years, 2,275,000 options vested immediately with the remaining 375,000 options vesting quarterly in equal amounts over a two year period. The Company also granted stock options to a director to acquire 400,000 shares at $0.15 per share for a period of two years, these options vested immediately. The fair value recorded for the stock options granted was $180,134. The Company extended the term of 290,000 stock options, exercisable at prices in the range from $0.105 to $0.35 per share that were to be cancelled on January 22, 2016 due to termination of services by an officer, to October 22, 2016. On November 6, 2016, the Company cancelled 500,000 stock options exercisable at prices in the range from $0.155 to $0.27 per share due to the termination of the services by an officer. The Company cancelled 3,154,000 stock options exercisable at prices in the range from $0.105 to $0.27 per share due to the termination of services by an officer and granted 1,000,000 stock options to the former officer and director exercisable at $0.25 per share for a period of two years. These options were cancelled on August 23, 2016.

        The fair value of the options granted was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	Year Ended August 31, 2017	Year Ended August 31, 2016
Risk-free interest rate	0.81%	0.85%
Expected dividend yield	0%	0%
Expected stock price volatility	95%	74%
Expected life of options (years)	3	2
Weighted average fair value of options granted	$0.09	$0.07
Weighted average exercise price of options granted	$0.16	$0.15

        Option pricing models require the input of highly subjective assumptions including the expected price volatility. Volatility is based on the historical trend of the share prices of the Company. Changes in the subjective assumptions can materially affect the fair value estimate, and therefore the existing models do not necessarily provide a reliable single measure of the fair value of the Company's stock options.

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

7. Share Capital (Continued)

Warrants

        The changes in warrants during the years ended August 31, 2017 and 2016 are as follows:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Number of Warrants	Weighted Average Exercise Price	Number of Warrants	Weighted Average Exercise Price
Warrants outstanding, beginning of year	17,700,199	$0.23	15,917,032	$0.16
Granted	21,024,233	0.20	3,594,167	0.20
Exercised	(4,743,157)	0.10	(1,811,000)	0.10
Expired or forfeited	(2,293,208)	0.15	—	—

Warrants outstanding, end of year	31,688,067	$0.23	17,700,199	$0.23

        The following table summarizes the warrants outstanding at August 31, 2017:

Expiry Date	Number of Warrants	Exercise Price
May 19, 2018	3,476,334	$0.20
June 30, 2018	7,187,500	$0.35
September 6, 2018	4,916,745	$0.20
September 21, 2018	7,124,338	$0.20
May 5, 2020	5,660,000	$0.20
May 5, 2020 (Finders warrants)(1)	113,750	$0.15
May 10, 2020	3,180,000	$0.20
May 10, 2020 (Finders warrants)(1)	29,400	$0.15

	31,688,067	$0.23

Weighted average remaining contractual life		1.42 years

(1)
Finders warrants are exercisable into units comprised of one common share and one common share purchase warrant.

        The fair value for agent's warrants granted during the year ended August 31, 2017 was $9,409.

        The fair value for agent's warrants granted during the year ended August 31, 2016 was $5,901.

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

7. Share Capital (Continued)

        The fair value of the agent's warrants granted was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	Year Ended August 31, 2017	Year Ended August 31, 2016
Risk-free interest rate	0.75%	0.85%
Expected dividend yield	0%	0%
Expected stock price volatility	73%	74%
Expected life of options (years)	3	1
Weighted average fair value of options granted	$0.07	$0.05
Weighted average exercise price of options granted	$0.20	$0.15

        Warrant pricing models require the input of highly subjective assumptions including the expected price volatility. Volatility is based on the historical trend of the share prices of the Company. Changes in the subjective assumptions can materially affect the fair value estimate, and therefore the existing models do not necessarily provide a reliable single measure of the fair value of the Company's warrants.

8. Contributed Surplus

        Contributed surplus includes the accumulated fair value of options and agent/broker warrants. Contributed surplus records items recognized as share-based compensation expense and the fair value of warrants until such time that the stock options and warrants are exercised, at which time the corresponding amount will be transferred to share capital. If the options or warrants expire unexercised, the amount recorded will stay in contributed surplus.

9. Related Party Transactions

Related party balances

        The following amounts due to related parties are included in accounts payable and accrued liabilities:

	August 31, 2017	August 31, 2016
Directors and officers of the Company	$55,947	$137,541

        These amounts are unsecured, non-interest bearing and have no fixed terms of repayment.

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

9. Related Party Transactions (Continued)

        During the years ended August 31, 2017 and 2016, the Company incurred the following charges with related parties:

	2017	2016
Accounting fees to a private company controlled by the former CFO of the Company	$—	$5,250
Accounting and administration fees and rent to a private company controlled by the current CFO of the Company	132,150	92,619
Consulting fees paid to directors and officers of the Company	1,010,129	758,008
Share-based payments to officers and directors of the Company	388,176	159,516

Total	$1,530,455	$1,015,393

        See also Notes 7, 10, 15 and 16.

10. Loan Receivable

        The loan receivable was due from a private company controlled by the VP, Investor Relations and was unsecured, non-interest bearing and payable on demand. The loan was repaid in full on October 4, 2016.

11. Financial Risk Management

        The Company is exposed in varying degrees to a variety of financial instrument related risks. The Board of Directors approves and monitors the risk management processes, inclusive of documented investment policies, counterparty limits, and controlling and reporting structures. The type of risk exposure and the way in which such exposure is managed is provided as follows:

Credit risk

        Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company's primary exposure to credit risk is on its cash and cash equivalents held in bank accounts. The majority of cash and cash equivalents are deposited in bank accounts held with a major bank in Canada. As most of the Company's cash is held by one bank there is a concentration of credit risk. This risk is managed by using major banks that are high credit quality financial institutions as determined by rating agencies.

        As at August 31, 2017, the Company had receivables in the amount of $49,038 (2016—$37,601) which is represented by a refund due from the Canada Revenue Agency for harmonized sales tax input credits. The Company also had a loan receivable balance outstanding of $Nil (2016—$60,000), which was repaid in full on October 4, 2016. The Company considers credit risk with respect to these receivables as low.

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

11. Financial Risk Management (Continued)

Liquidity risk

        Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company has a planning and budgeting process in place to help determine the funds required to support the Company's normal operating requirements on an ongoing basis. The Company ensures that there are sufficient funds to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents.

        Historically, the Company's sole source of funding has been the issuance of equity securities for cash, primarily through private placements. The Company's access to financing is always uncertain. There can be no assurance of continued access to significant equity funding. As at August 31, 2017, all of the Company's financial liabilities are due within one year.

Foreign exchange risk

        Foreign currency risk is the risk that the fair values of future cash flows of a financial instrument will fluctuate because they are denominated in currencies that differ from the respective functional currency. The Company's United States subsidiary is exposed to currency risk as it incurs expenditures that are denominated in United States dollars while its functional currency is the Canadian dollar. As at August 31, 2017, the Company's subsidiary holds a bank balances in the amount of US$17,853 and is indebted to suppliers in the amount of US$197,460 and GBP10,000. The Company does not hedge its exposure to fluctuations in foreign exchange rates.

Interest rate risk

        Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is exposed to interest rate risk on its cash equivalents as these instruments have original maturities of three months or less and are therefore exposed to interest rate fluctuations on renewal.

Capital management

        The Company's policy is to maintain a strong capital base so as to maintain investor and creditor confidence and to sustain future development of the business. The capital structure of the Company consists of equity, comprising share capital, net of accumulated deficit.

        The Company's capital management objectives, policies and processes have remained unchanged during the years ended August 31, 2017 and August 31, 2016.

        The Company is not subject to any capital requirements imposed by a lending institution or regulatory body, other than of the TSX Venture Exchange ("TSXV") which requires adequate working capital or financial resources of the greater of (i) $50,000 and (ii) an amount required in order to maintain operations and cover general and administrative expenses for a period of six months.

        As of August 31, 2017, the Company may not be compliant with the policies of the TSXV. The impact of this violation is not known and is ultimately dependent on the discretion of the TSXV.

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

11. Financial Risk Management (Continued)

Classification of financial instruments

        The Company's financial instruments are classified into the following categories: loans and receivables, held to maturity and other financial liabilities.

        Financial assets included in the statements of financial position are as follows:

	August 31, 2017	August 31, 2016
Loans and Receivables
Cash and cash equivalents	$508,993	$95,665
Loan receivable	—	60,000

Total	$508,993	$155,665

        Financial liabilities included in the statements of financial position are as follows:

	August 31, 2017	August 31, 2016
Other Financial Liabilities
Accounts payable and accrued liabilities	$495,990	$521,343

Total	$495,990	$521,343

Fair value

        The fair value of the Company's financial assets and liabilities approximates the carrying amount due to their short-term nature. Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

  •
  Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities;

  •
  Level 2—Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and

  •
  Level 3—Inputs that are not based on observable market data.

12. Income Taxes

a)
Provision for income taxes

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

12. Income Taxes (Continued)

        Major items causing the Company's effective income tax rate to differ from the combined Canadian federal and provincial statutory rate of 26.5% (2016—26.5%) were as follows:

	2017 $	2016 $
(Loss) before income taxes	(3,206,731)	(1,728,730)

Expected income tax recovery based on statutory rate	(850,000)	(458,000)
Adjustment to expected income tax benefit:
Share-based payments	211,000	56,000
Other	91,000	(191,000)
Change in foreign exchange rates	(20,000)	(26,000)
Difference in tax rates	74,000	(64,000)
Change in benefit of tax assets not recognized	494,000	683,000

Deferred income provision (recovery)	—	—

b)
Unrecognized deductible temporary differences

	2017 $	2016 $
Deferred income tax assets have not been recognized in respect of the following deductible temporary differences:
Non-capital loss carry-forwards, Canada	7,217,000	4,188,000
Non-capital loss carry-forwards, United States	1,858,000	1,784,000
Exploration and evaluation assets, Canada	—	482,000
Exploration and evaluation assets, United States	709,000	1,091,000
Share issue costs, Canada	342,000	305,000

Total	10,126,000	8,480,000

        Deferred tax assets have not been recognized in respect of these items because it is not probable that future taxable profit will be available against which the Company can use the benefits.

        Non-capital loss carry-forwards available in the United States of US$1,482,000 (2016—US$1,360,000) expire from 2032 to 2037.

        Non-capital loss carry-forwards available in the Canada expire from 2030 to 2037. The other temporary differences do not expire under current legislation.

13. Segmented Information

        The Company's equipment and exploration and evaluation assets are located in Alabama, USA.

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

14. Environmental Contingencies

        The Company's exploration and evaluation activities are subject to various laws and regulations governing the protection of the environment. These laws and regulations are continually changing and generally becoming more restrictive. The Company has made, and expects to make in the future, expenditures to comply with such laws and regulations.

15. Commitments and Contingencies

        The Company is required to make the following payments, in addition to the commitments outlined in Note 5 that are related to the mineral properties:

  (a)
  Minimum payments to officers of the Company in the amount of $199,200.

        The Company is party to certain consulting contracts with two corporations controlled by officers of the Company that provide for aggregate contingent payments of up to approximately $241,200 upon the occurrence of a change of control. As a triggering event has not taken place, the contingent payments have not been reflected in these consolidated financial statements (see Note 16).

        The Company is party to legal action as follows:

  (a)
  The Company is subject to a small claims court action for a contractual interpretation matter that was settled in the first quarter of the 2018 fiscal year. The Company has agreed to pay $16,000 by December 31, 2017, at which time the action will be dismissed and a release provided. The Company has accrued this amount as a liability as of August 31, 2017; and

  (b)
  The Company is subject to an action brought on by a non-registered securities advisor and newsletter writer, who is claiming $1 million in general damages, $1 million in special damages, $500,000 for aggravated damages and $500,000 for punitive damages in relation to alleged libels and slanders allegedly anonymously committed by the Company, two of its officers and a director. The action is in its infancy and pleadings have not closed. An assessment of the merits of this action is currently premature. The Company is defending this action and feels that there is good evidence of many negative comments about the plaintiff from non-parties that if there is any liability as a result of this action the damages are likely to be a nominal or nuisance amount. The Company is not yet aware that the plaintiff has any damages. There is also a counter claim alleging libelous statements made by the original plaintiff.

16. Subsequent Events

        On December 13, 2017, the Company announced that it had entered into a definitive agreement (the "Arrangement Agreement") with Westwater Resources Inc. ("Westwater"), a corporation listed on Nasdaq, pursuant to which it is proposed that Westwater will acquire all the issued and outstanding securities of the Company (the "Acquisition").

        The acquisition will be by way of a court-approved Plan of Arrangement pursuant to the Business Corporations Act (British Columbia) whereby each issued and outstanding share of the Company will be purchased by Westwater in exchange for 0.08 of one Westwater common share.

ALABAMA GRAPHITE CORP.

Notes to the Consolidated Financial Statements (Continued)

For the Years Ended August 31, 2017 and 2016

(Expressed in Canadian Dollars)

16. Subsequent Events (Continued)

        Holders of common share purchase warrants and stock options of the Company will receive replacement warrants and options issued by Westwater. Management, staff and directors of the Company have agreed to surrender 8,741,000 stock options and 4,883,337 warrants so that Westwater is not required to issue replacement securities for these stock options and warrants.

        Upon the closing of this transaction the current shareholders of the Company will hold approximately 30% of the issued and outstanding shares of Westwater.

        The Arrangement Agreement also provides for, among other things, a non-solicitation covenant on the part of the Company, subject to customary "fiduciary out" provisions that entitle the Company to consider and accept a superior proposal, a right in favour of Westwater to match any superior proposal and an entitlement for expense reimbursement upon termination for Westwater of up to US$1.5 million (approximately Canadian $1.9 million), under certain circumstances.

        In addition, on December 13, 2017 Westwater agreed to provide a secured loan to the Company for up to US$2 million to fund the Company's working capital, to pay outstanding liabilities and to provide sufficient operating funds to enable the Company to carry on its business until the closing of the Acquisition. The secured loan bears interest at the rate of 3% per annum, is secured by the assets of the Company and is convertible into common shares of the Company at Westwater's election using a conversion price equal to the volume weighted average price ("VWAP") for the shares for the five (5) Trading Days immediately following the day of the initial public announcement or press release relating to the Arrangement Agreement. The secured loan remains subject to the final approval of the TSX Venture Exchange.

        Should the Arrangement Agreement be terminated, the secured loan will become payable on June 30, 2018; however, if the Company withdraws its support for the Acquisition and recommends a competing transaction, the secured loan becomes repayable immediately.

ANNEX A

WESTWATER RESOURCES, INC.

as the Parent

and

1143738 B.C. LTD.

as the Purchaser

and

ALABAMA GRAPHITE CORP.

as the Company

 ARRANGEMENT AGREEMENT

December 13, 2017

A-i

A-ii

ARRANGEMENT AGREEMENT

        THIS AGREEMENT is made as of December 13, 2017,

AMONG:

        Westwater Resources, Inc., a corporation existing under the laws of the State of Delaware

        (the "Parent")

        —and—

        1143738 B.C. Ltd., a corporation existing under the laws of the Province of British Columbia and an indirect or direct subsidiary of the Parent

        (the "Purchaser")

        —and—

        Alabama Graphite Corp., a corporation existing under the laws of the Province of British Columbia

        (the "Company").

        NOW THEREFORE, in consideration of the covenants and agreements herein contained, the Parties agree as follows:

ARTICLE 1
INTERPRETATION

Section 1.1    Defined Terms.

        As used in this Agreement, the following terms have the following meanings:

        "Acquisition Proposal" means, other than the transactions contemplated by this Agreement, any offer, proposal or inquiry (written or oral) from any Person or group of Persons other than the Parent or the Purchaser after the date of this Agreement relating to: (i) any direct or indirect sale, disposition, alliance or joint venture (or any lease, long-term supply agreement or other arrangement having the same economic effect as a sale), direct or indirect, in a single transaction or a series of related transactions, of assets representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of the Company and its Subsidiaries or of 20% or more of the voting, equity or other securities of the Company or any of its Subsidiaries (or rights or interests therein or thereto); (ii) any direct or indirect take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in a Person or group of Persons beneficially owning 20% or more of any class of voting, equity or other securities or any other equity interests (including securities convertible into or exercisable or exchangeable for securities or equity interests) of the Company or any of its Subsidiaries; (iii) any plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or exclusive license involving the Company or any of its Subsidiaries; (iv) any other similar transaction or series of transactions involving the Company or any of its Subsidiaries; or (v) any other transaction, the consummation of which could reasonably be expected to impede, prevent or delay the transactions contemplated by this Agreement, including the Arrangement.

        "Affiliate" has the meaning specified in National Instrument 45-106—Prospectus and Registration Exemptions.

        "Agreement" means this arrangement agreement.

        "Arrangement" means an arrangement under Section 288 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of this Agreement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.

        "Arrangement Filings" means the records and information provided to the Registrar under section 292(a) of the BCBCA, together with a copy of the entered Final Order.

        "Arrangement Resolution" means the special resolution of the Company Securityholders approving the Plan of Arrangement to be considered at the Company Meeting, substantially in the form set out in Schedule B.

        "Authorization" means, with respect to any Person, any order, permit, approval, consent, waiver, licence or similar authorization of any Governmental Entity having jurisdiction over the Person.

        "BCBCA" means the Business Corporations Act (British Columbia).

        "Breaching Party" has the meaning specified in Section 4.6(3).

        "Budget" means the detailed budget for the exploration, development, management and operation of the Company using proceeds of a loan provided by the Parent to the Company and other available funds, as well as to all other general, administrative and others costs and expenses of the Company, as such budget is updated, revised and amended from time to time and approved by the Parent in its sole discretion;

        "Business Day" means any day of the year, other than a Saturday, Sunday or any day on which major banks are closed for business in Vancouver, British Columbia, Toronto, Ontario or Denver, Colorado.

        "Collective Agreements" means collective agreements and related documents including benefit agreements, letters of understanding, letters of intent and other written communications (including arbitration awards).

        "Common Shares" means the common shares in the capital of the Company.

        "Company" has the meaning specified in the Preamble.

        "Company Board" means the board of directors of the Company as constituted from time to time.

        "Company Board Recommendation" has the meaning specified in Section 2.4(2).

        "Company Change in Recommendation" has the meaning specified in Section 7.2(1)(d)(ii).

        "Company Circular" means the notice of the Company Meeting and accompanying management information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such management information circular, to be sent to the Company Securityholders in connection with the Company Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

        "Company Data Room" means the material contained as of 11:59 p.m. on December 12, 2017 in the virtual data room established by the Company, the index of documents of which is appended to the Company Disclosure Letter.

        "Company Disclosure Letter" means the disclosure letter dated the date of this Agreement and delivered by the Company to the Parent and the Purchaser with this Agreement.

        "Company Employees" means the officers and employees of the Company and its Subsidiaries.

        "Company Expense Reimbursement" has the meaning specified in Section 8.2(1)(a).

        "Company Expense Reimbursement Event" has the meaning specified in Section 8.2(1)(b).

        "Company Fairness Opinion" means an opinion of Echelon Wealth Partners Inc. to the effect that, as of the date of such opinion, and subject to the assumptions, limitations and qualifications set forth therein, the Consideration to be received by the Company Shareholders is fair, from a financial point of view, to such holders.

        "Company Filings" means all documents publicly filed under the profile of the Company on the System for Electronic Document Analysis Retrieval (SEDAR) since December 31, 2015.

        "Company Matching Period" has the meaning specified in Section 5.4(1)(e).

        "Company Meeting" means the special meeting of Company Securityholders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Company Circular and agreed to in writing by the Parent and the Purchaser.

        "Company Mineral Rights" has the meaning set forth in Paragraph (32)(a) of Schedule C.

        "Company Optionholders" means the holders of Company Options.

        "Company Options" means the outstanding options to purchase Common Shares issued pursuant to the Company Stock Option Plan.

        "Company Representatives" has the meaning specified in Section 5.1(1).

        "Company Securityholders" means, collectively, the Company Shareholders, the Company Optionholders and the Company Warrantholders.

        "Company Shareholders" means the registered or beneficial holders of the Common Shares, as the context requires.

        "Company Stock Option Plan" means the stock option plan of the Company dated December 16, 2011.

        "Company Superior Proposal Notice" has the meaning specified in Section 5.4(1)(c).

        "Company Warrant Agreements" means, collectively, the warrant agreements to purchase Company Warrants dated as of June 30, 2015, May 19, 2016, September 6, 2016, September 21, 2016, May 5, 2017 and May 10, 2017, respectively.

        "Company Warrants" means the outstanding common share purchase warrants of the Company to purchase Common Shares pursuant to the Company Warrant Agreements.

        "Company Warrantholders" means the holders of Company Warrants.

        "Confidentiality Agreement" means the confidentiality agreement dated May 9, 2017 between the Parent and the Company.

        "Consideration" means 0.08 of a Parent Share for each Common Share.

        "Consideration Shares" means the Parent Shares to be issued in exchange for Common Shares pursuant to the Arrangement.

        "Constating Documents" means articles of incorporation, amalgamation, or continuation, as applicable, by-laws and all amendments to such articles or by-laws.

        "Contract" means, with respect to any Person, any agreement, commitment, engagement, contract, franchise, licence, lease, obligation, undertaking or joint venture (written or oral) to which such Person is a party or by which it or any of its Subsidiaries is bound or affected or to which any of its respective properties or assets is subject.

        "Court" means the Supreme Court of British Columbia.

        "Depositary" means Computershare Investor Services Inc.

        "Dissent Rights" means the rights of dissent in respect of the Arrangement described in the Plan of Arrangement.

        "EDGAR" means the Electronic Data Gathering, Analysis, and Retrieval system of the United States Securities and Exchange Commission.

        "Effective Date" means the date upon which the Arrangement becomes effective, as set out in the Plan of Arrangement.

        "Effective Time" means the time on the Effective Date that the Arrangement becomes effective, as set out in the Plan of Arrangement.

        "Employee Plans" has the meaning set forth in Paragraph (40) of Schedule C.

        "Environmental Laws" means all Laws and agreements with Governmental Entities and all other statutory requirements relating to public health and safety, noise control, pollution or the protection of the environment or to the generation, production, installation, use, storage, treatment, transportation, Release or threatened Release of Hazardous Substances, including civil responsibility for acts or omissions with respect to the environment, mine reclamation, restoration or rehabilitation and all Authorizations issued pursuant to such Laws, agreements or other statutory requirements.

        "Final Order" means the final order of the Court pursuant to Section 291 of the BCBCA in a form acceptable to the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of the Company, the Parent and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to the Company, the Parent and the Purchaser, each acting reasonably) on appeal.

        "GAAP" means generally accepted accounting principles in the United States.

        "Governmental Entity" means (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, commissioner, minister, cabinet, governor in council, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (iv) any stock exchange.

        "Hazardous Substances" means any element, waste or other substance, whether natural or artificial and whether consisting of gas, liquid, solid or vapour that is prohibited, listed, defined, judicially interpreted, designated or classified as dangerous, hazardous, radioactive, explosive or toxic or a pollutant or a contaminant under or pursuant to any applicable Environmental Laws, and specifically including petroleum and all derivatives thereof or synthetic substitutes therefor and asbestos or asbestos-containing materials or any substance which is deemed under Environmental Laws to be deleterious to natural resources or worker or public health and safety.

        "IFRS" means generally accepted accounting principles as set out in the CPA Canada Handbook—Accounting for an entity that prepares its financial statements in accordance with International Financial Reporting Standards, at the relevant time, applied on a consistent basis.

        "Intellectual Property" means domestic and foreign: (i) patents, applications for patents and reissues, divisions, continuations, renewals, extensions and continuations-in-part of patents or patent applications; (ii) proprietary and non-public business information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing; (iii) copyrights, copyright registrations and applications for copyright registration; (iv) mask works, mask work registrations and applications for mask work registrations; (v) designs, design registrations, design registration applications and integrated circuit topographies; (vi) trade names, business names, corporate names, domain names, website names and world wide web addresses, common law trade-marks, trade-mark registrations, trade mark applications, trade dress and logos, and the goodwill associated with any of the foregoing; (vii) software; and (viii) any other intellectual property and industrial property.

        "Intellectual Property Rights" has the meaning specified in Paragraph (34) of Schedule C.

        "Interim Order" means the interim order of the Court in a form acceptable to the Company, the Parent and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended by the Court with the consent of the Company, the Parent and the Purchaser, each acting reasonably.

        "Law" means, with respect to any Person, any and all applicable law (statutory, civil, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have (or are applied as if they have) the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended.

        "Lien" means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachment, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute.

        "Locked-up Securityholders" means all of the directors and senior officers of the Company.

        "Material Adverse Effect" when used in connection with a Party means any change, event, occurrence, effect, state of facts or circumstance that, either individually or in the aggregate, is or could reasonably be expected to be material and adverse to the business, operations, results of operations, assets, properties, condition (financial or otherwise) or liabilities (contingent or otherwise) or prospects of that Party and its Subsidiaries, taken as a whole, and would, or would be reasonably expected to, prevent or materially delay either Party from consummating the transactions contemplated by this Agreement by the Outside Date, except any such change, event, occurrence, effect, state of facts or circumstance resulting from:

  (a)
  any change in general political, economic, financial, currency exchange, securities, capital or credit market conditions in Canada or the United States;

  (b)
  any change or proposed change in Law, IFRS or GAAP;

  (c)
  any fluctuation in commodities prices;

  (d)
  any change affecting the industries or markets in which such Party operates;

  (e)
  any natural disaster or the commencement or continuity of any act of war, armed hostilities or acts of terrorism;

  (f)
  the announcement of this Agreement or the transactions contemplated hereby;

  (g)
  any action taken (or omitted to be taken) by a Party or its Subsidiaries which is required to be taken (or omitted to be taken) pursuant to this Agreement; or

  (h)
  any change in the market price or trading volume of any securities of a Party (it being understood that the causes underlying such change in market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred);

provided, however, that with respect to clauses (a) through to and including (d), such matters do not have a materially disproportionate effect on such Party and its Subsidiaries, taken as a whole, relative to companies of similar size operating in the industries or markets in which such Party operates (in which case the incremental disproportionate effect may be taken into account in determining whether there has been, or is reasonably expected to be, a Material Adverse Effect), and provided further, however, that unless expressly provided in any particular section of the Agreement, references in certain sections of this Agreement to dollar amounts are not intended to be, and shall be deemed not to be, illustrative or interpretive for the purpose of determining whether a "Material Adverse Effect" has occurred.

        "Material Contract" means any Contract that:

  (a)
  if terminated, breached or not renewed would or would reasonably be expected to have a Material Adverse Effect with respect to a Party;

  (b)
  relates directly or indirectly to the guarantee of any liabilities or obligations or to indebtedness (currently outstanding or which may become outstanding) for borrowed money in excess of $50,000 in the aggregate;

  (c)
  restricts the incurrence of indebtedness by a Party or any of its Subsidiaries or (including by requiring the granting of an equal and rateable Lien) the incurrence of any Liens on any properties or assets of a Party or its Subsidiaries, or restricts the payment of dividends by a Party or any of its Subsidiaries;

  (d)
  under which a Party or any of its Subsidiaries is obligated to make or expects to receive payments on an annual basis in excess of $50,000 or in excess of $250,000 over the remaining term;

  (e)
  creates an exclusive dealing arrangement, right of first offer or refusal or "most favored nation" obligation;

  (f)
  provides for employment, severance or change in control payments;

  (g)
  provides for the purchase, sale or exchange of, or option to purchase, sell or exchange, any property or asset where the purchase or sale price or agreed value or fair market value of such property or asset exceeds $50,000;

  (h)
  limits or restricts in any material respect (A) the ability of a Party or any Subsidiary to engage in any line of business or carry on business in any geographic area, (B) the ability of a Party to solicit or hire any Person, or (C) the scope of Persons to whom a Party or any of its Subsidiaries may sell products or deliver services;

  (i)
  provides for obligations or entitlements or termination payments of such Party, or which has an economic value to such Party, whether or not on a contingent basis, in excess of either $50,000 per annum or $100,000 in total;

  (j)
  remains in full force and effect and has been filed with the Securities Authorities as a material contract in accordance with applicable Securities Laws;

  (k)
  is a partnership agreement, limited liability company agreement, joint venture agreement or similar agreement or arrangement relating to the formation, creation or operation of any partnership, limited liability company or joint venture in which such Party and/or its Subsidiaries have an interest;

  (l)
  is a royalty agreement, power supply agreement, water supply agreement or agreement with a Governmental Entity;

  (m)
  requires the consent of any other party to the Contract to a change in control of a Party or any of its Subsidiaries; or

  (n)
  is otherwise material to a Party and its Subsidiaries, taken as a whole.

        "MI 61-101" means Multilateral Instrument 61-101—Protection of Minority Security Holders in Special Transactions.

        "Misrepresentation" has the meaning specified under Securities Laws.

        "NASDAQ" means the Nasdaq Stock Market.

        "NI 43-101" means National Instrument 43-101—Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators;

        "Officer" has the meaning specified in the Securities Act (British Columbia).

        "Ordinary Course" means, with respect to an action taken by a Party, that such action is consistent with the past practices of such Party, is taken in the ordinary course of the normal day-to-day operations of the business of such Party and is not materially adverse to such Party.

        "Outside Date" means June 30, 2018 or such later date as may be agreed to in writing by the Parties.

        "Parent" has the meaning specified in the Preamble.

        "Parent Board" means the board of directors of the Parent as constituted from time to time.

        "Parent Board Recommendation" has the meaning specified in Section 2.6(1)(c).

        "Parent Change in Recommendation" has the meaning specified in Section 7.2(1)(c)(ii).

        "Parent Circular" means the notice of the Parent Meeting as part of a proxy statement pursuant to Section 14(a) of the U.S. Exchange Act, including all schedules, appendices and exhibits to, and information incorporated by reference in, such proxy statement, to be sent to the Parent Shareholders in connection with the Parent Meeting, if necessary, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

        "Parent Data Room" means the material contained as of 11:59 p.m. on December 12, 2017 in the virtual data room established by the Parent, the index of documents of which is appended to the Parent Disclosure Letter.

        "Parent Disclosure Letter" means the disclosure letter dated the date of this Agreement and delivered by the Parent and the Purchaser to the Company with this Agreement.

        "Parent Fairness Opinion" means an opinion of Roth Capital Partners, LLC to the effect that, as of the date of such opinion, and subject to the assumptions, limitations and qualifications set forth therein, the Consideration to be paid by the Parent pursuant to the Arrangement Agreement is fair, from a financial point of view, to the Parent.

        "Parent Filings" means all documents publicly filed under the profile of the Parent on EDGAR since December 31, 2015.

        "Parent Meeting" means the special meeting of Parent Shareholders, including any adjournment or postponement thereof, to be called for the purpose of obtaining approval of the Parent Shareholder Approval Resolution.

        "Parent Mineral Rights" has the meaning set forth in Paragraph (16)(a) of Schedule D.

        "Parent Omnibus Incentive Plan" means the Parent's 2013 Omnibus Incentive Plan, as amended from time to time.

        "Parent Options" means the outstanding options to purchase Parent Shares issued pursuant to the Parent Stock Option Plan.

        "Parent Shareholder Approval" means the approval by the Parent Shareholders of the Parent Shareholder Approval Resolution.

        "Parent Shareholder Approval Resolution" means the special resolution of the Parent Shareholders approving the issuance of the Consideration Shares, substantially in the form of Schedule B-1.

        "Parent Shareholders" means the registered or beneficial holders of the Parent Shares, as the context requires.

        "Parent Shares" means the common shares in the capital of the Parent.

        "Parties" means the Company, the Parent and the Purchaser and "Party" means any one of them.

        "Permitted Liens" means, in respect of a Party or any of its Subsidiaries, any one or more of the following:

  (a)
  Liens for Taxes which are not delinquent or that are being disputed in good faith;

  (b)
  inchoate or statutory Liens of contractors, subcontractors, mechanics, workers, suppliers, materialmen, carriers and others arising in the Ordinary Course, provided that such Liens are related to obligations not due or delinquent, are not registered against title to any assets of such Party or its Subsidiaries and in respect of which adequate holdbacks are being maintained as required by Law;

  (c)
  the right reserved to or vested in any Governmental Entity by any statutory provision or by the terms of any lease, licence, franchise, grant or permit of such party or its Subsidiaries, to terminate any such lease, licence, franchise, grant or permit, or to require annual or other payments as a condition of their continuance;

  (d)
  easements, including rights of way for, or reservations or rights of others relating to, sewers, water lines, gas lines, pipelines, electric lines, telegraph and telephone lines and other similar services and any registered restrictions or covenants that run with the land, provided that there has been compliance with the material provisions thereof and that they do not in the aggregate materially detract from the ability to use any leased properties and would not reasonably be expected to materially and adversely affect the ability of such Party to carry on its business in the Ordinary Course; and

  (e)
  in the case of the Company, Liens listed and described in Section 1.1(i) of the Company Disclosure Letter.

        "Person" includes any individual, partnership, limited partnership, limited liability partnership, joint venture, association, body corporate, corporation, company, unincorporated association, limited liability company, unlimited liability company, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

        "Plan of Arrangement" means the plan of arrangement, substantially in the form set out in Schedule A, subject to any amendments or variations to such plan made in accordance with Section 8.1 or made at the direction of the Court in the Final Order with the prior written consent of the Company, the Parent and the Purchaser, each acting reasonably.

        "Pre-Acquisition Reorganization" has the meaning specified in Section 4.5.

        "Purchaser" has the meaning specified in the Preamble.

        "Registrar" means the Registrar of Companies appointed pursuant to section 400 of the BCBCA.

        "Regulatory Approval" means any consent, waiver, permit, exemption, review, order, decision or approval of, or any registration and filing with, any Governmental Entity, or the expiry, waiver or termination of any waiting period imposed by Law or a Governmental Entity, in each case that is required in connection with the Arrangement.

        "Release" has the meaning prescribed in any Environmental Law and includes any sudden, intermittent or gradual release, spill, leak, pumping, addition, pouring, emission, emptying, discharge, migration, injection, escape, leaching, disposal, dumping, deposit, spraying, burial, abandonment, incineration, seepage, placement or introduction of a Hazardous Substance, whether accidental or intentional, into the environment.

        "Replacement Options" has the meaning specified in Section 4.9(1).

        "Required Approval" has the meaning specified in Section 2.2(3).

        "Securities Authority" means the British Columbia Securities Commission and any other applicable securities commissions or securities regulatory authority of a province or territory of Canada or the United States, including the United States Securities and Exchange Commission.

        "Securities Laws" means the Securities Act (British Columbia) and any other applicable provincial securities Laws and the U.S. Exchange Act and the U.S Securities Act.

        "Special Committee" means the committee of independent directors of the Company Board consisting of Dr. Gareth P. Hatch.

        "Subsidiary" means, with respect to a Person, any entity, whether incorporated or unincorporated: (i) of which such Person or any other Subsidiary of such Person is a general partner; or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person and/or by any one or more of its Subsidiaries; and shall include any body corporate, partnership, joint venture or other entity over which it exercises direction or control. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

        "Superior Proposal" means, any unsolicited bona fide written Acquisition Proposal from a Person who is an arm's length third party to the Company to purchase or otherwise acquire, directly or indirectly, by means of a merger, take-over bid, amalgamation, plan of arrangement, business combination, consolidation, recapitalization, liquidation, winding up or other transaction, not less than all of the outstanding Common Shares, not owned by the Person making such Acquisition Proposal or its Affiliates, or all or substantially all of the assets of the Company, on a consolidated basis that: (a) complies with Securities Laws and did not result from or involve a breach of Article 5 of this Agreement or any agreement between the Person making such Acquisition Proposal and the Company; (b) is reasonably capable of being completed without undue delay, taking into account, all financial, legal, regulatory and other aspects of such proposal and the Person making such Acquisition Proposal; (c) is not subject to any financing contingency and in respect of which adequate arrangements have been made to ensure that the required funds or other consideration will be available to effect payment in full for all of the Common Shares or assets, as the case may be; (d) is not subject to any due diligence and/or access condition; (e) that the board of directors of the Company and any relevant committee thereof determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the Person making such Acquisition Proposal, would, if consummated in accordance with its terms, but without assuming away the risk of non-completion, result in a transaction which is more favorable, from a financial point of view, to the Company Shareholders than the Arrangement (including any amendments to the terms and conditions of the Arrangement that may be proposed by the Parent and the Purchaser pursuant to Section 5.4(2)); and (f) in the event that the Company does not have the financial resources to pay the Company Expense Reimbursement, the terms of such Acquisition Proposal provide that the person making such Superior Proposal shall advance or otherwise provide the Company the cash required for the Company to pay the Company Expense Reimbursement and such amount shall be advanced or provided on or before the date such Company Expense Reimbursement becomes payable.

        "Tax Act" means the Income Tax Act (Canada).

        "Tax Returns" means any and all returns, reports, declarations, elections, notices, forms, designations, filings, and statements (including estimated tax returns and reports, withholding tax returns and reports, and information returns and reports) filed or required to be filed in respect of Taxes.

        "Taxes" means (i) any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments of any kind whatsoever imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, indebtedness, surplus, sales, goods and services, harmonized sales, use, value-added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, health, employee health, payroll, workers' compensation, employment or unemployment, severance, social services, social security, education, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions; (ii) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (i) above or this clause (ii); (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iv) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result of being a transferee or successor in interest to any party.

        "Technology" has the meaning specified in Paragraph (34) of Schedule C

        "Terminating Party" has the meaning specified in Section 4.6(3).

        "Termination Notice" has the meaning specified in Section 4.6(3).

        "TSX-V" means the TSX Venture Exchange.

        "Underlying Shares" means the Parent Shares to be received by a Company Optionholder and/or Company Warrantholder upon exercise of Replacement Options and/or Company Warrants.

        "U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

        "U.S. Securities Act" means the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

        "Voting Agreements" means the voting agreements (including all amendments thereto) between the Parent, the Purchaser and the Locked-up Securityholders setting forth the terms and conditions upon which they have agreed, among other things, to vote their Common Shares, Company Options and Company Warrants, as applicable, in favour of the Arrangement Resolution.

        "wilful breach" means a material breach that is a consequence of an act undertaken by the breaching party with the actual knowledge that the taking of such act would, or would be reasonably expected to, cause a breach of this Agreement.

Section 1.2    Certain Rules of Interpretation.

        In this Agreement, unless otherwise specified:

  (1)
  Headings, etc. The provision of a Table of Contents, the division of this Agreement into Articles and Sections and the insertion of headings are for convenient reference only and do not affect the construction or interpretation of this Agreement.

  (2)
  Currency. All references to dollars or to $ are references to Canadian dollars and all references to U.S.$ are references to U.S. dollars.

  (3)
  Gender and Number. Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.

  (4)
  Certain Phrases and References, etc. The words "including", "includes" and "include" mean "including (or includes or include) without limitation," and "the aggregate of", "the total of", "the sum of", or a phrase of similar meaning means "the aggregate (or total or sum), without duplication, of." Unless stated otherwise, "Article", "Section", and "Schedule" followed by a number or letter mean and refer to the specified Article or Section of or Schedule to this Agreement. The term "Agreement" and any reference in this Agreement to this Agreement or any other agreement or document includes, and is a reference to, this Agreement or such other agreement or document as it may have been, or may from time to time be, amended, restated, replaced, supplemented or novated and includes all schedules to it. The term "made available" means (i) copies of the subject materials were included in the Company Data Room or Parent Data Room, as applicable, (ii) copies of the subject materials were provided to the Parent, the Purchaser or the Company, as applicable, or (iii) the subject material was listed in the Company Disclosure Letter or Parent Disclosure Letter, if applicable, or referred to in the Company Data Room or Parent Data Room, as applicable, and copies were provided to the applicable Party if requested.

  (5)
  Capitalized Terms. All capitalized terms used in any Schedule, in the Company Disclosure Letter or in the Parent Disclosure Letter have, unless otherwise defined, the meanings ascribed to them in this Agreement.

  (6)
  Knowledge. Where any representation or warranty is expressly qualified by reference to the knowledge of the Company, it shall be deemed to refer to the actual knowledge of Tyler Dinwoodie, Douglas Bolton or Gareth Hatch, in each case, after reasonable and diligent inquiry. Where any representation or warranty is expressly qualified by reference to the knowledge of the Parent or the Purchaser, it shall be deemed to refer to the actual knowledge of Christopher Jones, Jeffrey Vigil and Dain McCoig, in each case, after reasonable and diligent inquiry.

  (7)
  Accounting Terms. All accounting terms are to be interpreted in accordance with IFRS or GAAP, as the case may be, and all determinations of an accounting nature in respect of the Company required to be made shall be made in a manner consistent with IFRS or GAAP, as the case may be.

  (8)
  Statutes. Any reference to a statute refers to such statute and all rules and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

  (9)
  Computation of Time. A period of time is to be computed as beginning on the day following the event that began the period and ending at 4:30 p.m. on the last day of the period, if the last day of the period is a Business Day, or at 4:30 p.m. on the next Business Day if the last day of the period is not a Business Day.

  (10)
  Time References. References to time are to local time, Vancouver, British Columbia.

  (11)
  Subsidiaries. To the extent any covenants or agreements relate, directly or indirectly, to a Subsidiary of a Party, each such provision shall be construed as a covenant by the such Party to cause (to the fullest extent to which it is legally capable) such Subsidiary to perform the required action.

  (12)
  Consent. If any provision requires approval or consent of a Party and such approval or consent is not delivered within the specified time limit, the Party whose consent or approval is required shall be conclusively deemed to have withheld its approval or consent.

Section 1.3    Schedules.

  (1)
  The schedules attached to this Agreement form an integral part of this Agreement for all purposes of it.

  (2)
  The Company Disclosure Letter and the Parent Disclosure Letter and all information contained therein is confidential information and may not be disclosed unless (i) it is required to be disclosed pursuant to Law unless such Law permits the Parties to refrain from disclosing the information for confidentiality or other purposes or (ii) a Party needs to disclose it in order to enforce or exercise its rights under this Agreement.

ARTICLE 2
THE ARRANGEMENT

Section 2.1    Arrangement

        The Company, the Parent and the Purchaser agree that the Arrangement will be implemented in accordance with and subject to the terms and conditions of this Agreement and the Plan of Arrangement.

Section 2.2    Interim Order

        As soon as reasonably practicable after the date of this Agreement, but in any event on or before January 22, 2018, the Company shall apply in a manner reasonably acceptable to the Parent and the Purchaser, pursuant to the BCBCA and, in cooperation with the Parent and the Purchaser, prepare, file and diligently pursue an application for the Interim Order, which shall provide, among other things:

  (1)
  for the class of persons to whom notice is to be provided in respect of the Arrangement and the Company Meeting and for the manner in which such notice is to be provided;

  (2)
  for confirmation of the record date for the Company Meeting referred to in Section 2.3(5);

  (3)
  that the required level of approval (the "Required Approval") for the Arrangement Resolution shall be the affirmative vote of:

  (a)
  not less than 66 2/3% of the votes cast on the Arrangement Resolution:

  (i)
  by Company Securityholders, voting together as a single class, present in person or represented by proxy at the Company Meeting, and

  (ii)
  by Company Shareholders present in person or represented by proxy at the Company Meeting; and

    (b)
    if applicable, a majority of the votes attached to the Common Shares held by Company Shareholders present in person or represented by proxy at the Company Meeting excluding for this purpose votes attached to the Common Shares held by Persons described in items (a) through (d) of Section 8.1(2) of MI 61-101;

  (4)
  that, subject to the foregoing and the terms of the Interim Order, the terms, restrictions and conditions of the Company's Constating Documents, including quorum requirements and all other matters, shall apply in respect of the Company Meeting;

  (5)
  for the grant of Dissent Rights to those Company Shareholders who are registered Company Shareholders as contemplated in the Plan of Arrangement;

  (6)
  for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

  (7)
  that the Company Meeting may be adjourned or postponed from time to time by the Company if required by this Agreement or otherwise with the consent of the Parent and the Purchaser in accordance with the terms of this Agreement without the need for additional approval of the Court;

  (8)
  that the record date for the Company Securityholders entitled to notice of and to vote at the Company Meeting will not change in respect of any adjournment(s) or postponement(s) of the Company Meeting unless required by Law;

  (9)
  that it is the Parent and the Purchaser's intention to rely upon the exemption from registration provided by Section 3(a)(10) of the U.S. Securities Act with respect to the issuance of the Consideration Shares and Replacement Options, as applicable, to be issued pursuant to the Arrangement, based on the Court's approval of the Arrangement; and

  (10)
  for such other matters as the Parent and the Purchaser may reasonably require.

Section 2.3    The Company Meeting

        The Company shall:

  (1)
  convene and conduct the Company Meeting in accordance with the Interim Order, the Company's Constating Documents and Law on or before April 17, 2018 for the purpose of considering the Arrangement Resolution and for any other proper purpose as may be set out in the Company Circular and agreed to by the Purchaser, acting reasonably, and not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Company Meeting without the prior written consent of the Parent and the Purchaser, except as required or permitted under Section 2.3(11), Section 4.6(3) or Section 5.4(5) or as required for quorum purposes (in which case, the Company Meeting shall be adjourned and not cancelled) or as required by Law or by a Governmental Entity;

  (2)
  solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Company Shareholder that is inconsistent with the Arrangement Resolution and the completion of any of the transactions contemplated by this Agreement, including, if so requested by the Parent and the Purchaser, and at the expense of the Parent and the Purchaser, using such mutually agreeable dealer and proxy solicitation services firms as the Parent and the Purchaser may request, and cooperating with any Persons engaged by the Parent and the Purchaser to solicit proxies in favour of the approval of the Arrangement Resolution;

  (3)
  provide the Parent and the Purchaser with copies of or access to information regarding the Company Meeting generated by any dealer or proxy solicitation services firm, as requested from time to time by the Parent and the Purchaser;

  (4)
  permit the Parent and the Purchaser, on behalf of the management of the Company, directly or through the proxy solicitation services firm contemplated in Section 2.3(2), to actively solicit proxies in favour of the Arrangement on behalf of management of the Company in compliance with Law and disclose in the Company Circular that the Purchaser and the Parent may make such solicitations;

  (5)
  consult with the Parent and the Purchaser in fixing the date of the Company Meeting and the record date of the Company Meeting, give notice to the Parent and the Purchaser of the Company Meeting and allow the Parent and the Purchaser's representatives and legal counsel to attend the Company Meeting;

  (6)
  promptly advise the Parent and the Purchaser, at such times as the Parent and the Purchaser may reasonably request and at least on a daily basis on each of the last ten (10) Business Days prior to the date of the Company Meeting, as to the aggregate tally of the proxies received by the Company in respect of the Arrangement Resolution;

  (7)
  promptly advise the Parent and the Purchaser of any communication (written or oral) from or claims brought by (or threatened to be brought by) any Person in opposition to the Arrangement and/or purported exercise or withdrawal of Dissent Rights, and written communications sent by or on behalf of the Company to any Company Shareholder exercising or purporting to exercise Dissent Rights;

  (8)
  not make any payment or settlement offer, or agree to any payment or settlement prior to the Effective Time with respect to Dissent Rights without the prior written consent of the Parent and the Purchaser;

  (9)
  not change the record date for the Company Securityholders entitled to vote at the Company Meeting in connection with any adjournment or postponement of the Company Meeting, or change any other matters in connection with the Company Meeting unless required by Law or approved by the Parent and the Purchaser;

  (10)
  at the request of the Parent and the Purchaser from time to time, provide the Parent and the Purchaser with a list (in both written and electronic form) of (i) the Company Shareholders, together with their addresses and respective holdings of Common Shares, (ii) the names, addresses and holdings of all Persons having rights issued by the Company to acquire Common Shares (including Company Optionholders and Company Warrantholders), and (iii) participants and book-based nominee registrants such as CDS & Co., CEDE & Co. and DTC, and non-objecting beneficial owners of Common Shares, together with their addresses and respective holdings of Common Shares. The Company shall from time to time require that its registrar and transfer agent furnish the Parent and the Purchaser with such additional information, including updated or additional lists of Company Shareholders, and lists of securities positions and other assistance as the Parent and the Purchaser may reasonably request in order to be able to communicate with respect to the Arrangement with the Company Shareholders and with such other Persons as are entitled to vote on the Arrangement Resolution; and

  (11)
  at the request of the Parent and the Purchaser, adjourn or postpone the Company Meeting to a date specified by the Parent and the Purchaser that is not later than 15 Business Days after the date on which the Company Meeting was originally scheduled and in any event to a date that is not later than five Business Days prior to the Outside Date.

Section 2.4    The Company Circular

  (1)
  The Company shall, as promptly as reasonably practicable, prepare and complete, in consultation with the Parent and the Purchaser, the Company Circular together with any other documents required by Law in connection with the Company Meeting and the Arrangement, and the Company shall, promptly after obtaining the Interim Order, cause the Company Circular and such other documents to be filed and sent to each Company Securityholder and other Person as required by the Interim Order and Law, in each case so as to permit the Company Meeting to be held by the date specified in Section 2.3(1).

  (2)
  The Company shall ensure that the Company Circular complies in all material respects with Law, does not contain any Misrepresentation (except that the Company shall not be responsible for any information relating to the Parent and the Purchaser, including the Parent Shares) and provides the Company Securityholders with sufficient information to permit them to form a reasoned judgement concerning the matters to be placed before the Company Meeting. Without limiting the generality of the foregoing, the Company Circular must include: (i) a copy of the Company Fairness Opinion, (ii) a statement that the Special Committee has received the Company Fairness Opinion, and has, after receiving legal and financial advice, unanimously recommended that the Company Board approve the Arrangement Agreement and that the Company Securityholders vote in favour of the Arrangement Resolution, (iii) a statement that the Company Board has received the Company Fairness Opinion, and has unanimously, after receiving legal and financial advice and the recommendation of the Special Committee, determined that the Arrangement Resolution is in the best interests of the Company and the Company Securityholders and recommends that the Company Securityholders vote in favour of the Arrangement Resolution (the "Company Board Recommendation"), and (iv) a statement that the Locked-up Securityholders have entered into the Voting Agreements pursuant to which, subject to the terms of the Voting Agreements and the terms of this Agreement, they have agreed to vote all their Common Shares, Company Options and Company Warrants, as applicable, in favour of the Arrangement Resolution.

  (3)
  The Company shall give the Parent and the Purchaser and its legal counsel a reasonable opportunity to review and comment on drafts of the Company Circular and other related documents, and shall give reasonable consideration to any comments made by the Parent and the Purchaser and its counsel, and agrees that all information relating solely to the Parent and the Purchaser included in the Company Circular must be in a form and content satisfactory to each of the Parent and the Purchaser, acting reasonably.

  (4)
  The Parent and the Purchaser shall provide all necessary information concerning the Parent and the Purchaser that is required by Law to be included by the Company in the Company Circular or other related documents to the Company in writing and shall ensure that such information does not include any Misrepresentation. The Parent and the Purchaser shall use reasonable commercial efforts to obtain any necessary consents from any of its auditors and any other advisors to the use of any financial, technical or other expert information required to be included in the Company Circular and to the identification in the Company Circular of each such advisor and shall use reasonable commercial efforts to ensure that such information does not contain any Misrepresentation concerning the Parent, the Purchaser or the Parent Shares.

  (5)
  Each Party shall promptly notify the other Party if it becomes aware that the Company Circular contains a Misrepresentation, or otherwise requires an amendment or supplement. The Parties shall cooperate in the preparation of any such amendment or supplement as required or appropriate, and the Company shall promptly mail, file or otherwise publicly disseminate any such amendment or supplement to the Company Securityholders and, if required by the Court or by Law, file the same with the Securities Authorities or any other Governmental Entity as required.

Section 2.5    Parent Meeting

        The Parent shall:

  (1)
  convene and conduct the Parent Meeting in accordance with the Parent's Constating Documents on or before April 17, 2018 for the purpose of considering the Parent Shareholder Approval Resolution and for any other proper purpose as may be set out in the Parent Circular and agreed to by the Company, acting reasonably, and not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Parent Meeting without the prior written consent of the Company, except as required or permitted under Section 4.6(3) or as required for quorum purposes (in which case, the Purchaser Meeting shall be adjourned and not cancelled) or as required by Law or by a Governmental Entity;

  (2)
  solicit proxies in favour of the approval of the Parent Shareholder Approval Resolution and against any resolution submitted by any Parent Shareholder that is inconsistent with the Parent Shareholder Approval Resolution and the completion of any of the transactions contemplated by this Agreement, including, if so requested by the Company, acting reasonably, using such mutually agreeable dealer and proxy solicitation services firms as the Company may request, at the Parent's expense;

  (3)
  consult with the Company in fixing the date of the Parent Meeting and the record date for the Parent Meeting;

  (4)
  provide the Company with copies of or access to information regarding the Parent Meeting generated by any dealer or proxy solicitation services firm, as requested from time-to-time by the Company;

  (5)
  give notice to the Company of the Parent Meeting and allow the Company Representatives and legal counsel to attend the Parent Meeting;

  (6)
  not change the record date for the Parent Shareholders entitled to vote at the Parent Meeting in connection with any adjournment or postponement of the Parent Meeting, or change any other matters in connection with the Parent Meeting unless required by Law or approved by the Company;

  (7)
  promptly advise the Company of any communication (written or oral) from or claims brought by (or threatened to be brought by) any Person in opposition to the Purchaser Shareholder Approval Resolution; and

  (8)
  promptly advise the Company, at such times as the Company may reasonably request and at least on a daily basis on each of the last ten (10) Business Days prior to the date of the Parent Meeting, as to the aggregate tally of the proxies received by the Parent in respect of the Parent Shareholder Approval Resolution.

Section 2.6    Parent Circular

  (1)
  The Parent shall:

  (a)
  as promptly as reasonably practicable following execution of this Agreement, (i) prepare the Parent Circular together with any other documents required by Law in connection with the Parent Meeting, (ii) file the Parent Circular in all jurisdictions where the same is required to be filed, and (iii) mail the Parent Circular if and as required in accordance with Law, in each case so as to permit the Company Meeting to be held by the date specified in Section 2.5(1);

  (b)
  ensure that the Parent Circular complies in all material respects with Law and does not contain any Misrepresentation (except that the Parent and the Purchaser shall not be responsible for any information relating to the Company and the Common Shares), and, without limiting the generality of the foregoing, the Parent Circular must include: (i) a statement that the Parent Board has, after receiving legal and financial advice, unanimously determined that entering into this Agreement and completing the transactions contemplated by this Agreement are in the best interests of the Parent and the Purchaser and the Parent Board is recommending that the Parent Shareholders vote in favour of the Parent Shareholder Approval Resolution (the "Parent Board Recommendation"), (ii) a copy of the Parent Fairness Opinion and (iii) a statement that the Parent Board has received the Parent Fairness Opinion;

    (c)
    take all other actions that are reasonably necessary or desirable to seek approval of the Purchaser Shareholder Approval Resolution; and

    (d)
    provide the Company with final copies of the Parent Circular prior to the mailing thereof to the Parent Shareholders.

  (2)
  The Company and its legal counsel shall be given a reasonable opportunity to review and comment on the Parent Circular prior to the Parent Circular being printed and filed with the Governmental Entities, and reasonable consideration shall be given to any comments made by the Company and its counsel, provided that all information relating solely to the Company, its Affiliates and the Common Shares included in the Parent Circular shall be in form and content satisfactory to the Company, acting reasonably.

  (3)
  The Company shall provide all necessary information concerning the Company that is required by Law to be included by the Parent in the Parent Circular or other related documents to the Parent in writing, use reasonable commercial efforts to obtain any necessary consents from any of its auditors and any other advisors to the use of any financial, technical or other expert information required to be included in the Parent Circular and to the identification in the Parent Circular of each such advisor and shall use reasonable commercial efforts to ensure that such information does not contain any Misrepresentation concerning the Company.

  (4)
  The Parent shall promptly notify the Company if at any time before the Effective Date the Parent becomes aware that the Parent Circular contains a Misrepresentation, or that otherwise requires an amendment or supplement to the Parent Circular and the Parties shall co-operate in the preparation of any amendment or supplement to the Parent Circular as required or appropriate, and the Parent shall promptly mail, file or otherwise publicly disseminate any amendment or supplement to the Parent Circular to Parent Shareholders and, if required by the Court or Law, file the same with the Securities Authorities or any other Governmental Entities as required.

Section 2.7    Final Order

        If the Interim Order is obtained, the Arrangement Resolution is passed at the Company Meeting and the Parent Shareholder Approval is obtained as provided for in the Interim Order, the Company shall take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to Section 291 of the BCBCA, as soon as reasonably practicable, but in any event not later than three (3) Business Days after the later of the approval of the Arrangement Resolution at the Company Meeting as provided for in the Interim Order and the receipt of the Parent Shareholder Approval, or within such other time period as may be agreed upon by the Parties, each acting reasonably.

Section 2.8    Court Proceedings

        In connection with all Court proceedings relating to obtaining the Interim Order and the Final Order, the Company shall:

  (1)
  diligently pursue, and cooperate with the Parent and the Purchaser in diligently pursuing, the Interim Order and the Final Order;

  (2)
  provide the Parent and the Purchaser and its legal counsel with a reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, and will accept the reasonable comments of the Parent and the Purchaser and its legal counsel;

  (3)
  provide legal counsel to the Parent and the Purchaser on a timely basis with copies of any notice of appearance, evidence or other documents served on the Company or its legal counsel in respect of the application for the Interim Order or the Final Order or any appeal therefrom, and any notice, written or oral, indicating the intention of any Person to appeal, or oppose the granting of, the Interim Order or the Final Order;

  (4)
  ensure that all material filed with the Court in connection with the Arrangement is consistent in all material respects with the terms of this Agreement and the Plan of Arrangement;

  (5)
  not file any material with the Court in connection with the Arrangement or serve any such material, or agree to modify or amend any material so filed or served, except as contemplated by this Agreement or with the Parent and the Purchaser's prior written consent, acting reasonably, provided the Parent is not required to agree or consent to any increase in, or variation of the form of, the Consideration or other modification or amendment to such filed or served materials that expands or increases the Purchaser's or Parent's obligations, or diminishes or limits the Parent's or Purchaser's rights, set forth in any such filed or served materials or under this Agreement;

  (6)
  oppose any proposal from any Person that the Final Order contain any provision materially inconsistent with this Agreement, and if required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, do so only after notice to, and in consultation and cooperation with, the Parent and the Purchaser; and

  (7)
  not object to legal counsel to the Parent and the Purchaser making such submissions on application for either the Interim Order or the Final Order as such counsel considers appropriate, provided that the Company is advised of the nature of any submissions prior to the hearing and such submissions are not inconsistent with this Agreement or the Plan of Arrangement.

Section 2.9    Payment of Consideration

        The Parent will, immediately prior to the Effective Time, ensure that the Depositary has been provided with sufficient Consideration Shares in escrow to pay the aggregate consideration to be paid pursuant to the Arrangement to the Company Securityholders, as applicable.

Section 2.10    No Fractional Shares

        In no event shall any Company Securityholder be entitled to a fractional Parent Share. Where the aggregate number of Parent Shares to be issued to a person as consideration under or as a result of the Arrangement would result in a fraction of a Parent Share being issuable, the number of Parent Shares to be received by such securityholder shall be rounded down to the nearest whole Parent Share and no person will be entitled to any compensation in respect of a fractional Parent Share.

Section 2.11    Arrangement Filings and Effective Date

  (1)
  On the second Business Day after the satisfaction or, where not prohibited, the waiver of the conditions (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, the waiver of those conditions as of the Effective Date) set forth in Article 6, unless another time or date is agreed to in writing by the Parties, the Parties shall send to the Registrar for filing under the BCBCA, the Arrangement Filings and such other documentation as may be required in connection therewith under the BCBCA to give effect to the Arrangement, and the Arrangement shall become effective.

  (2)
  The Company shall amend the Plan of Arrangement from time to time at the reasonable request of the Purchaser, provided that no such amendment is inconsistent with the Interim Order or the Final Order or is prejudicial to the Company or the Company Securityholders.

  (3)
  The closing of the Arrangement will take place at the offices of Stikeman Elliott LLP, or at such other location as may be agreed upon by the Parties.

Section 2.12    Withholding Taxes

  (1)
  The Parent, the Purchaser, the Company and the Depositary, as applicable, shall be entitled to deduct and withhold from any consideration otherwise payable or otherwise deliverable to any Company Securityholders under the Plan of Arrangement such amounts as the Parent, Purchaser, the Company or the Depositary, as applicable, are required or reasonably believe to be required to deduct and withhold from such consideration under any provision of any Laws in respect of Taxes. Any such amounts will be deducted, withheld and remitted from the consideration payable pursuant to the Plan of Arrangement and shall be treated for all purposes under this Agreement as having been paid to the Company Securityholders in respect of which such deduction, withholding and/or remittance was made; provided that such consideration (or an equivalent amount) is actually remitted to the appropriate Governmental Entity. The Parent, Purchaser, the Company and the Depositary, as applicable, shall be entitled to sell any Parent Shares which are withheld or to take any other steps necessary in order to convert such withheld consideration into cash to be remitted to the appropriate Governmental Entity.

  (2)
  Notwithstanding anything to the contrary set forth in this Agreement, no Parent Shares shall be delivered to a holder of Company Options or Company Warrants until such holder has either: (a) provided the Parent with an amount in cash equal to any amounts required to be withheld from such holder under any provision of any Laws in respect of Taxes or (b) provided the Parent with evidence satisfactory to the Parent, in its sole discretion, that no amounts are required to be withheld from such holder under any provision of any Laws in respect of Taxes.

Section 2.13    U.S. Securities Law Matters

        The Parties agree that the Arrangement will be carried out with the intention that all Consideration Shares and Replacement Options issued on completion of the Arrangement to Company Securityholders will be issued by the Parent in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereunder. In order to ensure the availability of the exemption under Section 3(a)(10) of the U.S. Securities Act, the Parties agree that the Arrangement will be carried out on the following basis:

  (1)
  the Arrangement will be subject to the approval of the Court;

  (2)
  the Court will be advised as to the intention of the Parties to rely on the exemption under Section 3(a)(10) of the U.S. Securities Act prior to the hearing required to approve the Arrangement;

  (3)
  the Court will be required to satisfy itself as to the fairness of the Arrangement to the Company Securityholders, subject to the Arrangement;

  (4)
  the Company will ensure that each Person entitled to receive Consideration Shares, Replacement Options, as applicable, on completion of the Arrangement will be given adequate notice advising them of their right to attend the hearing of the Court to give approval of the Arrangement and providing them with sufficient information necessary for them to exercise that right;

  (5)
  each Person entitled to receive Consideration Shares and Replacement Options, as applicable, will be advised that the Consideration Shares and Replacement Options, as applicable, issued pursuant to the Arrangement have not been registered under the U.S. Securities Act and will be issued by the Purchaser in reliance on the exemption under Section 3(a)(10) of the U.S. Securities Act;

  (6)
  the Final Order approving the Arrangement that is obtained from the Court will expressly state that the Arrangement is approved by the Court as being fair to the Company Securityholders;

  (7)
  the Interim Order approving the Company Meeting will specify that each Company Securityholder will have the right to appear before the Court at the hearing of the Court to give approval of the Arrangement so long as they enter an appearance within a reasonable time; and

  (8)
  the Company shall request that the Final Order shall include a statement to substantially the following effect:

    "This Order will serve as a basis of a claim to an exemption, pursuant to section 3(a)(10) of the United States Securities Act of 1933, as amended, from the registration requirements otherwise imposed by that act, regarding the distribution of securities of the Parent, pursuant to the Plan of Arrangement.".

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

Section 3.1    Representations and Warranties of the Company

  (1)
  Except as set forth in the Company Disclosure Letter or as disclosed in the Company Filings (other than any forward-looking information or anything in the risks factors section of the Company Filings or similar language contained therein), the Company represents and warrants to the Parent and the Purchaser as set forth in Schedule C and acknowledges and agrees that the Parent and the Purchaser are relying upon such representations and warranties in connection with the entering into of this Agreement. Each section of the Company Disclosure Letter shall be deemed to incorporate by reference all information disclosed in any other section of the Company Disclosure Letter to the extent it is reasonably apparent from reading of the disclosure or through cross-reference that such disclosure is applicable to such other sections or subsections.

  (2)
  The representations and warranties of the Company contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated at the Effective Time.

Section 3.2    Representations and Warranties of the Parent and the Purchaser

  (1)
  Except as set forth in the Parent Disclosure Letter or as disclosed in the Parent Filings (other than any forward-looking information or anything in the risks factors section of the Parent Filings or similar language contained therein), each of the Parent and the Purchaser represent and warrant to the Company as set forth in Schedule D and acknowledge and agree that the Company is relying upon such representations and warranties in connection with the entering into of this Agreement. Each section of the Parent Disclosure Letter shall be deemed to incorporate by reference all information disclosed in any other section of the Parent Disclosure Letter to the extent it is reasonably apparent from reading of the disclosure or through cross-reference that such disclosure is applicable to such other sections or subsections.

  (2)
  The representations and warranties of the Parent and the Purchaser contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated at the Effective Time.

ARTICLE 4
COVENANTS

Section 4.1    Conduct of Business of the Company.

  (1)
  The Company covenants and agrees that, subject to applicable law, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except with the express prior written consent of the Parent and the Purchaser or as required or permitted by this Agreement, the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the Ordinary Course and in accordance with Law.

  (2)
  Without limiting the generality of Section 4.1(1), subject to Law, the Company covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except with the express prior written consent of the Parent and the Purchaser or as required or permitted by this Agreement or as set out in the Budget, the Company shall use its reasonable commercial efforts to maintain and preserve intact the current business organization, assets, properties and business of the Company and its Subsidiaries, maintain in effect all material Authorizations of the Company, keep available the services of the present employees and agents of the Company and its Subsidiaries and maintain good relations with, and the goodwill of, employees, suppliers, customers, creditors and all other Persons having business relationships with the Company and its Subsidiaries and, except with the prior written consent of the Parent and the Purchaser, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

  (a)
  amend its Constating Documents;

  (b)
  split, combine, consolidate or reclassify any shares of its capital stock, undertake any capital reorganization or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof);

  (c)
  redeem, repurchase, or otherwise acquire or offer to redeem, repurchase or otherwise acquire any shares of its capital stock or reduce the stated capital in respect of the Common Shares or any other shares of the Company and its Subsidiaries;

  (d)
  issue, grant, deliver, sell, pledge or otherwise encumber, or authorize the issuance, grant, delivery, sale, pledge or other encumbrance of any shares of capital stock, securities, options, warrants or similar rights exercisable or exchangeable for or convertible into such capital stock, of the Company or any of its Subsidiaries, except for the issuance of Common Shares (i) issuable upon the exercise of the currently outstanding Company Options or (ii) pursuant to outstanding Company Warrants;

    (e)
    acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, assets, securities, properties, interests or businesses;

    (f)
    reorganize, amalgamate, combine or merge the Company with any other Person;

    (g)
    adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of the Company or any of its Subsidiaries;

    (h)
    sell, pledge, lease, dispose of, surrender, lose the right to use, mortgage, license, encumber (other than Permitted Liens) or otherwise dispose of or transfer any assets of the Company or of any of its Subsidiaries or any interest in any assets of the Company or its Subsidiaries;

    (i)
    make any capital expenditure or similar commitments;

    (j)
    make any loan or advance to, or any capital contribution or investment in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any Person;

    (k)
    prepay any long-term indebtedness before its scheduled maturity or increase, create, incur, assume or otherwise become liable, in one transaction or in a series of related transactions, with respect to any indebtedness for borrowed money or guarantees thereof; provided that any indebtedness created, incurred, refinanced, assumed or for which the Company or any Subsidiary becomes liable in accordance with the foregoing shall be prepayable at the Effective Time without premium, penalty or other incremental costs (including breakage costs);

    (l)
    enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments;

    (m)
    make any bonus or profit sharing distribution or similar payment of any kind except as may be required by the terms of a Contract listed in Section 4.1(2)(m) of the Company Disclosure Letter;

    (n)
    grant any general increase in the rate of wages, salaries, bonuses or other remuneration of any Company Employees except as may be required by a Contract listed in Section 4.1(2)(n) of the Company Disclosure Letter;

    (o)
    except as required by IFRS, make any change in the Company's methods of accounting;

    (p)
    make any material Tax election, information schedule, return or designation, except as required by Law and in a manner consistent with past practice, settle or compromise any material Tax claim, assessment, reassessment or liability, file any amended Tax Return, enter into any material agreement with a Governmental Entity with respect to Taxes, surrender any right to claim a material Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any material Tax matter or materially amend or change any of its methods or reporting income, deductions or accounting for income Tax purposes except as may be required by Law;

    (q)
    create, enter into or increase any severance, change of control or termination pay to (or amend any existing arrangement with) any Company Employee, director or executive officer of the Company or change the benefits payable under any existing severance or termination pay policies with any Company Employee, director or executive officer of the Company;

    (r)
    except as required by Law: (i) adopt, enter into or amend any Employee Plan (other than entering into an employment agreement in the Ordinary Course with a new Company Employee who was not employed by the Company or a Subsidiary on the date of this Agreement); (ii) pay any benefit to any director or officer of the Company or any of its Subsidiaries or to any Company Employee that is not required under the terms of any Employee Plan in effect on the date of this Agreement; (iii) grant, accelerate, increase or otherwise amend any payment, award or other benefit payable to, or for the benefit of, any director or officer of the Company or any of its Subsidiaries or to any Company Employee; (iv) make any material determination under any Employee Plan that is not in the Ordinary Course; or (v) take or propose any action to effect any of the foregoing;

    (s)
    cancel, waive, release, assign, settle or compromise any material claims or rights;

    (t)
    commence, waive, release, assign, settle or compromise any litigation, proceedings or governmental investigations;

    (u)
    amend or modify or terminate or waive any right under any Material Contract or enter into any contract or agreement that would be a Material Contract if in effect on the date hereof;

    (v)
    except as contemplated in Section 4.8, amend, modify, terminate, cancel or let lapse any material insurance (or re-insurance) policy of the Company or any of its Subsidiaries in effect on the date of this Agreement, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the terminated, cancelled or lapsed policies for substantially similar premiums are in full force and effect;

    (w)
    in respect of any assets of the Company or its Subsidiaries, waive, release, surrender, let lapse, grant or transfer any material right or value or amend, modify or change, or agree to amend, modify or change, in any material respect any existing material Authorization, right to use, lease, contract, production sharing agreement, Intellectual Property, or other material document;

    (x)
    abandon or fail to diligently pursue any application for any material Authorizations, licenses, leases, or registrations or take any action, or fail to take any action, that could lead to the termination of any material Authorizations, licenses, leases or registrations;

    (y)
    enter into or amend any Contract with any broker, finder or investment banker; or

    (z)
    authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

  (3)
  If, on or after the date of this Agreement, the Company declares or pays any dividend or other distribution on the Common Shares prior to the Effective Time, the Consideration per Common Share shall be reduced by a number of Parent Shares equal to the amount of such dividends or distributions as of the record date thereof.

Section 4.2    Company Covenants Regarding the Arrangement.

  (1)
  The Company shall perform, and shall cause its Subsidiaries to perform, all obligations required or desirable to be performed by the Company or any of its Subsidiaries under this Agreement, cooperate with the Parent and the Purchaser in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, the Company shall and, where appropriate, shall cause each of its Subsidiaries to:

    (a)
    carry out in accordance with and subject to the terms of this Agreement, the terms of the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law on it with respect to this Agreement or the Arrangement;

    (b)
    use all commercially reasonable efforts to obtain and maintain all third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are (A) necessary or advisable to be obtained under the Material Contracts in connection with the Arrangement or (B) required in order to maintain the Material Contracts in full force and effect following completion of the Arrangement, in each case, on terms that are reasonably satisfactory to the Parent and the Purchaser, and without paying, and without committing itself or the Parent or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Parent and the Purchaser;

    (c)
    use all commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from the Company and its Subsidiaries relating to the Arrangement;

    (d)
    use all commercially reasonable efforts to, on prior written approval of the Parent and the Purchaser, oppose, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or this Agreement;

    (e)
    not take any action, or refrain from taking any commercially reasonable action, or permitting any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement;

    (f)
    as promptly as practicable, prepare and file all necessary documents, registrations, statements, petitions, filings and applications for any Regulatory Approvals and use reasonable commercial efforts to obtain and maintain all Regulatory Approvals;

    (g)
    cooperate with the Parent and the Purchaser in connection with obtaining any Regulatory Approvals including providing the Parent and the Purchaser with copies of all notices and information or other correspondence supplied to, filed with or received from any Governmental Entity; and

    (h)
    assist in obtaining the resignations and releases (in a form satisfactory to the Parent and the Purchaser, acting reasonably) of each member of the Company Board and each member of the board of directors of the Company's Subsidiaries, and causing them to be replaced by Persons nominated by the Parent and the Purchaser effective as of the Effective Time.

  (2)
  The Company shall promptly notify the Parent and Purchaser in writing of:

  (a)
  any Material Adverse Effect with respect to the Company or any change, effect, event, development, occurrence, circumstance or state of facts which could reasonably be expected to have a Material Adverse Effect with respect to the Company;

    (b)
    any notice or other communication from any Person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such Person (or another Person) is or may be required in connection with this Agreement or the Arrangement;

    (c)
    any notice or other communication from any material supplier, customer or other third party to the effect that such supplier, customer or third party is terminating, may terminate or is otherwise materially adversely modifying or may materially adversely modify its relationship with the Company or any of its Subsidiaries as a result of this Agreement or the Arrangement;

    (d)
    any notice or other communication from any Governmental Entity in connection with this Agreement (and the Company shall contemporaneously provide a copy of any such written notice or communication to the Purchaser); or

    (e)
    any filing, actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company, its Subsidiaries or their respective assets or properties.

  (3)
  The Company will, in all material respects, subject to applicable law, conduct itself so as to keep the Parent and the Purchaser fully informed as to the material decisions required to be made or actions required to be taken with respect to the operation of its business.

Section 4.3    Parent and Purchaser Covenants Regarding Conduct of Business and regarding the Arrangement.

  (1)
  Each of the Parent and the Purchaser shall perform, and shall cause its Subsidiaries to perform, all obligations required or desirable to be performed by the each of the Parent and the Purchaser or any of its Subsidiaries under this Agreement, cooperate with the Company in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, each of the Parent and the Purchaser shall and, where appropriate, shall cause each of its Subsidiaries to:

  (a)
  carry out in accordance with and subject to the terms of this Agreement, the terms of the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law on it with respect to this Agreement or the Arrangement;

  (b)
  use all commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from each of the Parent and the Purchaser relating to the Arrangement;

  (c)
  no later than 15 calendar days prior to the Effective Time, file with NASDAQ a Listing of Additional Shares Notification Form with respect to the Consideration Shares issuable pursuant to the Arrangement and Underlying Shares and shall use commercially reasonable efforts to cause each of the Consideration Shares and Underlying Shares to be listed on NASDAQ;

  (d)
  use all commercially reasonable efforts to oppose, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or this Agreement;

    (e)
    as promptly as practicable, prepare and file all necessary documents, registrations, statements, petitions, filings and applications for any Regulatory Approvals and use reasonable commercial efforts to obtain and maintain all Regulatory Approvals;

    (f)
    cooperate with the Company in connection with obtaining any Regulatory Approvals including providing the Company with copies of all notices and information or other correspondence supplied to, filed with or received from any Governmental Entity (provided that, notwithstanding anything to the contrary set forth in this Agreement, each of the Parent and the Purchaser are under no obligation to take any steps or actions that would, in their sole discretion, affect the Parent or the Purchaser's right to own, use or exploit its business, operations or assets or those of the Company);

    (g)
    subject to Section 4.3(1)(f), not take any action, or refrain from taking any commercially reasonable action, or permitting any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement.

  (2)
  Each of the Parent and Purchaser shall promptly notify the Company of:

  (a)
  any Material Adverse Effect with respect to the Parent and the Purchaser or any change, effect, event, development, occurrence, circumstance or state of facts which could reasonably be expected to have a Material Adverse Effect with respect to the Parent and the Purchaser;

  (b)
  any notice or other communication from any Person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such Person (or another Person) is or may be required in connection with this Agreement or the Arrangement;

  (c)
  any notice or other communication from any Governmental Entity in connection with this Agreement (and contemporaneously provide a copy of any such written notice or communication to the Company); and

  (d)
  any filing, actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Parent and the Purchaser relating to this Agreement or the Arrangement.

Section 4.4    Access to Information; Confidentiality

  (1)
  From the date hereof until the earlier of the Effective Time and the termination of this Agreement pursuant to its terms, subject to compliance with Laws and the terms of any existing Contracts upon reasonable notice, each of the Purchaser and the Company shall, and shall cause their respective representatives to, afford to the other Party and to representatives of the other Party, such access as the other Party may reasonably require at all reasonable times during normal business hours, including for the purpose of facilitating integration business planning, to their officers, employees, agents, properties, books, records and contracts, and shall furnish the other Party with all data and information as the other Party may reasonably request.

  (2)
  Investigations made by or on behalf of the Parent, the Purchaser or the Company, whether under this Section 4.4 or otherwise, will not waive, diminish the scope of, or otherwise affect any representation or warranty made by the other in this Agreement.

  (3)
  Each of the Parties acknowledges that the Confidentiality Agreement continues to apply and that any information provided under Section 4.4(1) above that is non-public and/or proprietary in nature shall be subject to the terms of the Confidentiality Agreement; provided that to the extent any provision of the Confidentiality Agreement conflicts with the terms of this Agreement, the terms of this Agreement shall prevail. If this Agreement is terminated in accordance with its terms, the obligations under the Confidentiality Agreement shall survive the termination of this Agreement.

Section 4.5    Pre-Acquisition Reorganization

  (1)
  Subject to Section 4.5(2), the Company agrees that, upon request of the Parent and the Purchaser, the Company shall (i) perform such reorganizations of its corporate structure, capital structure, business, operations and assets or such other transactions as the Purchaser may request, acting reasonably (each a "Pre-Acquisition Reorganization"), and (ii) cooperate with the Parent and the Purchaser and its advisors to determine the nature of the Pre-Acquisition Reorganizations that might be undertaken and the manner in which they would most effectively be undertaken.

  (2)
  The Company will not be obligated to participate in any Pre-Acquisition Reorganization under Section 4.5(1) unless such Pre-Acquisition Reorganization:

  (a)
  can be completed prior to the Effective Date, and can be unwound in the event the Arrangement is not consummated without adversely affecting the Company in any material manner;

  (b)
  is not prejudicial to the Company or to the Company Shareholders in any material respect; and

  (c)
  does not impair the ability of the Company to consummate, and will not materially delay the consummation of, the Arrangement.

  (3)
  Furthermore, such Pre-Acquisition Reorganization will not be considered in determining whether a representation or warranty of the Company under this Agreement has been breached (including where any such Pre-Acquisition Reorganization requires the consent of any third party under a Contract).

  (4)
  The Parent and the Purchaser must provide written notice to the Company of any proposed Pre-Acquisition Reorganization at least 15 Business Days prior to the Effective Date. Upon receipt of such notice, the Company, the Parent and the Purchaser shall work cooperatively and use their best efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are necessary to give effect to such Pre-Acquisition Reorganization, including any amendment to this Agreement or the Plan of Arrangement and shall seek to have any such Pre-Acquisition Reorganization made effective as of the last moment of the Business Day ending immediately prior to the Effective Date (but after the Purchaser has waived or confirmed that all of the conditions set out in Section 6.1 and Section 6.2 have been satisfied).

  (5)
  The Parent and the Purchaser agree that they will be responsible for all costs and expenses (including any reasonable professional fees and expenses) associated with any Pre-Acquisition Reorganization to be carried out at their request and shall indemnify and save harmless the Company and its affiliates from and against any and all liabilities, losses, damages, claims, costs, expenses, interest awards, judgements and penalties suffered or incurred by any of them in connection with or as a result of any such Pre-Acquisition Reorganization if after participating in any Pre-Acquisition Reorganization the Arrangement is not completed other than due to a breach by the Company of the terms and conditions of this Agreement.

Section 4.6    Notice and Cure Provisions

  (1)
  Each Party shall promptly notify the other Parties of the occurrence, or failure to occur, of any event or state of facts which occurrence or failure would, or would be reasonably likely to:

  (a)
  cause any of the representations or warranties of such Party contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Effective Time; or

  (b)
  result in the failure, in any material respect, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party under this Agreement.

  (2)
  Notification provided under this Section 4.8 will not affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under this Agreement.

  (3)
  The Parent and the Purchaser may not elect to exercise their right to terminate this Agreement pursuant to Section 7.2(1)(d)(i) and the Company may not elect to exercise its right to terminate this Agreement pursuant to Section 7.2(1)(c)(i), unless the Party seeking to terminate the Agreement (the "Terminating Party") has delivered a written notice ("Termination Notice") to the other Party (the "Breaching Party") specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Terminating Party asserts as the basis for termination. After delivering a Termination Notice, provided the Breaching Party is proceeding diligently to cure such matter and such matter is capable of being cured prior to the Outside Date, the Terminating Party may not exercise such termination right until the earlier of (a) the Outside Date, and (b) the date that is 10 Business Days following receipt of such Termination Notice by Breaching Party, if such matter has not been cured by such date. If the Terminating Party delivers a Termination Notice prior to the date of the Company Meeting or the Parent Meeting, if necessary, unless the Parties agree otherwise, the Company shall postpone or adjourn the Company Meeting, and the Parent shall postpone or adjourn the Parent Meeting, if necessary, to the earlier of (a) five (5) Business Days prior to the Outside Date and (b) the date that is 10 Business Days following receipt of such Termination Notice by the Breaching Party.

Section 4.7    Public Communications

        The Parties shall cooperate in the preparation of presentations, if any, to the Company Securityholders and the Parent Shareholders regarding the Arrangement. A Party must not issue any press release or make any other public statement or disclosure with respect to this Agreement or the Arrangement without the consent of the other Parties (which consent shall not be unreasonably withheld or delayed), and neither Party may make any filing with any Governmental Entity with respect to this Agreement or the Arrangement without the consent of the other Party (which consent shall not be unreasonably withheld or delayed); provided that any Party that, in the opinion of its outside legal counsel, is required to make disclosure by Law may make such disclosure provided it shall use its best efforts to give the other Parties prior oral or written notice and a reasonable opportunity to review or comment on the disclosure or filing (other than with respect to confidential information contained in such disclosure or filing). The Party making such disclosure shall give reasonable consideration to any comments made by the other Parties or their counsel, and if such prior notice is not possible, shall give such notice immediately following the making of such disclosure or filing.

Section 4.8    Insurance

        Prior to the Effective Date, the Company shall purchase customary "tail" policies of directors' and officers' liability insurance providing protection no less favorable in the aggregate than the protection provided by the policies maintained by the Company which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date and the Parent and the Purchaser will, or will cause the Company to maintain such tail policies in effect without any reduction in scope or coverage for six (6) years from the Effective Date; provided that neither the Parent nor the Purchaser will be required to pay any amounts in respect of such coverage prior to the Effective Time and provided further that the cost of such policies shall not exceed 200% of the Company's current annual aggregate premium for policies currently maintained by the Company.

Section 4.9    Company Options and Company Warrants

  (1)
  As part of the Plan of Arrangement the Parent shall issue options (the "Replacement Options") in exchange for the Company Options under the Arrangement, which replacement options shall have terms and conditions substantially similar to the original Company Options, other than as set out in the Plan of Arrangement. The Company represents that all of the Company Options listed on Schedule E have been terminated with the consent of such Company Optionholder.

  (2)
  In accordance with the terms of the Company Warrant Agreements, each holder of a Company Warrant outstanding immediately prior to the Effective Time shall receive upon the subsequent exercise of such holder's Company Warrant, in accordance with its terms, and shall accept in lieu of each Company Common Share to which such holder was theretofore entitled upon such exercise but for the same aggregate consideration payable therefor, 0.08 of a Parent Share. The Company represents that all of the Company Warrants listed on Schedule E have been terminated with the consent of such Company Warrantholder.

ARTICLE 5
ADDITIONAL COVENANTS REGARDING NON-SOLICITATION

Section 5.1    Company Non-Solicitation

  (1)
  Except as expressly provided in this Article 5, the Company and its Subsidiaries shall not, directly or indirectly, through any officer, director, employee, representative (including any financial or other adviser) or agent of the Company or of any of its Subsidiaries (collectively "Company Representatives"), or otherwise, and shall not permit any such Person to:

  (a)
  solicit, assist, initiate, encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of the Company or any of its Subsidiaries or entering into any form of agreement, arrangement or understanding, other than a confidentiality agreement permitted by an in accordance with Section 5.3) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal for the Company;

  (b)
  enter into or otherwise engage or participate in any discussions or negotiations with any Person (other than the Parent, the Purchaser and its Affiliates) regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal for the Company;

  (c)
  make a Company Change in Recommendation;

  (d)
  accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, or take no position or remain neutral with respect to, any Acquisition Proposal for the Company (it being understood that publicly taking no position or a neutral position with respect to a publicly announced, or otherwise publicly disclosed,

      Acquisition Proposal for the Company for a period of no more than five Business Days following such public announcement or public disclosure will not be considered to be in violation of this Section 5.1(1) provided the Company Board has rejected such Acquisition Proposal and reaffirmed the Company Board Recommendation before the end of such five Business Day period (or in the event that the Company Meeting is scheduled to occur within such five Business Day period, prior to the third Business Day prior to the date of the Company Meeting)); or

    (e)
    accept or enter into (other than a confidentiality agreement permitted by and in accordance with Section 5.3) or publicly propose to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal for the Company.

  (2)
  The Company shall, and shall cause its Subsidiaries and the Company Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion, negotiations, or other activities commenced prior to the date of this Agreement with any Person (other than the Parent, the Purchaser and its Affiliates) with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal for the Company, and in connection therewith the Company shall:

  (a)
  immediately discontinue access to and disclosure of all information, including the Company Data Room and any other data room, and any confidential information, properties, facilities, books and records of the Company or any of its Subsidiaries; and

  (b)
  promptly request, and exercise all rights it has to require: (i) the return or destruction of all copies of any confidential information regarding the Company or any Subsidiary provided to any Person other than the Purchaser, and (ii) the destruction of all material including or incorporating or otherwise reflecting such confidential information regarding the Company or any Subsidiary, using its commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights or entitlements.

  (3)
  The Company represents and warrants that, since January 1, 2016, the Company has not waived any confidentiality, standstill, non-disclosure, non-solicitation, use, business purpose or similar agreement, restriction or covenant to which the Company or any Subsidiary is a party, and further covenants and agrees that (i) the Company shall take all necessary action to enforce each confidentiality, standstill, non-disclosure, non-solicitation, use, business purpose or similar agreement, restriction or covenant to which the Company or any Subsidiary is a party, and (ii) neither the Company, nor any Subsidiary, nor any of the Company Representatives have or will, without the prior written consent of the Parent and the Purchaser (which may be withheld or delayed in the Parent and Purchaser's sole and absolute discretion), release any Person from, or waive, amend, suspend or otherwise modify such Person's obligations respecting the Company or any of its Subsidiaries under any confidentiality, standstill, non-disclosure, non-solicitation, use, business purpose or similar agreement, restriction or covenant to which the Company or any Subsidiary is a party (it being acknowledged by the Parent and the Purchaser that the automatic termination or release of any standstill restrictions of any such agreements as the result of entering into of this Agreement will not constitute a breach of this Section 5.1(3)).

Section 5.2    Notification of Acquisition Proposals

        If the Company or any of its Subsidiaries or any of the Company Representatives, receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to an Acquisition Proposal for the Company, or any request for copies of, access to, or disclosure of, confidential information relating to the Company or any Subsidiary in connection with an Acquisition Proposal for the Company, including but not limited to information, access, or disclosure relating to the properties, facilities, books or records of the Company or any Subsidiary, the Company shall promptly notify the Parent and the Purchaser, at first orally, and then as soon as practicable and in any event within 24 hours in writing, of such Acquisition Proposal for the Company, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all Persons making the Acquisition Proposal for the Company, inquiry, proposal, offer or request, and shall provide the Parent and the Purchaser with copies of all written documents, material or substantive correspondence or other material received in respect of, from or on behalf of any such Persons. The Company shall keep the Parent and the Purchaser fully informed on a current basis of the status of developments and (to the extent permitted by Section 5.3) negotiations with respect to such Acquisition Proposal for the Company, inquiry, proposal, offer or request, including any changes, modifications or other amendments to any such Acquisition Proposal for the Company, inquiry, proposal, offer or request and shall provide to the Purchaser copies of all material or substantive correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence communicated to the Company by or on behalf of any Person making any such Acquisition Proposal for the Company, inquiry, proposal, offer or request.

Section 5.3    Responding to an Acquisition Proposal for the Company

        Notwithstanding Section 5.1, if at any time prior to obtaining the Required Approval of the Arrangement Resolution, the Company receives a written Acquisition Proposal for the Company, the Company may (i) contact the Person making such Acquisition Proposal for the Company and its representatives solely for the purpose of clarifying the terms and conditions of such Acquisition Proposal for the Company, and (ii) engage in or participate in discussions or negotiations with such Person regarding such Acquisition Proposal for the Company, and may, for a maximum of 10 calendar days after the day on which access or disclosure is first afforded to the Person making the Acquisition Proposal for the Company, provide copies of, access to or disclosure of information, properties, facilities, books or records of the Company or its Subsidiaries, if and only if, in the case of this clause (ii):

  (1)
  the Company Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal for the Company constitutes or would reasonably be expected to constitute a Superior Proposal, and, after consultation with its outside legal counsel, that the failure to engage in such discussions or negotiations would be inconsistent with its fiduciary duties;

  (2)
  such Person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar restriction with the Company or any of its Subsidiaries;

  (3)
  the Company has been, and continues to be, in compliance with its obligations under this Article 5;

  (4)
  prior to providing any such copies, access or disclosure to such Person, the Company enters into a confidentiality and standstill agreement with such Person (unless such Person is already a party to a confidentiality and standstill agreement with the Company) that contains a standstill provision that is no less onerous or more beneficial to such Person than that in the Confidentiality Agreement and is otherwise on terms that are no less favorable to the Company than those found in the Confidentiality Agreement, and any such copies, access or disclosure provided to such Person shall have already been (or simultaneously be) provided to the Purchaser (by posting such information to the Company Data Room or otherwise); and

  (5)
  the Company promptly provides the Parent and the Purchaser with:

  (a)
  two business days prior written notice stating the Company's intention to participate in such discussions or negotiations and to provide such copies, access or disclosure and that the Company Board has determined that failure to take such action would be inconsistent with its fiduciary duties; and

  (b)
  prior to providing any such copies, access or disclosure to such Person, the Company provides the Parent and the Purchaser with a true, complete and final executed copy of the confidentiality and standstill agreement referred to in Section 5.3(4).

Section 5.4    Purchaser Right to Match

  (1)
  If the Company receives an Acquisition Proposal for the Company that constitutes a Superior Proposal prior to receipt of the Required Approval of the Arrangement Resolution, the Company may, subject to compliance with Article 7 and Section 8.2, enter into a definitive agreement with respect to such Acquisition Proposal, if and only if:

  (a)
  the Person making the Superior Proposal was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar restriction with the Company or any of its Subsidiaries;

  (b)
  the Company has been, and continues to be, in compliance with its obligations under this Article 5;

  (c)
  the Company has delivered to the Parent and the Purchaser a written notice of the determination of the Company Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Company to enter into such definitive agreement with respect to such Superior Proposal, together with a written notice from the Company Board regarding the value and financial terms that the Company Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such Superior Proposal (the "Company Superior Proposal Notice");

  (d)
  the Company has provided the Purchaser a copy of the proposed definitive agreement for the Superior Proposal and all supporting materials, including any financing documents supplied to the Company in connection therewith;

  (e)
  at least five (5) Business Days (the "Company Matching Period") have elapsed from the date that is the later of the date on which the Parent and the Purchaser received the Company Superior Proposal Notice and the date on which the Parent and the Purchaser received all of the materials set forth in Section 5.4(1)(d);

  (f)
  during any Company Matching Period, the Parent and the Purchaser have had the opportunity (but not the obligation), in accordance with Section 5.4(2), to offer to amend this Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

  (g)
  after the Company Matching Period, the Company Board (i) has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal (if applicable, compared to the terms of the Arrangement as proposed to be amended by the Parent and the Purchaser under Section 5.4(2)) and (ii) has determined in good faith, after consultation with its outside legal counsel and financial advisors, that the failure by the Company Board to recommend that the Company enter into a definitive agreement with respect to such Superior Proposal would be inconsistent with its fiduciary duties; and

    (h)
    prior to or concurrently with entering into such definitive agreement the Company terminates this Agreement pursuant to Section 7.2(1)(c)(iii) and pays the Company Expense Reimbursement pursuant to Section 8.2.

  (2)
  During the Company Matching Period, or such longer period as the Company may approve in writing for such purpose: (a) the Company Board shall review any offer made by the Parent and the Purchaser under Section 5.4(1)(f) to amend the terms of this Agreement and the Arrangement in good faith in order to determine whether such proposal would, upon acceptance, result in the Acquisition Proposal for the Company previously constituting a Superior Proposal ceasing to be a Superior Proposal; and (b) the Company shall negotiate in good faith with the Parent and the Purchaser to make such amendments to the terms of this Agreement and the Arrangement as would enable the Parent and the Purchaser to proceed with the transactions contemplated by this Agreement on such amended terms. If the Company Board determines that such Acquisition Proposal would cease to be a Superior Proposal, the Company shall promptly so advise the Parent and the Purchaser and the Company and the Parent and the Purchaser shall amend this Agreement to reflect such offer made by the Parent and the Purchaser, and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.

  (3)
  Each successive amendment or modification to any Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by the Company Securityholders or other material terms or conditions thereof shall constitute a new Acquisition Proposal for the purposes of this Section 5.4, and the Parent and the Purchaser shall be afforded a new five (5) Business Day Company Matching Period from the later of the date on which the Parent and the Purchaser received the Company Superior Proposal Notice and the date on which the Parent and the Purchaser received all of the materials set forth in Section 5.5(1)(d) from the Company.

  (4)
  The Company Board shall promptly reaffirm the Company Board Recommendation by press release after any Acquisition Proposal for the Company which is not determined to be a Superior Proposal is publicly announced or publicly disclosed or the Company Board determines that a proposed amendment to the terms of this Agreement as contemplated under Section 5.4(2) would result in an Acquisition Proposal no longer being a Superior Proposal. The Company shall provide the Parent and the Purchaser and their outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by the Parent and the Purchaser and their counsel.

  (5)
  If the Company provides a Company Superior Proposal Notice to the Parent and Purchaser after a date that is less than ten (10) Business Days before the Company Meeting, the Company shall either proceed with or shall postpone the Company Meeting to a date that is not more than fifteen (15) Business Days after the scheduled date of the Company Meeting, as directed by the Parent and the Purchaser acting reasonably; provided, however, that the Company Meeting shall not be adjourned or postponed to a date later than five (5) Business Days prior to the Outside Date.

  (6)
  Nothing in this Agreement shall prevent the Company Board from, subject to its obligations under Section 8.2, complying with Section 2.17 of Multilateral Instrument 62-104—Takeover Bids and Issuer Bids and similar provisions under Securities Laws relating to the provision of a directors' circular in respect of an Acquisition Proposal for the Company.

Section 5.5    Breach by Representatives

        Without limiting the generality of the foregoing, the Company shall advise the Company Representatives of the prohibitions set out in this Article 5 and any violation of the restrictions set forth in this Article 5 by the Company or the Company Representatives is deemed to be a breach of this Article 5 by the Company.

ARTICLE 6
CONDITIONS

Section 6.1    Mutual Conditions Precedent

        The Parties are not required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the mutual consent of each of the Parties:

  (1)
  Arrangement Resolution. The Arrangement Resolution has been approved and adopted by the Company Securityholders at the Company Meeting in accordance with the Interim Order.

  (2)
  Interim and Final Order. The Interim Order and the Final Order have each been obtained on terms consistent with this Agreement, and have not been set aside or modified in a manner unacceptable to either the Company, the Parent or the Purchaser, each acting reasonably, on appeal or otherwise.

  (3)
  Parent Shareholder Approval. The Parent Shareholder Approval shall have been obtained.

  (4)
  Illegality. No Law is in effect or threatened that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company, the Parent or the Purchaser from consummating the Arrangement.

  (5)
  NASDAQ Approval. The conditional approval from NASDAQ shall have been obtained by the Parent with respect to the issuance of the Consideration Shares.

Section 6.2    Additional Conditions Precedent to the Obligations of the Parent and the Purchaser

        The Purchaser is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may only be waived, in whole or in part, by the Purchaser in its sole discretion:

  (1)
  Representations and Warranties. The representations and warranties of the Company were true and correct as of the date of this Agreement and are true and correct as of the Effective Time, in each case except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date, and the Company has delivered a certificate confirming same to the Parent and the Purchaser, executed by two (2) senior officers of the Company (in each case without personal liability) addressed to the Parent and the Purchaser and dated the Effective Date.

  (2)
  Performance of Covenants. The Company has fulfilled or complied in all material respects with each of the covenants of the Company contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and has delivered a certificate confirming same to the Parent and the Purchaser, executed by two (2) senior officers of the Company (in each case without personal liability) addressed to the Parent and the Purchaser and dated the Effective Date.

  (3)
  Regulatory Approvals. Each required Regulatory Approval has been made, given or obtained on terms acceptable to the Purchaser and each such Regulatory Approval is in force and has not been modified.

  (4)
  No Legal Action. There is no action or proceeding (whether, for greater certainty, by a Governmental Entity or any other Person) pending or threatened in any jurisdiction to:

  (a)
  cease trade, enjoin, prohibit, or impose any limitations, damages or conditions on, the Purchaser's ability to acquire, hold, or exercise full rights of ownership over, any Common Shares, including the right to vote the Common Shares;

  (b)
  prohibit, restrict or impose terms or conditions on, the Arrangement, or the ownership or operation by the Parent and the Purchaser of the business or assets of the Parent, the Purchaser, the Company or their respective Subsidiaries, or compel the Parent or the Purchaser to dispose of or hold separate any of the business or assets of the Parent, the Purchaser, the Company or their respective Subsidiaries as a result of the Arrangement; or

  (c)
  prevent or materially delay the consummation of the Arrangement, or if the Arrangement were to be consummated, have a Material Adverse Effect with respect to the Company.

  (5)
  Dissent Rights. Dissent Rights have not been exercised with respect to more than 5% of the issued and outstanding Common Shares.

  (6)
  Material Adverse Effect. There shall not have been or occurred a Material Adverse Effect with respect to the Company that has not been publicly disclosed by the Company prior to the date hereof.

  (7)
  Voting Agreements. There has not been any breach of any of the Voting Agreements by any party to any such agreement other than the Parent and the Purchaser.

Section 6.3    Additional Conditions Precedent to the Obligations of the Company

        The Company is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Company and may only be waived, in whole or in part, by the Company in its sole discretion:

  (1)
  Representations and Warranties. The representations and warranties of the Parent and the Purchaser were true and correct as of the date of this Agreement and are true and correct as of the Effective Time, in each case except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date, and each of the Parent and the Purchaser has delivered a certificate confirming same to the Company, executed by two (2) senior officers of each of the Parent and the Purchaser (in each case without personal liability) addressed to the Company and dated the Effective Date.

  (2)
  Performance of Covenants. Each of the Parent and the Purchaser has fulfilled or complied in all material respects with each of the covenants of the Parent and the Purchaser contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and has delivered a certificate confirming same to the Company, executed by two (2) senior officers of each of the Parent and the Purchaser (in each case without personal liability) addressed to the Company and dated the Effective Date.

  (3)
  Material Adverse Effect. There shall not have been or occurred a Material Adverse Effect with respect to the Parent that has not been publicly disclosed by the Parent prior to the date hereof.

Section 6.4    Satisfaction of Conditions

        The conditions precedent set out in Section 6.1, Section 6.2 and Section 6.3 will be conclusively deemed to have been satisfied, waived or released at the Effective Time.

 ARTICLE 7
TERM AND TERMINATION

Section 7.1    Term

        This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.

Section 7.2    Termination

  (1)
  This Agreement may be terminated prior to the Effective Time by:

  (a)
  the mutual written agreement of the Parties; or

  (b)
  either the Company or the Purchaser if:

  (i)
  the Parent Shareholder Approval Resolution is not approved by the requisite vote at the Parent Meeting provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(i) if the failure to obtain the Parent Shareholder Approval has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement;

  (ii)
  the Arrangement Resolution is not approved by the Company Securityholders at the Company Meeting in accordance with the Interim Order provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(ii) if the failure to obtain the approval of the Company Securityholders has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement;

  (iii)
  after the date of this Agreement, any Law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Company, the Parent or the Purchaser from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable; or

  (iv)
  the Effective Time does not occur on or prior to the Outside Date, provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(iv) if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement; or

  (c)
  the Company if:

  (i)
  a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Parent or the Purchaser under this Agreement occurs that would cause any condition in Section 6.3(1) or Section 6.3(2) not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the terms of Section 4.6(3); provided that any wilful breach shall be deemed to be incurable and the Company is not then in breach of this Agreement so as to cause any condition in Section 6.2(1) or Section 6.2(2) not to be satisfied;

  (ii)
  the Parent Board or any committee of the Parent Board fails to unanimously recommend or withdraws, amends, modifies or qualifies the Parent Board

        Recommendation, or publicly proposes or states its intention to do so (a "Parent Change in Recommendation");

      (iii)
      prior to receipt of the Required Approval of the Arrangement Resolution, the Company Board authorizes the Company to enter into a written agreement (other than a confidentiality and standstill agreement permitted by and in accordance with Section 5.4(4)) with respect to a Company Superior Proposal in accordance with Section 5.4, provided the Company is then in compliance with Article 5 and that prior to or concurrent with such termination the Company pays the Company Expense Reimbursement in accordance with Section 8.2(2)(b); or

      (iv)
      there has occurred a Material Adverse Effect with respect to the Parent that has not been publicly disclosed by the Parent prior to the date hereof;

    (d)
    the Parent if:

    (i)
    a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under this Agreement occurs that would cause any condition in Section 6.2(1) or Section 6.2(2) not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the terms of Section 4.6(3); provided that any wilful breach shall be deemed to be incurable and the Parent is not then in breach of this Agreement so as to cause any condition in Section 6.3(1) or Section 6.3(2) not to be satisfied;

    (ii)
    (A) the Company Board or any committee of the Company Board (1) fails to unanimously recommend or withdraws, amends, modifies or qualifies the Company Board Recommendation, or publicly proposes or states its intention to do so, (2) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal for the Company or takes no position or remains neutral with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for the Company for more than five Business Days (or beyond the third Business Day prior to the date of the Company Meeting, if sooner), (3) accepts or enters into (other than a confidentiality agreement permitted by and in accordance with Section 5.3(4)) or publicly proposes to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal for the Company, or (4) fails to publicly recommend or reaffirm the Company Board Recommendation within five Business Days after having been requested in writing by the Parent to do so (or in the event that the Company Meeting is scheduled to occur within such five Business Day period, prior to the third Business Day prior to the date of the Company Meeting) (each of the actions described in this clause (A), a "Company Change in Recommendation"), or (B) the Company breaches Article 5 in any material respect;

    (iii)
    the condition set forth in Section 6.2(5) is not capable of being satisfied by the Outside Date; or

    (iv)
    there has occurred a Material Adverse Effect with respect to the Company that has not been publicly disclosed by the Company prior to the date hereof.

  (2)
  The Party desiring to terminate this Agreement pursuant to this Section 7.2 (other than pursuant to Section 7.2(1)(a)) shall give notice of such termination to the other Party, specifying in reasonable detail the basis for such Party's exercise of its termination right.

Section 7.3    Effect of Termination/Survival

        If this Agreement is terminated pursuant to Section 7.1 or Section 7.2, this Agreement shall become void and of no further force or effect without liability of any Party (or any shareholder, director, officer, employee, agent, consultant or representative of such Party) to any other Party to this Agreement, except that: (a) in the event of termination under Section 7.1 as a result of the Effective Time occurring, Section 4.8 shall survive for a period of six (6) years following such termination; and (b) in the event of termination under Section 7.2, this Section 7.3, Section 8.2 through to and including Section 8.16, all related definitions set forth in Section 1.1 and the provisions of the Confidentiality Agreement, shall survive any such termination of this Agreement, and provided further that no Party shall be relieved of any liability for any wilful breach by it of this Agreement.

ARTICLE 8
GENERAL PROVISIONS

Section 8.1    Amendments

        This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Company Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties, without further notice to or authorization on the part of the Company Securityholders, and any such amendment may, subject to the Interim Order and Final Order and Laws, without limitation:

  (1)
  change the time for performance of any of the obligations or acts of the Parties;

  (2)
  modify any representation or warranty contained in this Agreement or in any document delivered pursuant to this Agreement;

  (3)
  modify any of the covenants contained in this Agreement and waive or modify performance of any of the obligations of the Parties; and/or

  (4)
  modify any mutual conditions contained in this Agreement.

Section 8.2    Expense Reimbursement

  (1)
  For the purposes of this Agreement,

  (a)
  "Company Expense Reimbursement" means US$1,500,000.

  (b)
  "Company Expense Reimbursement Event" means the termination of this Agreement:

  (i)
  by the Purchaser, pursuant to Section 7.2(1)(d)(ii);

  (ii)
  by the Company, pursuant to Section 7.2(1)(c)(iii);

  (iii)
  pursuant to any Subsection of Section 7.2(1) if at such time the Parent and the Purchaser are entitled to terminate this Agreement pursuant to Section 7.2(1)(d)(ii) (other than a termination by the Parent and the Purchaser pursuant to Section 7.2(1)(d)(ii) where the Company Change in Recommendation resulted from the occurrence of a Material Adverse Effect with respect to the Parent);

  (iv)
  by the Company, the Parent or the Purchaser pursuant to Section 7.2(1)(b)(ii) or Section 7.2(1)(b)(iv), or by the Parent and the Purchaser pursuant to Section 7.2(1)(d)(i), if:

  (A)
  prior to such termination, an Acquisition Proposal for the Company is made or publicly announced or otherwise publicly disclosed by any Person (other than the Parent and the Purchaser or any of its Affiliates) or any Person (other than the

          Parent and the Purchaser or any of its Affiliates) shall have publicly announced an intention to make an Acquisition Proposal for the Company; and

        (B)
        within 365 days following the date of such termination, (x) an Acquisition Proposal for the Company (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (A) above) is consummated or effected, or (y) the Company or one or more of its Subsidiaries, directly or indirectly, in one or more transactions, enters into a contract in respect of such Acquisition Proposal for the Company (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (A) above) and such Acquisition Proposal is later consummated or effected (whether or not such Acquisition Proposal is later consummated or effected within 365 days after such termination)

      For purposes of the foregoing, the term "Acquisition Proposal" shall have the meaning specified in Section 1.1, except that references to "20% or more" in the definition of "Acquisition Proposal" in Section 1.1 shall be deemed to be references to "50% or more".

  (2)
  The Company Expense Reimbursement shall be paid by the Company to the Parent (or as the Purchaser may direct by notice in writing) as follows, by wire transfer of immediately available funds, if a Company Expense Reimbursement Event occurs due to:

  (a)
  a termination of this Agreement described in Section 8.2(1)(b)(i) or Section 8.2(1)(b)(iii), within two (2) Business Days of the occurrence of such Company Expense Reimbursement Event;

  (b)
  a termination of this Agreement described in Section 8.2(1)(b)(ii), prior to or simultaneously with the occurrence of such Company Expense Reimbursement Event; and

  (c)
  a termination of this Agreement described in Section 8.2(1)(b)(iv), upon the consummation/closing of the Acquisition Proposal for the Company referred to therein.

  (3)
  The Company acknowledge that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that without these agreements, neither the Parent, the Purchaser nor the Company would enter into this Agreement, and that the amounts set out in this Section 8.2 represent liquidated damages which are a genuine pre-estimate of the damages, including opportunity costs, reputational damages, and out-of-pocket expenditures, which the Parent and the Purchaser, will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement, and are not penalties. The Company irrevocably waives any right they may have to raise as a defence that any such liquidated damages are excessive or punitive. In the event the amounts set out in Section 8.2 are paid to the Parent and the Purchaser (or as they direct), no other amounts will be due and payable as damages or otherwise by the Company, and the Parent and the Purchaser hereby accept that such payments are the maximum aggregate amount that the Company shall be required to pay in lieu of any damages or any other payments or remedy which the Parent and the Purchaser may be entitled to in connection with this Agreement or the transactions contemplated by this Agreement; provided, however, that this limitation shall not apply in the event of a wilful breach by the Company of its representations, warranties, covenants or agreements set forth in this Agreement (which breach and liability, therefore, shall not be affected by termination of this Agreement or any payment of the amounts set out in Section 8.2, as applicable).

Section 8.3    Expenses

        Except as expressly otherwise provided in this Agreement, all out-of-pocket third party transaction expenses incurred in connection with this Agreement and the Plan of Arrangement, including all costs, expenses and fees incurred prior to or after the Effective Date in connection with, or incidental to, the Plan of Arrangement, shall be paid by the Party incurring such expenses, whether or not the Arrangement is consummated.

Section 8.4    Notices.

        Any notice, or other communication given regarding the matters contemplated by this Agreement must be in writing, sent by personal delivery, courier or facsimile (but not by electronic mail) and addressed:

(a)	to the Parent and the Purchaser at:
Westwater Resources, Inc. 300-6950 South Potomac Street Centennial, Colorado, USA 80112
	Attention:	Christopher M. Jones
	Facsimile:	(303) 531-0519
with copies to:
Stikeman Elliott LLP 5300 Commerce Court West 199 Bay Street Toronto, ON M5L 1B9
	Attention:	Amanda Linett
	Facsimile:	(416) 947-0866
Hogan Lovells US LLP 1601 Wewatta, Suite 900 Denver, CO 80202
	Attention:	Paul Hilton
	Facsimile:	(303) 454-2414
(b)	to the Company at:
Alabama Graphite Corp. First Canadian Place Toronto, Ontario, Canada M5X 1C7
	Attention:	Tyler W.P. Dinwoodie
	Facsimile:	(416) 352-5597
with a copy to:
Miller Thomson LLP 40 King Street West Toronto, Ontario, Canada M5H 3S1
	Attention:	Geoff Clarke
	Facsimile:	(416) 595-8695

        Any notice or other communication is deemed to be given and received (i) if sent by personal delivery or same day courier, on the date of delivery if it is a Business Day and the delivery was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next Business Day, (ii) if sent by overnight courier, on the next Business Day, or (iii) if sent by facsimile, on the Business Day following the date of confirmation of transmission by the originating facsimile. A Party may change its address for service from time to time by providing a notice in accordance with the foregoing. Any subsequent notice or other communication must be sent to the Party at its changed address. Any element of a Party's address that is not specifically changed in a notice will be assumed not to be changed. Sending a copy of a notice or other communication to a Party's legal counsel as contemplated above is for information purposes only and does not constitute delivery of the notice or other communication to that Party. The failure to send a copy of a notice or other communication to legal counsel does not invalidate delivery of that notice or other communication to a Party.

Section 8.5    Time of the Essence.

        Time is of the essence in this Agreement.

Section 8.6    Injunctive Relief.

        The Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to injunctive and other equitable relief to prevent breaches or threatened breaches of this Agreement, and to enforce compliance with the terms of this Agreement without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this being in addition to any other remedy to which the Parties may be entitled at law or in equity.

Section 8.7    No Third Party Beneficiaries.

        The Parties intend that this Agreement will not benefit or create any right or cause of action in favour of, any Person, other than the Parties. No Person, other than the Parties to this Agreement, is entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum.

Section 8.8    Waiver.

        No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party's failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right.

Section 8.9    Entire Agreement.

        This Agreement, together with the Confidentiality Agreement, constitutes the entire agreement between the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties; provided that to the extent any provisions of the Confidentiality Agreement conflict with the terms of this Agreement, the terms of this Agreement shall prevail. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement. The Parties have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement.

Section 8.10    Successors and Assigns.

  (1)
  This Agreement becomes effective only when executed by the Company, the Parent and the Purchaser. After that time, it will be binding upon and enure to the benefit of the Company, the Parent and the Purchaser and their respective successors and permitted assigns.

  (2)
  Neither this Agreement nor any of the rights or obligations under this Agreement are assignable or transferable by any Party without the prior written consent of the other Party.

Section 8.11    Severability.

        If any provision of this Agreement is determined to be illegal, invalid or unenforceable by any court of competent jurisdiction, that provision will be severed from this Agreement and the remaining provisions shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 8.12    Governing Law.

  (1)
  This Agreement will be governed by and interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

  (2)
  Each Party irrevocably attorns and submits to the non-exclusive jurisdiction of the British Columbia courts situated in the City of Vancouver and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

Section 8.13    Rules of Construction.

        The Parties to this Agreement waive the application of any Law or rule of construction providing that ambiguities in any agreement or other document shall be construed against the party drafting such agreement or other document.

Section 8.14    No Liability.

        No director or officer of the Parent or the Purchaser shall have any personal liability whatsoever to the Company under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Parent or the Purchaser. No director or officer of the Company or any of its Subsidiaries shall have any personal liability whatsoever to the Parent or the Purchaser under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Company or any of its Subsidiaries.

Section 8.15    Language.

        The Parties expressly acknowledge that they have requested that this Agreement and all ancillary and related documents thereto be drafted in the English language only. Les parties aux présentes reconnaissent avoir exigé que la présente entente et tous les documents qui y sont accessoires soient rédigés en anglais seulement.

Section 8.16    Counterparts.

        This Agreement may be executed in any number of counterparts (including counterparts by facsimile) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.

[Remainder of page intentionally left blank. Signature page follows.]

        IN WITNESS WHEREOF the Parties have executed this Arrangement Agreement.

WESTWATER RESOURCES, INC.
By:	/s/ CHRISTOPHER M. JONES Authorized Signing Officer
1143738 B.C. LTD.
By:	/s/ CHRISTOPHER M. JONES Authorized Signing Officer
ALABAMA GRAPHITE CORP.
By:	/s/ GARETH P. HATCH Authorized Signing Officer

[Signature Page to Arrangement Agreement]

SCHEDULE A
PLAN OF ARRANGEMENT

UNDER SECTION 288
OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1
INTERPRETATION

1.1   Definitions.

        Unless indicated otherwise, where used in this Plan of Arrangement, capitalized terms used but not defined shall have the meanings ascribed thereto in the Arrangement Agreement and the following terms shall have the following meanings (and grammatical variations of such terms shall have corresponding meanings):

        "Affiliate" has the meaning specified in National Instrument 45-106—Prospectus and Registration Exemptions.

        "Arrangement" means the arrangement under Section 288 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations made in accordance with the terms of the Arrangement Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company, Parent and Purchaser, each acting reasonably.

        "Arrangement Agreement" means the arrangement agreement dated as of December 13, 2017 between Parent, Purchaser and the Company, including all schedules annexed thereto, as it may be amended, modified or supplemented from time to time in accordance with its terms.

        "Arrangement Resolution" means the special resolution of the Company Securityholders approving this Plan of Arrangement, which is to be considered at the Company Meeting.

        "BCBCA" means the Business Corporations Act (British Columbia).

        "Business Day" means any day of the year, other than a Saturday, Sunday or any day on which major banks are closed for business in Vancouver, British Columbia.

        "Common Shares" means the common shares in the capital of the Company.

        "Company" means Alabama Graphite Corp.

        "Company Circular" means the notice of the Company Meeting and accompanying management information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such management information circular, to be sent to the Company Securityholders in connection with the Company Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of the Arrangement Agreement.

        "Company Meeting" means the special meeting of Company Securityholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution.

        "Company Options" means the outstanding options to purchase Common Shares issued pursuant to the Company Stock Option Plan.

        "Company Optionholders" means the holders of Company Options.

        "Company Securityholders" means, collectively, the Company Shareholders, the Company Optionholders and the Company Warrantholders.

SCH-A-1

        "Company Shareholders" means the registered or beneficial holders of the Common Shares, as the context requires, and "Company Shareholder" means any one of them.

        "Company Stock Option Plan" means the stock option plan of the Company dated December 16, 2011, as amended.

        "Company Warrant Agreements" means, collectively, the warrant agreements to purchase Company Warrants dated as of June 30, 2015, May 19, 2016, September 6, 2016, September 21, 2016, May 5, 2017 and May 10, 2017, respectively.

        "Company Warrants" means the outstanding common share purchase warrants of the Company to purchase Common Shares pursuant to the Company Warrant Agreements.

        "Company Warrantholders" means the holders of Company Warrants.

        "Consideration" means 0.08 of a Parent Share for each Common Share.

        "Court" means the Supreme Court of British Columbia.

        "Depositary" means Computershare Investor Services Inc.

        "Dissent Rights" has the meaning ascribed thereto in Section 3.1.

        "Dissenting Holder" means a registered Company Shareholder who has validly exercised its Dissent Rights and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of the Common Shares in respect of which Dissent Rights are validly exercised by such registered Company Shareholder.

        "Dissenting Shares" has the meaning ascribed thereto in Section 3.1.

        "Effective Date" means the date upon which the Plan of Arrangement becomes effective in accordance with the BCBCA.

        "Effective Time" means 12:01 a.m. (Vancouver time) on the Effective Date, or such other time as the Parties agree to in writing before the Effective Date.

        "Final Order" means the final order of the Court pursuant to Section 291 of the BCBCA in a form acceptable to the Company, Parent and Purchaser, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of the Company, Parent and Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to the Company, Parent and Purchaser, each acting reasonably) on appeal.

        "Governmental Entity" means (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, commissioner, minister, cabinet, governor in council, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (iv) any stock exchange.

        "Interim Order" means the interim order of the Court in a form acceptable to the Company, Parent and Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended by the Court with the consent of the Company, Parent and Purchaser, each acting reasonably.

        "In-The-Money Amount" in respect of a Company Option or Replacement Option, as applicable, means the amount, if any, by which the total fair market value of the Company Shares or Parent Shares, as applicable, that a holder is entitled to acquire on exercise of the Company Option or

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Replacement Option, as applicable, immediately before the Effective Time exceeds the aggregate exercise price to acquire such Company Shares or Parent Shares, as applicable, at that time.

        "Law" means, with respect to any Person, any and all applicable law (statutory, civil, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have (or are applied as if they have) the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended.

        "Lien" means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachment, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute.

        "Letter of Transmittal" means the letter of transmittal sent to holders of Common Shares for use in connection with the Arrangement.

        "Parent" means Westwater Resources, Inc.

        "Parent Shares" means the common shares in the capital of Parent.

        "Parties" means the Company, Parent and Purchaser and "Party" means any one of them.

        "Person" includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

        "Plan of Arrangement" means this plan of arrangement proposed under Section 288 of the BCBCA, and any amendments or variations made in accordance with the Arrangement Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the consent of the Company, Parent and Purchaser, each acting reasonably.

        "Purchaser" means 1143738 B.C. Ltd., an indirect or direct subsidiary of the Purchaser.

        "Replacement Option" has the meaning set out in Section 2.3(c) of this Plan of Arrangement.

        "Tax Act" means the Income Tax Act (Canada).

1.2   Certain Rules of Interpretation.

        In this Plan of Arrangement, unless otherwise specified:

  (1)
  Headings, etc. The division of this Plan of Arrangement into Articles and Sections and the insertion of headings are for convenient reference only and do not affect the construction or interpretation of this Plan of Arrangement.

  (2)
  Currency. All references to dollars or to $ are references to Canadian dollars and all references to U.S.$ are references to U.S. dollars.

  (3)
  Gender and Number. Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.

  (4)
  Certain Phrases, etc. The words (i) "including", "includes" and "include" mean "including (or includes or include) without limitation," (ii) "the aggregate of", "the total of", "the sum of", or a phrase of similar meaning means "the aggregate (or total or sum), without duplication, of," and (iii) unless stated otherwise, "Article", "Section", and "Schedule"

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    followed by a number or letter mean and refer to the specified Article or Section of or Schedule to this Plan of Arrangement.

  (5)
  Statutes. Any reference to a statute refers to such statute and all rules and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

  (6)
  Computation of Time. A period of time is to be computed as beginning on the day following the event that began the period and ending at 4:30 p.m. on the last day of the period, if the last day of the period is a Business Day, or at 4:30 p.m. on the next Business Day if the last day of the period is not a Business Day. If the date on which any action is required or permitted to be taken under this Plan of Arrangement by a Person is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.

  (7)
  Time References. References to time are to local time, Vancouver, British Columbia.

ARTICLE 2
THE ARRANGEMENT

2.1   Arrangement Agreement.

        This Plan of Arrangement is made pursuant to the Arrangement Agreement.

2.2   Binding Effect.

        This Plan of Arrangement and the Arrangement, upon the filing of the Articles of Arrangement and the issuance of the Certificate of Arrangement, will become effective, and be binding on Parent, Purchaser, the Company, all holders and beneficial owners of Common Shares (including Dissenting Holders), Company Optionholders, Company Warrantholders, the registrar and transfer agent of the Company, the Depositary and all other Persons, at and after the Effective Time without any further act or formality required on the part of any Person.

2.3   Arrangement.

        At the Effective Time each of the following events shall occur and shall be deemed to occur sequentially as set out below without any further authorization, act or formality, in each case, unless stated otherwise, effective as at five minute intervals starting at the Effective Time:

  (a)
  each of the following steps shall occur simultaneously:

  (i)
  each Common Share outstanding immediately prior to the Effective Time (other than any Common Share in respect of which a Company Shareholder has validly exercised, and has not withdrawn or been deemed to have withdrawn, its Dissent Right, and Common Shares held by Parent or any Affiliate thereof) shall be transferred to, and acquired by Purchaser, without any further act or formality on the part of the holder of such Common Share or Purchaser, free and clear of all Liens, and the name of each such Company Shareholder will be removed from the register of holders of Common Shares and added to the register of holders of Parent Shares, and Purchaser will be recorded as the registered holder of such Common Shares so exchanged and will be deemed to be the legal and beneficial owner thereof;

  (ii)
  in exchange for each Common Share transferred in section 2.3(a)(i), Parent shall issue the Consideration to each Company Shareholder who transferred such Common Share;

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    (iii)
    Purchaser shall issue to Parent (or an affiliate of Parent, as directed by Parent) that number of common shares of Purchaser equal in value to the aggregate Consideration; and

    (iv)
    there shall be added to the stated capital account maintained by Purchaser for its common shares an amount equal to the fair market value of the Consideration issued by Parent in section 2.3(a)(ii);

  (b)
  each Common Share outstanding immediately prior to the Effective Time held by a Company Shareholder in respect of which Dissent Rights have been validly exercised and have not been withdrawn or deemed to have been withdrawn shall be deemed to have been transferred without any further act or formality, to Purchaser, free and clear of any Liens, in consideration for a debt claim against Purchaser in an amount and payable in accordance with Article 3, and:

  (i)
  such Company Shareholder will cease to be the holder of such Dissenting Shares and will cease to have any rights as holder of such Common Shares other than the right to be paid fair value for such Dissenting Shares as set out in Section 3.1(a);

  (ii)
  such Company Shareholder's name will be removed as the registered holder of such Dissenting Shares from the registers of Common Shares maintained by or on behalf of the Company; and

  (iii)
  Purchaser will be deemed to be the transferee of such Dissenting Shares, free and clear of any Liens.

  (c)
  each Company Option outstanding immediately prior to the Effective Time shall be exchanged for an option (each, a "Replacement Option") to acquire from Parent the number of Parent Shares equal to the product of: (A) the number of Company Common Shares subject to the Company Option immediately before the Effective Time, and (B) 0.08 of a Parent Share, provided that if the foregoing would result in the issuance of a fraction of a Parent Share, then the number of Parent Shares otherwise issued shall be rounded down to the nearest whole number of Parent Shares. The exercise price per Parent Share subject to any such Replacement Option shall be an amount equal to the quotient of (A) the exercise price per Company Common Share subject to such Company Option immediately before the Effective Time divided by (B) 0.08 (provided that the aggregate exercise price payable on any particular exercise of Replacement Options shall be rounded up to the nearest whole cent). Except as set out above, all terms and conditions of each Replacement Option, including the vesting schedule, term to expiry, conditions to and manner of exercising, shall be the same as the terms of the Company Option exchanged therefor pursuant to the Company Stock Option Plan and any agreement evidencing the grant thereof prior to the Effective Time, except notwithstanding the termination provisions in the Company option plan, that such Replacement Option shall provide that a director or officer of the Company that ceases to be a director or officer of the Company may exercise his or her Replacement Options for 90 days following the date such director or officer ceases to be a director or officer of the Company and that all others including, but not limited to, employees and consultants of the Company, may exercise his, her or its Replacement Options for 30 days following the date such other person ceases to be employed by or provide services to the Company. It is intended that subsection 7(1.4) of Tax Act apply to such exchange of options. Accordingly, and notwithstanding the foregoing, if required, the exercise price of a Replacement Option will be increased, with effect at and from the Effective Time, such that the In-The-Money Amount of the Replacement Option immediately after the exchange does not exceed the In-The-Money Amount of the Company Option immediately before the exchange; and

SCH-A-5

  (d)
  in accordance with the terms of the Company Warrant Agreements, each holder of a Company Warrant outstanding immediately prior to the Effective Time shall receive upon the subsequent exercise of such holder's Company Warrant, in accordance with its terms, and shall accept in lieu of each Company Common Share to which such holder was theretofore entitled upon such exercise but for the same aggregate consideration payable therefor, 0.08 of a Parent Share.

2.4   No Fractional Shares

        In no event shall any holder of Common Shares be entitled to a fractional Parent Share. Where the aggregate number of Parent Shares to be issued to a person as consideration under or as a result of this Arrangement would result in a fraction of a Parent Share being issuable, the number of Parent Shares to be received by such Company Securityholder shall be rounded down to the nearest whole Parent Share and no person will be entitled to any compensation in respect of a fractional Parent Share.

ARTICLE 3
RIGHTS OF DISSENT

3.1   Rights of Dissent.

        Pursuant to the Interim Order, registered holders of Common Shares may exercise dissent rights ("Dissent Rights") under Division 2 of Part 8 of the BCBCA, as modified by this Article 3, the Interim Order and the Final Order, with respect to their Common Shares in connection with the Arrangement, provided however that written objection to the Arrangement Resolution contemplated by subsection 242(1)(a) of the BCBCA must be received by the Company not later than 5:00 p.m. (Vancouver time) on the Business Day that is two Business Days immediately preceding the date of the Company Meeting (as it may be adjourned or postponed from time to time). Registered holders of Common Shares who duly exercise their Dissent Rights with respect to their Common Shares ("Dissenting Shares") shall be deemed to have transferred the Common Shares held by them and in respect of which Dissent Rights have been validly exercised to Purchaser free and clear of all Liens, as provided in Section 2.3(a), and if they:

  (a)
  ultimately are entitled to be paid fair value for their Dissenting Shares: (i) shall be deemed not to have participated in the transactions in Article 2 (other than Section 2.3(a)), (ii) will be entitled to be paid by Purchaser the fair value of such Dissenting Shares, which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be determined as of the close of business on the day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Dissenting Shares; or

  (b)
  ultimately are not entitled, for any reason, to be paid fair value for such Dissenting Shares shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Common Shares;

but in no case will the Company be required to recognize such persons as holding Common Shares on or after the Effective Date.

3.2   Recognition of Dissenting Holders.

  (a)
  In no circumstances shall Purchaser, Parent, the Company or any other Person be required to recognize a Person exercising Dissent Rights unless such Person is the registered holder of those Common Shares in respect of which such rights are sought to be exercised.

SCH-A-6

  (b)
  For greater certainty, in no case shall Parent, Purchaser, the Company or any other Person be required to recognize Dissenting Holders as holders of Common Shares in respect of which Dissent Rights have been validly exercised after the completion of the transfer under Section 2.3(a), and the names of such Dissenting Holders shall be removed from the registers of holders of the Common Shares in respect of which Dissent Rights have been validly exercised at the same time as the event described in Section 2.3(a) occurs. In addition to any other restrictions under Division 2 of Part 8 of the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Company Options or Company Warrants; and (ii) Company Shareholders who have failed to exercise all the voting rights carried by the Common Shares held by such holders against the Arrangement Resolution.

ARTICLE 4
CERTIFICATES

4.1   Depositary and Procedures.

  (a)
  Parent will deposit Parent Shares with the Depositary to satisfy the consideration issuable to the Company Shareholders pursuant to this Plan of Arrangement (other than Company Shareholders validly exercising Dissent Rights and who have not withdrawn their notice of objection).

  (b)
  After the Effective Date, certificates formerly representing Common Shares which are held by a Company Shareholder will, except for Common Shares held by Dissenting Holders, represent only the right to receive the Consideration issuable therefor pursuant to Section 2.3 in accordance with the terms of this Plan of Arrangement.

  (c)
  No dividends or other distributions declared or made after the Effective Date with respect to Parent Shares with a record date after the Effective Date will be payable or paid to the holder of any unsurrendered certificate or certificates for Common Shares which, immediately prior to the Effective Date, represented outstanding Common Shares and will not be payable or paid until the surrender of certificates for Common Shares for exchange for the Consideration issuable therefor pursuant to Section 2.3 in accordance with the terms of this Plan of Arrangement.

  (d)
  As soon as reasonably practicable after the Effective Date, the Depositary will (i) forward to each Company Shareholder that submitted a duly completed Letter of Transmittal to the Depositary, together with the certificate (if any) representing the Common Shares held by such Company Shareholder, the certificates representing Parent Shares issued to such Company Shareholder pursuant to Section 2.3, which shares will be registered in such name or names and either (A) delivered to the address or addresses as such Company Shareholder directed in their Letter of Transmittal or (B) made available for pick up at the offices of the Depositary in accordance with the instructions of the Company Shareholder in the Letter of Transmittal.

  (e)
  Company Shareholders that did not submit an effective Letter of Transmittal prior to the Effective Date may take delivery of the Consideration issuable to them by delivering the certificates representing Common Shares formerly held by them to the Depositary at the offices indicated in the Letter of Transmittal. Such certificates must be accompanied by a duly completed Letter of Transmittal, together with such other documents as the Depositary may require. Certificates representing Parent Shares issued to such Company Shareholder pursuant to Section 2.3 will be registered in such name or names as such Company Shareholder directed in their Letter of Transmittal and such certificates representing Parent Shares will be delivered to the address or addresses such Company Shareholder directed in their Letter of Transmittal or made available for pick up at the offices of the Depositary in accordance with

SCH-A-7

    the instructions of the Company Shareholder in the Letter of Transmittal, as soon as reasonably practicable after receipt by the Depositary of the required certificates and documents.

  (f)
  Any certificate which immediately prior to the Effective Date represented outstanding Common Shares and which has not been surrendered, with all other instruments required by this Article 4, on or prior to the third anniversary of the Effective Date, will cease to represent any claim against or interest of any kind or nature in the Company, Parent, Purchaser or the Depositary.

  (g)
  No holder of Common Shares shall be entitled to receive any consideration with respect to such Common Shares other than any consideration to which such holder is entitled to receive in accordance with Section 2.3 and this Section 4.1 and, for greater certainty, no such holder will be entitled to receive any interest, dividends, premium or other payment in connection therewith.

4.2   Lost Certificates.

        In the event any certificate, which immediately before the Effective Time represented one or more outstanding Common Shares that was exchanged pursuant to Section 2.3, is lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue and/or pay in exchange for such lost, stolen or destroyed certificate, the consideration to which such Person is entitled in respect of the Common Shares represented by such lost, stolen, or destroyed certificate pursuant to Section 2.3 deliverable in accordance with such Person's Letter of Transmittal. When authorizing such issuances in exchange for any lost, stolen or destroyed certificate, the Person to whom consideration is to be issued will, as a condition precedent to the issuance thereof, give a bond satisfactory to Parent, Purchaser and the Depositary (acting reasonably) in such sum as Parent may direct or otherwise indemnify Parent, Purchaser and the Company in a manner satisfactory to Parent, Purchaser and the Company, acting reasonably, against any claim that may be made against Parent, Purchaser and/or the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

4.3   No Liens.

        Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.

4.4   Withholding Rights.

        Parent, Purchaser, the Company and the Depositary, as applicable, shall be entitled to deduct and withhold from any consideration otherwise payable or otherwise deliverable to any Company Securityholders under the Plan of Arrangement (including, without limitation, any amounts payable pursuant to Article 3) such amounts as Purchaser, Parent, the Company or the Depositary, as applicable, determines, acting reasonably, are required or permitted to be deducted and withheld from such consideration under the Tax Act, the United States Internal Revenue Code of 1986 or any provision of any other Law. To the extent that consideration is so withheld, such consideration shall be treated for all purposes hereof as having been paid to the Company Securityholders in respect of which such deduction, withholding and/or remittance was made; provided that such consideration is actually remitted to the appropriate Governmental Entity.

4.5   Paramountcy.

        From and after the Effective Time: (a) this Plan of Arrangement shall take precedence and priority over any and all Common Shares, Company Options and Company Warrants issued or

SCH-A-8

outstanding prior to the Effective Time, (b) the rights and obligations of the Company Securityholders, the Company, Parent, Purchaser, the Depositary and any transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement, and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Common Shares, Company Options or Company Warrants shall be deemed to have been settled, compromised, released and determined without liability except as set forth in this Plan of Arrangement.

ARTICLE 5
AMENDMENTS

5.1   Amendments to Plan of Arrangement.

  (a)
  The Company, Parent and Purchaser may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by the Company, Parent and Purchaser, each acting reasonably, (iii) filed with the Court and, if made following the Company Meeting, approved by the Court, and (iv) communicated to the Company Securityholders if and as required by the Court.

  (b)
  Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company, Parent or Purchaser at any time prior to the Company Meeting (provided that the Company, Parent or Purchaser, as applicable, shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

  (c)
  Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting shall be effective only if (i) it is consented to in writing by each of the Company, Parent and Purchaser (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Company Securityholders voting in the manner directed by the Court.

  (d)
  Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by Parent and Purchaser, provided that it concerns a matter which, in the reasonable opinion of Parent and Purchaser, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement.

ARTICLE 6
FURTHER ASSURANCES

6.1   Further Assurances.

        Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order to further document or evidence any of the transactions or events set out in this Plan of Arrangement.

SCH-A-9

SCHEDULE B
ARRANGEMENT RESOLUTION

BE IT RESOLVED THAT:

1.
The arrangement (the "Arrangement") under Section 288 of the Business Corporations Act (British Columbia) (the "BCBCA") involving Alabama Graphite Corp. (the "Company"), Westwater Resources, Inc. (the "Parent") and 1143738 B.C. Ltd. (the "Purchaser"), pursuant to the arrangement agreement (the "Arrangement Agreement") between the Parent, the Purchaser and the Company dated December 13, 2017, all as more particularly described and set forth in the management information circular (the "Circular") dated    •    , 2018 of the Company accompanying the notice of this meeting (as the Arrangement may be amended, modified or supplemented in accordance with its terms) is hereby authorized, approved and adopted.

2.
The plan of arrangement of the Company (as it has been or may be amended, modified or supplemented in accordance with the Arrangement Agreement and its terms, the "Plan of Arrangement"), the full text of which is set out as Appendix     •    to the Circular, is hereby authorized, approved and adopted.

3.
The Arrangement Agreement and related transactions, the actions of the directors of the Company in approving the Arrangement Agreement, and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement, and any amendments, modifications or supplements thereto, are hereby ratified and approved.

4.
Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the Company Securityholders (as defined in the Arrangement Agreement) or that the Arrangement has been approved by the Supreme Court of British Columbia (the "Court"), the directors of the Company are hereby authorized and empowered, at their discretion, without notice to or approval of the Company Securityholders: (i) to amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement.

5.
Any officer or director of the Company be and is hereby authorized and directed for and on behalf of the Company to make an application to the Court for an order approving the Arrangement and to execute, whether under the corporate seal or otherwise, such documents and instruments as are necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such documents.

6.
Any officer or director of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed, whether under the corporate seal or otherwise, and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person's opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.

SCH-B-1

SCHEDULE B-1
PARENT SHAREHOLDER APPROVAL RESOLUTION

BE IT RESOLVED THAT:

1.
the issuance of such number of common shares of Westwater Resources, Inc. (the "Parent") as may be required to be issued pursuant to the terms of the arrangement (the "Arrangement") under Section 288 of the Business Corporations Act (British Columbia) (the "BCBCA") involving Alabama Graphite Corp. (the "Company"), the Parent and 1143738 B.C. Ltd. (the "Purchaser"), pursuant to the arrangement agreement (the "Arrangement Agreement") between the Parent, the Purchaser and the Company dated December 13, 2017 and all as more particularly described and set forth in the proxy statement of the Purchaser dated    •    , 2018, containing the notice of this meeting, is hereby authorized, approved and adopted;

2.
notwithstanding that this resolution has been passed by the Parent Shareholders (as defined in the Arrangement Agreement), the board of directors of the Parent is hereby authorized and empowered, at its discretion, without further notice to, or approval of, the Parent Shareholders:

(a)
to amend the terms of the Arrangement to the extent permitted by the Arrangement Agreement as it may deem appropriate in any manner, other than to increase the number of the Parent's common shares to be paid under the Arrangement; and

(b)
subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement; and

3.
any officer or director of the Parent is hereby authorized and directed for and on behalf of the Parent to execute or cause to be executed, whether under the corporate seal or otherwise, and to deliver or cause to be delivered all such documents and instruments and to perform or cause to be performed all such other acts and things as, in such person's opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions, the Arrangement Agreement and the completion of the Arrangement in accordance with the terms thereof and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.

SCH-B-1-1

SCHEDULE C
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

(1)
Organization and Qualification. The Company and each of its Subsidiaries is a corporation or other entity duly incorporated or organized, as applicable, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable, and has all requisite power and authority to own, lease and operate its assets and properties and conduct its business as now owned and conducted. The Company and each of its Subsidiaries is duly qualified, licensed or registered to carry on business and is in good standing in each jurisdiction in which the character of its assets and properties, owned, leased, licensed or otherwise held, or the nature of its activities make such qualification, licensing or registration necessary, and has all Authorizations required to own, lease and operate its properties and assets and to conduct its business as now owned and conducted, except for those Authorizations the absence of which do not have and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Company.

(2)
Corporate Authorization. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance by the Company of its obligations under this Agreement and the consummation of the Arrangement and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the consummation of the Arrangement and the other transactions contemplated hereby other than approval by the Company Securityholders in the manner required by the Interim Order, Law and approval by the Court.

(3)
Execution and Binding Obligation. This Agreement has been duly executed and delivered by the Company, and constitutes a legal, valid and binding agreement of the Company enforceable against it in accordance with its terms subject only to any limitation under bankruptcy, insolvency or other Laws affecting the enforcement of creditors' rights generally and the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

(4)
Governmental Authorization. The execution, delivery and performance by the Company of its obligations under this Agreement and the consummation of the Arrangement and the other transactions contemplated hereby do not require any Authorization or other action by or in respect of, or filing with, or notification to, any Governmental Entity by the Company or by any of its Subsidiaries other than: (i) the Interim Order and any approvals required by the Interim Order; (ii) the Final Order; (iii) filings with the Securities Authorities and the TSX-V; and (iv) the Arrangement Filings with the Registrar.

(5)
Non-Contravention. The execution, delivery and performance by the Company of its obligations under this Agreement and the consummation of the Arrangement and the other transactions contemplated hereby do not and will not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition):

(a)
contravene, conflict with, or result in any violation or breach of the Company's Constating Documents or the organizational documents of any of its Subsidiaries;

(b)
assuming compliance with the matters referred to in Paragraph (4) above, contravene, conflict with or result in a violation or breach of Law;

(c)
other than as set out in Section 3.1(5)(c) of the Company Disclosure Letter, allow any Person to exercise any rights, require any consent or other action by any Person, or constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries are entitled (including by triggering any rights of first refusal or first offer, change

SCH-C-1

    in control provision or other restriction or limitation) under any Contract, lease or other instrument, indenture, deed of trust, mortgage, bond or any Authorization to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound; or

  (d)
  result in the creation or imposition of any Lien upon any of the properties or assets of the Company or its Subsidiaries;

  with such exceptions, in the case of clauses (b) through (d), as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Company.

(6)
Capitalization.

(a)
The authorized capital of the Company consists of an unlimited number of Common Shares. As of the close of business on the date of this Agreement, there were: (i) 143,325,187 Common Shares issued and outstanding, (ii) Company Options to purchase 4,550,000 Common Shares and (iii) Company Warrants to purchase 26,804,730 Common Shares. All outstanding Common Shares have been duly authorized and validly issued, are fully paid and non-assessable. All of the Common Shares issuable upon the exercise of rights under the Company Stock Option Plan, including outstanding Company Options, have been duly authorized and, upon issuance in accordance with their respective terms, will be validly issued as fully paid and non-assessable and are not and will not be subject to or issued in violation of, any pre-emptive rights. All of the Common Shares issuable upon the exercise of rights under the Company Warrant Agreements, including outstanding Company Warrants, have been duly authorized and, upon issuance in accordance with their respective terms, will be validly issued as fully paid and non-assessable and are not and will not be subject to or issued in violation of, any pre-emptive rights. No Common Shares have been issued and no Company Options or Company Warrants have been granted in violation of any Law or any pre-emptive or similar rights applicable to them.

(b)
Section 3.1(6)(b) of the Company Disclosure Letter sets forth, in respect of each Company Option outstanding as of the date of this Agreement: (i) the number of Common Shares issuable upon exercise (including the aggregate total of all Common Shares issuable upon exercise of all outstanding Company Options); (ii) the purchase price payable; (iii) the date of grant; (iv) the date of expiry; (v) the name of the registered holder, identifying whether such holder is not an employee of the Company or of its Subsidiaries; and (vi) the vesting schedule. The Company Stock Option Plan and the issuance of Common Shares under such plan (including all outstanding Company Options) have been duly authorized by the Company Board in compliance with Law and the terms of the Company Stock Option Plan, and have been recorded on the Company's financial statements in accordance with IFRS, and no such grants involved any "back dating," "forward dating," "spring loading" or similar practices.

(c)
Section 3.1(6)(c) of the Company Disclosure Letter sets forth, in respect of each Company Warrant outstanding as of the date of this Agreement: (i) the number of Common Shares issuable upon exercise (including the aggregate total of all Common Shares issuable upon exercise of all outstanding Company Warrants); (ii) the exercise price; (iii) the date of issuance; (iv) the date of expiry; and (v) the name of the registered holder, identifying whether such holder is not an employee of the Company or of its Subsidiaries.

(d)
Except for rights under the Company Stock Option Plan, and pursuant to the terms of the Company Warrant Agreements, there are no issued, outstanding or authorized options, equity-based awards, warrants, calls, conversion, pre-emptive, redemption, repurchase, stock appreciation or other rights, or any other agreements, arrangements, instruments or commitments of any kind that obligate the Company or any of its Subsidiaries to, directly or

SCH-C-2

    indirectly, issue or sell any securities of the Company or of any of its Subsidiaries, or give any Person a right to subscribe for or acquire, any securities of the Company or of any of its Subsidiaries.

  (e)
  There are no issued, outstanding or authorized:

  (i)
  obligations to repurchase, redeem or otherwise acquire any securities of the Company or of any of its Subsidiaries, or qualify securities for public distribution in Canada, the U.S. or elsewhere, or with respect to the voting or disposition of any securities of the Company or of any of its Subsidiaries; or

  (ii)
  notes, bonds, debentures or other evidences of indebtedness or any other agreements, arrangements, instruments or commitments of any kind that give any Person, directly or indirectly, the right to vote with holders of Common Shares on any matter.

(7)
Shareholders' and Similar Agreements. Except as disclosed in Section 3.1(7) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is subject to, or affected by, any unanimous shareholders agreement and is not a party to any shareholder, pooling, voting, or other similar arrangement or agreement relating to the ownership or voting of the securities of the Company or of any of its Subsidiaries or pursuant to which any Person may have any right or claim in connection with any existing or past equity interest in the Company or in any of its Subsidiaries.

(8)
Subsidiaries.

(a)
The following information with respect to each Subsidiary of the Company is accurately set out in Section 3.1(8)(a) of the Company Disclosure Letter: (i) its name; (ii) the number, type and principal amount, as applicable, of its outstanding equity securities or other equity interests and a list of registered holders of capital stock or other equity interests; and (iii) its jurisdiction of incorporation, organization or formation.

(b)
Each Subsidiary is a corporation, partnership, trust or limited partnership, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as the case may be, and has all requisite corporate, trust or partnership power and authority, as the case may be, to own, lease and operate its properties and assets and to carry on its business as now being conducted, except where the failure to be so organized, validly existing, qualified or in good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

(c)
Except as disclosed in Section 3.1(8)(c) of the Company Disclosure Letter, the Company is, directly or indirectly, the registered and beneficial owner of all of the outstanding common shares or other equity interests of each of its Subsidiaries, free and clear of any Liens, all such shares or other equity interests so owned by the Company have been validly issued and are fully paid and non-assessable, as the case may be, and no such shares or other equity interests have been issued in violation of any pre-emptive or similar rights. Except for the shares or other equity interests owned by the Company in any Subsidiary and except as disclosed in Section 3.1(8)(c) of the Company Disclosure Letter, the Company does not own, beneficially or of record, any equity interests of any kind in any other Person.

(9)
Securities Law Matters. The Company is a "reporting issuer" under Canadian Securities Laws in the provinces of British Columbia, Alberta and Ontario. The Common Shares are listed and posted for trading on the TSX-V. None of the Company's Subsidiaries are subject to any continuous or periodic, or other disclosure requirements under any securities laws in any jurisdiction. The Company is not in default of any material requirements of any Securities Laws or

SCH-C-3

  the rules and regulations of the TSX-V. The Company has not taken any action to cease to be a reporting issuer in the provinces of British Columbia, Alberta or Ontario, nor has the Company received notification from any Securities Authority seeking to revoke the reporting issuer status of the Company. No delisting, suspension of trading or cease trade or other order or restriction with respect to any securities of the Company is pending, in effect, has been threatened, or is expected to be implemented or undertaken, and the Company is not subject to any formal or informal review, enquiry, investigation or other proceeding relating to any such order or restriction. The Company has timely filed or furnished with any Governmental Entity all material forms, reports, schedules, statements and other documents required to be filed or furnished by the Company with the appropriate Governmental Entity since August 31, 2015. The documents comprising the Company Filings complied as filed in all material respects with Law and did not, as of the date filed (or, if amended or superseded by a subsequent filing prior to the date of this Agreement, on the date of such filing), contain any Misrepresentation. The Company has not filed any confidential material change report (which at the date of this Agreement remains confidential) or any other confidential filings (including redacted filings) filed to or furnished with, as applicable, any Securities Authority. There are no outstanding or unresolved comments in comment letters from any Securities Authority with respect to any of the Company Filings and neither the Company nor any of the Company Filings is subject of an ongoing audit, review, comment or investigation by any Securities Authority or the TSX-V.

(10)
U.S. Securities Law Matters

(a)
The Company does not have, nor is it required to have, any class of securities registered under the U.S. Exchange Act, nor is the Company subject to any reporting obligation (whether active or suspended) pursuant to Section 15(d) of the U.S. Exchange Act.

(b)
The Company is not, and has never been, subject to any requirement to register any class of its equity securities pursuant to Section 12(g) of the U.S. Exchange Act, is not an investment company registered or required to be registered under the Investment Company Act of 1940 of the United States of America, and is a "foreign private issuer" (as such term is defined in Rule 3b-14 under the U.S. Exchange Act).

(c)
No securities of the Company have been traded on any national securities exchange in the United States during the past 12 calendar months.

(11)
Financial Statements.

(a)
The audited consolidated financial statements and the consolidated interim financial statements of the Company (including, in each case, any of the notes or schedules to and the auditor's report on such financial statements) included in the Company Filings: (i) were prepared or shall be prepared, as applicable, in accordance with IFRS and Law; (ii) complied or shall comply, as applicable, as to form in all material respects with applicable accounting requirements in Canada; and (iii) fairly present or shall fairly present, as applicable, in all material respects, the assets, liabilities (whether accrued, absolute, contingent or otherwise), consolidated financial position, results of operations or financial performance and cash flows of the Company and its Subsidiaries as of their respective dates and the consolidated financial position, results of operations or financial performance and cash flows of the Company and its Subsidiaries for the respective periods covered by such financial statements (except as may be expressly indicated in the notes to such financial statements). The Company does not intend to correct or restate, nor, to the knowledge of the Company is there any basis for any correction or restatement of, any aspect of any of the financial statements referred to in this Paragraph (11). There are no, nor are there any commitments to become a party to, any off-balance sheet transaction, arrangement, obligation (including contingent obligations) or

SCH-C-4

    other relationship of the Company or of any of its Subsidiaries with unconsolidated entities or other Persons.

  (b)
  The financial information included in the Company Filings present fairly the information shown in the Company Filings and have been compiled on a basis consistent with that of the audited financial statements included in the Company Filings. The other financial and operational information included in the Company Filings presents fairly the information included in the Company Filings.

  (c)
  The financial books, records and accounts of the Company and each of its Subsidiaries: (i) have been maintained, in all material respects, in accordance with IFRS; (ii) are stated in reasonable detail; (iii) accurately and fairly reflect all the material transactions, acquisitions and dispositions of the Company and its Subsidiaries; and (iv) accurately and fairly reflect the basis of the Company's financial statements.

(12)
Disclosure Controls and Internal Control over Financial Reporting.

(a)
The Company has established and maintains disclosure controls and procedures (as such term is defined in National Instrument 52-109—Certification of Disclosure in Issuers' Annual and Interim Filings) to provide reasonable assurance that information required to be disclosed by the Company in its annual filings, interim filings or other reports filed or submitted by it under Securities Laws is recorded, processed, summarized and reported within the time periods specified in Securities Laws. Such disclosure controls and procedures include controls and procedures designed to ensure that information required to be disclosed by the Company in its annual filings, interim filings or other reports filed or submitted under Securities Laws are accumulated and communicated to the Company's management, including its chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)
The Company has established and maintains a system of internal control over financial reporting that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS.

(c)
To the knowledge of the Company, there is no material weakness (as such term is defined in National Instrument 52-109—Certification of Disclosure in Issuers' Annual and Interim Filings) relating to the design, implementation or maintenance of its internal control over financial reporting, or fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Company. To the knowledge of the Company, none of the Company, any of its Subsidiaries or any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received or otherwise obtained knowledge of any complaint, allegation, assertion, or claim, whether written or oral, regarding accounting, internal accounting controls or auditing matters, including any complaint, allegation, assertion, or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices, or any expression of concern from its employees regarding questionable accounting or auditing matters.

(13)
Auditors. The auditors of the Company are independent public accountants as required by Laws and there is not now, and there has never been, any reportable event (as defined in National Instrument 51-102—Continuous Disclosure Obligations) with the present or any former auditors of the Company.

(14)
No Undisclosed Liabilities. Except as set out in Section 3.1(14) of the Company Disclosure Letter, there are no liabilities or obligations of the Company or of any of its Subsidiaries of any kind

SCH-C-5

  whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than liabilities or obligations: (i) disclosed in the Company's financial statements or in the notes thereto; (ii) incurred directly pursuant to this Agreement, or (iii) as disclosed in Section 3.1(14) of the Company Disclosure Letter. An itemized list setting forth the principal amount of all indebtedness for borrowed money of the Company and its Subsidiaries (and all accrued interest thereon) as of the date hereof, including capital leases, is disclosed in Section 3.1(14) of the Company Disclosure Letter.

(15)
Absence of Certain Changes or Events. Since August 31, 2016, other than the transactions contemplated in this Agreement or as otherwise disclosed in the Company Filings, the business of the Company and its Subsidiaries has been conducted in the Ordinary Course and there has not been any event, circumstance or occurrence which has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Company.

(16)
Ordinary Course.

(a)
Since August 31, 2016, other than as disclosed in the Company Filings:

(i)
the Company and each of its Subsidiaries has conducted their respective business only in the Ordinary Course;

(ii)
no liability or obligation of any nature (whether absolute, accrued, contingent or otherwise), which has had, or is reasonably likely to have, a Material Adverse Effect with respect to the Company, has been incurred;

(iii)
there has not been any change in the accounting practices used by the Company and its Subsidiaries;

(iv)
except for Ordinary Course adjustments to employees (other than directors or officers), there has not been any increase in the salary, bonus, or other remuneration payable to any non-executive employees of any of the Company or its Subsidiaries;

(v)
there has not been any redemption, repurchase or other acquisition of Common Shares by the Company, or any declaration, setting aside or payment of any dividend or other distribution (whether in cash or otherwise) with respect to the Common Shares;

(vi)
there has not been a material change in the level of accounts receivable or payable, inventories or employees, other than those changes in the Ordinary Course;

(vii)
there has not been any entering into, or an amendment of, any Material Contract other than in the Ordinary Course;

(viii)
there has not been any satisfaction or settlement of any material claims or material liabilities that were not reflected in the Company's audited financial statements, other than the settlement of claims or liabilities incurred in the Ordinary Course; and

(ix)
except for Ordinary Course adjustments, there has not been any increase in the salary, bonus, or other remuneration payable to any officers of the Company or its Subsidiaries or any amendment or modification to the vesting or exercisability schedule or criteria, including any acceleration, right to accelerate or acceleration event or other entitlement under any stock option, restricted stock, deferred compensation or other compensation award of any officer of the Company or any of its Subsidiaries.

(17)
Long-Term and Derivative Transactions. Neither the Company nor any of its Subsidiaries have any material obligations or liabilities, direct or indirect, vested or contingent in respect of any rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options,

SCH-C-6

  foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions or currency options or any other similar transactions (including any option with respect to any of such transactions) or any combination of such transactions.

(18)
Related Party Transactions. Except as disclosed in Section 3.1(18)(i) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is indebted to any director, officer, employee or agent of, or independent contractor to, the Company or any of its Subsidiaries or any of their respective affiliates or associates (except for amounts due in the Ordinary Course as salaries, bonuses and director's fees or the reimbursement of Ordinary Course expenses). Except as disclosed in Section 3.1(18)(ii) of the Company Disclosure Letter, there are no Contracts (other than employment arrangements) with, or advances, loans, guarantees, liabilities or other obligations to, on behalf or for the benefit of, any shareholder, officer or director of the Company or any of its Subsidiaries, or any of their respective affiliates or associates.

(19)
No "Collateral Benefit". Except as disclosed in Section 3.1(19) of the Company Disclosure Letter, no person will receive a "collateral benefit" (within the meaning of MI 61-101) from the Company or any of the Company's Subsidiaries as a consequence of the transactions contemplated by the Arrangement.

(20)
Compliance with Laws. Each of the Company and each of its Subsidiaries is, and since September 1, 2014 has been, in compliance in all material respects with Law. Since September 1, 2015, neither the Company nor any of its Subsidiaries is or has been under any investigation with respect to, is or has been charged or threatened to be charged with, or has received notice of, any violation or potential violation of any Law or disqualification by a Governmental Entity.

(21)
Authorizations and Licenses.

(a)
The Company and each of its Subsidiaries own, possess or have obtained all Authorizations that are required by Law in connection with the operation of the business of the Company and its Subsidiaries as presently or previously conducted, or in connection with the ownership, operation or use of the assets of the Company and its Subsidiaries.

(b)
The Company or its Subsidiaries, as applicable, lawfully hold, own or use, and have complied with, all such Authorizations. Each Authorization is valid and in full force and effect, and is renewable by its terms or in the Ordinary Course of business without the need for the Company or its Subsidiaries to comply with any special rules or procedures, agree to any materially different terms or conditions or pay any amounts other than routine filing fees.

(c)
No action, investigation or proceeding is pending in respect of or regarding any such Authorization and none of the Company or any of its Subsidiaries or, to the knowledge of the Company, any of their respective officers or directors has received notice, whether written or oral, of revocation, non-renewal or material amendments of any such Authorization, or of the intention of any Person to revoke, refuse to renew or materially amend any such Authorization.

(d)
Neither the Company, any of its Subsidiaries, or to the knowledge of the Company any of their respective officers or directors, owns or has any proprietary, financial or other interests (direct or indirect) in any such Authorization.

(22)
Opinions of Company Financial Advisor. The Company Board and the Special Committee have received the Company Fairness Opinion. A true and complete copy of the engagement letter between the Company and Echelon Wealth Partners Inc. has been provided to the Purchaser and the Company has made true and complete disclosure to the Purchaser of all fees, commissions or

SCH-C-7

  other payments that may be incurred pursuant to such engagement or that may otherwise be payable to Echelon Wealth Partners Inc..

(23)
Finders' Fees. Except for the engagement letter between the Company and Echelon Wealth Partners Inc. and the fees payable under or in connection with such engagement, no investment banker, broker, finder, financial adviser or other intermediary has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries, or any of their respective officers, directors or employees, or is entitled to any fee, commission or other payment from the Company or any of its Subsidiaries, or any of their respective officers, directors or employees, in connection with the Agreement.

(24)
Board and Special Committee Approval.

(a)
The Special Committee, after consultation with its financial and legal advisors, has unanimously recommended that the Company Board approve the Arrangement and that the Company Securityholders vote in favor of the Arrangement Resolution.

(b)
The Company Board, acting on the unanimous recommendation in favor of the Arrangement by the Special Committee, has unanimously (i) determined that the consideration to be received by the Company Securityholders pursuant to the Arrangement and this Agreement is fair to such holders and that the Arrangement is in the best interests of the Company and the Company Securityholders; (ii) resolved to unanimously recommend that the Company Securityholders vote in favour of the Arrangement Resolution; and (iii) authorized the entering into of this Agreement and the performance by the Company of its obligations under this Agreement, and no action has been taken to amend, or supersede such determinations, resolutions, or authorizations.

(c)
Each of the directors and officers of the Company has advised the Company and the Company believes that they intend to vote or cause to be voted all Common Shares beneficially held by them in favour of the Arrangement Resolution, as applicable, and the Company shall make a statement to that effect in the Company Circular.

(25)
Material Contracts.

(a)
Section 3.1(25) of the Company Disclosure Letter sets out a complete and accurate list of all Material Contracts. True and complete copies of the Material Contracts have been disclosed in the Company Data Room and no such Contract has been modified, rescinded or terminated.

(b)
Each Material Contract is legal, valid, binding and in full force and effect and is enforceable by the Company or its Subsidiaries, as applicable, in accordance with its terms (subject to bankruptcy, insolvency and other Laws affecting creditors' rights generally, and to general principles of equity).

(c)
Each of the Company and each of its Subsidiaries has performed in all material respects all respective obligations required to be performed by them to date under the Material Contracts and neither the Company nor any of its Subsidiaries is in breach or default under any Material Contract, nor does the Company have knowledge of any condition that with the passage of time or the giving of notice or both would result in such a breach or default.

(d)
None of the Company or any of its Subsidiaries knows of, or has received any notice (whether written or oral) of, any breach or default under nor, to the knowledge of the Company, does there exist any condition which with the passage of time or the giving of notice or both would result in such a breach or default under any such Material Contract by any other party to a Material Contract.

SCH-C-8

  (e)
  None of the Company or any of its Subsidiaries has received any notice (whether written or oral), that any party to a Material Contract intends to cancel, terminate or otherwise modify or not renew its relationship with the Company or with any of its Subsidiaries, and, to the knowledge of the Company, no such action has been threatened.

(26)
Real Property.

(a)
The Company or one of its Subsidiaries, as applicable, has valid, good and marketable title to all of the real or immovable property owned by the Company or its Subsidiaries (the "Owned Properties") free and clear of any Liens, except for Permitted Liens. There are no outstanding options or rights of first refusal to purchase the Owned Properties, or any portion thereof or interest therein.

(b)
Except as disclosed in Section 26(b) of the Company Disclosure Letter, each lease, sublease, license or occupancy agreement for real or immovable property leased, subleased, licensed or occupied by the Company or its Subsidiaries (the "Leased Properties") is valid, legally binding and enforceable against the Company or its Subsidiary, as applicable, in accordance with its terms and in full force and effect unamended by oral or written agreement, true and complete copies of which (including all related amendments, supplements, notices and ancillary agreements) have been disclosed in the Company Data Room, and none of the Company or any of its Subsidiaries is in breach of, or default under, such lease, sublease, license or occupancy agreement, and no event has occurred which, with notice, lapse of time or both, would constitute such a breach or default by the Company or any of its Subsidiaries or permit termination, modification or acceleration by any third party thereunder.

(c)
No third party has repudiated or has the right to terminate or repudiate any such lease, sublease, license or occupancy agreement (except for the normal exercise of remedies in connection with a default thereunder or any termination rights set forth in the lease, sublease, license or occupancy agreement) or any provision thereof.

(d)
None of the leases, subleases, licenses or occupancy agreements has been assigned by the Company or any of its Subsidiaries in favour of any Person or sublet or sublicensed.

(27)
Personal Property. The Company and/or its Subsidiaries have good title to all material personal or movable property of any kind or nature which the Company or any of its Subsidiaries purports to own, free and clear of all Liens (other than Permitted Liens). The Company and its Subsidiaries, as lessees, have the right under valid and subsisting leases to use, possess and control all personal or movable property leased by and material to the Company or any of its Subsidiaries as used, possessed and controlled by the Company or its Subsidiaries, as applicable.

(28)
Title to the Assets. The Company and its Subsidiaries own (with good title) all of the properties and assets (whether real, personal or mixed and whether tangible or intangible) that they purports to own including all the properties and assets reflected as being owned by the Company or its Subsidiaries in its financial books and records. The Company or its Subsidiaries have legal and beneficial ownership of such assets free and clear of all Liens, except for Permitted Liens. No other Person owns any property or assets which are being used in the business of the Company or its Subsidiaries except for the Leased Properties, the personal property leased by the Company pursuant to the Material Contracts and the Intellectual Property licensed to the Company or its Subsidiaries and disclosed in Section 28 of the Company Disclosure Letter.

(29)
Title to the Assets and Condition of Properties. The Company and its Subsidiaries has sufficient title (whether in fee simple or equivalent or by means of an exploration, retention, reconnaissance, development or mining permit, right or licence or similar), free and clear of any title defect or encumbrance, to its mineral projects with proven and probable reserves or Liens (other than Permitted Liens) and other than the Leased Properties, such properties being described in

SCH-C-9

  Section 29 of the Company Disclosure Letter. All real and tangible personal property of the Company and its Subsidiaries is in generally good repair and is operational and usable in the manner in which it is currently being utilized, subject to normal wear and tear and technical obsolescence, repair or replacement. The Company has provided the Purchaser with a true and complete list of the royalty and similar type interests which are owned or held, directly or indirectly, by the Company or its Subsidiaries and the Company has, applying customary standards in the mining industry, sufficient title to all of such royalty or other interests, free and clear of any title defects or encumbrances. All required permits or registrations necessary to perfect title in and to such assets have been carried out in compliance with Law and are in full force and effect.

(30)
No Options, etc. to Purchase Assets. No Person has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming such for the purchase or other acquisition from the Company of any of its assets.

(31)
Technical Reports. The Company has duly and timely filed all technical reports required by NI 43-101 to be filed with the Securities Authorities and all such technical reports have been prepared and disclosed in accordance with the requirements of, and in compliance with, NI 43-101, including Form 43-101F1. There has been no change of which the Company is or should be aware that would disaffirm, misrepresent or change any material aspect of any such technical report or that would require the filing of a new technical report under NI 43-101 and applicable Securities Laws. All of the material assumptions contained in such technical reports are reasonable and appropriate. Each such filed technical report was prepared by, or under the supervision of, a qualified person within the meaning of NI 43-101.

(32)
Interest in Properties and Mineral Rights.

(a)
All of the mineral interests and rights (including any claims, mineral leases, concessions, exploration licenses, exploitation and/or mining licenses and prospecting permits) (collectively, the "Company Mineral Rights") that are currently in effect and held by the Company or any of its Subsidiaries, are disclosed in the Company Data Room. Other than the Company Mineral Rights, the Company does not own or have any interest in any real property or any mineral interests and rights. The Company Mineral Rights grant the Company or one of its Subsidiaries the right to explore for, mine and extract in commercial quantities, minerals under the terms and conditions of the Parent Mineral Rights.

(b)
The Company or one of its Subsidiaries is the recorded holder of the Company Mineral Rights, free and clear of any Liens except Permitted Liens.

(c)
All of the Company Mineral Rights have been properly located and recorded in compliance with Law and are comprised of valid and subsisting claims, mineral leases, concessions, exploration licenses, exploitation and/or mining licenses and prospecting permits.

(d)
The Company Mineral Rights are in good standing in all respects under Law and except as would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect with respect to the Company, all work required to be performed and filed in respect thereof has been performed and filed, all Taxes, rentals, fees, expenditures and other payments in respect thereof have been paid or incurred and all filings in respect thereof have been made.

(e)
There is no material adverse claim against or challenge to the title to or ownership of any of the Company Mineral Rights, subject to Law.

(f)
The Company has the exclusive right to deal with all of the Company Mineral Rights.

(g)
Other than as disclosed in Section 3.1(32)(g) of the Company Disclosure Letter, no Person other than the Company has any interest in any of the Company Mineral Rights or the

SCH-C-10

    production or profits therefrom or any royalty in respect thereof or any right to acquire any such interest.

  (h)
  There are no back-in rights, earn-in rights, rights of first refusal or similar provisions or rights which would affect the Company's interest in any of the Company Mineral Rights other than as disclosed in Section 3.1(32)(h) of the Company Disclosure Letter.

  (i)
  There are no material restrictions on the ability of the Company to use, transfer or exploit any of the Company Mineral Rights, except pursuant to Law and the terms of the relevant Company Mineral Rights.

  (j)
  The Company has not received any notice, whether written or oral, from any Governmental Entity of any revocation or intention to revoke any interest of the Company in any of the Company Mineral Rights, nor has the Company received any notice, whether written or oral, from any such entity noting the Company Mineral Rights in arrears or default of any nature.

  (k)
  The Company has all necessary right (including surface access rights), permits, licences and approvals to conduct the exploration and development work on the lands constituted by the Company Mineral Rights as currently conducted or contemplated by the Company over such areas.

(33)
Operational Matters. Except as would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect with respect to the Company:

(a)
except as disclosed in Section 3.1(33)(a) of the Company Disclosure Letter, all rentals, royalties, overriding royalty interests, production payments, net profits, interest burdens, payments and obligations due and payable, or performable, as the case may be, on or prior to the date hereof under, with respect to, or on account of, any direct or indirect assets of the Company, have been: (A) duly paid; (B) duly performed; or (C) provided for prior to the date hereof; and

(b)
except as disclosed in Section 3.1(33)(b) of the Company Disclosure Letter, all costs, expenses, and liabilities payable on or prior to the date hereof under the terms of any contracts and agreements to which the Company is directly or indirectly bound have been properly and timely paid, except for such expenses that are being currently paid prior to delinquency in the Ordinary Course.

(34)
Intellectual Property. Except as would not and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Company: (i) the Company, and/or its Subsidiaries own all right, title and interest in and to, or have validly licensed (and are not in material breach of such licenses), all Intellectual Property that is material to the conduct of the business, as presently conducted, of the Company and its Subsidiaries (collectively, the "Intellectual Property Rights"); (ii) all such Intellectual Property Rights that are owned by or licensed to the Company, and/or its Subsidiaries are sufficient, in all material respects, for conducting the business, as presently conducted, of the Company and its Subsidiaries; (iii) to the knowledge of the Company, all Intellectual Property Rights owned or leased by the Company and/or its Subsidiaries are valid and enforceable, and to the knowledge of the Company, the carrying on of the business of the Company and its Subsidiaries and the use by the Company and its Subsidiaries of any of the Intellectual Property Rights or Technology (as defined below) owned by or licensed to them does not breach, violate, infringe or interfere with any rights of any other Person; (iv) to the knowledge of the Company, no third party is infringing upon the Intellectual Property Rights owned or licensed by the Company or its Subsidiaries; (v) all computer hardware and associated firmware and operating systems, application software, database engines and processed data, technology infrastructure and other computer systems used in connection with the conduct of the business, as presently conducted, of the Company and its Subsidiaries (collectively,

SCH-C-11

  the "Technology") are sufficient, in all material respects, for conducting the business, as presently conducted, of the Company and its Subsidiaries; and (vi) the Company and its Subsidiaries own or have validly licensed or leased (and are not in material breach of such licenses or leases) such Technology.

(35)
Restrictions on Conduct of Business. Neither the Company nor any of its Subsidiaries is a party to or bound by any non-competition agreement, any non-solicitation agreement, or any other agreement, obligation, judgment, injunction, order or decree which purports to: (i) limit in any material respect the manner or the localities in which all or any portion of the business of the Company or its Subsidiaries are conducted; (ii) limit any business practice of the Company or of any of its Subsidiaries in any material respect; or (iii) restrict any acquisition or disposition of any property by the Company or by any of its Subsidiaries in any material respect. Neither the Company nor any of its Subsidiaries or any of their respective properties or assets is subject to any outstanding judgment, order, writ, injunction or decree that would have or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Company or that would or would be reasonably expected to prevent or delay the consummation of the Arrangement or the transactions contemplated hereby.

(36)
Litigation. Except as set out in Section 3.1(36) of the Company Disclosure Letter, there are no claims, actions, suits, arbitrations, inquiries, audits, investigations or proceedings pending, or, to the knowledge of the Company threatened, against or relating to the Company or any of its Subsidiaries, the business of the Company or of any of its Subsidiaries or affecting any of their respective current or former properties or assets by or before any Governmental Entity that, if determined adverse to the interests of the Company or its Subsidiaries, could potentially result in criminal sanction, or would be reasonably expected to prevent or delay the consummation of the Arrangement or the transactions contemplated hereby or would or would be reasonably expected to materially affect the Purchaser's ability to own or operate the business of the Company or its Subsidiaries, nor to the knowledge of the Company are there any events or circumstances which could reasonably be expected to give rise to any such claim, action, suit, arbitration, inquiry, investigation or proceeding. There is no bankruptcy, liquidation, winding-up or other similar proceeding pending or in progress, or, to the knowledge of the Company, threatened against or relating to the Company or any of its Subsidiaries before any Governmental Entity.

(37)
Corrupt Practices Legislation. Neither the Company or its Subsidiaries, nor any of their respective officers, directors or employees acting on behalf of any of them, has taken, committed to take or been alleged to have taken any action which would cause the Company or any of its Subsidiaries to be in violation of the Corruption of Foreign Public Officials Act (Canada) (and the regulations promulgated thereunder) or any Law of similar effect of any other jurisdiction, and to the knowledge of the Company no such action has been taken by any of its agents, representatives or other Persons acting on behalf of the Company or any of its Subsidiaries.

(38)
Environmental Matters.

(a)
No written notice, order, complaint or penalty has been received by the Company or any of its Subsidiaries alleging that the Company or any of its Subsidiaries is in violation of, or has any liability or potential liability under, any Environmental Law, and there are no judicial, administrative or other actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries which allege a violation of, or any liability or potential liability under, any Environmental Laws; and the Company is not aware of any facts or circumstances that reasonably could be expected to give rise to any such notice, claim, order, complaint or penalty.

(b)
The Company and each of its Subsidiaries has all environmental permits necessary for the operation of their respective businesses and to comply with all Environmental Laws; and

SCH-C-12

    (iii) the operations of the Company and each of its Subsidiaries are, and since September 1, 2014 have been, in compliance in all respects with Environmental Laws.

  (c)
  To the knowledge of the Company, there are no Hazardous Substances in the soil or groundwater at the site of any of the Company Mineral Rights that would result or reasonably be expected to result in material liability to the Company or any of its Subsidiaries.

(39)
Employment Matters.

(a)
Except as disclosed in Section 3.1(39) of the Company Disclosure Letter, (i) the Company has not entered into any written or oral agreement or understanding providing for a retention or change of control bonus or severance or termination payments to any director, officer or Company Employees in connection with the termination of their position or their employment as a direct result of a change in control of the Company (including as a result of the Arrangement), and (ii) no Company Employee has any agreement as to length of notice or severance payment required to terminate his or her employment, other than such as results by Law from the employment of an employee without an agreement as to notice or severance.

(b)
Except as disclosed in Section 3.1(39)(b) of the Company Disclosure Letter, the Company is not a party to any Collective Agreement with respect to any Company Employees; no Person holds bargaining rights with respect to any Company Employees and, to the knowledge of the Company, no Person has applied or, to the knowledge of the Company, threatened to be certified as the bargaining agent of any Company Employees. No trade union has applied to have the Company declared a common or related employer pursuant to the Labour Relations Code (British Columbia), the Ontario Labour Relations Act or any similar legislation in any jurisdiction in which the Company carries on business.

(c)
The Company is in material compliance with all terms and condition of employment and all Laws respecting employment, including pay equity, accessibility, wages, hours of work, overtime, human rights and occupational health and safety. The Company is not subject to any claim for wrongful dismissal, constructive dismissal or any other tort claim, actual or, to the knowledge of the Company, threatened, or any litigation actual, or to the knowledge of the Company, threatened, relating to employment or termination of employment of employees or independent contractors.

(d)
The Company has not and is not engaged in any unfair labour practice and not unfair labour practice complaint, grievance or arbitration proceeding is pending, or to the knowledge of the Company, threatened against the Company. No labour strike, lock-out, slowdown or work stoppage is pending or to the knowledge of the Company, threatened against or directly affecting the Company and no such event has occurred in the last two years.

(e)
Each independent contractor and consultant has been properly classified by the Company as an independent contractor and the Company has not received notification from any Governmental Entity challenging the classification of any individual who performs services for the Company's business as an independent contractor or consultant.

(f)
There are no outstanding assessments, penalties, fines, liens, charges, surcharges, or other amounts due or owing pursuant to any workplace safety and insurance legislation and there are no orders under applicable occupational health and safety legislation relating to the Company which are currently outstanding.

(40)
Employee Plans.

(a)
Section 3.1(40)(a) of the Company Disclosure Letter lists and describes all the employee benefit, fringe benefit, health, welfare, dental, disability, life insurance, supplemental unemployment benefit, bonus, profit sharing, option, incentive, incentive compensation,

SCH-C-13

    deferred compensation, share purchase, share compensation, phantom stock, severance, termination, retirement, savings, pension, and similar plans, policies, trusts, funds, policies, arrangements, Contracts or other agreements for the benefit of directors or former directors of the Company, Company Employees or former Company Employees, which are maintained, sponsored or funded by the Company, whether written or oral, funded or unfunded, insured or self-insured, registered or unregistered in respect of which the Company may have any liability contingent or otherwise, other than benefit plans established pursuant to statute (collectively, the "Employee Plans"). The Company has furnished to the Purchaser true, correct and complete copies of all the Employee Plans as amended as of the date hereof, together with all related documentation. No changes have occurred or are expected to occur which would materially affect the information required to be provided to the Purchaser pursuant to this provision.

  (b)
  No Employee Plan is or is intended to be a "registered pension plan", a "deferred profit sharing plan", a "retirement compensation arrangement", a "registered retirement savings plan", or a "tax-free savings account" as such terms are defined in the Tax Act.

  (c)
  Each Employee Plan is and has been operated in accordance with Law, in all material respects. The Company has made all contributions and paid all premiums in respect of each Employee Plan in a timely fashion in accordance with Law and the terms of each Employee Plan.

  (d)
  Other than routine claims for benefits, no Employee Plan is subject to any pending action, investigation, examination, claim (including claims for income taxes, interest, penalties, fines or excise taxes) or any other proceeding initiated by any Person, and there exists no state of facts which could reasonably be expected to give rise to any such action, investigation, examination, claim or other proceeding.

  (e)
  No insurance policy or any other agreement affecting any Employee Plan requires or permits a retroactive increase in contributions, premiums or other payments due thereunder. The level of insurance reserves under each Employee Plan which provides group benefits and contemplates the holding of such reserves is reasonable and sufficient to provide for all incurred but unreported claims.

  (f)
  None of the Employee Plans provide for retiree or post-termination benefits or for benefits to retired or terminated employees or to the beneficiaries or dependants of retired or terminated employees, except as required by Law.

  (g)
  Subject to the requirements of Laws, no provision of any Employee Plan or of any agreement, and no act or omission of the Company in any way limits, impairs, modifies or otherwise affects the right of the Company to unilaterally amend or terminate any Employee Plan, and no commitments to improve or otherwise amend any Employee Plan have been made.

  (h)
  No advance tax rulings have been sought or received in respect of any Employee Plan.

  (i)
  All employee data necessary to administer each Employee Plan in accordance with its terms and conditions and all Laws is in possession of the Company and such data is complete, correct, and in a form which is sufficient for the proper administration of each Employee Plan.

(41)
Insurance

(a)
Each of the Company and each of its Subsidiaries is, and has been continuously since September 1, 2014, insured by reputable third party insurers with reasonable and prudent policies appropriate for the size and nature of the business of the Company and its Subsidiaries and their respective assets.

SCH-C-14

  (b)
  A true and complete list of all material insurance policies currently in effect that insure the physical properties, business, operations and assets of the Company and its Subsidiaries has been provided in the Company Data Room. To the knowledge of the Company each material insurance policy currently in effect that insures the physical properties, business, operations and assets of the Company and its Subsidiaries is valid and binding and in full force and effect and there is no material claim pending under any such policies as to which coverage has been questioned, denied or disputed. There is no material claim pending under any insurance policy of the Company or its Subsidiaries that has been denied, rejected, questioned or disputed by any insurer or as to which any insurer has made any reservation of rights or refused to cover all or any material portion of such claims. All material proceedings covered by any insurance policy of the Company or its Subsidiaries have been properly reported to and accepted by the applicable insurer.

(42)
Taxes.

(a)
The Company and each of its Subsidiaries has duly and timely filed all Tax Returns required to be filed by them prior to the date hereof and all such Tax Returns are complete and correct in all material respects.

(b)
The Company and each of its Subsidiaries has paid on a timely basis all Taxes which are due and payable, all assessments and reassessments, and all other Taxes due and payable by them on or before the date hereof, other than those which are being or have been contested in good faith and in respect of which reserves have been provided in the most recently published consolidated financial statements of the Company. The Company and its Subsidiaries have provided adequate accruals in accordance with IFRS in the most recently published consolidated financial statements of the Company for any Taxes of the Company and each of its Subsidiaries for the period covered by such financial statements that have not been paid whether or not shown as being due on any Tax Returns. Since such publication date, no material liability in respect of Taxes not reflected in such statements or otherwise provided for has been assessed, proposed to be assessed, incurred or accrued, other than in the ordinary course of business. None of the Company or its Subsidiaries has received a refund to which it was not entitled.

(c)
No material deficiencies, litigation, proposed adjustments or matters in controversy exist or have been asserted with respect to Taxes of the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries is a party to any action or proceeding for assessment or collection of Taxes and no such event has been asserted or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective assets.

(d)
No claim has been made by any Government Entity in a jurisdiction where the Company and any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to Tax by that jurisdiction.

(e)
There are no Liens (other than Permitted Liens) with respect to Taxes upon any of the assets of the Company or any of its Subsidiaries.

(f)
The Company and each of its Subsidiaries has withheld or collected all amounts required to be withheld or collected by it on account of Taxes and has remitted all such amounts to the appropriate Governmental Entity when required by Law to do so.

(g)
There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of Taxes due from the Company or any of its Subsidiaries for any taxable period and no request for any such waiver or extension is currently pending.

SCH-C-15

  (h)
  The Company and each of its Subsidiaries has made available to the Purchaser true, correct and complete copies of all Tax Returns, examination reports and statements of deficiencies for taxable periods, or transactions consummated, for which the applicable statutory periods of limitations have not expired.

  (i)
  The terms and conditions made or imposed in respect of every transaction (or series of transactions) between the Company and any Person that is (x) a non-resident of Canada for purposes of the Tax Act, and (y) not dealing at arm's length with the Company, for purposes of the Tax Act, do not differ from those that would have been made between persons dealing at arm's length for purposes of the Tax Act, and all documentation or records as required by applicable Law has been made or obtained in respect of such transactions (or series of transactions).

  (j)
  There are no circumstances existing which could result in the application of Section 78 or Sections 80 to 80.04 of the Tax Act, or any equivalent provision under provincial Law, to the Company.

  (k)
  Neither the Company nor any of its Subsidiaries has participated in any "listed transaction" within the meaning of United States Treasury Regulations Section 1.6011-4.

(43)
Disclosure. The Company has made available to the Purchaser all material information concerning the Company, its Subsidiaries and their respective businesses through SEDAR, information disclosed in the Company Data Room or the Company Disclosure Letter and all such information as made available to the Purchaser is accurate, true and correct in all material respects. No forecast, budget or projection provided by or on behalf of the Company to the Purchaser contains any Misrepresentation and such forecasts, budgets and projections were prepared in good faith and contain reasonable estimates of the prospects of the business of the Company and its Subsidiaries.

(44)
Confidentiality Agreements. All agreements entered into by the Company or any of its Subsidiaries with Persons other than the Purchaser regarding the confidentiality of information provided to such Person or reviewed by such Persons with respect to any transaction in the nature described in the definition of Acquisition Proposal contain customary provisions, including standstill provisions, which do not provide for any waiver or release thereof other than with the consent of the Company or its Subsidiary and the Company or, if applicable, its Subsidiary has not waived, released or amended the standstill or other provisions of any such agreements. The Company or any of its Subsidiaries have not negotiated or engaged in any discussions with respect to any such proposal with any Person who has not entered into such a confidentiality agreement.

SCH-C-16

SCHEDULE D
REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE PURCHASER

(1)
Organization and Qualification. Each of the Parent and the Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to own, lease and operate its assets and properties and conduct its business as now owned and conducted. Each of the Parent and the Purchaser and each of their Subsidiaries is duly qualified, licensed or registered to carry on business and is in good standing in each jurisdiction in which the character of its assets and properties, owned, leased, licensed or otherwise held, or the nature of its activities make such qualification, licensing or registration necessary, and has all Authorizations required to own, lease and operate its properties and assets and to conduct its business as now owned and conducted, except for those Authorizations the absence of which do not have and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Purchaser.

(2)
Corporate Authorization. Each of the Parent and the Purchaser has the requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance by each of the Parent and the Purchaser of their respective obligations under this Agreement and the consummation of the Arrangement and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each of the Parent and the Purchaser and no other corporate proceedings on the part of each of the Parent and the Purchaser are necessary to authorize this Agreement or the consummation of the Arrangement and the other transactions contemplated hereby other than the Parent Shareholder Approval.

(3)
Execution and Binding Obligation. This Agreement has been duly executed and delivered by each of the Parent and the Purchaser, and constitutes a legal, valid and binding agreement of each of them enforceable against each of them in accordance with its terms subject only to any limitation under bankruptcy, insolvency or other Laws affecting the enforcement of creditors' rights generally and the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

(4)
Governmental Authorization. The execution, delivery and performance by each of the Parent and the Purchaser of their respective obligations under this Agreement and the consummation by the Parent and the Purchaser of the Arrangement and the transactions contemplated hereby do not require any Authorization or other action by or in respect of, or filing with, or notification to, any Governmental Entity by the Parent and the Purchaser other than: (i) the Interim Order and any approvals required by the Interim Order; (ii) the Final Order; (iii) filings with the Securities Authorities and NASDAQ; and (iv) the Arrangement Filings with the Registrar.

(5)
Non-Contravention. The execution, delivery and performance by each of the Parent and the Purchaser of its obligations under this Agreement and the consummation of the Arrangement and the transactions contemplated hereby do not and will not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition):

(a)
contravene, conflict with, or result in any violation or breach of the organizational documents of the Parent or the Purchaser; or

(b)
assuming compliance with the matters referred to in Paragraph (4) above, contravene, conflict with or result in a violation or breach of Law except as would not, individually or in the aggregate, materially impede the ability of the Parent and the Purchaser to consummate the Arrangement and the transactions contemplated hereby.

SCH-D-1

(6)
Capitalization.

(a)
The authorized capital of the Purchaser consists of one hundred (100) shares. As of the close of business on the date of this Agreement, there were 100 common shares of the Purchased issued and outstanding.

(b)
The authorized capital of the Parent consists of one hundred million (100,000,000) shares. As of the close of business on the date of this Agreement, there were: (i) 27,640,324 Common Shares issued and outstanding, (ii) Company Options to purchase 293,991 Common Shares, (iii) Company Warrants to purchase 183,333 Common Shares and (iv) restricted stock units to purchase 273,373 Common Shares. All of the Parent Shares issuable upon the exercise of rights under the Parent Omnibus Incentive Plan, including outstanding Parent Options, have been duly authorized and, upon issuance in accordance with their respective terms, will be validly issued as fully paid and non-assessable and are not and will not be subject to or issued in violation of, any pre-emptive rights. No Parent Shares have been issued and no Parent Options have been granted in violation of any Law or any pre-emptive or similar rights applicable to them. The Parent Omnibus Incentive Plan and the issuance of Parent Shares under such plan (including all outstanding Parent Options) have been duly authorized by the Parent Board in compliance with Law and the terms of the Parent Omnibus Incentive Plan, and have been recorded on the Purchaser's financial statements in accordance with GAAP, and no such grants involved any "back dating," "forward dating," "spring loading" or similar practices.

(c)
Except for rights under the Parent Omnibus Incentive Plan, there are no issued, outstanding or authorized options, equity-based awards, warrants, calls, conversion, pre-emptive, redemption, repurchase, stock appreciation or other rights, or any other agreements, arrangements, instruments or commitments of any kind that obligate the Parent, Purchaser or any of its Subsidiaries, as applicable, to, directly or indirectly, issue or sell any securities of the Parent or the Purchaser, as applicable, or of any of their Subsidiaries, or give any Person a right to subscribe for or acquire, any securities of the Parent and the Purchaser or of any of their Subsidiaries.

(d)
There are no issued, outstanding or authorized:

(i)
obligations to repurchase, redeem or otherwise acquire any securities of the Parent, the Purchaser or of any of their Subsidiaries, or qualify securities for public distribution in the U.S., or elsewhere, or with respect to the voting or disposition of any securities of the Parent, the Purchaser or of any of their Subsidiaries; or

(ii)
notes, bonds, debentures or other evidences of indebtedness or any other agreements, arrangements, instruments or commitments of any kind that give any Person, directly or indirectly, the right to vote with holders of Parent Shares on any matter.

(7)
Shareholders' and Similar Agreements. Except as disclosed in Section 3.2(7) of the Parent Disclosure Letter, neither the Parent, the Purchaser nor any of their Subsidiaries is subject to, or affected by, any unanimous shareholders agreement and is not a party to any shareholder, pooling, voting, or other similar arrangement or agreement relating to the ownership or voting of the securities of the Parent, the Purchaser or of any of their Subsidiaries or pursuant to which any Person may have any right or claim in connection with any existing or past equity interest in the Parent, the Purchaser or in any of their Subsidiaries.

(8)
Subsidiaries.

(a)
Other than Purchaser and those subsidiaries disclosed in the Parent Filings (the "Parent Subsidiaries"), the Parent has no Subsidiaries.

SCH-D-2

  (b)
  Each Parent Subsidiary is a corporation, partnership, trust or limited partnership, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as the case may be, and has all requisite corporate, trust or partnership power and authority, as the case may be, to own, lease and operate its properties and assets and to carry on its business as now being conducted, except where the failure to be so organized, validly existing, qualified or in good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Parent.

  (c)
  The Parent is, directly or indirectly, the registered and beneficial owner of all of the outstanding common shares or other equity interests of each Parent Subsidiary, free and clear of any Liens, all such shares or other equity interests so owned by the Parentr have been validly issued and are fully paid and non-assessable, as the case may be, and no such shares or other equity interests have been issued in violation of any pre-emptive or similar rights.

(9)
Securities Law Matters. The Parent Shares are listed and posted for trading on NASDAQ and are registered as a class under section 12(b) of the U.S. Exchange Act. The Parent has filed or furnished all reports or other information required to be filed or furnished under section 13(a) of the U.S. Exchange Act. None of the Parent's Subsidiaries are subject to any continuous or periodic, or other disclosure requirements under any securities laws in any jurisdiction. The Parent is not in default of any material requirements of any Securities Laws or the rules and regulations of NASDAQ. No delisting, suspension of trading or cease trade or other order or restriction with respect to any securities of the Parent is pending, in effect, has been threatened, or is expected to be implemented or undertaken, and the Parent is not subject to any formal or informal review, enquiry, investigation or other proceeding relating to any such order or restriction. The Parent has timely filed or furnished with any Governmental Entity all material forms, reports, schedules, statements and other documents required to be filed or furnished by the Parent with the appropriate Governmental Entity since December 31, 2014. The documents comprising the Parent Filings complied as filed in all material respects with Law and did not, as of the date filed (or, if amended or superseded by a subsequent filing prior to the date of this Agreement, on the date of such filing), contain any Misrepresentation. The Parent has not filed any confidential filings (which at the date of this Agreement remains confidential) or any other confidential filings (including redacted filings) filed to or furnished with, as applicable, any Securities Authority. There are no outstanding or unresolved comments in comment letters from any Securities Authority with respect to any of the Parent Filings and neither the Parent nor any of the Parent Filings is subject of an ongoing audit, review, comment or investigation by any Securities Authority or NASDAQ.

(10)
Financial Statements.

(a)
The audited consolidated financial statements and the consolidated interim financial statements of the Parent (including, in each case, any of the notes or schedules to and the auditor's report on such financial statements) included in the Parent Filings: (i) were prepared or shall be prepared, as applicable, in accordance with GAAP and Law; (ii) complied or shall comply, as applicable, as to form in all material respects with applicable accounting requirements in the U.S.; and (iii) fairly present or shall fairly present, as applicable, in all material respects, the assets, liabilities (whether accrued, absolute, contingent or otherwise), consolidated financial position, results of operations or financial performance and cash flows of the Parent and its Subsidiaries as of their respective dates and the consolidated financial position, results of operations or financial performance and cash flows of the Parent and its Subsidiaries for the respective periods covered by such financial statements (except as may be expressly indicated in the notes to such financial statements). The Parent does not intend to correct or restate, nor, to the knowledge of the Parent is there any basis for any correction or restatement of, any aspect of any of the financial statements referred to in this

SCH-D-3

    Paragraph (10). There are no, nor are there any commitments to become a party to, any off-balance sheet transaction, arrangement, obligation (including contingent obligations) or other relationship of the Parent or of any of its Subsidiaries with unconsolidated entities or other Persons.

  (b)
  The financial information included in the Parent Filings present fairly the information shown in the Parent Filings and have been compiled on a basis consistent with that of the audited financial statements included in the Parent Filings. The other financial and operational information included in the Parent Filings presents fairly the information included in the Parent Filings.

  (c)
  The financial books, records and accounts of the Parent and each of its Subsidiaries: (i) have been maintained, in all material respects, in accordance with GAAP; (ii) are stated in reasonable detail; (iii) accurately and fairly reflect all the material transactions, acquisitions and dispositions of the Parent and its Subsidiaries; and (iv) accurately and fairly reflect the basis of the Parent's financial statements.

(11)
Disclosure Controls and Internal Control over Financial Reporting.

(a)
The Parent has established and maintains a system of disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed by the Parent in its annual filings, interim filings or other reports filed or submitted by it under Securities Laws is recorded, processed, summarized and reported within the time periods specified in Securities Laws. Such disclosure controls and procedures include controls and procedures designed to ensure that information required to be disclosed by the Parent in its annual filings, interim filings or other reports filed or submitted under Securities Laws are accumulated and communicated to the Parent's management, including its chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)
The Parent has established and maintains a system of internal control over financial reporting that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

(c)
To the knowledge of the Parent, there is no material weakness relating to the design, implementation or maintenance of its internal control over financial reporting, or fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Parent. To the knowledge of the parent, none of the Parent, any of its Subsidiaries or any director, officer, employee, auditor, accountant or representative of the Parent or any of its Subsidiaries has received or otherwise obtained knowledge of any complaint, allegation, assertion, or claim, whether written or oral, regarding accounting, internal accounting controls or auditing matters, including any complaint, allegation, assertion, or claim that the Parent or any of its Subsidiaries has engaged in questionable accounting or auditing practices, or any expression of concern from its employees regarding questionable accounting or auditing matters.

(12)
Auditors. The auditors of the Parent are independent public accountants as required by Laws and there is not now, and there has never been, any reportable event with the present or any former auditors of the Parent.

(13)
No Undisclosed Liabilities. There are no liabilities or obligations of the Parent, the Purchaser or of any of their Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than liabilities or obligations: (i) disclosed in the Parent's financial statements or in the notes thereto; (ii) incurred in the Ordinary Course; or (iii) incurred in connection with this Agreement. The principal amount of all indebtedness for

SCH-D-4

  borrowed money of the Parent and its Subsidiaries as of the date hereof, including capital leases, is disclosed in Section 3.2(12) of the Parent Disclosure Letter.

(14)
Absence of Certain Changes or Events. Since December 31, 2016, other than the transactions contemplated in this Agreement and as disclosed in Section 3.2(13) of the Parent Disclosure Letter, the business of the Parent and its Subsidiaries has been conducted in the Ordinary Course and there has not been any event, circumstance or occurrence which has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Parent.

(15)
Compliance with Laws. Each of the Parent and each of its Subsidiaries is, and since January 1, 2013 has been, in compliance in all material respects with Law. Since January 1, 2014, neither the Parent nor any of its Subsidiaries is or has been under any investigation with respect to, is or has been charged or threatened to be charged with, or has received notice of, any violation or potential violation of any Law or disqualification by a Governmental Entity.

(16)
Interest in Properties and Mineral Rights.

(a)
All of the mineral interests and rights (including any claims, mineral leases, concessions, exploration licenses, exploitation and/or mining licenses and prospecting permits) (collectively, the "Parent Mineral Rights") that are currently in effect and held by the Parent or any of its Subsidiaries, are disclosed in the Parent Data Room and/or by public filing on EDGAR. Other than the Parent Mineral Rights, the Parent does not own or have any interest in any real property or any mineral interests and rights. The Parent Mineral Rights grant the Parent or one of its Subsidiaries the right to explore for, mine and extract in commercial quantities, minerals under the terms and conditions of the Parent Mineral Rights.

(b)
The Parent or one of its Subsidiaries is the recorded holder of the Parent Mineral Rights, free and clear of any Liens except Permitted Liens.

(c)
All of the Parent Mineral Rights have been properly located and recorded in compliance with Law and are comprised of valid and subsisting claims, mineral leases, concessions, exploration licenses, exploitation and/or mining licenses and prospecting permits.

(d)
The Parent Mineral Rights are in good standing in all respects under Law and except as would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect with respect to the Parent, all work required to be performed and filed in respect thereof has been performed and filed, all Taxes, rentals, fees, expenditures and other payments in respect thereof have been paid or incurred and all filings in respect thereof have been made.

(e)
There is no material adverse claim against or challenge to the title to or ownership of any of the Parent Mineral Rights.

(f)
The Parent and/or one or more of its Subsidiaries have the exclusive right to deal with all of the Parent Mineral Rights, subject to Law.

(g)
Other than as disclosed in Section 3.2(15)(g) of the Parent Disclosure Letter, no Person other than the Parent or any of its Subsidiaries has any interest in any of the Parent Mineral Rights or the production or profits therefrom or any royalty in respect thereof or any right to acquire any such interest.

(h)
There are no back-in rights, earn-in rights, rights of first refusal or similar provisions or rights which would affect the Parent's or any of its Subsidiaries' interest in any of the Parent Mineral Rights other than as disclosed in Section 3.2(15)(h) of the Parent Disclosure Letter.

SCH-D-5

  (i)
  There are no material restrictions on the ability of the Parent or any of its Subsidiaries to use, transfer or exploit any of the Parent Mineral Rights, except pursuant to Law and the terms of the relevant Parent Mineral Rights.

  (j)
  The Parent has not received any notice, whether written or oral, from any Governmental Entity of any revocation or intention to revoke any interest of the Parent in any of the Parent Mineral Rights, nor has the Parent received any notice, whether written or oral, from any such entity noting the Parent Mineral Rights in arrears or default of any nature.

  (k)
  The Parent has all necessary rights to conduct mining activities on the mineral claims constituting in the Parent Mineral Rights as currently conducted on such mineral claims.

(17)
Operational Matters. Except as would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect with respect to the Parent:

(a)
all rentals, royalties, overriding royalty interests, production payments, net profits, interest burdens, payments and obligations due and payable, or performable, as the case may be, on or prior to the date hereof under, with respect to, or on account of, any direct or indirect assets of the Parent, have been: (A) duly paid; (B) duly performed; or (C) provided for prior to the date hereof; and

(b)
all costs, expenses, and liabilities payable on or prior to the date hereof under the terms of any contracts and agreements to which the Parent is directly or indirectly bound have been properly and timely paid, except for such expenses that are being currently paid prior to delinquency in the Ordinary Course.

(18)
Litigation. Other than as disclosed in Section 3.2(17) of the Parent Disclosure Letter, there are no claims, actions, suits, arbitrations, inquiries, investigations or proceedings pending, or, to the knowledge of the Parent threatened, against or relating to the Parent before any Governmental Entity nor is the Parent subject to any outstanding judgment, order, writ, injunction or decree that, either individually or in the aggregate, is reasonably likely to prevent or materially delay consummation of the Arrangement or the transactions contemplated hereby.

(19)
Corrupt Practices Legislation. Neither the Parent or its Subsidiaries, nor any of their respective officers, directors or employees acting on behalf of any of them, has taken, committed to take or been alleged to have taken any action which would cause the Parent or any of its Subsidiaries to be in violation of 18 U.S. Code § 201, the Foreign Corrupt Practices Act, or any Law of similar effect of any other jurisdiction, and to the knowledge of the Parent, no such action has been taken by any of its agents, representatives or other Persons acting on behalf of the Parent or any of its Subsidiaries.

(20)
Environmental Matters.

(a)
No written notice, order, complaint or penalty has been received by the Parent or any of its Subsidiaries alleging that the Parent or any of its Subsidiaries is in violation of, or has any liability or potential liability under, any Environmental Law, and there are no judicial, administrative or other actions, suits or proceedings pending or threatened against the Parent or any of its Subsidiaries which allege a violation of, or any liability or potential liability under, any Environmental Laws; and the Parent is not aware of any facts or circumstances that reasonably could be expected to give rise to any such notice, claim, order, complaint or penalty.

(b)
The Parent and each of its Subsidiaries has all environmental permits necessary for the operation of their respective businesses and to comply with all Environmental Laws; and (iii) the operations of the Parent and each of its Subsidiaries are in compliance in all respects with Environmental Laws.

SCH-D-6

  (c)
  To the knowledge of the Parent, there are no Hazardous Substances in the soil or groundwater at the site of any of the Parent Mineral Rights that would result or reasonably be expected to result in material liability to the Parent or any of its Subsidiaries.

(21)
Taxes.

(a)
The Parent and each of its Subsidiaries has duly and timely filed all Tax Returns required to be filed by them prior to the date hereof and all such Tax Returns are complete and correct in all material respects.

(b)
The Parent and each of its Subsidiaries has paid on a timely basis all Taxes which are due and payable, all assessments and reassessments, and all other Taxes due and payable by them on or before the date hereof, other than those which are being or have been contested in good faith and in respect of which reserves have been provided in the most recently published consolidated financial statements of the Parent. The Parent and its Subsidiaries have provided adequate accruals in accordance with GAAP in the most recently published consolidated financial statements of the Parent for any Taxes of the Parent and each of its Subsidiaries for the period covered by such financial statements that have not been paid whether or not shown as being due on any Tax Returns. Since such publication date, no material liability in respect of Taxes not reflected in such statements or otherwise provided for has been assessed, proposed to be assessed, incurred or accrued, other than in the ordinary course of business. None of the Parent or its Subsidiaries has received a refund to which it was not entitled.

(c)
No material deficiencies, litigation, proposed adjustments or matters in controversy exist or have been asserted with respect to Taxes of the Parent or any of its Subsidiaries, and neither the Parent nor any of its Subsidiaries is a party to any action or proceeding for assessment or collection of Taxes and no such event has been asserted or, to the knowledge of the Parent, threatened against the Parent or any of its Subsidiaries or any of their respective assets.

(d)
No claim has been made by any Government Entity in a jurisdiction where the Parent and any of its Subsidiaries does not file Tax Returns that the Parent or any of its Subsidiaries is or may be subject to Tax by that jurisdiction.

(e)
There are no Liens (other than Permitted Liens) with respect to Taxes upon any of the assets of the Parent or any of its Subsidiaries.

(f)
The Parent and each of its Subsidiaries has withheld or collected all amounts required to be withheld or collected by it on account of Taxes and has remitted all such amounts to the appropriate Governmental Entity when required by Law to do so.

(g)
There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of Taxes due from the Parent or any of its Subsidiaries for any taxable period and no request for any such waiver or extension is currently pending.

(h)
The Parent and each of its Subsidiaries has made available to the Parent true, correct and complete copies of all Tax Returns, examination reports and statements of deficiencies for taxable periods, or transactions consummated, for which the applicable statutory periods of limitations have not expired.

(22)
Disclosure. The Parent and the Purchaser have made available to the Company all material information concerning the Parent, the Purchaser, their Subsidiaries and their respective businesses through EDGAR, information disclosed in the Parent Data Room or the Parent Disclosure Letter, as applicable, and all such information as made available to the Company is accurate, true and correct in all material respects. No forecast, budget or projection provided by or on behalf of the Parent to the Company contains any Misrepresentation and such forecasts, budgets and projections were prepared in good faith and contain reasonable estimates of the prospects of the business of the Parent and its Subsidiaries.

SCH-D-7

SCHEDULE E
TERMINATED OPTIONS AND WARRANTS

Option Surrenders:

Person Surrendering	Grant Date	Number of Options	Exercise Price	Expiry Date
Jean Depatie	3-Sep-13	25,000	$0.35	3-Sep-18
Jean Depatie	3-Feb-14	100,000	$0.145	3-Feb-19
Jean Depatie	12-Jun-15	590,000	$0.27	12-Jun-20
Jean Depatie	19-May-16	100,000	$0.155	19-May-18
Jean Depatie	2-Sep-16	300,000	$0.16	2-Sep-19
Jean Depatie	10-May-17	250,000	$0.15	10-May-21
Gareth P. Hatch	8-Aug-16	400,000	$0.15	8-Aug-18
Gareth P. Hatch	2-Sep-16	300,000	$0.16	2-Sep-19
Gareth P. Hatch	10-May-17	250,000	$0.15	10-May-21
Daniel P. Goffaux	18-Jul-14	400,000	$0.18	18-Jul-19
Daniel P. Goffaux	12-Jun-15	50,000	$0.27	12-Jun-20
Daniel P. Goffaux	19-May-16	100,000	$0.155	19-May-18
Daniel P. Goffaux	2-Sep-16	300,000	$0.16	2-Sep-19
Daniel P. Goffaux	10-May-17	250,000	$0.15	10-May-21
1163863 Ontario Ltd. (Donald K. D. Baxter)	17-Jun-15	500,000	$0.27	17-Jun-20
1163863 Ontario Ltd. (Donald K. D. Baxter)	19-May-16	500,000	$0.155	19-May-18
1163863 Ontario Ltd. (Donald K. D. Baxter)	2-Sep-16	750,000	$0.16	2-Sep-19
Dinwoodie Consulting Ltd. (Tyler W. P. Dinwoodie)	19-May-16	500,000	$0.155	19-May-18
Dinwoodie Consulting Ltd. (Tyler W. P. Dinwoodie)	2-Sep-16	500,000	$0.16	2-Sep-19
Jesse R. Edmondson	3-Sep-13	75,000	$0.35	3-Sep-18
Jesse R. Edmondson	20-Jan-14	21,000	$.105	30-Jan-19
Jesse R. Edmondson	3-Feb-14	105,000	$0.145	3-Feb-19
Jesse R. Edmondson	12-Jun-15	275,000	$0.27	12-Jun-20
Jesse R. Edmondson	19-May-16	100,000	$0.155	19-May-18
Jesse R. Edmondson	2-Sep-16	350,000	$0.16	2-Sep-19
Douglas C. Bolton	19-May-16	200,000	$0.155	19-May-18
Douglas C. Bolton	2-Sep-16	250,000	$0.16	2-Sep-19
G&W Consulting Inc. (Ann-Marie M. Pamplin)	19-May-16	500,000	$0.155	19-May-18
G&W Consulting Inc. (Ann-Marie M. Pamplin)	2-Sep-16	200,000	$0.16	2-Sep-19
Venture Liquidity Providers Inc.	02-Sep-16	500,000	$0.16	02-Sep-19

SCH-E-1

Warrant Surrenders:

Person Surrendering	Warrant Certificate No.	Date of Issuance	No. of Warrants	Exercise Price	Expiry Date
1163863 Ontario Ltd. (Donald K. D. Baxter)	E070	June 30, 2015	50,000	$0.20	June 30, 2018
1163863 Ontario Ltd. (Donald K. D. Baxter)	2016-05-05	May 19, 2016	670,000	$0.20	May 19, 2018
1163863 Ontario Ltd. (Donald K. D. Baxter)	2016-09-08	Sept. 21, 2016	2,030,000	$0.20	Sept. 21, 2018
1163863 Ontario Ltd. (Donald K. D. Baxter)	2017-05-01	May 5, 2017	1,333,333	$0.20	May 5, 2020
Dinwoodie Consulting Ltd. (Tyler W. P. Dinwoodie)	2016-09-35	Sept. 21, 2016	100,000	$0.20	Sept. 21, 2018
Dinwoodie Consulting Ltd. (Tyler W. P. Dinwoodie)	2017-10-2	May 10, 2017	500,000	$0.20	May 10, 2017
G&W Consulting Inc. (Ann-Marie M. Pamplin)	2016-19-06	Sept. 6, 2016	33,334	$0.20	Sept. 6, 2018
Daniel P. Goffaux	2016-09-26	Sept. 21, 2016	66,670	$0.20	Sept. 21, 2018
Douglas C. Bolton	2016-09-09	Sept. 21, 2016	100,000	$0.20	Sept. 21, 2018

SCH-E-2

ANNEX B

LOAN AGREEMENT

Among

ALABAMA GRAPHITE CORP.

and

ALABAMA GRAPHITE COMPANY, INC.

collectively, as the Borrower

and

WESTWATER RESOURCES, INC.

as the Lender

Dated as of December 13, 2017

B-i

B-ii

 SCHEDULES

Schedule 1.1(a)	Borrower's Account
Schedule 1.1(b)	Lender's Account
Schedule 1.1(d)	Material Agreements
Schedule 1.1(e)	Properties
Schedule 1.1(f)	Budget
Schedule 2.1(a)	Initial Advance Amount
Schedule 5.1(a)(vii)	Jurisdictions for Good Standing
Schedule 6.1(b)	Subsidiaries
Schedule 6.1(c)	Authorizations and Consents
Schedule 6.1(d)	Governmental and Other Consents
Schedule 6.1(f)	Litigation
Schedule 6.1(g)	Financial Statements
Schedule 6.1(j)	Permitted Liens
Schedule 6.1(k)	Capital Structure
Schedule 6.1(n)	Environmental Disclosures
Schedule 6.1(o)	Indebtedness
Schedule 6.1(p)	Legal Compliance
Schedule 6.1(s)	Project Permits
Schedule 7.1	Compliance with Laws
Schedule 7.16	Post-Closing Completion of Actions
Schedule 9	Conversion Provisions

EXHIBITS

Exhibit A	Form of Omnibus Certificate
Exhibit B	Form of Draw Request
Exhibit C	Form of Security Agreement
Exhibit D	Form of Equity Interest Pledge Agreement
Exhibit E	Form of Project Mortgage
Exhibit F	Form of Promissory Note

B-iii

LOAN AGREEMENT

        This LOAN AGREEMENT dated as of December 13, 2017 (the "Closing Date") is by and among ALABAMA GRAPHITE CORP., a corporation organized and existing under the laws of British Columbia ("AGC") and ALABAMA GRAPHITE COMPANY, INC., an Alabama corporation ("AGCI" and AGCI, together with AGC, collectively the "Borrower"), as the borrowers, and WESTWATER RESOURCES, INC., a corporation organized and existing under the laws of the State of Delaware, as the lender (together with its successors and assigns, the "Lender").

Recitals

        A.    The Borrower desires to borrow, and the Lender is prepared to lend to the Borrower, Two Million United States Dollars (US$2,000,000) as a non-revolving line of credit, subject to the terms and conditions set forth herein. The Borrower shall use the proceeds of each advance of the Loan in accordance with the use of proceeds described herein.

        B.    This Agreement and all amounts due hereunder will be secured by all assets and property of the Borrower as further described herein and in the Security Documents.

        C.    The Loan shall be a convertible loan that may, at the option of the Lender, be converted into Tradable Shares, all on the terms and conditions set forth herein.

        D.    The Borrower and the Lender desire hereby to provide for the Loan and the collateral security therefor on the terms and conditions set forth herein.

Agreement

        NOW, THEREFORE, in consideration of the following mutual covenants and agreements, the parties hereby agree as follows:

ARTICLE 1
CERTAIN DEFINITIONS AND ACCOUNTING PRINCIPLES

        1.1    Certain Defined Terms.    As used in this Agreement and unless otherwise expressly indicated, the following terms shall have the following meanings:

        "Advance" or "Advances" shall mean any disbursement of the proceeds of the Loan to the Borrower by Lender pursuant to the terms of this Agreement.

        "Affiliate" means, with respect to a Person, (i) any partner, director, ten percent (10%) or more shareholder, manager, member, managing agent, director, officer or employee of that Person or that Person's Affiliates; and (ii) any other Person (A) that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, that Person; (B) that directly or indirectly owns or holds (legally or beneficially) ten percent (10%) or more of any class of voting stock or partnership, membership or other voting interest of that Person; or (C) ten percent (10%) or more of the voting stock or partnership, membership or other voting interest of which is directly or indirectly owned or held (legally or beneficially) by that Person.

        "Agreed Priority" means, with respect to a Security Document, a first ranking, perfected Lien made in favor of the Lender, meaning that such Security Document and Lien are prior in right to any other Lien in, on or to the Collateral which is purported to be covered thereby, subject only, in each case, to Permitted Liens. For the avoidance of doubt, the Obligations shall be secured by a first ranking perfected encumbrance over all real property and personal property of the Borrower, including all property, rights, and interests at, on or associated with the Projects, subject, in each case, to Permitted Liens.

        "Agreement" means this Loan Agreement, as it may be amended, restated, supplemented, extended or otherwise modified in accordance with its terms and in effect from time to time, together with all Schedules and Exhibits hereto, each of which is incorporated herein by reference.

        "Agreement Currency" has the meaning specified in Section 1.4.

        "Applicable Interest Rate" means the Standard Interest Rate or the Default Rate, as applicable.

        "Arrangement Agreement" means the arrangement agreement between AGC and the Lender dated the date hereof.

        "Arrangement Resolution" means the special resolution of the Borrower shareholders approving the Plan of Arrangement, which is to be considered at the Shareholder Meeting.

        "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

        "Bankruptcy Law" shall mean the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the Winding-UP and Restructuring Act (Canada) and all other Governmental Requirements pertaining or applicable to bankruptcy, insolvency, debtor relief, debtor protection, liquidation, reorganization, winding up, arrangement, receivership, administration, moratorium, assignment for the benefit of creditors or other similar laws applicable in the United States or other applicable jurisdictions as in effect from time to time, including any proceeding under applicable corporate law seeking a compromise or arrangement of, or stay of proceedings to enforce, some or all of the debts of a Person.

        "Board of Directors" means, with respect to any Person, (a) in the case of any corporation, the board of directors of such Person, (b) in the case of any limited liability company, the board of managers, sole member, managing member, or other governing body of such Person, (c) in the case of any partnership, the Board of Directors of the general partner of such Person, and (d) in any other case, the functional equivalent of the foregoing.

        "Borrower" has the meaning specified in the Preamble to this Agreement.

        "Borrower Representative" means an officer of AGC authorized to act on behalf of AGC with respect to the Loan and the Loan Documents.

        "Borrower's Account" means the account of the Borrower described in Schedule 1.1(a).

        "Budget" means the detailed budget for the exploration, development, management and operation of the Borrower using the proceeds of the Loan and other available funds, as well as to all other general, administrative and others costs and expenses of the Borrower, as such budget is updated, revised and amended from time to time in accordance with the terms hereof and as approved by the Lender in its sole discretion; the current Budget in effect as of the date hereof, which has been approved by the Lender, is attached hereto as Schedule 1.1(f).

        "Business Day" means a day, other than a Saturday or Sunday or statutory holiday, on which banks in Denver, Colorado or Toronto, Ontario are open for business.

        "Change in Law" means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty or (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority.

        "Change of Control" means the occurrence of any of the following events, without the prior written consent of the Lender: (a) any person or persons "acting jointly or in concert" as defined under applicable Securities Laws, other than the Lender and/or its Affiliates, becomes the registered or beneficial owner of more than ten percent (10%) of the then outstanding voting Equity Interests of the

Borrower, measured by voting power rather than the number of shares; or (b) Continuing Directors shall cease for any reason to constitute a majority of the members of the Board of Directors of AGC then in office; (c) AGC shall cease to directly or indirectly own and control one hundred percent (100%) of the Equity Interests of AGCI; or (d) any Borrower shall cease to directly or indirectly own and control any other Equity Interests that any of them has pledged to the Lender pursuant to a Security Document (except as provided in any such Security Document).

        "Closing Date" has the meaning set forth in the Preamble to this Agreement.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Collateral" means all real and personal property, assets, rights, titles and interests of the Borrower, all of which is subject to the Security Documents, whether tangible or intangible, presently held or hereafter acquired, and all products and proceeds of the foregoing, including insurance proceeds related to the foregoing.

        "Confidential Information" has the meaning specified in Section 7.14.

        "Contingent Liability" means, for any Person, without duplication, all contingent liabilities of such Person determined in accordance with IFRS.

        "Continuing Directors" means during any period commencing after the Closing Date, individuals who as of the Closing Date were directors of such Person (together with any new director whose election or appointment by such Person's Board of Directors was approved by the Lender in its sole discretion).

        "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, the ability to appoint or remove directors, senior officers, managers or other equivalent persons of such a Person, by contract or otherwise.

        "Conversion Amount" has the meaning specified in Section 9.2(a).

        "Conversion Notice" has the meaning specified in Section 9.2(a).

        "Conversion Period" means the period of time beginning on the Closing Date and ending on the Scheduled Maturity Date.

        "Conversion Price" means an amount equal to the VWAP for the Shares for the five (5) Trading Days immediately following the day of the initial public announcement or press release relating to this Agreement or the Arrangement Agreement.

        "Conversion Provisions" means the terms and conditions pursuant to which the Lender may elect to exercise its Conversion Rights as provided in Article 9 9 hereof, including the provisions set forth in Schedule 9 hereto, and to receive payment in Shares.

        "Conversion Rights" has the meaning specified in Section 9.2(a).

        "Conversion Shares" has the meaning specified in Section 9.1.

        "Date of Default" has the meaning specified in Section 10.2.(a).

        "Debt Financing" means borrowing money, whether by selling bonds, bills, debentures, preferred Equity Interests or other similar Instruments, issuing promissory notes, indentures or other similar Instruments, entering into a loan or credit agreement or other similar Instrument or otherwise incurring or agreeing to enter into any Instrument or arrangement relating to or consisting of borrowed money Indebtedness.

        "Default" means any Event of Default or any condition or event which, after notice or lapse of time or both, would constitute an Event of Default.

        "Default Rate" means a rate per annum of twelve percent (12%).

        "Directed Advance" has the meaning specified in Section 3.5.

        "Draw Request" shall mean a written request for any disbursement of Loan proceeds in the form attached hereto as Exhibit B or in such other format as is acceptable to Lender.

        "Environmental Laws" means Governmental Requirements relating to pollution or protection of the environment, including Governmental Requirements relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes which are applicable to the Borrower or any Subsidiary thereof, any Project or the other activities of and properties or assets owned, controlled or managed by the Borrower or any Subsidiary thereof.

        "Equity Financing" means the sale or placement by the Borrower of Shares or other Equity Interests of the Borrower.

        "Equity Interest Pledge Agreement" means a pledge, security and subordination agreement substantially in the form of Exhibit D, given by the Borrower for the benefit of the Lender, together with any other Instruments given or to be given by the Borrower for the benefit of the Lender that creates a Lien on and with respect to the Equity Interests of the Borrower or other Person in order to secure the Obligations, together, in each case, with all amendments, modifications, supplements and revisions thereof in accordance with its terms, together with all other Instruments now or hereafter filed, recorded or delivered to formalize, authorize and perfect the security interests granted therein.

        "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options, rights, interests or other securities for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person; all of the warrants, options, Indebtedness, rights, interests or other securities exercisable for or convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares of capital stock (or such other interests); and all of the other ownership or profit interests in such Person (including, without limitation, partnership, member, limited liability company or trust interests therein), whether voting or nonvoting, whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination, and whether or not such shares, warrants, options, rights or other interests are certificated or uncertificated.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and its related rules, regulations, and published interpretations.

        "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with any Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

        "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the failure to satisfy the "minimum funding standard" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal of any Borrower or any ERISA Affiliate from any Plan or Multiemployer Plan; or (g) the receipt by any Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower or any ERISA Affiliate of any notice, concerning the imposition upon a Borrower or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

        "Event of Default" has the meaning set forth in Section 10.1.

        "Exchange Rate" means the United States Dollar to applicable currency exchange rate determined by the Lender by reference to the rates quoted in Federal Reserve Statistical Release H.10—Foreign Exchange Rates (Daily) for the Business Day of the calculation (which rates are quoted on the following Business Day). If such rate is not so quoted, the Exchange Rate shall be the one established from time to time by Lender in its good faith and sole discretion.

        "Excluded Taxes" means, with respect to the Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, income or franchise Taxes imposed on (or measured by) the taxable income of the Lender or such recipient, as the case may be, or capital Taxes imposed on (or measured by) the taxable capital of the Lender or such recipient, in each case by the jurisdiction under the applicable law of which such recipient is organized or in which its principal office is located or which exercises valid taxation jurisdiction over such recipient, but for greater certainty, Excluded Taxes do not include withholding taxes imposed on the Lender or any such recipient in respect of payments or deliveries hereunder.

        "Expropriation Event" means the appropriation, confiscation, expropriation, cancellation, seizure or nationalization (by Governmental Requirement, intervention, court order, condemnation, exercise of eminent domain or other action or form of taking) of ownership or control of the Borrower or any of its Subsidiaries or of any Project or Properties or any substantial portion thereof, or any substantial portion of the rights related thereto, or any substantial portion of the economic value thereof, or which prevents or materially interferes with the ability of a Person to own or operate the property or business subject to such action, including by the imposition of any Tax, fee, charge or royalty.

        "Governmental Authority" means the government of any nation and any state, provincial, territorial, divisional, county, regional, city and other political subdivision thereof, any tribal, aboriginal or native government or corporation, and any union or commonwealth of multiple countries, such as the European Union, in each case in which any property of the Borrower is located or which exercises valid jurisdiction over any such property or the Borrower, or in which the Borrower conducts business or is otherwise present, and any entity, court, arbitrator or board of arbitrators, agency, department, commission, board, bureau, regulatory authority or instrumentality of any of them exercising executive, legislative, judicial, regulatory or administrative functions that exercises jurisdiction over the Borrower or its properties or assets, including any Project, and any securities exchange or securities regulatory authority to which the Borrower is subject.

        "Governmental Requirement" means any law, statute, code, ordinance, treaty, order, rule, regulation, judgment, ruling, decree, injunction, franchise, permit, certificate, license, authorization, approval or other direction or requirement (including Environmental Laws, the Project Permits, energy regulations, occupational, safety and health standards or controls, taxation laws and Securities Laws) of any Governmental Authority.

        "Hedge Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any Master Agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any Master Agreement, including any such obligations or liabilities under any Master Agreement.

        "IFRS" means international accounting standards as promulgated by the International Financial Reporting Standards Board.

        "Indebtedness" means, for any Person, without duplication, all indebtedness and liabilities of such Person determined in accordance with IFRS.

        "Indemnified Party" has the meaning specified in Section 11.5.

        "Initial Advance" means Lender's initial Advance under this Agreement in the amount set forth on Schedule 2.1(a), to be made subsequent to or concurrently with execution of the Arrangement Agreement pursuant to the terms of Section 2.1(a).

        "Instrument" means any contract, agreement, undertaking, indenture, mortgage, certificate, document or writing (whether formal agreement, letter or otherwise) under which any obligation, duty, covenant, agreement, affirmation, undertaking or liability is evidenced, assumed or undertaken, or any right or Lien (or right or interest therein) is granted, authenticated, notarized, authorized or perfected, and any notice, registration, recordation, or filing associated with or required by any of the foregoing.

        "Interest Shares" has the meaning specified in Section 3.1(b).

        "IRS" means the United States Internal Revenue Service.

        "Judgment Currency" has the meaning specified in Section 1.4.

        "Lender" has the meaning set forth in the Preamble to this Agreement.

        "Lender's Account" means the account or accounts designated from time to time by the Lender for receipt of funds paid by the Borrower, with the Lender's Account as of the Closing Date set forth on Schedule 1.1(b).

        "Lien" means any mortgage, deed of trust, debenture, lien, pledge, charge, security interest, hypothecation, indenture, preferential right, assignment, option, production payment or other lien, encumbrance or collateral security Instrument in, on or to, any property or asset; or, the title of any vendor, lessor, lender or other secured party to, or interest or title of any Person under, any conditional sale or other title retention agreement, capital lease or other agreement with respect to any property or asset; or, any adverse right or interest, defect in title, right of first option, right of first refusal, or similar restriction, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership; or, the signing of any mortgage, deed of trust, pledge, charge, security agreement, hypothecation, indenture, assignment or similar instrument, or the signing or filing of a financing statement, personal property security act filing or other similar Instrument, which names such Person as debtor, or the signing of any security agreement or other similar Instrument authorizing any other party as the secured party thereunder to file any financing statement, personal property security act filing or other similar Instrument. A Person shall be deemed to be the owner of any assets that it has placed in trust for the benefit of the holders of its indebtedness, which indebtedness is deemed to be extinguished under IFRS but for which such Person remains legally liable, and such trust shall be deemed to be a Lien.

        "Loan" means, individually or collectively, all loans made to the Borrower pursuant to this Agreement up to the full outstanding principal amount owing to the Lender pursuant to this Agreement, in the maximum cumulative amount of Two Million United States Dollars (US$2,000,000).

        "Loan Documents" means this Agreement, the Promissory Note, the Security Documents, each Draw Request, each Omnibus Certificate, and each other Instrument executed by the Borrower or a Subsidiary of the Borrower, and delivered to the Lender in connection with this Agreement or any of the foregoing Instruments, whether or not specifically identified in this clause, as any of the foregoing may be amended, modified, supplemented, extended, revised or restated from time to time in accordance with their respective terms.

        "Losses" has the meaning specified in Section 11.5.

        "Market Price" "has the meaning set forth in the TSX Venture Exchange Corporate Finance Manual Policy 1.1, and refers to the last closing price of the Shares before either (i) the issuance of a news release relating to the delivery of Interest Shares or the Directed Advances or (ii) the filing of the Price Reservation Form required to fix the price at which the Shares are to be issued or deemed to be issued.

        "Master Agreement" means any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, together with any related schedules.

        "Material Adverse Effect" means, with respect to any Person, an effect, resulting from any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), which:

        (a)   is materially adverse to the consolidated business, assets, revenues, financial condition, operations or prospects of such Person;

        (b)   is materially adverse to the ability of such Person to make any payment or perform any other material obligation required under any Material Agreement, this Agreement, or any other Loan Document;

        (c)   is materially adverse to any Project;

        (d)   results in a liability or obligation (other than Permitted Liens or performing or entering into contractual commitments in the ordinary course of business which are not in default) of Five Hundred Thousand United States Dollars ($500,000) or more;

        (e)   impairs the ability of the Lender to enforce any Borrower's obligations, or the Lender's rights, under any Loan Document; or

        (f)    has an adverse effect upon the legality, validity, binding effect or enforceability against the Borrower of any Loan Document to which it is a party.

        "Material Agreements" means the contracts, agreements, leases, Instruments and other binding commitments and undertakings of the Borrower or any Subsidiary thereof which are identified in Schedule 1.1(d), and all other contracts, agreements, leases, Instruments and other binding commitments and undertakings of the Borrower or any Subsidiary thereof the performance or breach of which could reasonably be expected to have a Material Adverse Effect on the Borrower, including all agreements and Instruments for the sale, transfer or other disposition of minerals produced from any Project.

        "Maturity Date" means the first to occur of (a) the Scheduled Maturity Date, (b) the date on which the Lender elects to accelerate the due date of the Loan based upon the occurrence of a Repayment Event, as provided in Section 3.2(c), or (c) any date on which the Loan is accelerated by reason of an Event of Default pursuant to Section 10.2.

        "Month" means a calendar month.

        "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

        "Obligations" means all duties, covenants, agreements, liabilities, indebtedness, indemnifications and obligations of the Borrower with respect to the repayment, payment or performance of all Indebtedness, liabilities and obligations (monetary or otherwise) of the Borrower, whenever arising, whether primary, secondary, direct, contingent, fixed or otherwise, and whether joint, several, or joint and several, established by or arising under or in connection with this Agreement or any other Loan Document, including, in each case, the payment of principal, interest, fees, expenses, reimbursements and indemnification obligations.

        "Other Taxes" has the meaning specified in Section 3.7(b).

        "Party" or "party" means each party to this Agreement.

        "PBGC" means the United States Pension Benefit Guaranty Corporation or any successor thereto.

        "Permitted Liens" means those Liens identified in Schedule 6.1(j), together with the Liens permitted by Section 8.2.

        "Permitted Third Party" has the meaning specified in Section 7.13.

        "Person" means an individual, partnership, corporation (including a business trust), joint venture, limited liability company or other entity, or a Governmental Authority.

        "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

        "Plan of Arrangement" means the plan of arrangement, substantially in form set out in Schedule A of the Arrangement Agreement.

        "Prepayment Date" has the meaning specified in Section 3.2(d).

        "Projects" means, collectively, each of the following Projects: the Coosa Graphite Project and the Bama Mine Project.

        "Project Mortgage" means (i) each mortgage, deed of trust or assignment of leases and agreements given by the Borrower for the benefit of the Lender, substantially in the form of Exhibit E hereto, and (ii) any other mortgage, deed of trust or other Instrument by which the Lender obtains a Lien in or on any ownership or leasehold interest in any real property, mineral rights or other property or assets of the Borrower to secure the Obligations, together with all amendments, modifications, supplements, extensions, revisions and restatements thereof in accordance with its terms.

        "Project Permits" has the meaning specified in Section 6.1(s).

        "Promissory Note" means the senior, secured promissory note made by the Borrower payable to the order of the Lender in the principal amount of Two Million United States Dollars (US$2,000,000), substantially in the form of Exhibit F hereto, as such promissory note may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

        "Properties" means all real property rights, titles and interests, whether surface, subsurface, mineral, water or otherwise, and all fee interests, patented mining claims, unpatented mining claims, state leases, provincial leases, federal leases, private leases, other mineral or surface leases, rights of use, access rights, concessions, licenses, claims, rights, titles or interests, and all related, associated or appurtenant rights, in each case howsoever characterized or designated, that are owned, leased, held, or controlled, directly or indirectly by the Borrower or by a Subsidiary of the Borrower, with such rights, titles and interests described with respect to each Project in Schedule 1.1(e), together with all right, title and interest hereafter acquired by the Borrower or any of its Subsidiaries in or adjacent to the interests described in Schedule 1.1(e) and the lands subject to any Instrument identified in Schedule 1.1(e).

        "Repayment Event" means the occurrence of any one of the following at any time prior to the Maturity Date, which has not been approved in advance by the Lender: (a) the sale, assignment, transfer or other disposition by the Borrower, directly or indirectly, in one or more transactions, of any interest in any Project, which is greater than twenty-five percent (25%) of the Borrower's aggregate right, title or interest therein as of the Closing Date; (b) the entry by the Borrower into a partnership, limited liability company, joint venture or other cooperative arrangement with one or more third Persons, which has the effect or is intended to have the effect of granting to any such Person or Persons, directly or indirectly, the right to own, or right to acquire, more than twenty-five percent (25%) of the Borrower's right to manage and operate any Project or of the Borrower's aggregate right, title or interest in any Project; (c) the sale, assignment, transfer or other disposition by the Borrower, directly or indirectly, of the right to manage and operate any Project; (d) the entry into or grant of any Royalty, offtake agreement, supply agreement, sales agreement or other Instrument relating to the sale, conveyance, transfer or grant of an interest in graphite produced at or from any Project; (e) the agreement by the Borrower to enter into or undertake any of the foregoing items in parts (a) through (d) of this definition or to enter into an agreement with respect to the foregoing items in parts (a) through (d) of this definition; or (f) AGC shall fail obtain Shareholder Approval at the Shareholder Meeting.

        "Representative" means any director, officer, partner, manager, employee, agent, consultant, advisor, accountant, financial advisor, legal counsel or other representative of a Person.

        "Royalty" means any share of graphite or other mineral production, including production payment, net profit interest, net smelter royalty, gross proceeds royalty and all other royalties of every type and characterization related to graphite or any other minerals.

        "Scheduled Maturity Date" means June 30, 2018.

        "Securities Laws" means all Governmental Requirements applicable to Equity Interests and the issuance of Equity Interests and the respective rules and regulations applicable thereto together with all binding policy statements, national instruments, orders, blanket rulings, mandatory guidelines and other applicable regulatory acts and instruments, together with all regulations, policies, rules or requirements imposed by any applicable securities exchange, trading platform or other Person.

        "Security Agreement" means (i) a security agreement given by the Borrower for the benefit of the Lender, substantially in the form of Exhibit C hereto, (ii) each other Instrument whereby the Borrower subordinates its rights to receive payment of any amounts from any of its Subsidiaries to the complete payment in full of the Obligations, and (iii) any other security agreement or other Instrument by which the Lender obtains a Lien in or on any personal property or assets of the Borrower to secure the Obligations, together with all amendments, modifications, supplements, extensions, revisions and restatements thereof in accordance with its terms.

        "Security Documents" means each Project Mortgage, each Security Agreement, each Equity Interest Pledge Agreement and each other Instrument granting a Lien to secure the payment and performance of the Obligations, together, in each case, with all amendments, modifications, supplements, extensions, revisions and restatements thereto or thereof in accordance with their respective terms, all schedules and exhibits attached thereto and all financing statements, personal property security act filings and other Instruments required to be filed or recorded or notices required to be given in order to authenticate and perfect the Liens created by the foregoing and all other Instruments now or hereafter delivered by the Borrower to the Lender in connection with this Agreement or any transaction contemplated hereby to secure the payment or performance of the Obligations.

        "Shareholder Approval" means the requisite approval of the Arrangement Resolution by the shareholders of AGC at the Shareholder Meeting.

        "Shareholder Meeting" means the special meeting of AGC shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held to consider the Arrangement Resolution.

        "Shares" means the common shares of AGC.

        "Standard Interest Rate" means three percent (3.0%) per annum.

        "Subsidiary" means, in respect of any Person at any date, (i) any corporation, company, limited liability company, association, joint venture or other business entity of which securities, membership interests or other ownership interests representing fifty percent (50%) or more of the voting power of all equity interests are owned or held, directly or indirectly, by such Person, (ii) any partnership, limited liability company or joint venture wherein the general partner, managing partner or operator is, directly or indirectly, such Person, or (iii) any other Person that is otherwise directly or indirectly Controlled by such Person.

        "Taxes" has the meaning specified in Section 3.7(a).

        "Tradable Shares" means Shares that are fully paid, duly issued and non-assessable; shall be evidenced by original certificates issued by AGC reflecting the Lender as the owner thereof; shall be free of Liens or other claims of rights or interests by third Persons therein; shall be free of contractual restrictions or obligations; and such Shares shall be freely transferrable in accordance with Securities Laws on a public stock exchange of recognized standing, including the TSX Venture Exchange, subject to any restrictions prescribed by National Instrument 45-102.

        "Trading Day" means a day on which the TSX Venture Exchange or such other public stock exchange on which the Shares are principally traded is open and on which Shares are traded.

        "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(l6) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Plan pursuant to Section 412 of the Code for the applicable plan year.

        "United States Dollars" and the symbol "US$" or the symbol "$" each mean dollars in lawful currency of the United States of America.

        "VWAP" means Volume-Weighted Average Price, being the price per Share calculated by dividing (x) an amount equal to the total value of Shares traded during a particular time period, by (y) an amount equal to the total volume of Shares traded over that particular time period, which shall be based on the price and volume quotes provided by TSX Venture Exchange or such other applicable public stock exchange and published by Bloomberg, which amount shall be calculated by the Lender and deemed to be accurate absent manifest error.

        "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

        "Year" means a calendar year.

        1.2    Accounting Principles.    All accounting terms not otherwise defined herein shall be construed, all financial computations required under this Agreement shall be made, and all financial information required under this Agreement shall be prepared, in accordance with IFRS applied on a basis consistent with the financial statements referred to in Section 6.1(g) except as specifically provided herein.

        1.3    Other Definitional Provisions; Date and Time References.

        (a)   Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Schedules, the other Loan Documents and any certificate or other document made or delivered pursuant hereto.

        (b)   The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

        (c)   The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

        (d)   The word "including" means "including without limitation" or "including, but not limited to," and does not create or denote a limitation.

        (e)   Unless otherwise expressly indicated, each reference to a time or date in any Loan Document shall be to the date and time in Denver, Colorado, United States of America.

        (f)    Any calculation to be made under this Agreement shall be, in all instances, calculated by the Lender, acting in good faith, by reference to the terms, conditions and formulas described in this Agreement, and each such calculation shall be deemed controlling and final, absent manifest error.

        1.4    Currency Conversions.    For purposes of application of the provisions of this Agreement and the other Loan Documents, United States Dollars, Canadian Dollars and any other relevant currency amounts will be calculated and converted by the Lender, acting in good faith, by reference to the Exchange Rate. If, for purposes of obtaining judgment in any court, it is necessary to convert a sum from the currency provided under a Loan Document ("Agreement Currency") into another currency, the Exchange Rate shall be used as the rate of exchange. Notwithstanding any judgment in a currency ("Judgment Currency") other than the Agreement Currency, the Borrower shall discharge its obligation in respect of any sum due under a Loan Document only if, on the Business Day following receipt by Lender of payment in the Judgment Currency, Lender can use the amount paid to purchase the sum originally due in the Agreement Currency. If the purchased amount is less than the sum originally due, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify Lender against such loss. If the purchased amount is greater than the sum originally due, Lender shall return the excess amount to the Borrower (or to the Person legally entitled thereto).

ARTICLE 2
LOAN; USE OF PROCEEDS; FEES; FUTURE EQUITY FINANCINGS

        2.1    Loan.    Subject to all of the terms and conditions of this Agreement and subject to the satisfaction of the applicable conditions precedent set forth herein, the Lender agrees to advance the Loan to the Borrowers subject to the terms set forth herein.

        2.2    Procedure for Advances.    Advances may be requested and made from time to time in accordance with the provisions set forth herein. To request an Advance, the Borrower shall submit a completed Draw Request to Lender accompanied by copies of the invoice(s) (or similar document

(such as a lease, contract or other obligation document)) to be paid through the Advance. The Draw Request shall specify the amount of the Advance requested and shall reference the specific invoice(s) (or similar document (such as a lease, contract or other obligation document)) to which the Advance will be applied. In no event shall the Draw Request exceed the remaining available principal balance of the Loan. Together with such additional information as Lender may reasonably require, the Draw Request shall include a certification that, as of the date of the request, all representations and warranties contained in Article 6 of this Agreement continue to be true and correct, no Default or Event of Default has occurred or is continuing hereunder, and the Borrower continues to be in compliance in all respects with all other terms, covenants and conditions contained in the Loan Documents. The Draw Request shall be signed by the Borrower Representative. With the exception of the Draw request for the Initial Advance, each Draw Request shall be submitted to Lender not less than ten (10) Business Days prior to the earliest due date provided in the invoice(s) to which the Advance will be applied. Upon Lender's review and approval of the Draw Request, Lender (at Lender's sole discretion) shall make the Advance thereunder either directly to the Borrower by the deposit of funds directly to the Borrower's Account or by way of direct payment(s) on the Borrower's behalf to the payee(s) identified in the subject invoice(s). Any charges or fees for late payment of any invoice(s) shall be charged to the account of the Borrower if and to the extent the late payment resulted from the Borrower's failure to follow the requirements of this Section 2.2. Each Draw Request shall be irrevocable once given and binding on the Borrower.

        2.3    Repayment.    The principal amount of the Loan, together with interest thereon and all fees, costs and other amounts then owing, shall be due and payable in full on the Maturity Date. The Borrower covenants and agrees to repay the Loan, together with interest thereon, in accordance with the terms of this Agreement. Any part of the Loan that has been repaid by the Borrower may not be re-borrowed and shall not be re-advanced to the Borrower (except by the Lender in its sole discretion as a Directed Advance pursuant to Section 3.5).

        2.4    Use of Proceeds.    The Borrower will utilize the Loan solely for the purposes specified in the applicable Draw Request in accordance with, and as specified in, the Budget.

        2.5    Frequency of Draw Requests and Advances.    Unless otherwise authorized by the Lender in writing, Borrower may only submit one Draw Request to Lender each Month up to a maximum amount of Two Hundred Fifty Thousand United States Dollars (US$250,000), and therefore, unless otherwise authorized by the Lender in writing, advances of the Loan shall be made no more frequently than once per Month. The initial Draw Request for the Initial Advance shall be in the amount set forth in Schedule 2.1(a).

        2.6    Lender Participation in Equity Financings.    In consideration of the commitment of the Lender to make the Loan, the Borrower hereby irrevocably grants to the Lender the option and right, at any time and from time to time in the Lender's sole discretion, so long as the Lender or any of Lender's Affiliates or successors holds any Shares or is a creditor of the Borrower, to participate or to nominate any of the Lender's Affiliates, or successors to participate in any Equity Financing, at the same price and on the same terms and conditions as offered to other investors in such Equity Financing, such participation to be on a pro rata basis as determined on a partially-diluted basis by reference to the Lender's percentage interest in the Shares that the Lender holds or shall be deemed to hold pursuant to its Conversion Rights at the time when an offer of participation is made, such that the Lender may maintain its partially-diluted percentage interest in the Shares, such right to be open for acceptance by the Lender for a period of twenty (20) Business Days from the date upon which Lender receives notice of the Equity Financing. The Lender shall have the option and right, but no obligation or requirement, to participate in any such Equity Financing. If the Lender elects to participate in such Equity Financing, the Lender shall participate in such Equity Financing on the same terms and conditions as other participants in such Equity Financing. The Borrower agrees to take any and all action and to obtain any and all approvals and consents, or to cause such action to be taken and such approvals and consents to be obtained, as is necessary or appropriate to allow the Lender to fully participate in any Equity Financing in accordance with the provisions of this paragraph.

        2.7    No Fees or Commissions.    The Borrower has not incurred, nor will the Borrower incur, directly or indirectly any liability for brokerage or finder's fees or agent's commissions or any similar charges or fees in connection with this Agreement or the issuance of any Shares to the Lender contemplated hereby.

        [Reserved].

        2.9    Change of Control.    If a Change of Control occurs at any time while the Loan is outstanding, upon the election of the Lender, either (i) the Lender will have all principal and accrued but unpaid interest under the Loan, and any other amounts due hereunder, repaid in full in accordance with Section 2.3 above, or (ii) all principal, together with all accrued and unpaid interest under the Loan, shall be converted immediately prior to the Change of Control into Tradable Shares at the Conversion Price in accordance with the Conversion Provisions.

ARTICLE 3

PROCEDURE AND PAYMENT

        3.1    Interest.

          (a)    General.     Interest on the Loan shall accrue and shall be payable by the Borrower at the Applicable Interest Rate, as calculated based on a 360 day year. Accrued but unpaid interest shall be payable in full on the Maturity Date. For the purposes of the Interest Act (Canada), the yearly rate of interest to which any rate calculated on the basis of a 360 day year is equivalent to the stated rate multiplied by the actual number of days in the year (365 or 366, as applicable) and divided by 360 days, and the parties hereto acknowledge that there is a material distinction between the nominal and effective rates of interest and that they are capable of making the calculations necessary to compare such rates and that the calculations herein are to be made using the nominal rate method and not on any basis that gives effect to the principle of deemed reinvestment of interest.

            (i)    Standard Interest Rate.    Absent an Event of Default, interest on the Loan shall accrue and be payable by the Borrower at the Standard Interest Rate.

            (ii)    Default Interest.    Interest on the Loan shall accrue and shall be payable by the Borrower at the Default Rate during all periods when an Event of Default has occurred and is continuing, including when any amounts payable by the Borrower as principal repayments, interest payments, expense payments or other amounts are due and payable hereunder, whether by acceleration or otherwise, but remain unpaid by the Borrower. Without prejudice to the rights of the Lender under the preceding sentence, the Borrower shall indemnify the Lender against any direct loss or expense which the Lender may sustain or incur as a result of the failure by the Borrower to pay the Loan when due. A certificate or other notice of the Lender submitted to the Borrower Representative setting forth the basis for the determination of Default Rate interest due and of the amounts necessary to indemnify the Lender in respect of such loss or expense, shall constitute evidence of the accuracy of the information contained therein in the absence of error and, absent notice from the Borrower Representative of such error, shall be conclusive and binding for all purposes. Interest accruing at the Default Rate shall be payable on demand in immediately available funds in United States Dollars.

          (b)    Payment of Interest.     Provided that no Default or Event of Default has occurred and remains outstanding and subject to the prior approval of the TSX Venture Exchange, the Borrower shall pay interest on the Loan by delivery of Tradable Shares (the "Interest Shares") to the Lender on the Maturity Date.

        The number of Interest Shares to be issued and delivered by the Borrower to the Lender to pay interest on the Loan shall be based upon a price per share that is not less than the Market Price of the Shares two (2) Business Days immediately before the accrued interest becomes payable and shall be determined by the Lender by dividing (i) the United States Dollar amount of the interest on the Loan which is due as of the Maturity Date, by (ii) the Market Price of the Shares two (2) Business Days immediately prior to the Maturity Date. For the avoidance of doubt, neither the Conversion Price nor the Market Price as at the date of this Agreement shall be used for this purpose. Furthermore, any such payment of accrued interest by Interest Shares will be subject to prior TSX Venture Exchange acceptance (with the application for TSX Venture Exchange acceptance to be made by the Borrower at the time the accrued interest becomes payable). The Borrower agrees to cooperate with the Lender in seeking and obtaining such acceptance from TSX Venture Exchange

        At the option of the Lender in its sole discretion, as evidenced by a written notice thereof delivered to the Borrower Representative within five (5) Business Days prior to the Maturity Date, the Borrower shall pay interest on the Loan in United States Dollars.

        Payment of interest shall be deemed satisfied upon delivery to the Lender of the interest then due: (x) in United States Dollars or (y) by the applicable number of Interest Shares, as directed by the Lender, in either case, on or prior to the Maturity Date.

          (c)    Fractional Interests.     The Borrower shall not be required to issue fractional Interest Shares upon payment of interest on the Loan in Interest Shares. If any fraction of a Share would, except for the provisions of this Section 3.1(c), be issuable upon payment of interest on the Loan in Interest Shares (or specified portion thereof), the Borrower shall issue to the Lender one (1) share for a fraction of an Interest Share greater than or equal to 0.50 and shall issue zero (0) shares for a fraction of an Interest Share less than 0.50.

        3.2    Repayment of the Loan.

          (a)    Principal Repayment.     The Loan shall be due and payable in full on the Maturity Date.

          (b)    Voluntary Prepayment.     Upon not less than five (5) Business Days' prior written notice from the Borrower Representative to the Lender, the Borrower may at any time prepay all or a portion of the Loan without penalty. Upon the giving of notice of prepayment, which shall be irrevocable, the prepayment, together with all interest accrued through the prepayment date, shall be due and payable on the date set forth therein. Any such voluntary prepayment of the Loan shall be in a minimum amount of Five Hundred Thousand United States Dollars (US$500,000) or (if lower) the full amount of the Loan then outstanding. Amounts prepaid by the Borrower may not be re-borrowed by the Borrower (except, at the option of the Lender, as a Directed Advance made by the Lender pursuant to Section 3.5).

          (c)    Mandatory Prepayment.

              (i)  The Borrower will prepay the Loan or a portion thereof as provided in this Section 3.2(c)(i) together with accrued interest on such prepaid amount (A) in full upon acceleration of the due date thereof pursuant to Section 10.2; and (B) in full on the repayment date specified in a written notice provided to the Borrower Representative by the Lender stating that the Lender requires the Loan to be repaid as a result of the occurrence of a Repayment Event.

             (ii)  Amounts prepaid by the Borrower may not be re-borrowed by the Borrower (except, at the option of the Lender, as a Directed Advance made by the Lender pursuant to Section 3.5).

          (d)    Payment of Interest.     Provided that no Default or Event of Default has occurred and remains outstanding, the Borrower shall pay interest accrued through such prepayment date in Interest Shares. At the option of the Lender in its sole discretion, as evidenced by a written notice thereof delivered to the Borrower Representative within five (5) Business Days prior to the date for prepayment set forth in Section 3.2(b) or 3.2(c) above (the "Prepayment Date"), the Borrower shall pay interest associated with such prepayment in United States Dollars. Upon the Borrower receiving such written notice from the Lender, the Borrower shall promptly seek the acceptance by the TSX Venture Exchange of such interest payment in Shares. The number of Interest Shares which are required to be delivered by the Borrower to the Lender in satisfaction of any interest payment pursuant to Section 3.2(b) or 3.2(c) above, payable by the delivery of Interest Shares shall be determined by the Lender by dividing (i) the United States Dollar amount of the interest on the portion of the Loan which is to be prepaid, by (ii) the Market Price two (2) Business Days immediately prior to the Prepayment Date. Payment of interest shall be deemed satisfied upon delivery to the Lender of the interest then due: (x) in United States Dollars or (y) by the applicable number of Interest Shares, as applicable, in each case in the form directed by the Lender. The Borrower agrees to cooperate with the Lender in seeking and obtaining such acceptance from TSX Venture Exchange.

          (e)    Illegality.     If the Lender shall notify the Borrower Representative that a Change in Law makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful for the Lender to perform its obligations under this Agreement to maintain the Loan then outstanding hereunder, the Borrower shall, no later than 11:00 a.m. (Denver, Colorado time) on or before the date that is the earlier of (i) the date that is thirty (30) days after such notice is provided, or (ii) the earliest date required by applicable Governmental Requirements or Change in Law, prepay all of the Loan made by the Lender then outstanding, together with accrued interest on the principal amount prepaid to the date of such prepayment and breakage fees, if any, required to be paid by the Lender as a result of such prepayment being made on such date.

        3.3    Priority of Prepayments.    All prepayments made by the Borrower shall be applied first to any amounts (other than principal or interest) then payable by the Borrower hereunder or under any other Loan Documents, then to accrued and unpaid interest on the Loan so prepaid, then to the principal amount of the Loan.

        3.4    Payments and Computations.    Except as otherwise expressly provided in this Agreement, payments by the Borrower pursuant to this Agreement or any other Loan Document, whether in respect of the Loan, interest or otherwise (other than interest or fee payments made by delivery of Shares), shall be made by the Borrower to the Lender not later than 12:00 noon (Denver, Colorado time) on the date due by delivery of United States Dollars in immediately available funds to the Lender's Account, or such other account designated from time to time by notice from the Lender to the Borrower Representative in writing at least two (2) Business Days before any such due date. Except as otherwise expressly provided in this Agreement, payments by the Borrower pursuant to this Agreement or any other Loan Document of interest, fees or other amounts in Shares shall be made by the Borrower to the Lender not later than 12:00 noon (Denver, Colorado time) on the date due by delivery of one or more duly authorized and issued Share certificates evidencing the number of Shares then due, issued in the name of the Lender or such Affiliate of the Lender as designated by the Lender in writing. All payments under this Agreement to be made by the delivery of Shares shall be made by the delivery of Tradable Shares. All decisions with respect to the payment of interest, fees or other amounts under this Agreement by either (i) the delivery of Tradable Shares, or (ii) the payment of immediately available funds, shall be made by the Lender in its sole discretion. For the purposes of converting any amount from or into United States Dollars or any other currency, the parties shall use the Exchange Rate. All payments hereunder, whether by delivery of Shares or of United States Dollars, shall be made by the Borrower without set off, deduction, withholding or counterclaim not later than on the date when due. Any payments received hereunder after the time and date specified in this Section 3.4 shall be deemed to have been received by the Lender on the next following Business Day. All interest shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest is payable over a year comprised of three hundred sixty (360) days. Whenever any payment to be made hereunder shall otherwise be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment.

        3.5    Directed Advances.    Subject to compliance with all applicable requirements of the TSX Venture Exchange and receipt of its prior approval, at any time during the Conversion Period, if the Borrower has repaid all or any portion of the Loan, the Lender, in its sole discretion, has the right and option, but shall have no obligation, to cause a re-advance (a "Directed Advance") of such repaid amount, or any portion thereof, to be made to the Borrower for the purpose of allowing the Lender to convert such Loan provided to the Borrower pursuant to a Directed Advance into Conversion Shares in accordance with the Conversion Provision. The TSX Venture Exchange is expected to treat any Directed Advance as a new private placement that is subject to the TSX Venture Exchange's requirements, including its Policy 4.1.

        Directed Advances shall be evidenced by the Lender's delivery of notice in writing to the Borrower Representative, such notice to be delivered to the Borrower Representative at least ten (10) Business Days prior to the date on which the Directed Advance referred to therein is made and the related conversion into Conversion Shares takes place. Subject to the requirements and approval of the TSX Venture Exchange, the Lender may make a Directed Advance at any time during the Conversion Period if the Borrower has repaid all or any portion of the Loan during the Conversion Period, and this Agreement shall remain in force and effect in accordance with its terms until the Scheduled Maturity Date for purposes of exercise of a Directed Advance, notwithstanding full and final payment and performance of the other Obligations. Any Loan received by the Borrower pursuant to a Directed Advance shall be immediately converted into Conversion Shares pursuant to the Conversion Provisions (at the then Market Price as approved by the TSX Venture Exchange) and such Loan shall be deemed repaid upon delivery to the Lender of the appropriate number of Conversion Shares in satisfaction of such Directed Advance, as calculated in accordance with the Conversion Provisions. The Borrower agrees to cooperate with the Lender in seeking and obtaining the applicable approvals from the TSX Venture Exchange as referenced in this Section 3.5.

        3.6    Increased Costs.

          (a)    Increased Costs Generally.     If any Change in Law shall:

              (i)  impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, the Lender;

             (ii)  subject the Lender to any Taxes and Other Taxes payable by the Lender (other than Excluded Taxes) with respect to this Agreement or any Loan made by it, or change the basis of taxation of payments to the Lender in respect thereof; or

            (iii)  impose on the Lender any other condition, cost or expense affecting this Agreement or Loan made by the Lender;

and the result of any of the foregoing shall be to increase the cost to the Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by the Lender hereunder (whether of principal, interest or any other amount) then, upon request of the Lender, the Borrower will pay to the Lender such additional amount or amounts as will compensate the Lender for such additional costs incurred or reduction suffered.

          (b)    Certificates for Reimbursement.     A certificate of an authorized officer of the Lender setting forth the amount or amounts necessary to compensate the Lender or the Lender's Affiliate, as the case may be, as specified in paragraph (a) of this Section 3.6 and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay the Lender the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. Contemporaneously with such certificate the Lender shall provide the Borrower with reasonable supporting evidence of the amounts claimed to be due from the Borrower to the Lender and the steps Lender took to minimize such amounts.

          (c)    Delay in Requests.     Failure or delay on the part of the Lender to demand compensation pursuant to this Section 3.6 shall not constitute a waiver of the Lender's right to demand such compensation.

        3.7    Taxes.

          (a)    General.     Any and all payments and the delivery of any and all certificates, Shares, securities or other property or consideration by the Borrower hereunder shall be made in full, free and clear of and without deduction or withholding for any and all present or future taxes, levies, duties, imposts, assessments, deductions, charges, withholdings or other similar amounts, and all liabilities with respect thereto imposed on the Borrower, other than Excluded Taxes (all such non-excluded taxes, levies, duties, imposts, assessments, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes") and except as required by applicable law. If the Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any such payment, certificate, Share, security or other property or consideration payable or deliverable hereunder to the Lender, (i) the sum payable and the certificates, Shares, securities and other property or consideration so deliverable shall, subject to applicable law, be increased as may be necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums, certificates, Shares, securities and other property or consideration payable or deliverable under this Section 3.7) the Lender receives an amount and certificates, Shares, securities and other property or consideration as the case may be equal to the amount and certificates, Shares, securities and other property or consideration it would have received had no such deductions or withholdings been made, (ii) the Borrower shall make such deductions or withholdings and (iii) the Borrower shall pay the full amount required to be deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law and within the time for payment prescribed by applicable law. If the Lender receives a credit against Excluded Taxes for any amounts deducted or withheld, the Lender shall deliver to the Borrower the amount of such credit. If any additional Shares are to be issued pursuant to this paragraph, then such issuance is subject to compliance with the requirements of the TSX Venture Exchange and its prior approval of any such issuance. The Borrower agrees to cooperate with the Lender in seeking and obtaining applicable TSX Venture Exchange approval for any such issuance

          (b)    Other Taxes.     In addition, the Borrower agrees to pay any present or future stamp, sales, use or documentary taxes or any other excise or property taxes, charges, duties or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any of the Loan Documents, or any Instrument contemplated thereby (hereinafter referred to as "Other Taxes"), other than Excluded Taxes.

          (c)    Tax Indemnity.     The Borrower hereby indemnifies the Lender for, and agrees to hold the Lender harmless from, the full amount of all Taxes and Other Taxes payable by the Lender (other than Excluded Taxes) and any liability, cost or amount (including penalties, interest and expenses) arising therefrom or with respect thereto.

          (d)    Payment of Taxes.     Within thirty (30) days after the date required for payment of any Taxes or Other Taxes required to be deducted or withheld by the Borrower in respect of any payment or delivery to the Lender, the Borrower will furnish to the Lender a form of evidence of payment thereof acceptable to the Lender in its sole discretion.

          (e)    Survival.     Without prejudice to the survival of any other agreement hereunder, the agreements and obligations contained in this Section 3.7 shall survive the payment in full of the Loan, interest thereon and any other amounts due hereunder.

          (f)    Further Assurances.     After receipt from the Borrower of each payment made pursuant to this Section 3.7, the Lender shall, if reasonably requested by the Borrower and at the Borrower's cost and expense, submit and pursue any necessary applications to obtain any refund, credit, allowance, remission or deduction from income otherwise determined or tax otherwise payable, to which the Lender may be entitled from the taxation authorities of any relevant taxing jurisdictions in respect of any payment of Taxes or Other Taxes referred to in this Section 3.7. If any such refund shall be received or due payment of tax reduced by reason of such refund, credit, allowance, remission or deduction, the Lender shall, to the extent that it can do so without prejudice to its ability to retain the amount of such refund, credit, allowance, remission or deduction, promptly notify the Borrower Representative thereof and account to the Borrower for an amount equal to the refund received or credit, allowance, remission or deduction given.

        3.8    Usury.    If any provision of this Agreement would oblige the Borrower to make any payment of interest or other amount payable to the Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by that Lender of "interest" at a "criminal rate" or a "usurious rate", then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by the Lender of "interest" at a "criminal rate" or a "usurious rate", such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows: (a) first, by reducing the amount or rate of interest; and (b) thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid to the Lender which would constitute interest under applicable Governmental Requirements.

ARTICLE 4

COLLATERAL SECURITY

        4.1    Security Documents.    As security for the due, prompt and complete repayment of the Loan and the payment of all other amounts due hereunder, and for the prompt and complete performance of all other Obligations, the Borrower shall execute and deliver to the Lender the Security Documents to which each of them is a party, in each case as and when contemplated by this Agreement or any other Loan Document.

        4.2    Recordings and Filings of Security Documents.    The Lender will record, register or file with or deliver to appropriate Governmental Authorities, account debtors or other Persons, the Security Documents, as necessary or appropriate, at the Borrower's expense, together with all other Instruments necessary to establish, attach, protect, maintain or perfect the Liens of the Lender, each with the Agreed Priority over all other security interest holders and mortgages.

        4.3    Protection of Security Document Liens.    Borrower hereby authorizes the Lender to file such financing statements and other agreements, documents, registrations, filings or Instruments with such Governmental Authorities in such jurisdictions as Lender reasonably determines to be desirable and to take such other actions as the Lender determines to be necessary or desirable to legalize, authenticate, protect, perfect and maintain the perfection of the Liens in the Collateral identified in the Security Documents. The Borrower agrees to cooperate with the Lender in delivering all share certificates and other certificates (together with stock transfers, transfer powers of attorney, or other appropriate Instruments, in each case executed in blank), if any, of Equity Interests pledged pursuant to a Security Document and in undertaking and completing all recordings, filings, registrations and other actions required in connection with the Security Documents, and the Borrower further agrees to promptly take all such other actions as the Lender may reasonably determine to be necessary or appropriate to confirm, perfect, maintain and protect the perfection of the Liens granted by the Security Documents.

        4.4    Security Documents.    Borrower hereby agrees that notwithstanding any provision of any other Loan Document to the contrary, the Liens created pursuant to the Security Documents shall secure all Obligations. The Security Documents create valid security interests in, and Liens on, the Collateral purported to be covered thereby, which security interests and Liens are currently perfected security interests and Liens, or will be perfected security interests and Liens in accordance with the requirements specified in such Security Documents or elsewhere in this Agreement, each with the Agreed Priority.

        4.5    Right of Set-off.    Upon the occurrence and during the continuance of any Event of Default, the Lender is hereby authorized at any time and from time to time, without notice to the Borrower Representative (any such notice being expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final), at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing, although such Obligations may be contingent and unmatured. The Lender agrees promptly to notify the Borrower Representative and the appropriate Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section 4.5 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

ARTICLE 5

CONDITIONS PRECEDENT

        5.1    Conditions Precedent to this Agreement and the Initial Advance.    The obligation of the Lender with respect to the Initial Advance is subject to satisfaction (or waiver by the Lender in its sole discretion) of each of the following conditions precedent:

          (a)   The Lender or its counsel shall have received the following, with each Instrument dated on or no more than three (3) Business Days prior to the date of the proposed advance of a Loan (or as otherwise specified herein or agreed by the Lender), and in form and substance as shall be satisfactory to the Lender:

              (i)  a copy of the Arrangement Agreement, duly executed by each party thereto;

             (ii)  this Agreement, duly executed by the Borrower;

            (iii)  the Promissory Note, duly executed by the Borrower, payable to the order of the Lender;

            (iv)  each of the Security Documents, each duly executed by the applicable Borrower, together with any financing statements, filings or other Instruments for filing or registration, notarizations thereof, notices with respect thereto or other Instruments, including applicable estoppel letters, determined by the Lender, to be necessary or desirable to establish, maintain and perfect the Liens established pursuant to the Security Documents;

             (v)  to the extent not specifically referenced, each other Loan Document, duly executed by the applicable Borrower or any of its Subsidiaries, as appropriate;

            (vi)  an Omnibus Certificate of Officer for the Borrower, duly executed by an officer of AGC, substantially in the form of Exhibit A hereto;

           (vii)  a Draw Request, duly executed by an officer of the Borrower Representative, substantially in the form of Exhibit B hereto;

          (viii)  a certificate for the Borrower from (A) its jurisdiction of incorporation or organization (where applicable, from the Secretary of State and the Department of Revenue) and (B) each other jurisdiction identified on Schedule 5.1(a)(vii), confirming the due organization and good standing of the Borrower in such jurisdiction, as applicable;

            (ix)  Reserved;

             (x)  security legal opinions from legal counsel to the Borrower, in form and substance acceptable to the Lender, pertaining to the validity of the Security Documents and the security interests granted thereby and the perfection of such security interests;

            (xi)  certificates of issuing insurance companies or brokers, confirming compliance by the Borrower with the insurance requirements set forth in Section 7.5;

           (xii)  accurate and complete copies of the financial statements of the Borrower referred to in Section 6.1(g);

          (xiii)  evidence satisfactory to the Lender that all Shares issuable pursuant to this Agreement have been duly and validly authorized, and that such issuance of Shares shall comply with all applicable Governmental Requirements, including applicable Securities laws; and

          (xiv)  all such other approvals, opinions, documents or Instruments as the Lender may reasonably request.

          (b)   all representations and warranties made by the Borrower herein and in any other Loan Document shall be true and correct;

          (c)   all approvals, consents and authorizations of Governmental Authorities or other Persons required in connection with this Agreement and the other Loan Documents, if any, shall have been obtained and remain in effect including the approval of the TSX Venture Exchange in connection with the issuance of Shares and Conversion Shares pursuant to this Agreement;

          (d)   there shall be no pending or threatened (in writing) action or proceeding before any Governmental Authority against or affecting the Borrower or any Project which could reasonably be expected to have a Material Adverse Effect on the Borrower;

          (e)   the Borrower shall have delivered to the Lender a copy of the current Budget, which has been approved by the Lender in its sole discretion;

          (f)    since August 31, 2016, there shall have been no change, event or occurrence that has had, or could reasonably be expected to have, a Material Adverse Effect on the Borrower or on any Project;

          (g)   the Lender shall have received, in form and substance satisfactory to the Lender, search results from all relevant jurisdictions wherein the Borrower conducts business or owns property, pertaining to all Lien filings, registrations and records appearing in such jurisdiction, together with copies of any documents, filings and Instruments on file in such jurisdictions;

          (h)   all reasonably available data, reports, maps, surveys, financial statements, Instruments and other information requested by the Lender for its due diligence shall have been provided, and the Lender shall have completed its due diligence investigation of the Borrower and the Projects in scope, and with results, satisfactory to the Lender;

          (i)    the Lender shall be satisfied with the form of the Loan Documents;

          (j)    the Borrower shall have made all public disclosures (including all information material to the Borrower and the Projects) and submitted all applications, reports and information, and taken all other actions necessary, to comply fully with applicable Securities Laws, and the Lender shall have confirmed such compliance to its satisfaction;

          (k)   the Borrower shall have performed and complied with all agreements and conditions herein and in the other Loan Documents required to be performed and complied with on or prior to the date of the proposed Loan, except those agreements and conditions waived by the Lender;

          (l)    no Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loan;

          (m)  except for litigation disclosed on Schedule 6.1(f), there shall not exist any litigation, investigation, bankruptcy or insolvency, injunction, order or claim affecting or relating to the Borrower or any of its Subsidiaries, or any Project that has not been settled, dismissed, vacated, discharged or terminated;

          (n)   the Lender shall have received all approvals of the board of directors of the Borrower necessary to consummate the transactions contemplated by this Agreement; and

          (o)   the Lender shall have received all such other approvals, opinions, certificates, documents or Instruments as the Lender may reasonably request.

        The Borrower Representative's tender of a Draw Request shall be deemed to constitute a representation and warranty by the Borrower as of the date of the Loan that the conditions precedent in paragraphs (a) through (o) of this Section 5.1 have been, and remain, satisfied.

        5.2    Conditions Precedent to All Loans.    The obligation of the Lender to make any Advance hereunder is subject to the satisfaction (or waiver by the Lender in its sole discretion) of the following conditions precedent on the date of making such Advance:

          (a)   The representations and warranties made by the Borrower herein, in the Security Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct on and as of the date of such Loan as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date;

          (b)   No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to such Loan;

          (c)   Immediately after giving effect to the making of any Advance of the Loan (and the application of the proceeds thereof), the aggregate sum of all outstanding Advances shall not exceed maximum Loan amount;

          (d)   Except for litigation disclosed on Schedule 6.1(f), there shall not exist any litigation, investigation, bankruptcy or insolvency, injunction, order or claim affecting or relating to the Borrower or any of its Subsidiaries, or any Project, which has had, or could reasonably be expected to have, a Material Adverse Effect, or which could reasonably be expected to affect the legality, validity or enforceability of this Agreement or any other Loan Document, that has not been settled, dismissed, vacated, discharged or terminated;

          (e)   The Borrower or any Project shall not have suffered a Material Adverse Effect; and

          (f)    All conditions set forth in Section 2.1 and Section 2.2, including delivery of an executed Draw Request from the Borrower Representative, shall have been satisfied and all of the specific conditions with respect to such Advance shall have been, and shall remain, satisfied; the Borrower Representative shall have certified the satisfaction of all such conditions precedent by its delivery of a Draw Request.

        Each Draw Request shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Advance that the conditions precedent applicable thereto have been, and remain, satisfied.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES

        6.1    Representations and Warranties of the Borrower.    The Borrower, for itself and on behalf of each of its Subsidiaries, hereby represents and warrants to the Lender as follows:

          (a)    Qualification and Organization.    It has all requisite corporate, partnership or limited liability company power and authority to enter into this Agreement and the other Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby. It is otherwise duly qualified to do business as a foreign corporation or other applicable entity in each jurisdiction where the nature of its business or properties requires such qualification, except where the failure to obtain such qualification could not reasonably be expected to result in a Material Adverse Effect. It is a corporation, partnership or a limited liability company, duly incorporated or organized (respectively), validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable.

          (b)    Subsidiaries.    Except as disclosed in Schedule 6.1(b), the Borrower does not have any direct or indirect Subsidiaries. Schedule 6.1(b) sets forth a true and complete description of the capital structure of each direct or indirect Subsidiary of the Borrower.

          (c)    Authorization; No Conflict.    The execution, delivery and performance by it of this Agreement and of the other Loan Documents to which it is a party have been duly authorized by all necessary shareholder, manager, partner, member and corporate action on the part of the Borrower and any Subsidiary thereof and do not and will not (i) contravene the articles of incorporation, articles, charter or by-laws, operating agreement, notice of articles or similar constituent documents of the Borrower or any Subsidiary thereof; (ii) violate any provision of any Governmental Requirement, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrower or any Subsidiary thereof; (iii) result in a breach of or constitute a default under, or, except as set forth on Schedule 6.1(c), require the consent of any Person pursuant to, any Material Agreement to which the Borrower or any Subsidiary thereof is a party or by which the Borrower, any Subsidiary thereof or any of their respective properties may be bound or affected; (iv) trigger the application of any change of control or anti-assignment provisions in any Material Agreement to which the Borrower or any Subsidiary thereof is a party or by which the Borrower, any Subsidiary thereof or any of their respective properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Liens arising under the Security Documents) upon or with respect to any of the properties now owned by the Borrower or any Subsidiary thereof and none of the Borrower or any of its Subsidiaries is in default in any material respect under any such Governmental Requirement, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

          (d)    Governmental and Other Consents and Approvals.    Except as set forth on Schedule 6.1(d), no authorization or approval or other action by or consent of, and no notice to or filing or registration with, any Governmental Authority or any other Person is required (i) for the due execution and delivery of the Loan Documents, and the incurrence and due performance of, the financial obligations of the Borrower or any Subsidiary thereof under this Agreement or any other Loan Document, or (ii) except for ongoing filings obtained in the ordinary course of the Borrower' business, for the due performance of all other Obligations of the Borrower or any Subsidiary thereof under this Agreement or any other Loan Document, except for such authorizations, approvals or other actions as have been obtained or notices or filings as have been made.

          (e)    Binding Obligations.    This Agreement and each of the other Loan Documents constitutes a legal, valid and binding obligation of the Borrower and/or each Subsidiary thereof that is a party thereto, enforceable against the Borrower or such Subsidiary thereof that is a party thereto in accordance with their respective terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws or equitable principles affecting enforcement of creditors' rights generally at the time in effect).

          (f)    Litigation.    Except as set forth on Schedule 6.1(f), there is no claim, action, lawsuit, proceeding, arbitration or investigation pending or, to the knowledge of the Borrower, threatened in writing against or involving the Borrower or any Subsidiary thereof or any Project or any portion thereof, which alleges the violation of any Governmental Requirement, or which questions the validity of this Agreement or any of the other Loan Documents or any action taken or to be taken pursuant to this Agreement or any of the Loan Documents, which involves any Material Agreement, or which could reasonably be expected to result, either in any case or in the aggregate, in a Material Adverse Effect on the Borrower.

          (g)    Financial Statements; No Material Adverse Change.    The audited consolidated balance sheet of the Borrower as of August 31, 2016, and the related unaudited consolidated statements of operations and deficits of the Borrower for the period then ended, and the unaudited consolidated balance sheet of the Borrower as of August 31, 2017 and the related unaudited statement of operations and deficits of the Borrower for the period then ended, copies of which have been furnished to the Lender and are attached hereto as Schedule 6.1(g), fairly present the consolidated financial condition in all material respects of the Borrower as of such dates and the consolidated results of the operations of the Borrower for the period ended on such dates, all in accordance with IFRS consistently applied. The Borrower does not have any material Contingent Liability or liability for taxes, long-term leases or unusual forward or long-term commitments which are not reflected in such financial statements. Since August 31, 2016, neither the business, operations or prospects of the Borrower, nor any of its properties or assets, have been affected by any occurrence or development (whether or not insured against) which could reasonably be expected to result, either in any case or in the aggregate, in a Material Adverse Effect on the Borrower.

          (h)    Other Agreements.    None of the Borrower or any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or Instrument (other than the Material Agreements) or subject to any charter or other corporate restriction which could reasonably be expected, upon a default thereunder or otherwise, to result in a Material Adverse Effect on the Borrower.

          (i)    Information Accurate.    All reports, certificates, status updates and other information delivered to the Lender are true, accurate and complete in all material respects. None of the written information delivered to the Lender by the Borrower or any Subsidiary thereof in connection with this Agreement or the transactions contemplated hereby or in connection with the business of the Borrower or the Projects contains any material misstatement of fact or omits to state a material fact, and all projections contained in any such information, exhibits or reports, were based on information which, when delivered, was true and correct in all material respects as of the date thereof, and to the knowledge of the Borrower all calculations contained in such projections were accurate in all material respects, and such projections presented the then-current estimate of the future business, operations and affairs of the Borrower or such Subsidiary thereof and, since the date of the delivery of such projections, except as disclosed in the financial statements delivered pursuant to Section 6.1(g), there has been no change in the assumptions underlying such projections, or the basis therefor or the accuracy thereof.

          (j)    Title; Liens.

              (i)  Schedule 1.1(e) completely and accurately describes all real property interests, including but not limited to leasehold interests and, including but not limited to, any and all surface estates and mineral estates owned by or subject to any license, option or similar agreement in favor of the Borrower that is part of the Projects;

             (ii)  The Borrower and each Subsidiary thereof has good and marketable title to its owned real property and has valid rights to its leased property, including, in each case, the Properties, free and clear of Liens, except for Permitted Liens. Schedule 1.1(e) describes the Borrower's ownership in, to and of each Property and identifies any joint venturers, partners or other Persons that own an interest in any Property. Except as described in Schedule 1.1(e), the Borrower owns an undivided one hundred percent (100%) of the beneficial and legal interest in each Property, free and clear of all Liens (subject only to Permitted Liens), royalties, production payments and other rights and interests of third parties, and the Borrower have good and marketable title thereto;

            (iii)  Except as set forth on Schedule 1.1(e), there are no Royalties (of any kind or nature whatsoever, howsoever designated), production payments or other non-cost bearing interests in or to any Property or any Project;

            (iv)  All taxes, charges, rates, levies and assessments that, if unpaid, would create a Lien or charge on any Project or any other property of the Borrower, have been paid in full and will be paid in full, in each case prior to delinquency;

             (v)  All contractors, subcontractors, agents and other Persons providing services, materials or labor on or for the benefit of any Project have been paid in a timely manner for all work performed or services, goods or labor provided, on or with respect thereto, except where such payments are subject to a bona fide dispute, which is being diligently pursued by the Borrower pursuant to appropriate procedures;

            (vi)  The Borrower and each Subsidiary thereof has delivered or made available to the Lender all requested surveys, reports, core sample information, data and other information concerning the Projects and all assets, property and interests associated therewith, including the nature of the rights and interests thereto and therein owned by the Borrower and each Subsidiary thereof, which is in the possession or control of the Borrower or Subsidiary thereof or to which the Borrower or Subsidiary thereof has access; and

           (vii)  The Security Documents create valid and effective Liens in and on the Collateral purported to be covered thereby, which Liens are currently (or will be upon the filing of appropriate Instruments with appropriate Governmental Authorities) perfected Liens with the Agreed Priority.

          (k)    Capital Structure.    The Borrower and each Subsidiary thereof has the number of Equity Interests specified in Schedule 6.1(k). All Equity Interests identified in such Schedule are duly and validly issued and are fully paid and non-assessable. The Borrower has duly authorized sufficient Shares to permit the satisfaction of any obligation to issue Shares to the Lender as described herein (including with respect to the issuance of Shares with respect to the Interest Shares). Except for such Shares, and as indicated in Schedule 6.1(k), the Borrower does not have any outstanding warrants, options, preferential rights or other obligations to issue additional shares or other Equity Interests, including any stock or securities convertible into or exercisable or exchangeable for any shares of its capital stock or any rights or options to purchase any of the foregoing, or to convert any existing Indebtedness to Equity Interests in the Borrower. Except as set forth on Schedule 6.1(k), none of the Borrower or any of its Subsidiaries is a party to or subject to a shareholders agreement, voting agreement, proxy agreement, lock-up or other similar agreement with respect to the ownership or control of Equity Interests of the Borrower or any of its Subsidiaries.

          (l)    Material Agreements; Absence of Default.    The Material Agreements identified in Schedule 1.1(d) hereto include all of the contracts, agreements, leases, Instruments and other binding commitments and undertakings of the Borrower and its Subsidiaries, the performance or breach of which could reasonably be expected to have a Material Adverse Effect on the Borrower, and the Borrower has provided the Lender with copies of each such Material Agreement. None of the Borrower or any of its Subsidiaries is in material default under any of the Material Agreements, none of them has received any written notice of an asserted default thereunder from any other Person, and none of them has knowledge of a material breach by any counterparty thereto or the inability of any counterparty thereto to perform its obligations thereunder.

          (m)    Taxes and Other Payments.    Except for matters which could not reasonably be expected to have a Material Adverse Effect, the Borrower and each Subsidiary thereof has filed all Tax returns and reports required by law to have been filed by it and has paid all Taxes and governmental charges thereby shown to be owing and all claims for sums due for labor, material, supplies, personal property and services of every kind and character provided with respect to, or used in connection with its respective properties and no claim for the same exists except as permitted hereunder, except any such Taxes, charges or amounts which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with IFRS have been set aside on the books of the Borrower or such Subsidiary, as applicable.

          (n)    Environmental Laws.    Except as set forth in Schedule 6.1(n) hereto:

              (i)  each Project has been owned, developed, operated, leased and utilized in material compliance with all applicable Governmental Requirements, including Environmental Laws;

             (ii)  there are no currently outstanding or pending consent decrees, clean-up orders, mitigation orders, compliance orders, remediation orders or other material orders, decrees, judgments or other administrative or judicial requirements outstanding under any Environmental Law with respect to any Project or any other property owned or held by the Borrower;

            (iii)  none of the Borrower or any of its Subsidiaries has received any written notice of material violation, alleged material violation, material non-compliance, material notice of investigation, liability or potential material liability or request for information with respect to Environmental Laws or other environmental matters with regard to any Project or any other property owned or held by the Borrower, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened; and

            (iv)  with respect to each Project or any other property owned or held by the Borrower, there have been no past (which have been adversely determined), and there are no pending or threatened, lawsuits, claims, complaints, injunctions or any other governmental or judicial actions or proceedings with respect to any alleged material violation of any Governmental Requirements, including Environmental Law.

          (o)    Indebtedness.    Except as disclosed in Schedule 6.1(o) hereto or specifically identified in the financial statements identified in Section 6.1(g), none of the Borrower or any of its Subsidiaries has any existing intercompany Indebtedness, any Indebtedness for borrowed money, or any other Indebtedness.

          (p)    Compliance with Laws, Etc.    Except as disclosed in Schedule 6.1(p), the Borrower and each Subsidiary thereof is in compliance in all material respects with all Governmental Requirements, including Environmental Laws and Securities Laws, as applicable. Except as disclosed in Schedule 6.1(p), each Project is in compliance in all material respect with all Governmental Requirements.

          (q)    Operation of Projects.    The Borrower have heretofore made available to the Lender all feasibility studies and geological, reserve, resource, metallurgical, engineering and financial data and evaluations of the Projects prepared by or for the benefit of the Borrower or otherwise in the possession of the Borrower. The Borrower is not aware of any inaccuracy or omission in such information which has had or could reasonably be expected to result in a Material Adverse Effect. The Budget has been developed by the Borrower in a prudent manner in accordance with standard industry practice, and the Borrower has no knowledge of any fact or state of affairs related thereto, or any defect or deficiency therein, which would cause it to be unable to undertake and complete the Budget during the period and at the costs specified therein.

          (r)    Foreign Corrupt Practices.    None of the Borrower or any Affiliate of the Borrower or any Representative acting on behalf of the Borrower or any of its Subsidiaries has: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic governmental official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended or other similar Governmental Requirements applicable to the Borrower; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          (s)    Project Permits.    Except for permits, licenses, approvals, authorizations and consents which are to be obtained by the Borrower or Subsidiary thereof from time to time in the ordinary course of business and the absence or delay of which has not had and could not reasonably be expected to have a Material Adverse Effect on the development or operation of any Project, all permits, licenses, approvals, authorizations and consents of Governmental Authorities which are necessary to undertake and conduct the business of the Borrower or any Subsidiary thereof as it is currently being conducted are identified in Schedule 6.1(s) hereto (collectively, the "Project Permits"). All Project Permits necessary to undertake and conduct the activities contemplated by the Budget have been obtained and are in full force and effect in accordance with their terms, free of material defaults, and no written notice alleging a breach or default under any of the Project Permits or challenging or questioning the validity of such Project Permit has been delivered, except to the extent disclosed to the Lender in Schedule 6.1(s).

          (t)    Shares and Securities Representations.

              (i)  The Shares to be issued to the Lender pursuant hereto and the issuance thereof have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and non-assessable. The Shares are, and will be, issued free and clear of any Lien, and the issuance of the Shares will not be subject to any preemptive or other similar right.

             (ii)  The Borrower has received all necessary approvals and acceptances under applicable Securities Laws with respect to the Borrower entering into this Agreement and performing its obligations hereunder.

            (iii)  The Borrower is a reporting issuer or the equivalent in British Columbia, Alberta and Ontario and is in compliance in all material respects with its obligations under applicable Securities Laws of British Columbia, Alberta and Ontario and of the TSX Venture Exchange and is not included in any list of defaulting reporting issuers maintained by the securities commissions of British Columbia, Alberta and Ontario.

            (iv)  The Borrower and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock to facilitate the sale or resale of the Shares or affect the price at which the Shares may be issued or resold, and the Borrower and its Affiliates will not, directly or indirectly, sell or purchase any Shares prior to the Maturity Date.

             (v)  The issuance of the Shares and, if applicable, the Conversion Shares and the Interest Shares, will be exempt from the prospectus requirements of applicable Securities Laws and no document will be required to be filed and no proceeding taken or approval, permit, consent, order or authorization obtained under any such applicable Securities Laws in connection with the first trade of the Shares (assuming that: (i) at the time of such trade, at least four months have elapsed from the "distribution date" (as such term is defined in National Instrument 45-102)); (ii) such trade is not a "control distribution" as defined in National Instrument 45-102; (iii) no unusual effort is made to prepare the market or create a demand for the security that is the subject of the trade; (iv) no extraordinary commission or consideration is paid to a person or company in respect of the trade; and, (v) if the Lender is an insider of AGC, it has no reasonable grounds to believe that AGC is in default of "securities legislation" (as defined in National Instrument 14-101 Definitions)).

            (vi)  The Borrower's executive officers and directors understand the nature of the Shares being sold hereby and recognize that the issuance of the Shares will have a potential dilutive effect on the equity holdings of other holders of the Borrower's equity or rights to receive equity of the Borrower. The board of directors of the Borrower has concluded in its good faith business judgment that the issuance of the Shares is in the best interests of the Borrower. The Borrower specifically acknowledges that its obligation to issue the Shares, is binding upon the Borrower and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Borrower or parties entitled to receive equity of the Borrower.

           (vii)  There are no material disagreements of any kind presently existing, or reasonably anticipated by the Borrower to arise between the Borrower and the accountants and lawyers presently employed by the Borrower, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the closing of the offerings hereunder.

          (viii)  The Borrower has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finder's fees or agent's commissions or any similar charges or fees in connection with this Agreement or the issuance of any Shares contemplated hereby.

          (u)    Solvency.    As of the Closing Date, and after giving effect to the transactions contemplated hereby, the Borrower and its Subsidiaries: (i) are and will be solvent, (ii) have sufficient capital to carry on their business and transactions, and all business and transactions in which they are about to engage, and to pay their debts as they become due, (iii) do not believe that they will incur debts or liabilities beyond their ability to pay such debts or liabilities as they mature, and (iv) own property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay their probable liabilities (including contingent liabilities).

          (v)    ERISA.    Except as would not reasonably be expected to result in a Material Adverse Effect:

              (i)  Each Plan is in compliance with the applicable provisions of ERISA, the Code and other applicable laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of each Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. Each Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

             (ii)  There are no pending or, to the best knowledge of each Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan.

            (iii)  (A) No ERISA Event has occurred or is reasonably expected to occur; (B) no Plan has any Unfunded Pension Liability; (C) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (D) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (E) no Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

          (w)    Defined Benefits Plans.    The Borrower does not maintain, sponsor, administer, contribute to or participate in, any pension plan with a "defined benefit provision" as such term is defined under the Income Tax Act (Canada).

        6.2    Representations and Warranties of the Lender.    The Lender hereby represents and warrants to the Borrower that the following are true and correct as of the date of this Agreement and will be true and correct as of the date of the issuance of any Shares as provided hereunder as though made as of such date, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date):

          (a)    Risk of Loss.    The Lender recognizes that: (i) the acquisition of the Shares involves a high degree of risk, is speculative and only investors who can afford the loss of their entire investment should consider investing in the Borrower and/or the Shares; (ii) the Lender may not be able to liquidate its investment; (iii) transferability of the Shares is limited; and (iv) in the event of a disposition of the Shares, the Lender could sustain the loss of its entire investment.

          (b)    Accredited Investor.    The Lender is an "accredited investor" as defined in National Instrument 45-106. The Lender agrees to furnish any additional information requested by the Borrower to assure compliance with applicable Securities Laws in connection with the purchase and sale of the Shares.

          (c)    Evaluation.

              (i)  The Lender has such knowledge, skill and experience in business, financial and investment matters that the Lender is capable of evaluating the merits and risks of an investment in the Shares. With the assistance of the Lender's own professional advisors, to the extent that the Lender has deemed appropriate, the Lender has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Shares and the consequences of this Agreement. The Lender has considered the suitability of the Shares as an investment in light of its own circumstances and financial condition and the Lender is able to bear the risks associated with an investment in the Shares.

             (ii)  The Lender has relied solely upon the information provided by the Borrower in making its decision to invest in the Shares and has not relied upon any other representation or other information (whether oral or written) from any other third party.

          (d)    No General Solicitation.    The Lender represents that no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Lender did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

          (e)    Prospectus Exemption.    The Lender understands that the issuance of the Shares is exempt from the prospectus requirements of applicable Securities Laws. The Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or any state securities laws and the Shares may not be offered or sold in the United States or to a U.S. person except in compliance with the requirements of an exemption from registration under the U.S. Securities Act and any applicable state securities laws;

ARTICLE 7

AFFIRMATIVE COVENANTS OF THE BORROWER

        Until full and final payment and performance of the Obligations (other than contingent indemnification Obligations for which no claim has been made and Obligations related to any unexercised right to make a Directed Advance), the Borrower shall, unless the Lender otherwise consents in writing (which consent the Lender may grant or withhold in its sole discretion), perform all covenants in this Article 7.

        7.1    Compliance with Laws, Etc.    Except as set forth in Schedule 7.1 with respect to past compliance (so long as the applicable Borrower or Subsidiary thereof diligently disputes the alleged non-compliance in good faith and pursuant to appropriate procedures), the Borrower shall comply, and shall cause each of its Subsidiaries to comply, in all material respects, with all applicable Governmental Requirements, including Environmental Laws, and the Borrower shall own, operate and manage, and shall cause each of its Subsidiaries to own, operate and manage, the Projects in compliance in all material respects with all applicable Governmental Requirements, including Environmental Laws. The Borrower shall pay, and shall cause each Subsidiary thereof to pay, all Taxes, assessments, and governmental charges imposed upon them or their respective property before the same become delinquent, except to the extent contested in good faith and adequately reserved for in accordance with IFRS to the Borrower or any Subsidiary thereof.

        7.2    Project Permits.    The Borrower shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Project Permits. The Borrower shall own, operate and use, and shall cause each of its Subsidiaries to own, operate and use, each Project in compliance with the Project Permits in all material respects. The Borrower shall, and shall cause each of its Subsidiaries, to obtain all Project Permits, and the Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, all Project Permits in full force and effect.

        7.3    Reporting Requirements.    The Borrower Representative shall deliver to the Lender the reports, information, notices and certificates set forth below:

          (a)    Monthly Reports.    As soon as practicable, but in any event no later than ten (10) days after the end of each Month, the Borrower Representative shall submit to the Lender a report with respect to the Borrower and the Projects during the preceding Month, in form and content satisfactory to the Lender, to include a summary description of actions taken with respect to the Projects during the prior Month, a description of actual expenditures (as compared to the Budget) and such other data and information reasonably requested by the Lender.

          (b)    Monthly Financial Information.    As soon as available and in any event within ten (10) days after the end of each fiscal month of the Borrower, the Borrower Representative shall deliver to the Lender a consolidated unaudited balance sheet of the Borrower, each as of the end of such month and unaudited statements of consolidated income of the Borrower for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month.

          (c)    Annual Financial Information.    As soon as available and in any event within ninety (90) days after the end of each fiscal year, a consolidated balance sheet of the Borrower as of the end of such year and consolidated statements of income, cash flow and retained earnings of the Borrower for such year audited by UHY McGovern Hurley LLP or other independent registered accountants reasonably acceptable to the Lender.

          (d)    Litigation; Claims.    Promptly after initiation thereof or receipt of notice with respect thereto, notice of any claims, proceedings, litigation or material disputes by, against, or otherwise involving the Borrower or any Subsidiary thereof, or any Project, or other litigation which could reasonably be expected to have a Material Adverse Effect on the Borrower or any Subsidiary thereof, together with copies of the court filings or other documents associated therewith.

          (e)    Securities Law and Exchange Filings.    All annual information forms, proxy circulars, material change reports, prospectuses and other filings by the Borrower with Governmental Authorities in respect of securities matters and compliance with Securities Laws, and all material filings with any public stock exchange upon which the Shares are traded.

          (f)    Material Agreements.    Promptly after receipt thereof, copies of any notices of default or claims of material breach received or sent by the Borrower or any Subsidiary thereof, pertaining to any of the Material Agreements or any Project, and, promptly after receipt thereof, copies of all Material Agreements entered into by the Borrower after the date of this Agreement.

          (g)    Environmental Matters.    Promptly after the filing or receipt thereof, copies of (i) all new Project Permits, together with a description thereof and (ii) all claims by and notices with or from any Governmental Authority or any other Person alleging material noncompliance with or violation of Environmental Laws or Project Permits and any correspondence in response thereto.

          (h)    Reserved.

          (i)    Changes in Capital Structure.    The Borrower Representative shall promptly provide the Lender with prior written notice of any change in the number and ownership of Equity Interests of the Borrower, including an updated Schedule 6.1(k) to replace the Schedule 6.1(k) provided to the Lender on the date of this Agreement.

          (j)    Other Information; Updated Schedules.    Such other certificates, reports, data, and information respecting the condition or operations, financial or otherwise, of the Borrower or any Subsidiary thereof or the Projects as the Lender may from time to time reasonably request. Revised and updated Schedules prepared and provided by the Borrower on behalf of the Borrower pursuant to this Section 7.3 shall be in form and content reasonably acceptable to the Lender.

        7.4    Inspection.    At any reasonable time during normal business hours and from time to time, on reasonable notice, the Borrower shall permit, and shall cause each of its Subsidiaries to permit, the Lender and its Representatives to examine and make copies of and abstracts from the records and books of account of, and to visit the properties of, the Borrower and each Subsidiary thereof (including the Projects) and to discuss the affairs, finances and accounts of the Borrower or any Subsidiary thereof with any Representative of the Borrower or any Subsidiary thereof. If no Default or Event of Default has occurred and is continuing, the Lender may visit and inspect the Projects once per year at the expense of the Borrower. If no Default or Event of Default has occurred and is continuing, the cost and expense of visits and inspections by the Lender and its Representatives, other than as stated herein, shall be for the account of the Lender. At any time when a Default or Event of Default has occurred and is continuing, the cost and expense of all site visits and inspections by the Lender or its Representatives shall be for the account of the Borrower. Borrower will not be responsible for injuries to or damages suffered by Representatives of the Lender while visiting the properties of the Borrower or a Subsidiary thereof (including the Projects) if such injuries or damages are caused by or directly result from the gross negligence or willful misconduct of the Lender or its Representatives.

        7.5    Maintenance of Insurance.    The Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, with respect to its assets and business generally and with respect to the Projects, insurance with responsible and reputable insurance companies or associations that covers liabilities, property damage or loss and other risks in such amounts, with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations engaged in the same or similar businesses. Each of the Borrower's insurance policies, excluding the Borrower's director and officer insurance policies, shall name the Lender as loss payee or additional insured, as appropriate, and shall contain an endorsement providing that such insurance cannot be terminated or amended without at least thirty (30) days prior notice to the Lender, and the Borrower Representative shall have provided certificates of issuing insurance companies or brokers, confirming compliance by the Borrower with the insurance requirements set forth in this Section 7.5.

        7.6    Keeping of Records and Books of Account.    The Borrower shall keep, and shall cause each of its Subsidiaries to keep, adequate records and books of account, in which complete entries shall be made reflecting all financial transactions of the Borrower and each Subsidiary thereof, and with respect to the Borrower and each Subsidiary thereof on a consolidated basis, the foregoing shall be in accordance with IFRS to the Borrower and each Subsidiary thereof at such point in time, and in each case, consistently applied.

        7.7    Preservation of Existence, Etc.    The Borrower shall preserve and maintain, and shall cause each of its Subsidiaries to preserve and maintain, its respective corporate existence, rights, franchises and privileges in the jurisdiction of their incorporation or formation; and, the Borrower will qualify and remain qualified, and will cause each of its Subsidiaries to qualify and remain qualified, as a foreign entity in each jurisdiction in which such qualification is necessary in view of their business and operations or the ownership of their properties. The Borrower will comply in all material respects, and will cause each of its Subsidiaries to comply in all material respects, with all applicable Governmental Requirements and all Securities Laws, concerning disclosure of matters relevant to such Persons and their properties; and, the Borrower will timely file, and will cause each of its Subsidiaries to timely file, full and complete reports concerning their business and operations as required by such Governmental Requirements and Securities Laws.

        7.8    Conduct of Business.    The Borrower shall engage solely, and will cause the Borrower and each of its Subsidiaries to engage solely, in the business of developing and operating the Projects, and other activities incident thereto, in accordance with generally accepted industry practices. The Borrower shall, and shall cause each of its Subsidiaries, to develop, manage, operate and use the Projects in accordance with prudent industry practices and with the Budget.

        7.9    Notice of Default.    The Borrower Representative shall furnish to the Lender as soon as possible and in any event within three (3) Business Days after discovering the occurrence of each Event of Default or Default continuing on the date of such statement, a statement of the president or chief financial officer of the Borrower Representative, setting forth the details of such Event of Default or Default, and the action which the Borrower proposes to take with respect thereto.

        7.10    Defense of Title and Rights.    The Borrower shall preserve and defend, and shall cause each of its Subsidiaries to preserve and defend, its respective ownership of all right, title and interest in and to the Properties and the Projects, and its other material assets, property and rights as such title is represented and warranted in Section 6.1(j). The Borrower shall defend, and shall cause each Subsidiary thereof to defend, the Liens in favor of the Lender under the Security Documents, and the Borrower shall maintain and preserve, and shall cause each Subsidiary thereof to maintain and preserve, such Liens as perfected Liens with their Agreed Priority. The Borrower shall ensure that the Security Documents shall at all times cover and extend to all assets, properties, rights and interests of the Borrower or Subsidiary.

        7.11    Material Agreements.    The Borrower shall comply with, and shall cause each Subsidiary thereof to comply with, the terms and conditions of each of the Material Agreements except where any non-compliance could not reasonably be expected to cause a material default under such Material Agreement or to have a Material Adverse Effect.

        7.12    Maintenance of Unissued Shares; Compliance with Securities Laws; TSX Venture Exchange Listing and Compliance.

          (a)   AGC shall, and shall cause each Subsidiary to, comply in all material respects with all applicable Securities Laws. Forthwith after the issuance of Shares pursuant to this Agreement, AGC shall file such forms, documents and Instruments, and to take such actions as may be required by Securities Laws and TSX Venture Exchange relating to the issuance or registration of any Tradable Shares.

          (b)   AGC shall, and shall cause each Subsidiary to, comply with all applicable TSX Venture Exchange rules and policies, including TSX Venture Exchange quantitative and qualitative continued listing requirements, and AGC shall maintain its listing on TSX Venture Exchange in good standing.

          (c)   AGC will at all times maintain sufficient authorized but unissued Shares to meet its obligations hereunder, and all Shares issued to the Lender hereunder shall be Tradable Shares.

        7.13    Reserved.

        7.14    Public Announcements.    The Borrower will receive Lender's consent prior to issuing any press release or other public announcement regarding this Agreement, the Lender (or any of its Affiliates) or the transactions contemplated hereby. The Borrower shall not make or issue any public announcement, press release, public statement or other public filing or issuance with respect to this Agreement, the transactions contemplated hereby, or the Lender (or any of its Affiliates), without the prior review, comment and approval of the Lender; provided, that if such public announcement, press release, public statement or other public filing or issuance is required by applicable Governmental

Requirements, then the Lender shall not unreasonably withhold or delay its consent. The party proposing to make an announcement, press release, public statement or other public filing shall provide a copy of any such proposed public announcement, press release, public statement or other public filing or issuance to the Lender for review and comment at least two (2) Business Days prior to release. The Borrower agrees to incorporate any reasonable comments or changes proposed by the Lender. Any comments provided by the Lender shall not be considered certification by such party as to the accuracy, veracity or completeness of the information contained in such public announcement, press release, public statement or other public filing or issuance, or a confirmation or certification by the Lender that the content of such document complies with Securities Laws or other applicable Governmental Requirements.

        7.15    Maintenance of Borrower's Account.    The Borrower shall establish and maintain the Borrower's Account as its primary operating account, in the location and with the bank or financial institution described on Schedule 1.1(a), and shall not change such account without the Lender's prior written consent. The Borrower shall ensure that the Borrower's Account remains subject at all times to a Lien in favor of the Lender as established by the applicable Security Documents. The Borrower shall maintain all proceeds of the Loan in the Borrower's Account until such time as amounts are withdrawn and expended as allowed by Section 2.5 in accordance with the Budget.

        7.16    Completion of Actions.    The Borrower shall promptly and diligently use its best efforts to pursue, obtain, complete and satisfy those actions and undertakings set forth on Schedule 7.16 hereto by the deadlines provided therein; provided, that, if such actions and undertakings are not completed to the reasonable satisfaction of the Lender by the deadlines set forth in Schedule 7.16, then it shall be an Event of Default hereunder.

        7.17    Shares Delivered to the Lender.    All Shares issued and delivered to the Lender, whether as Interest Shares or otherwise, shall be (a) fully paid, duly issued and non-assessable; (b) issued by AGC in original certificates reflecting the Lender (or its designee) as the owner thereof and will bear a legend in accordance with applicable Securities Laws; (c) free and clear of all Liens and other claims of right or interest by any third Person and shall be free and clear of other contractual restrictions or obligations (other than those agreed to and entered into by the Lender); and (d) such Shares shall be freely transferrable in accordance with Securities Laws on a public stock exchange of recognized standing.

ARTICLE 8

NEGATIVE COVENANTS OF THE BORROWER

        Until the full and final payment and performance of the Obligations (other than contingent indemnification Obligations for which no claim has been made and Obligations related to any unexercised right to make a Directed Advance), the Borrower shall, unless the Lender otherwise consents in writing (which consent the Lender may grant or withhold in its sole discretion), perform all covenants in this Article 8.

        8.1    Indebtedness.    Borrower shall not, and shall cause its Subsidiaries to not, directly or indirectly, create, incur, assume, agree to or suffer to exist, any Indebtedness, except (a) Indebtedness hereunder; (b) Indebtedness secured by Liens permitted by Section 8.2, so long as the principal amount of such Indebtedness shall not increase from the amount in existence on the Closing Date; (c) Indebtedness existing on the date hereof disclosed to the Lender on Schedule 6.1(o) hereto, so long as the principal amount of such Indebtedness shall not increase from the amount in existence on the Closing Date; (d) unsecured account trade payables, bank overdrafts and other similar unsecured Indebtedness incurred in the ordinary course of business, so long as such amounts are not overdue or delinquent; (e) Debt Financing provided by a third Person to the Borrower to the extent necessary to develop and operate a Project related thereto in accordance with the Budget, to the extent that the terms, conditions and amount of such Debt Financing are consented to by the Lender in its sole discretion and are in compliance with the Budget; and (f) unsecured Indebtedness of the Borrower owing to any of its Subsidiaries (provided that such intercompany Indebtedness is subordinated, pledged as security for the Obligations, and postponed to the payment in full of the Obligations).

        8.2    Liens, Etc.    Borrower shall not, and the Borrower shall cause its Subsidiaries to not, directly or indirectly, create, grant, incur, assume, agree to or suffer to exist any Lien upon or with respect to any of its properties or assets, including any portion of the Properties or its interest in the Projects or any other real or personal property or assets of the Borrower or any Subsidiary of the Borrower, now owned or hereafter acquired, or assign or otherwise convey any right to receive the production, proceeds or income therefrom (other than with respect to the sale of mineral production from the Projects), except:

          (a)   Liens for taxes, assessments or governmental charges or levies if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

          (b)   Liens imposed by law, such as carriers, warehousemen and mechanics' liens and other similar liens arising in the ordinary course of business associated with amounts not yet due and payable, or which are being diligently disputed by the Borrower in good faith and pursuant to appropriate procedures;

          (c)   reserved;

          (d)   reserved;

          (e)   Liens outstanding on the date hereof and described in Schedule 6.1(j) hereto;

          (f)    Liens arising under the Security Documents;

          (g)   cash or governmental obligations deposited in the ordinary course of business in connection with contracts, bids, tenders or to secure workmen's compensation, unemployment insurance, surety or appeal bonds, reclamation bonds, costs of litigation (when required by law), public and statutory obligations;

          (h)   Liens given in the ordinary course of business to a public utility or any municipality or governmental or other public authority when required by such utility or municipality or governmental or other authority in connection with the operations of the Borrower; and

          (i)    Liens securing third-party financing for the Projects as contemplated and permitted by Section 8.1(e).

        Notwithstanding the foregoing, if the Borrower shall grant or allow a Lien on any of its properties or assets in violation of this Section 8.2, then it shall be deemed to have simultaneously granted an equal and ratable Lien on any such properties or assets to and in favor of the Lender as additional security for the Obligations, to the extent that such a Lien has not already been granted to the Lender.

        8.3    Assumptions, Guarantees, Etc. of Indebtedness of Other Persons.    The Borrower shall not, and the Borrower shall cause its Subsidiaries to not, directly or indirectly, assume, guarantee, endorse or otherwise become directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) in connection with any Indebtedness of any other Person, except (a) guarantees by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business or (b) in connection with Indebtedness contemplated by Section 8.1(e).

        8.4    Liquidation; Merger; Change in Ownership.    Except as provided under the Arrangement Agreement, the Borrower shall not, and the Borrower shall cause its Subsidiaries to not, liquidate or dissolve, or enter into any consolidation, amalgamation, arrangement, business combination or merger, or enter into any partnership, joint venture or other combination where such combination involves a contribution by the Borrower or any Subsidiary thereof of all or substantially all of its assets, or sell, lease or dispose of its business or assets as a whole or in an amount which constitutes substantially all of such assets, or enter into any agreement with respect to the foregoing or agree to do or undertake any of the foregoing.

        8.5    Restrictive and Inconsistent Agreements.    The Borrower shall not, and the Borrower shall cause its Subsidiaries to not, enter into any agreement or undertaking or incur or suffer any obligation prohibiting or inconsistent with the performance by the Borrower of its Obligations under the Loan Documents or any Material Agreement.

        8.6    Burdens on Production.    The Borrower shall not, and the Borrower shall cause its Subsidiaries to not, grant, sell, transfer, assign or convey, directly or indirectly, to any Person any Royalty (of any kind or nature whatsoever, howsoever designated), production payment or other non-cost bearing interests in or to any Property or any Project, other than the Royalties listed in Schedule 1.1(e).

        8.7    Investments in Other Persons.    The Borrower shall not, and the Borrower shall cause its Subsidiaries to not, directly or indirectly: (a) make any loan or advance of credit (other than as contemplated by the Budget, or approved capital expenditures and exploration expenses, or from the Borrower to the Borrower) to any Person utilizing the Loan proceeds or (b) purchase or otherwise acquire the capital stock, indebtedness, obligations of, or any interest in, any Person (other than readily marketable direct obligations of the United States of America and certificates of time deposit issued by a commercial bank of recognized standing operating in the United States of America, or other investment grade instruments reasonably approved by the Lender).

        8.8    Sale of Project Assets.    The Borrower shall not, and shall cause its Subsidiaries to not, directly or indirectly, sell, transfer, assign or otherwise dispose of any of their respective assets or properties, including any assets or properties related to any Project, except for sales of graphite in the ordinary course of business pursuant to (a) sales agreements in existence as of the Closing Date and disclosed on Schedule 1.1(d), and (b) sales agreements approved by the Lender. The Borrower shall not, and shall cause its Subsidiaries to not, directly or indirectly, enter into or agree to any offtake agreement, supply agreement, sales agreement or other Instrument relating to the sale, conveyance, transfer or grant of an interest in graphite produced at or from any Project, without the prior written approval of the Lender, except for sales of graphite in the ordinary course of business pursuant to sales agreements approved by the Lender in accordance with the foregoing.

        8.9    Acquisitions.    The Borrower shall not, and the Borrower shall cause its Subsidiaries to not, purchase or acquire any Equity Interests of any Person, or purchase or acquire all or substantially all the assets of any Person, or purchase or acquire a division or business of any Person.

        8.10    Dividends; Reduction in Capital.    The Borrower shall not (a) declare, accrue or pay any dividends, whether in cash or in Equity Interests, or (b) buy back any of its Shares or otherwise reduce its capital, while any Loan or any other amount hereunder remains outstanding and unpaid.

        8.11    Limitation on the Issuance of Shares.    The Borrower shall not sell, transfer or issue, and the Borrower shall not cause or permit any Subsidiary to sell, transfer or issue, any Equity Interest of the Borrower or any Subsidiary, except for the sale, transfer or issuance of Equity Interests to any of its Subsidiaries, which are subject to an Equity Interest Pledge Agreement in favor of the Lender upon the sale, transfer or issuance of such Equity Interests to the Borrower. The Borrower shall not split, subdivide, combine, consolidate, reverse split, or reclassify any shares of its capital stock, undertake any capital reorganization or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof).

        8.12    Budget.    The Borrower shall not, and the Borrower shall cause its Subsidiaries to not, materially amend, modify, supplement or revise the Budget without the prior consent of AGC's Board of Directors and, if such consent is obtained, then by the Lender, which consent may be withheld by the Lender in its sole discretion. For the purposes of the foregoing, a material amendment, modification, supplement or revision requiring consent of AGC's Board of Directors and the Lender shall not include an anticipated or actual negative variance in the Budget (a) created solely by a change in the timing of when the Borrower makes an expenditure or (b) that relates solely to an expenditure that the Borrower, to its knowledge and in accordance with generally accepted industry practices, reasonably expects to offset against other savings within the period of time covered by such Budget. The Borrower shall not, and shall cause its Subsidiaries to not, make, agree to make, accrue or incur any expenditure of any nature whatsoever, or any commitment therefor, unless such expenditure is included and described in the Budget or unless such expenditure receives prior approval by AGC's Board of Directors and, if such approval is obtained, then by the Lender, which approval may be withheld by the Lender in its sole discretion.

        8.13    Material Agreements.    The Borrower shall not, and the Borrower shall cause its Subsidiaries to not, (a) enter into or agree to enter into any Material Agreement, or (b) modify, amend or knowingly waive any material rights with respect to any Material Agreement to which any such Person is a party, in each case without the prior written consent of the Lender.

        8.14    Limitation on Hedging.    The Borrower shall not, and the Borrower shall cause its Subsidiaries to not, enter into any Hedge Contract without the prior written consent of the Lender.

        8.15    Transactions with Affiliates.    The Borrower shall not, and the Borrower shall cause its Subsidiaries to not, sell, lease, assign or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with or make any payments to, any Affiliate or any officer or employee of the Borrower or a Subsidiary of the Borrower; provided, however that the Borrower or Subsidiary may engage in such a transaction so long as (a) it is entered into and completed in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated parties, (b) it does not remove any property or asset from the coverage of any Security Document in favor of the Lender or otherwise have a material adverse effect on any Collateral or any Security Document, and (c) the Borrower Representative has provided written notice thereof to the Lender.

        8.16    New Subsidiaries.    The Borrower shall not, and the Borrower shall cause its Subsidiaries to not, organize or acquire any Subsidiary. In the event the Lender consents to the organization or acquisition of a Subsidiary by the Borrower, (a) the Borrower Representative shall provide the Lender with written notice thereof and an updated Schedule 6.1(b) to replace the Schedule 6.1(b) provided to the Lender on the date of this Agreement; and (b) the Borrower and each new Subsidiary of the Borrower shall execute and deliver such Security Documents and other Instruments reasonably requested by the Lender.

        8.17    Use of Loan Proceeds.    The Borrower shall not, and the Borrower shall cause its Subsidiaries to not, use the proceeds of any Loan, or any portion thereof, for any purpose other than as expressly set forth in Section 2.5 hereof.

ARTICLE 9

CONVERSION PROVISIONS

        9.1    Conversion.    As a condition to this Agreement and the Loan to be made hereunder, the Borrower hereby agrees to the conversion of the Loan into Tradable Shares at the option of the Lender in accordance with the terms set forth herein. Beginning on the Closing Date, the terms and conditions set forth in this Article 9, together with those set forth in Schedule 9, shall apply to the conversion of the Loan, or any portion thereof, together with any outstanding interest thereon, into Tradable Shares (the "Conversion Shares"), from time to time.

        9.2    Conversion; Issuance of Shares.

          (a)    Conversion Rights.    The Borrower hereby irrevocably grants to the Lender the option and right, exercisable from time to time in the Lender's sole discretion during the Conversion Period, and upon three (3) Business Days prior written notice to the Borrower Representative (the "Conversion Notice") to convert all or any portion of the Loan, together with any outstanding interest thereon, into Conversion Shares at the Conversion Price (the "Conversion Rights") whereupon the relevant portion of the Loan shall be deemed permanently repaid upon issuance of the Conversion Shares to the Lender. The Conversion Notice shall be in the form of Attachment I to Schedule 9 and shall specify (i) the principal amount of the Loan to be converted into Conversion Shares (the "Conversion Amount"); (ii) the accrued and unpaid interest due on the Conversion Amount; (iii) the effective date for the conversion and delivery of Conversion Shares to the Lender (the "Conversion Date"); (iv) the Conversion Price; and (v) the number of Conversion Shares to be issued by AGC in satisfaction of such conversion. The number of Conversion Shares to be issued by AGC to the Lender shall be determined by the Lender by calculating (x) the sum of (A) the Conversion Amount plus (B) the amount of accrued and unpaid interest on the Conversion Amount, divided by (B) the Conversion Price with any such adjustments required to comply with the TSX Venture Exchange Corporate Finance Manual. The Lender may also specify in the Conversion Notice the denominations and number of certificates for the Conversion Shares to be issued by AGC in connection with such conversion, the name in which such certificates should be titled and issued and delivery instructions with respect thereto. Each Conversion Notice will be irrevocable when it is effective under the notice provisions of this Agreement. AGC shall promptly issue and deliver to the Lender the applicable number of Conversion Shares, and the Conversion Amount will be deemed to have been repaid by the Borrower upon irrevocable delivery of such Conversion Shares, issued in the name of the Lender (or its designee).

          (b)    Payment in Dollars.    Notwithstanding the right of the Lender to exercise its Conversion Rights as set forth in this Article 9, if the Lender does not exercise its Conversion Rights at any time prior to the Scheduled Maturity Date, then the Borrower shall repay the Loan on the Scheduled Maturity Date by delivery of United States Dollars in immediately available funds to the Lender's Account, or such other account designated by the Lender in accordance with Article 3.

          (c)    Directed Advances.    The Borrower hereby acknowledges and confirms the right granted to the Lender to make Directed Advances to the Borrower at any time during the Conversion Period in the amounts and as permitted by Section 3.5, and immediately to exercise the right to convert the amount of any such Directed Advance into Conversion Shares in accordance with Section 9.2(a).

        9.3    Conversion Amount.    The Lender may exercise its Conversion Rights at any time, and from time to time, during the Conversion Period, with respect to all or any portion of the Loan then outstanding of US$50,000 and larger, and with respect to an amount smaller than US$50,000 if such smaller amount represents the entire amount of the Loan outstanding.

        9.4    Fractional Interests.    AGC shall not be required to issue fractional Conversion Shares upon conversion. If any fraction of a Conversion Share would, except for the provisions of this Section 9.5, be issuable on a conversion of the Loan, or any portion thereof, together with any outstanding interest thereon, AGC shall issue to the Lender one (1) share for a fraction of a Conversion Share greater than or equal to 0.50 and shall issue zero (0) shares for a fraction of a Conversion Share less than 0.50.

        9.5    Transfer of Conversion Provisions to Successors to the Borrower.    If AGC is acquired by another Person or another Person becomes the record or beneficial owner of more than seventy-five percent (75%) of the then outstanding voting Equity Interests of AGC (and the Lender has provided its prior written consent to such transaction and has waived any Default or Event of Default created thereby), AGC shall cause such Person to extend to the Lender, in a written agreement in form reasonably acceptable to the Lender, rights to convert the Loan into Shares in such Person, on terms substantially equivalent to the Conversion Provisions, with adjustments to such terms as reasonably necessary to reflect the market capitalization or, if not publicly traded, the net asset value, of AGC and of such other Person at the time of the acquisition of the Shares of AGC by such Person.

ARTICLE 10

EVENTS OF DEFAULT

        10.1    Event of Default.    Each of the following events shall be an "Event of Default" hereunder:

          (a)    Nonpayment.    The Borrower shall fail to repay the Loan as and when due hereunder (whether at stated maturity, by prepayment, on demand or otherwise), or shall fail to pay interest hereunder when due (whether on a payment date, by prepayment, on demand or otherwise), or shall fail to pay any other amount due hereunder when due (whether on the date when due, by prepayment, on demand or otherwise).

          (b)    Specific Defaults.    The Borrower shall fail to observe or perform any of its covenants contained in Sections 7.14, 7.16, 7.17, or Article 8 of this Agreement.

          (c)    Other Defaults.    The Borrower shall fail to observe or perform any of its covenants contained in this Agreement or any other Loan Document, other than the covenants referred to in clauses (a) and (b) above, and the Borrower has not remedied such default within ten (10) days after the earlier of (x) the date the Borrower's became aware of such default or (y) the date on which written notice of default was been given by the Lender to the Borrower Representative.

          (d)    Representation or Warranty.    Any representations or warranty made by the Borrower under or in connection with this Agreement, or the other Loan Documents shall prove to have been incorrect, incomplete or misleading in any material respect when made.

          (e)    Cross-Default.    A default (howsoever characterized) shall occur under (i) any Loan Document, (ii) any Material Agreement (subject to applicable cure periods thereunder, if any), or (iii) any agreement or Instrument pertaining to Indebtedness permitted by Section 8.1; or the Borrower shall fail to pay any Indebtedness, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such default or failure to pay is not being contested by the Borrower in good faith; or, any other default under any agreement or Instrument relating to any such Indebtedness or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or Instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness, unless such default or event shall be waived by the holders or trustees of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof.

          (f)    Bankruptcy; Insolvency.    (i) The Borrower shall initiate or commence any case, proceeding or other action (A) under any existing or future Bankruptcy Law, or otherwise seeking to have it judged bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, receiver and manager, trustee, custodian, administrator, conservator, liquidator, controller, monitor or other similar official for it or for all or any substantial part of its assets, or the Borrower shall make a general assignment for the benefit of its creditors; or (ii) a receiver, receiver and manager, trustee, custodian, administrator, conservator, liquidator, controller, monitor or other similar official is appointed for the Borrower or for all or any substantial part of its assets or any steps are taken with respect to such appointment; or (iii) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iv) there shall be commenced against the Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (v) the Borrower shall take any action in furtherance of, or indicating its consent to, approval of, authorization of, or acquiescence in, any of the acts set forth in clause (i), (ii), (iii), or (iv) above; (vi) any corporate action, legal proceedings or other formal procedure is taken in relation to the foregoing; or (vii) the Borrower generally shall not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

          (g)    Judgments.    A final judgment or order for the payment of money shall be rendered against the Borrower and, in either case, either; (A) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or (B) a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect for any period of twenty (20) consecutive days.

          (h)    Security Interest.    Any Security Document after delivery thereof shall for any reason, except to the extent permitted by the terms thereof or the terms hereof, cease to create a valid and perfected Lien having the Agreed Priority with respect to any of the Collateral purported to be covered thereby, or the Borrower shall so state or claim in writing.

          (i)    Collateral Enforcement.    Creditors of the Borrower or the Borrower having a Lien against or in respect of the property and assets thereof, or any part thereof, realize upon or enforce any such security against such property and assets or any part thereof and such realization or enforcement shall continue in effect and not be released, discharged or stayed within the lesser of twenty (20) days and the period of time prescribed under applicable laws for the completion of the sale of or realization against the assets subject to such seizure or attachment.

          (j)    Expropriation/Condemnation.    An Expropriation Event shall have occurred.

          (k)    Regulatory Action.    Any Governmental Authority shall take any action with respect to the Borrower, or with respect to any Project or any Collateral subject to the Security Documents, which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower or a Project or the ability of the Borrower to repay the Loan or to meet its other Obligations in a timely manner unless such action is set aside, dismissed or withdrawn within twenty (20) days of its institution or such action is being contested in good faith, its effect is stayed during such contest and the Borrower are allowed to continue development of such Project during such period in accordance with the Budget. A material breach or default under any Project Permit shall occur, or any such Project Permit is voided, rescinded, cancelled, terminated or not reissued, and as a result thereof, the Borrower is required to cease or delay a material operation in the Project affected by such action or such action otherwise has a Material Adverse Effect on such Project.

          (l)    Cessation of Project Operations.     Any Project, or any material portion thereof, shall be abandoned or terminated, or development or operation of any Project shall be terminated or reduced materially from the level of exploration, development, operation and use contemplated by the Budget.

          (m)    Material Adverse Change.     A change in the business, financial condition or prospects of the Borrower or any Project occurs, which has had, or could be reasonably expected to have, a Material Adverse Effect.

          (n)    Change of Control.     A Change of Control shall have occurred.

          (o)    Delisting; Suspension.     The Borrower's Shares shall be suspended or delisted from TSX Venture Exchange.

          (p)    Arrangement Agreement.     A breach by the Borrower of any of the terms and conditions, or a termination, of the Arrangement Agreement.

          (q)    ERISA Events.     An ERISA Event occurs with respect to a Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

        10.2    Remedies Upon Event of Default.

          (a)    Termination of Obligations.     Upon the occurrence of an Event of Default specified in Section 10.1(f) of this Agreement, all obligations of the Lender hereunder to provide any additional Advance shall terminate, but such termination shall not limit any rights or remedies of the Lender hereunder. In the case of any Event of Default specified in Section 10.1 (other than Section 10.1(f)), upon notice by the Lender to the Borrower Representative of the Lender's election to declare the Borrower in default, then the obligations of the Lender hereunder shall terminate, but such termination shall not limit any rights or remedies of the Lender hereunder. The date on which such notice is sent or, in the case of an Event of Default specified in Section 10.1(f) of this Agreement, the date of such Event of Default, shall be the "Date of Default."

          (b)    Acceleration upon Notice.     Upon the Date of Default and upon notice from the Lender of an Event of Default specified in Section 10.1 (other than Section 10.1(f) ), the Loan, together with all interest thereon and all other amounts owed by the Borrower hereunder to the Lender, shall be accelerated and become immediately due and payable in full.

          (c)    Acceleration without Notice.     Immediately and automatically upon the occurrence of an Event of Default specified in Section 10.1(f), without delivery of any notice by the Lender, the Loan and all amounts owed by the Borrower hereunder shall be automatically accelerated and immediately due and payable on the Date of Default.

          (d)    Availability of Rights and Remedies.     Upon the occurrence of an Event of Default, all of the rights and remedies provided to the Lender in this Agreement, each of the Security Documents, and each other Loan Document shall immediately become available to the Lender, and the Lender shall have all other rights and remedies available at law or in equity.

          (e)    Cumulative Rights and Remedies.     All rights and remedies of the Lender set out in this Agreement, the Security Documents, the other Loan Documents and otherwise available at law or in equity are cumulative, and no right or remedy contained herein or therein is intended to be exclusive; each such right or remedy is in addition to every other right and remedy contained in this Agreement, the Security Documents and the other Loan Documents, or in any existing or future agreement, or now or in the future existing at law, in equity, by statute or otherwise.

          (f)    Waiver of Presentment.     Except as expressly provided above in this Section 10.2, presentment, demand, protest and all other notices of any kind are hereby expressly waived. From and after the Date of Default, interest on the Loan shall accrue at the Default Rate and shall be payable on demand.

          (g)    Specific Performance; Special Remedies.     The Borrower acknowledges and agrees that any failure of the Borrower to comply with this Agreement will cause irreparable harm and injury and that the remedy at law for any breach or threatened breach of any such provision will be inadequate and, accordingly, the Lender shall, in addition to all other rights and remedies that the Lender may have, be entitled, with or without notice to the Borrower to the fullest extent permitted by applicable law, to seek an injunction or temporary restraining order to prevent such breach or threatened breach and to enforce specifically the terms and provisions of this Agreement. Injunctive relief, temporary restraining orders and specific performance may be imposed and enforced judicially or by arbitrators. Such remedies are cumulative and not exclusive and are in addition to all other remedies available to the Lender under this Agreement, the other Loan Documents or otherwise.

ARTICLE 11
MISCELLANEOUS

        11.1    Amendments, Etc.    Except as otherwise expressly provided in this Agreement, no amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower or the Lender therefrom, shall in any event be effective unless the same shall be in writing and signed by the other party, and, in the case of any amendment, by the Borrower and the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        11.2    Notices; Etc.    All notices, requests, demands and other communications provided for hereunder shall be in writing (including facsimile communication) and transmitted to the following address or facsimile:

if to the Borrower:
Alabama Graphite Corp. First Canadian Place Toronto, Ontario, Canada M5X 1C7
Attention:	Tyler W.P. Dinwoodie
Facsimile:	(416) 352-5597
E-Mail:	tdinwoodie@alabamagraphite.com
and if to the Lender:
Westwater Resources, Inc. 6950 S. Potomac Street, Suite 300 Centennial, Colorado 80112
Attention:	Jeffrey L. Vigil
Phone:	(303) 531-0473
Facsimile:	(303) 531-0519
E-Mail:	jvigil@westwaterresources.com

or, as to each Party, at such other address or number as shall be designated by such Party in a written notice to the other. All notices, requests, demands or other communications to or upon the respective Parties hereto shall be in writing (including by facsimile or e-mail), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made: (a) when delivered by hand, upon receipt; (b) when transmitted via telecopy (or other facsimile device) to the number set out herein, upon transmission; (c) the Business Day immediately following the day on which the same has been delivered prepaid (or pursuant to an invoice arrangement) to a reputable national overnight air courier service; (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid; or (e) when delivered by e-mail, upon the sender's receipt of an acknowledgment from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgment), provided that if such notice, request, demand or communication transmitted by e-mail is not sent during the normal business hours of the recipient, such notice, request or demand shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. Notices delivered to the Lender pursuant to Article 2 or Article 3 hereof shall not be effective until actually received by the Lender. The Borrower agrees that any notice, request, demand or communication delivered to the Borrower Representative in accordance with the terms of this Section 11.2 shall constitute and be deemed delivery of such notice, request, demand or communication to the Borrower.

        11.3    No Waiver; Remedies.    No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder, or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        11.4    Costs, Expenses and Taxes.    The Borrower agrees to pay after January 1, 2018 and on or before January 31, 2018 all reasonable costs and expenses of the Lender in connection with the negotiation, preparation, execution, delivery, and performance of this Agreement, the other Loan Documents and the other documents and Instruments to be delivered hereunder, including, without limitation the reasonable fees and expenses of all legal counsel and independent consultants to the Lender and all other out-of-pocket expenses of the Lender. The Borrower agrees to pay on demand all actual, out of pocket reasonable costs and expenses of the Lender in connection with the administration of this Agreement and the other Loan Documents, including the reasonable costs and expenses incurred by the Lender in connection with one (1) annual site visit by the Lender to the Projects per year, and all reasonable costs and expenses, if any, in connection with any amendments, waivers or consents and the protection of the Lender's rights with respect to and the enforcement of this Agreement, the other Loan Documents and the other documents to be delivered hereunder (whether incurred before, during or after commencement of any bankruptcy, reorganization or insolvency actions pertaining to the Borrower). All such expenses will be itemized in reasonable detail. In addition, the Borrower agrees to pay any and all stamp, mortgage recording and other Taxes, filing fees, duties or charges payable or determined to be payable in connection with the execution and delivery of this Agreement, the other Loan Documents and the other documents to be delivered hereunder, and the Borrower agrees to indemnify and save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such Taxes, filing fees or charges. The Borrower acknowledges that it shall pay all aforementioned costs, expenses and taxes regardless of whether any Loan is advanced.

        11.5    Indemnification.    The Borrower agrees to indemnify the Lender and each of the Lender's Affiliates and their respective directors, partners, managers, members, owners, principals, shareholders, officers, employees, agents, consultants and Representatives (each, an "Indemnified Party" and collectively, the "Indemnified Parties"), from and against, and to defend and hold each of the Indemnified Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, fines, suits, costs, assessments, charges, claims, Taxes and Other Taxes (other than Excluded Taxes), expenses, payments or disbursements of any kind whatsoever, including attorneys' fees and expenses, and all reasonable fees and time charges and disbursements for attorneys who may be employees of any Indemnified Party (collectively "Losses") which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred or suffered by or asserted against any Indemnified Party in any way relating to or arising out of (a) this Agreement or any other Loan Document or any Instrument contemplated by or referred to herein or therein, the transactions contemplated hereby or thereby, or the use of the Loan, or (b) a breach or default (whether or not constituting a Default or Event of Default) by the Borrower, or (c) any action or proceeding brought by or against an Indemnified Person due to its entering into or being a party to any Loan Document or by reason of its exercising or performing, or causing the exercise or performance of, any right, power, remedy, obligation or action under any Loan Document, whether or not related to the enforcement of any Loan Document, or (d) any act or omission of the Borrower, or (e) the business or operations of the Borrower or the ownership, management, administration or operation of the Projects, any Property or any other property of the Borrower, or the condition thereof, or (f) any other matter whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Document, except, in each case, with respect to Losses arising entirely out of the gross negligence or willful misconduct of the Lender or such Indemnified Party as determined by a court of competent jurisdiction by a final and nonappealable judgment. This Section 11.5 shall survive the repayment of the Obligations, the repayment of the Promissory Note and the termination of this Agreement.

        11.6    Binding Effect; Assignment.    This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective permitted successors and assigns. The Borrower shall not have the right to assign any of its rights or obligations hereunder or any interest herein or in any other Loan Document without the prior written consent of the Lender. Subject to Governmental Requirements, the Lender may, at any time, without the consent of the Borrower, assign to its respective successors and Affiliates, or may grant participation to one or more banks, financial institutions or other Persons, in or to all or any part of, and may assign to one or more banks, financial institutions or other Persons, all or any part of, this Agreement, the other Loan Documents and the Loan, and, to the extent of such assignment, such assignee shall have the same obligations, rights and benefits with respect to the Borrower as it would have had if it were a lender hereunder.

        11.7    Governing Law.    THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS OTHERWISE STATED THEREIN) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO, NOT INCLUDING THE CONFLICTS OF LAW AND CHOICE OF LAW PROVISIONS THEREOF.

        11.8    WAIVER OF JURY TRIAL.    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

        11.9    Execution in Counterparts; Facsimile Signatures.    This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement may be validly executed and delivered by facsimile, portable document format (.pdf) or other electronic transmission, and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as delivery of a manually executed original signature.

        11.10    Inconsistent Provisions.    In the event of any conflict between this Agreement and any of the other Loan Documents, the provisions of this Agreement shall govern and be controlling.

        11.11    Severability.    If any provision hereof is determined to be ineffective or unenforceable for any reason, the remaining provisions hereof shall remain in effect, binding on the parties and enforceable at the election of the Lender in its sole discretion.

        11.12    Governing Language.    For all purposes, this English language version of this Agreement shall be the original, governing instrument and understanding of the parties. In the event of any conflict between this English language version of the Agreement and any subsequent translation into any other language, this English language version shall govern and control.

        11.13    Survival of Representations and Warranties.    All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of any Loan. Such representations and warranties have been and will be relied upon by the Lender, regardless of any investigation made by the Lender or on behalf of the Lender and notwithstanding that the Lender may have had actual or constructive notice or knowledge of (a) any inaccuracy or incompleteness of any representation and warranty, whenever made, or (b) of the existence of a Default, whether at the Closing Date or at the time of any advance of a Loan, and such representations and warranties shall continue in full force and effect as long as any Loan or any other Obligation has not been paid or performed in full.

        11.14    Entire Agreement; Schedules and Exhibits.    The Schedules to this Agreement and the Exhibits to this Agreement form an integral part of this Agreement and are incorporated herein by reference and expressly made a part hereof. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof, superseding all prior statements, representations, discussions, agreements and understandings, oral or written, relating to such subject matter, including all term sheets and commitment letters.

        11.15    Further Assurances.    The Borrower shall execute, acknowledge and deliver to the Lender such other and further documents, certificates and Instruments and do or cause to be done such other acts as the Lender reasonably determines to be necessary or desirable to effect the intent of the parties to this Agreement or otherwise to protect and preserve the interests of the Lender hereunder, promptly upon request of the Lender, including the execution and delivery of any and all documents, certificates and Instruments which are necessary or advisable to create, protect, maintain or perfect in favor of the Lender, Liens on all Collateral of the Borrower.

        11.16    Acknowledgements.    Each of the parties hereto hereby acknowledges that: it has been advised by its own legal counsel in the negotiation, preparation, execution and delivery of this Agreement and each other Loan Document;

          (a)   this Agreement and the other Loan Documents shall not be construed against any party or more favorably in favor of any party based upon which party drafted the same, it being agreed and acknowledged that all parties contributed substantially to the negotiation and preparation of this Agreement and the other Loan Documents;

          (b)   the Lender has no fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any other agreement, arrangement, Instrument or investment, and the relationship between the Lender, on one hand, and the Borrower, on the other hand, in connection herewith is solely that of debtor and creditor;

          (c)   neither this Agreement nor any other Loan Document to which the Borrower and the Lender is a party (nor any other agreement, arrangement, Instrument or investment, between the Lender, on one hand, and the Borrower, on the other hand) creates a joint venture, partnership, agency relationship or fiduciary duty, and no joint venture, partnership, agency relationship or fiduciary duty shall be deemed to exist, between the Lender and the Borrower;

          (d)   the Lender is and has been acting solely as a principal and the Lender has not been, is not, and will not be, acting as an advisor, agent or fiduciary for the Borrower;

          (e)   the Lender may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and the Lender has no obligation to disclose any of such interests to the Borrower or its Affiliates; and

          (f)    the Borrower will not claim that any Lender has rendered advisory services of any nature or with respect to, or owes a fiduciary or similar duty to, the Borrower in connection with this Agreement, the other Loan Documents, the transactions contemplated hereby or thereby, or the process leading thereto.

        11.17    Submission to Jurisdiction; Venue; Service.

          (a)   The Borrower irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of Colorado and of the United States District Court sitting in the State of Colorado, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

          (b)   The Borrower irrevocably and unconditionally waives to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 11.17(a) hereof. The Borrower hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c)   The Borrower hereto irrevocably consents to service of process in the manner provided for notices in Section 11.2 hereof. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

        11.18    Termination of Covenants.    Upon (i) the complete and irrevocable payment in full of the Loan and all accrued interest thereon, together with all other fees, expenses and other amounts due hereunder and under each other Loan Document, and (ii) the complete and irrevocable payment and performance of all other Obligations (other than any unexercised right of the Lender to advance a Directed Advance prior to the Scheduled Maturity Date and any contingent indemnification Obligation for which no claim has been made), then all covenants of the Borrower contained in Article 4, Article 5, Article 7 and Article 8 hereof will terminate (other than with respect to those that expressly survive repayment). For purposes of certainty, the right and option of the Lender to make Directed Advances to the Borrower and to convert such Directed Advance into Shares in accordance with the Conversion Provisions shall not terminate, and may not be terminated by the Borrower, prior to the Scheduled Maturity Date, and this Agreement shall remain in full force and effect for such purpose.

        11.19    Borrowers Jointly and Severally Liable.    Notwithstanding anything to the contrary herein, the Loan and the other Obligations constitute the joint and several obligations of each Borrower, and the

Lender may at its option enforce the entire amount of the Loan made available to any Borrower and the other Obligations owing by such Borrower against such Borrower or any Borrower. The Lender may exercise remedies against any Borrower and its property separately, whether or not the Lender exercises remedies against any other Borrower or its property. The Lender may enforce any Borrower's obligations without enforcing any other Borrower's obligations or any Borrower's obligations under this Section 11.20. Any failure or inability of the Lender to enforce any Borrower's obligations shall not in any way limit the Lender's right to enforce the respective obligations of any other Borrower or any Borrower's obligations under this Section. If the Lender forecloses or exercises similar remedies under any one or more Security Documents with respect to any given Borrower, then such foreclosure or similar remedy shall be deemed to reduce the balance of such Borrower's Loans only to the extent of the cash proceeds actually realized by the Lender from such foreclosure or similar remedy or, if applicable, the Lender's credit bid at such sale, regardless of the effect of such foreclosure or similar remedy on the Loans secured by such Security Documents under the applicable state law. For the avoidance of doubt, each Borrower shall be jointly and severally liable for all Obligations of each other Borrower.

        11.20    Borrower Representative.    Each Borrower hereby designates Tyler Dinwoodie, an Executive Vice President of AGC, as the "Borrower Representative" as its representative and agent on its behalf for the purposes of issuing each Draw Request, giving instructions with respect to the disbursement of the proceeds of the Loans, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents, and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower under the Loan Documents. Borrower Representative hereby accepts such appointment. Lender may regard any notice or other communication pursuant to any Loan Document from Borrower Representative as a notice or communication from each Borrower, and may give any notice or communication required or permitted to be given to any Borrower or each Borrower hereunder to Borrower Representative on behalf of such Borrower or each Borrower. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

        11.21    Authorized Disclosure of Confidential Information; Restrictions.    The Lender will keep all Confidential Information confidential and not disclose it to any third Person, except that Confidential Information may be disclosed (i) to any Representatives or Affiliate of the Lender (each, a "Permitted Third Party") (it being understood that the Permitted Third Party to whom such disclosure is made will first be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential); (ii) to the extent required by any Governmental Authority or any Governmental Requirement, as determined by Lender in its sole discretion (for the avoidance of doubt, the Lender will be required to publicly file this Agreement as an exhibit to Form 8-K with the United States Securities and Exchange Commission); (iii) in connection with the exercise of any rights or remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (iv) subject to an agreement containing provisions substantially the same as those of this Section 11.22, to any assignee or any prospective assignee of the Lender to which the Lender may assign any of its rights or obligations under this Agreement; or (v) with the prior written consent of the Borrower. "Confidential Information" means all information received from the Borrower (regardless of whether such information was received before or after the Closing Date), relating to the Borrower or its business, whether disclosed verbally or in writing, learned thereby, including confidential, proprietary and material non-public information; provided that, in the case of information received from the Borrower or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential or consists of financial or other reports required to be submitted under Section 7.3 hereof. "Confidential Information" shall not include any information that (x) is in the possession of the Lender or a Permitted Third Party prior to disclosure by the Borrower; (y) is in the public domain prior to disclosure to the Lender or a Permitted Third Party; or (z) lawfully enters the public domain through no violation of this Section 11.22 after disclosure to the Lender or any Permitted Third Party. The Lender acknowledges and agrees that it is aware, and it shall advise each Permitted Third Party who is informed as to the matters which are the subject of this Agreement, that it is receiving information of the Borrower that may include material non-public information and that applicable Securities Laws may impose restrictions on trading securities when in possession of such information and on communicating such information to any other person. Any Representative of the Lender who attends a meeting of the Board of Directors of the Borrower shall be permitted, and the Borrower hereby acknowledges its authorization, to disclose any Confidential Information to the Lender and any other Permitted Third Party for the purposes of managing the Lender's investment. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section 11.22 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information.

remainder of this page intentionally blank

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:
ALABAMA GRAPHITE CORP.
By:	/s/ TYLER W. P. DINWOODIE
	Name:	Tyler W. P. Dinwoodie
	Title:	Executive Vice President
ALABAMA GRAPHITE COMPANY, INC.
By:	/s/ TYLER W. P. DINWOODIE
	Name:	Tyler W. P. Dinwoodie
	Title:	President and Director
Executed before me this 9th day of December, 2017
/s/ DOUGLAS F. CALDWELL (Seal of Douglas F. Caldwell)
Lawyer, Notary Public, Commissioner, etc. Douglas F. Caldwell Caldwell and Moore 260 Barrie Street Kingston, ON K7Z 3K7

Signature Pages to Loan Agreement

LENDER:
WESTWATER RESOURCES, INC.
By:	/s/ CHRISTOPHER JONES
	Name:	Christopher Jones
	Title:	President and Chief Executive Officer

Signature Pages to Loan Agreement

ANNEX C

December 10, 2017

Board of Directors
Westwater Resources, Inc.
6950 South Potomac Street
Ste. 300
Centennial, CO 80112

Members of the Board of Directors:

        Roth Capital Partners, LLC ("Roth, "us" or "we") understands that Westwater Resources, Inc., a corporation organized under the laws of Delaware ("WWR" or the "Parent"), WWR's wholly-owned subsidiary 1143738 B. C. Ltd., a corporation existing under the laws of British Columbia, Canada (the "Purchaser") and Alabama Graphite Corp., a corporation existing under the laws of British Columbia, Canada ("AGC" or the "Company"), intend to enter into an Arrangement Agreement (the "Arrangement Agreement"), in which, pursuant to a Plan of Arrangement, WWR will acquire (through the Purchaser) all of the Common Shares of the Company in exchange for Parent Shares, Company Options in exchange for Replacement Options issued by the Parent, and the conversion of Company Warrants to the right to receive the same aggregate consideration in Parent Shares, all reflecting an exchange Ratio of 0.08 shares of WWR common stock for each common share of AGC (the "Share Exchange Ratio"). In each case, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Arrangement Agreement.

        You have asked us to render an opinion, as of the date hereof, with respect to the fairness, from a financial point of view, to the Parent and stockholders of Parent of the aggregate consideration payable to Company Securityholders pursuant to the Plan of Arrangement.

        For purposes of the opinion set forth herein, we have reviewed execution drafts of the Arrangement Agreement, Plan of Arrangement, and related ancillary documents, and we have also, among other things:

  (i)
  reviewed certain publicly available and other business and financial information provided by WWR;

  (ii)
  reviewed certain internal financial statements and other financial and operating data concerning AGC provided by WWR;

  (iii)
  reviewed certain financial forecasts relating to AGC prepared by the management of AGC (the "AGC Forecasts") and provided by WWR;

  (iv)
  discussed the past and current operations, financial condition and prospects of each of AGC and WWR with senior management of WWR, including the assessments of senior management of WWR as to the liquidity needs of, and financing alternatives and other capital resources available to, AGC;

  (v)
  participated in certain discussions with senior management of WWR regarding their assessment of the strategic rationale for, and the potential benefits of, the Plan of Arrangement;

  (vi)
  compared the financial performance of WWR and AGC, and their stock prices and trading activity respectively, and compared that to certain publicly-traded companies we deemed relevant in preparing this opinion;

  (vii)
  compared certain financial terms of the Plan of Arrangement to financial terms, to the extent publicly available, of certain other business combination transactions we deemed relevant in preparing this opinion;

  (viii)
  reviewed a form of Loan Agreement pursuant to which WWR would make certain loans of up to US$2,000,000 to AGC, which loans would be convertible into AGC Shares at a rate of the VWAP Shares for the first five trading dates after the announcement of the Loan Agreement and Arrangement Agreement, which will occur on the same day.as may be adjusted pursuant to the Loan Agreement);

  (ix)
  participated in discussions with certain representatives of WWR, and its professional advisors; and

  (x)
  performed such other analyses and considered such other data, financial studies, analyses and investigations, and financial, economic and market criteria and factors which we deemed relevant in preparing this opinion.

        In conducting our review and arriving at our opinion, with your consent, we have not independently investigated or verified any of the foregoing information and we have assumed and relied upon such information as being accurate and complete in all material respects, and we have further relied upon verbal or written assurances of senior management of WWR that such information was accurate and complete in all material respects when given to us and that they are not aware of any facts or circumstances that would make or render any of such information inaccurate, incomplete or misleading in any material respect. With respect to the AGC Forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of AGC as to the future financial performance of AGC. We have not been engaged to assess the achievability of any projections or the assumptions on which they were based, and we express no view as to such projections or assumptions. In addition, we have not assumed any responsibility for any independent valuation or appraisal of the assets, liabilities or business operations of WWR or AGC, nor have we been furnished with any such valuation or appraisal. In addition, we have not assumed any obligation to conduct, nor have we actually conducted, any physical inspection of the properties or facilities of WWR or AGC.

        We also have assumed, with your consent, that the Plan of Arrangement will be consummated substantially in accordance with the terms set forth in the Arrangement Agreement and in compliance with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, Business Corporation Act (British Columbia), and all other applicable federal, state and local statutes, rules, regulations promulgated thereunder and the rules and regulations of The NASDAQ Stock Market, TSX Venture Exchange, and any other applicable exchanges, that the representations and warranties of each party in the Arrangement Agreement are true and correct, that each party to the Plan of Arrangement will perform on a timely basis all covenants and agreements required to be performed by it under the Arrangement Agreement, and that all conditions to the consummation of the Plan of Arrangement will be satisfied without waiver thereof. In addition, we have assumed that the number of AGC Securityholders executing Dissent Rights will not be material to the Plan of Arrangement as a whole. We have further assumed that the final Arrangement Agreement when signed by all relevant parties will conform in all material respects to the execution draft of the Arrangement Agreement dated December [10], 2017, and that the Plan of Arrangement will be consummated as described in the draft Arrangement Agreement. We have also assumed that all governmental, regulatory and other consents and approvals contemplated by the Arrangement Agreement will be timely obtained and that, in the course of obtaining any of those consents and approvals, no modification, delay, limitation, restriction or condition will be imposed or waivers made that would have a material adverse effect on WWR or AGC or on the contemplated benefits of the Plan of Arrangement.

        Our opinion addresses only the fairness, from a financial point of view to the Parent and shareholders of Parent, as of the date hereof, of the aggregate consideration payable to Company Securityholders pursuant to the Plan of Arrangement. Our opinion does not in any manner address any other aspect or implication of the Plan of Arrangement or any agreement, arrangement or understanding entered into in connection with the Plan of Arrangement or otherwise, including, without limitation, the fairness of the amount or nature of any compensation to any officers, directors or employees of, or any class of such persons, relative to the consideration in the Plan of Arrangement. Our opinion also does not address the relative merits of the Plan of Arrangement as compared to any alternative business strategies that might exist for WWR, the underlying business decision of WWR to proceed with the Plan of Arrangement, or the effects of any other transaction in which WWR might engage. The issuance of this opinion was approved by an authorized internal fairness committee of Roth in accordance with our customary practice. Our opinion is necessarily based on economic, monetary, market, financial and other conditions as they exist and can be evaluated, and the information made available to us, as of the date hereof. We express no opinion as to the underlying valuation, future performance or long-term viability of WWR or AGC. Further, we express no opinion as to the actual value of the shares of WWR when issued pursuant to the Arrangement Agreement or the prices at which shares of WWR will trade at any time before, after or during the Plan of Arrangement. It should be understood that, although subsequent developments or events may affect various assumptions used by us in preparing our opinion, we do not have any obligation to update, revise or reaffirm our opinion based on such developments or events or otherwise and we expressly disclaim any responsibility to do so. Our opinion does not address any legal, tax or accounting matters.

        We note that, in connection with performing and rendering our services to WWR, we were not authorized to and did not solicit any expressions of interest from any other parties with respect to any other merger, sale or other business combination involving WWR.

        We have acted as financial advisor to WWR in connection with the Plan of Arrangement and will receive a fee for our services payable upon delivery of this opinion to the WWR's Board of Directors following a request from such Board that our opinion be so delivered. Our fee is not contingent upon the consummation of the Plan of Arrangement. We will be reimbursed for our reasonable out of pocket expenses incurred in rendering services to WWR, subject to an agreed maximum amount. Payment of such reimbursement is not contingent upon consummation of the Plan of Arrangement. WWR has agreed to indemnify us for certain losses, claims, damages and liabilities arising out our performance of services pursuant to our engagement with WWR.

        Roth, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates' own accounts and for the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of WWR or AGC, and, accordingly, may at any time hold a long or a short position in such securities.

        It is understood that this letter is solely for the information of the Board of Directors of WWR in connection with its evaluation of the Plan of Arrangement and does not constitute a recommendation to any stockholder of WWR as to how such stockholder should vote or otherwise act or refrain from acting on any matter relating to the Plan of Arrangement. This opinion may not be relied upon by any other person, or used for any other purpose. Except as expressly contemplated by and subject to the limitations set forth in the Arrangement Agreement, this opinion may not be reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without our prior written consent.

        We acknowledge that a copy of this opinion may be included in its entirety as an exhibit, and a summary of the contents of this opinion may be disclosed, in any filing that WWR is required to make with the U.S. Securities & Exchange Commission in connection with the Plan of Arrangement only to the extent WWR has concluded upon advice of counsel that such inclusion or disclosure is required by applicable law.

        On the basis of and subject to the foregoing, we are of the opinion, as of the date hereof, that the aggregate Consideration payable to Company Securityholders pursuant to the Plan of Arrangement is fair, from a financial point of view, to the Parent and the shareholders of Parent.

Very truly yours,

/s/ Roth Capital Partners, LLC
Roth Capital Partners, LLC

PRELIMINARY PROXY MATERIALS —SUBJECT TO COMPLETION, DATED MARCH 2, 2018

Westwater Resources, Inc. IMPORTANT ANNUAL MEETING INFORMATION

ELECTRONIC VOTING INSTRUCTIONS

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlines below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on March [ ], 2018.

Vote by Internet

•      Go to www.investorvote.com/WWR

•      Or scan the QR code with your smartphone

•      Follow the steps outlined on the secure website

Vote by telephone

•      Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•      Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as show in
this example. Please do not write outside the designated area: ☒

Annual Meeting Proxy Card

Proposals — The Board of Directors recommends a vote FOR Proposals 1, 3 and 4 and FOR all the nominees listed in Proposal 2.

						For	Against	Abstain

1 To approve the WWR Stock Issuance proposal to approve WWR issuing its common stock pursuant to the Arrangement Agreement with Alabama Graphite.						☐	☐	☐

2. Election of Directors
	For	Withhold		For	Withhold

01 - Terence Cryan	☐	☐	02 - Christopher M. Jones	☐	☐

03 - Marvin K. Kaiser	☐	☐	04 - Tracy Pagliara	☐	☐

05 - Patrick N. Burke	☐	☐

3 To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for 2018.						☐	☐	☐

4 To provide advisory approval of our executive compensation.						☐	☐	☐

5 To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

PRELIMINARY PROXY MATERIALS —SUBJECT TO COMPLETION, DATED MARCH 2, 2018

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Westwater Resources, Inc.

Notice of Annual Meeting of Stockholders

6950 S. Potomac Street, Suite 300

Centennial, Colorado 80112

Proxy Solicited by Board of Directors for Annual Meeting — April [ ], 2018

Christopher M. Jones and Terence J. Cryan, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Westwater Resources, Inc. to be held on April [ ], 2018 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder when properly executed. If no such directions are indicated, shares represented by this proxy will be voted FOR Proposal 1, FOR each of the nominees listed in Proposal 2, FOR Proposal 3, and FOR Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)